                         File Nos. 33-62470 and 811-7704

    As filed with the Securities and Exchange Commission on February 25, 2005

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 71                                              [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 73                                                             [X]

                              SCHWAB CAPITAL TRUST
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
               (Address of Principal Executive Offices) (zip code)

                                 (415) 627-7000
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Evelyn Dilsaver
             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
                     (Name and Address of Agent for Service)

                          Copies of communications to:
Richard W. Grant, Esq.       John Loder, Esq.          Koji Felton, Esq.
Morgan Lewis & Bockius LLP   Ropes & Gray              Charles Schwab Investment
1701 Market Street           One International Place   Management, Inc.
Philadelphia, PA 19103       Boston, MA 02110-2624     101 Montgomery Street
                                                       120KNY-14-109
                                                       San Francisco, CA  94104

It is proposed that this filing will become effective (check appropriate box)
    / / Immediately upon filing pursuant to paragraph (b)

    /X/ On February 28, 2005 pursuant to paragraph (b)

    / / 60 days after filing pursuant to paragraph (a)(1)
    / / On (date), pursuant to paragraph (a)(1)
    / / 75 days after filing pursuant to paragraph (a)(2)
    / / On (date), pursuant to  paragraph (a)(2) of Rule 485
        if appropriate, check the following box:
    / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SCHWAB ACTIVE EQUITY FUNDS



                                                             [SCHWAB FUNDS LOGO]



Prospectus

February 28, 2005

- Schwab Core Equity Fund TM

- Schwab Dividend Equity Fund TM

- Schwab Small-Cap Equity Fund TM

- Schwab Hedged Equity Fund TM

- Schwab Financial Services Fund TM


  (formerly Financial Services Focus Fund)


- Schwab Health Care Fund TM


  (formerly HealthCare Focus Fund)


- Schwab Technology Fund TM


  (formerly Technology Focus Fund)


As with all mutual funds, the
Securities and Exchange Commission
(SEC) has not approved these securities
or passed on whether the information in
this prospectus is adequate and
accurate. Anyone who indicates
otherwise is committing a federal
crime.                                                  [CHARLES SCHWAB LOGO]

SCHWAB ACTIVE EQUITY FUNDS



     ABOUT THE FUNDS

       Schwab Core Equity Fund TM..........................................    2

       Schwab Dividend Equity Fund TM......................................    7

       Schwab Small-Cap Equity Fund TM.....................................   13

       Schwab Hedged Equity Fund TM........................................   18

       Schwab Financial Services Fund......................................   24

       Schwab Health Care Fund.............................................   30

       Schwab Technology Fund..............................................   36

       Fund management.....................................................   42

     INVESTING IN THE FUNDS

       Buying shares.......................................................   45

       Selling/exchanging shares...........................................   47

       Transaction policies................................................   48

       Distributions and taxes.............................................   52

                  ABOUT THE FUNDS


Each fund described in this prospectus uses the Schwab Equity Ratings(R) as part of its investment strategy in pursuing its investment goal.


                  The SCHWAB CORE EQUITY FUND TM is designed to offer long-term capital growth by investing primarily in large-and mid-cap stocks. The fund seeks to outperform the S&P 500 Index while maintaining a level of volatility similar to the Index.

                  The SCHWAB DIVIDEND EQUITY FUND TM is designed to offer current income and capital appreciation by investing primarily in dividend paying common and preferred stocks. The fund seeks to provide current income from dividends that are eligible for the reduced tax rate on qualified dividend income.

                  The SCHWAB SMALL-CAP EQUITY FUND TM is designed to offer long-term capital growth by investing primarily in small-cap stocks. The fund seeks to outperform the S&P SmallCap 600 Index while maintaining a level of volatility similar to the Index.

                  The SCHWAB HEDGED EQUITY FUND TM is designed to offer long-term capital appreciation over market cycles with lower volatility than the broad equity market. The fund invests primarily in stocks, using long and short positions.

                  The SCHWAB FINANCIAL SERVICES FUND is designed to offer long-term capital growth by primarily investing in equity securities issued by companies in the financial services sector.

                  The SCHWAB HEALTH CARE FUND is designed to offer long-term capital growth by primarily investing in equity securities issued by companies in the health care sector.

                  The SCHWAB TECHNOLOGY FUND is designed to offer long-term capital growth by primarily investing in equity securities issued by companies in the technology sector.

                  The funds are designed for long-term investors. The performance of the funds will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB CORE EQUITY FUND TM
TICKER SYMBOL: SWANX

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL GROWTH.

RISK MANAGEMENT

The fund approaches risk management from the perspective of its benchmark, the S&P 500 Index. The S&P 500 Index includes the common stocks of 500 leading U.S. publicly traded companies from a broad range of industries. The portfolio managers seek to keep the fund's volatility similar to that of the S&P 500 Index.
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS PRIMARILY IN U.S. STOCKS. Under normal circumstances, the fund pursues its goal by investing at least 80% of its net assets in equity securities of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. The fund expects to hold the common stocks of U.S. companies that have market values of approximately $500 million or more. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500(R) Index.


The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 U.S.-headquartered stocks. Schwab rates stocks "A" to "D" and "F", where "A"-rated stocks, on average, are expected to strongly outperform and "F"-rated stocks, on average, are expected to strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but the fund may purchase "C"-rated stocks for purposes of sector diversification. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio.


Schwab Equity Ratings are based on a disciplined, systematic approach that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.


2 Schwab Core Equity Fund TM

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.


                                                    Schwab Core Equity Fund TM 3

                  This fund could be appropriate for long-term investors seeking an approach designed to outperform the S&P 500(R) Index.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--small-cap stocks, for instance--the fund's performance also will lag these investments.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform its benchmark or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.


4 Schwab Core Equity Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31 1

[BAR CHART]


      31.62   28.03   27.75   (7.71)  (17.89) (19.28) 28.19   13.50

        97      98      99      00      01      02      03      04

BEST QUARTER: 23.09% Q4 1998
WORST QUARTER: (15.61%) Q3 2001


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04 1


                                                                         Since
                                                    1 year   5 years   inception
--------------------------------------------------------------------------------
FUND
  Before taxes                                      13.50     (2.30)       9.58 2
  After taxes on
    distributions                                   13.31     (2.84)       8.28 2
  After taxes on
    distributions
    and sale of shares                               9.02     (2.13)       7.78 2
S&P 500(R) INDEX                                    10.88     (2.30)       8.89 3


1 Prior to June 1, 2002, the fund's day-to-day investment management was handled by a subadviser, Symphony Asset Management LLC.

2 Inception: 7/1/96.

3 From: 7/1/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
-------------------------------------------------------------------------------
Redemption fee*                                                         2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------------------------
Management fees                                                         0.54
Distribution (12b-1) fees                                               None
Other expenses                                                          0.34
                                                                       -------
Total annual operating expenses                                         0.88
Expense reduction                                                      (0.13)
                                                                       -------
NET OPERATING EXPENSES**                                                0.75
                                                                       =======



* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.



** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.75% through 2/27/06.


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


          1 year             3 years              5 years               10 years
--------------------------------------------------------------------------------
           $77                $268                  $475                 $1,072



                                                    Schwab Core Equity Fund TM 5

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                            11/1/03-   11/1/02-   11/1/01-   11/1/00-   11/1/99-
                                            10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
--------------------------------------------------------------------------------------------------
PER-SHARE DATA ($) 1
--------------------------------------------------------------------------------------------------
Net asset value at beginning of period       12.71      10.89       12.53      18.53     18.91
                                            ------------------------------------------------------
Income or loss from investment operations:
  Net investment income                       0.12       0.10        0.08       0.08      0.05
  Net realized and unrealized gains or
    losses                                    1.09       1.79       (1.64)     (4.57)     1.08
                                            ------------------------------------------------------
  Total income or loss from investment
    operations                                1.21       1.89       (1.56)     (4.49)     1.13
Less distributions:
  Dividends from net investment income       (0.11)     (0.07)      (0.08)     (0.07)    (0.04)
  Distributions from net realized gains         --         --          --      (1.44)    (1.47)
                                            ------------------------------------------------------
  Total distributions                        (0.11)     (0.07)      (0.08)     (1.51)    (1.51)
                                            ------------------------------------------------------
Net asset value at end of period             13.81      12.71       10.89      12.53     18.53
                                            ------------------------------------------------------
Total return (%)                              9.57      17.54      (12.58)    (25.93)     5.75

RATIOS/SUPPLEMENTAL DATA (%) 1
--------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                      0.75       0.75        0.75       0.75      0.76 2
  Gross operating expenses                    0.88       0.88        0.91       0.88      0.87
  Net investment income                       0.89       0.94        0.63       0.55      0.29
Portfolio turnover rate                         86         73         114        106        96
Net assets, end of period ($ X 1,000,000)      263        237         179        210       342


1 Prior to June 1, 2002, the fund's day-to-day investment management was handled by a subadviser, Symphony Asset Management LLC.


2 The ratio of net operating expenses would have been 0.75% if certain non-routine expenses (proxy fees) had not been included.



6 Schwab Core Equity Fund TM

SCHWAB DIVIDEND EQUITY FUND TM
TICKER SYMBOLS Investor Shares: SWDIX Select Shares(R): SWDSX

STRATEGY

UNDER NORMAL CIRCUMSTANCES, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN DIVIDEND PAYING COMMON AND PREFERRED STOCKS. The fund will notify its shareholders at least 60 days before changing this policy. The fund seeks to provide current income from dividends that are eligible for the reduced tax rate on qualified dividend income. The fund also seeks to provide capital appreciation by harnessing the power of the Schwab Equity Ratings TM.


The fund's initial selection universe typically consists of the 1,500 largest U.S. publicly traded companies in terms of market capitalization. These companies tend to be large- to mid-cap companies. From this list, the fund's portfolio manager seeks to select stocks that pay dividends and that have been rated "A" or "B" by Schwab Equity Ratings. The fund may purchase "C"-rated stocks for purposes of sector diversification. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio. The manager then constructs a diversified portfolio that seeks to provide a dividend yield that exceeds that of the S&P 500 Index while seeking to maintain a lower volatility than that of the Index.



The fund may also invest in other equity investments, including convertible securities, and futures. Convertible securities can be converted into or exchanged for common stocks, preferred stocks or other securities. Convertible securities and preferred stocks provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.


--------------------------------------------------------------------------------
THE FUND SEEKS CURRENT INCOME AND CAPITAL APPRECIATION.

SCHWAB EQUITY RATINGS

Schwab Equity Ratings(R) represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 U.S.-headquartered stocks. Schwab rates stocks "A" to "D" and "F", where "A"-rated stocks, on average, are expected to strongly outperform and "F"-rated stocks, on average, are expected to strongly underperform the equities market over the next 12 months. Schwab Equity Ratings are based on a disciplined, systematic approach that evaluates each stock on the basis of investment criteria from four broad categories:
Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.
--------------------------------------------------------------------------------


                                                Schwab Dividend Equity Fund TM 7

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact of its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.


8 Schwab Dividend Equity Fund TM

               This fund may be an appropriate part of your overall investment strategy if you are a long-term investor looking for current dividend income and capital appreciation.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

INVESTMENT STYLE RISK. In accordance with its income objective, the fund primarily invests in dividend paying stocks. As a result, fund performance will correlate directly with the performance of the dividend paying stock segment of the stock market. This may cause the fund to underperform funds that do not limit their investments to dividend paying stocks. In addition, if stocks held by the fund reduce or stop paying dividends, the fund's ability to generate income may be effected.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--small-cap stocks, for instance--the fund's performance also will lag these investments.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

CONVERTIBLE SECURITIES RISK. Convertible securities generally are debt obligations that pay income, but which may convert into common or preferred stock under certain circumstances. These investments, which are often issued by smaller or less established companies, are subject to the equity risks described above, but they also are subject to fixed income risks. For example, an issuer may fail to pay interest or dividends, and prices of convertible securities generally will fall when interest rates rise.


                                                Schwab Dividend Equity Fund TM 9

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.


10 Schwab Dividend Equity Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.


ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES


[BAR CHART]


        16.59

          04

BEST QUARTER: 8.23% Q4 2004
WORST QUARTER: 1.39% Q2 2004


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                         Since
                                                              1 year   inception
--------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                 16.59   23.86 1
  After taxes on distributions                                 15.77   23.07 1
  After taxes on distributions
    and sale of shares                                         11.47   20.19 1
SELECT SHARES(R)
  Before taxes                                                 16.73   23.97 1
S&P 500(R) INDEX                                               10.88   16.79 2


1 Inception: 9/2/03.

2 From: 9/2/03.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                              INVESTOR  SELECT
(% OF TRANSACTION AMOUNT)                                      SHARES   SHARES
------------------------------------------------------------------------------
Redemption fee*                                                 2.00     2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------
Management fees**                                               0.78     0.78
Distribution (12b-1) fees                                       None     None
Other expenses                                                  0.34     0.19
                                                               ---------------
Total annual operating expenses                                 1.12     0.97
Expense reduction                                              (0.02)   (0.02)
                                                               ---------------
NET OPERATING EXPENSES***                                       1.10     0.95
                                                               ===============



* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.



**  Restated to reflect current fees.



*** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.10% and 0.95%, respectively, through 2/27/06.


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                                           1 year   3 years   5 years   10 years
--------------------------------------------------------------------------------
INVESTOR SHARES                             $112     $354      $615      $1,361
SELECT SHARES                               $ 97     $307      $534      $1,188



                                               Schwab Dividend Equity Fund TM 11

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                            11/1/03-   9/2/03 1-
INVESTOR SHARES                             10/31/04   10/31/03
----------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       10.60      10.00
                                            --------------------------------------------------------------------
Income from investment operations:
  Net investment income                       0.29       0.05
  Net realized and unrealized gains           1.49       0.55
                                            --------------------------------------------------------------------
  Total income from investment operations     1.78       0.60
Less distributions:
  Dividends from net investment income       (0.32)        --
                                            --------------------------------------------------------------------
  Net asset value at end of period           12.06      10.60
                                            --------------------------------------------------------------------
Total return (%)                             17.00       6.00 2

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                      0.65         --
  Gross operating expenses                    1.19       1.34 3
  Net investment income                       2.71       3.41 3
Portfolio turnover rate                         39          2 2
Net assets, end of period ($ X 1,000,000)      267         94



                                            11/1/03-   9/2/03 1-
SELECT SHARES(R)                            10/31/04   10/31/03
----------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       10.60      10.00
                                            --------------------------------------------------------------------
Income from investment operations:
  Net investment income                       0.31       0.05
  Net realized and unrealized gains           1.48       0.55
                                            --------------------------------------------------------------------
  Total income from investment operations     1.79       0.60
Less distributions:
  Dividends from net investment income       (0.33)        --
                                            --------------------------------------------------------------------
Net asset value at end of period             12.06      10.60
                                            --------------------------------------------------------------------
Total return (%)                             17.07       6.00 2
RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                      0.54         --
  Gross operating expenses                    1.04       1.19 3
  Net investment income                       2.83       3.41 3
Portfolio turnover rate                         39          2 2
Net assets, end of period ($ X 1,000,000)      252        111


1 Commencement of operations.

2 Not annualized.

3 Annualized.


12 Schwab Dividend Equity Fund TM

SCHWAB SMALL-CAP EQUITY FUND TM
TICKER SYMBOLS Investor Shares: SWSIX Select Shares(R): SWSCX

STRATEGY

UNDER NORMAL CIRCUMSTANCES, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN SMALL-CAP EQUITY SECURITIES. The fund will notify its shareholders at least 60 days before changing this policy. The fund will typically invest in companies that have market capitalizations between $100 million and $1.5 billion at the time the stock is purchased. The fund may also invest in stocks included in the S&P SmallCap 600 Index. Over time, if the value of a stock held by the fund moves outside the specified market capitalization range or if the stock is excluded from the index, the fund may continue to hold that stock. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P SmallCap 600 Index.


The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 U.S.-headquartered stocks. Schwab rates stocks "A" to "D" and "F", where "A"-rated stocks, on average, are expected to strongly outperform and "F"-rated stocks, on average, are expected to strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but the fund may purchase "C"-rated stocks for purposes of sector diversification. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio.


Schwab Equity Ratings are based on a disciplined, systematic approach that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL GROWTH.

RISK MANAGEMENT

The fund approaches risk management from the perspective of its benchmark index, the S&P SmallCap 600 Index. This index includes the common stocks of 600 publicly traded U.S. companies, representing the leading small-cap companies in a broad range of industries. The portfolio managers seek to keep the fund's volatility similar to that of the S&P SmallCap 600 Index.
--------------------------------------------------------------------------------


                                              Schwab Small-Cap Equity Fund TM 13

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.


14  Schwab Small-Cap Equity Fund TM

              This fund could be appropriate for long-term investors looking for a small-cap fund with the potential to outperform the S&P SmallCap 600 Index.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--large-cap stocks, for instance--the fund's performance also will lag these investments.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform its benchmark or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.


                                              Schwab Small-Cap Equity Fund TM 15

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.


ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES


[BAR CHART]


        24.01

          04

BEST QUARTER: 13.09% Q4 2004
WORST QUARTER: (1.51%) Q3 2004


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                         Since
                                                              1 year   inception
--------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                24.01      35.53 1
  After taxes on distributions                                20.59      32.58 1
  After taxes on distributions
    and sale of shares                                        16.50      29.08 1
SELECT SHARES(R)
  Before taxes                                                24.23      35.76 1
S&P SMALLCAP 600 INDEX                                        22.65      31.31 2


1 Inception: 7/1/03.

2 From: 7/1/03.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                              INVESTOR  SELECT
(% OF TRANSACTION AMOUNT)                                      SHARES   SHARES
------------------------------------------------------------------------------
Redemption fee*                                                 2.00     2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------
Management fees**                                               0.98     0.98
Distribution (12b-1) fees                                       None     None
Other expenses                                                  0.56     0.41
                                                              ----------------
Total annual operating expenses                                 1.54     1.39
Expense reduction                                              (0.24)   (0.27)
                                                              ----------------
NET OPERATING EXPENSES***                                       1.30     1.12
                                                              ================



* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.



**  Restated to reflect current fees.



*** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.30% and 1.12%, respectively, through 2/27/06.


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                                           1 year   3 years   5 years   10 years
--------------------------------------------------------------------------------
INVESTOR SHARES                             $132     $463      $817      $1,814
SELECT SHARES                               $114     $413      $735      $1,645



16 Schwab Small-Cap Equity Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                            11/1/03-   7/1/03 1-
INVESTOR SHARES                             10/31/04    10/31/03
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       11.81        10.00
                                            -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment loss                        (0.04)       (0.02)
  Net realized and unrealized gains           2.58         1.83
                                            -----------------------------------------------------------------
  Total income from investment operations     2.54         1.81
Less distributions:
  Distributions from net realized gains      (0.22)          --
                                            -----------------------------------------------------------------
Net asset value at end of period             14.13        11.81
                                            -----------------------------------------------------------------
Total return (%)                             21.74        18.10 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                      1.30         1.30 3
  Gross operating expenses                    1.61         1.73 3
  Net investment loss                        (0.35)       (0.54) 3
Portfolio turnover rate                        118           39 2
Net assets, end of period ($ X 1,000,000)       37           26



                                            11/1/03-   7/1/03 1-
SELECT SHARES                               10/31/04    10/31/03
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       11.81        10.00
                                            -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment loss                        (0.02)       (0.01)
  Net realized and unrealized gains           2.59         1.82
                                            -----------------------------------------------------------------
  Total income from investment operations     2.57         1.81
Less distributions:
  Distributions from net realized gains      (0.22)          --
                                            -----------------------------------------------------------------
Net asset value at end of period             14.16        11.81
                                            -----------------------------------------------------------------
Total return (%)                             22.00        18.10 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                      1.12         1.12 3
  Gross operating expenses                    1.46         1.58 3
  Net investment loss                        (0.16)       (0.36) 3
Portfolio turnover rate                        118           39 2
Net assets, end of period ($ X 1,000,000)       18           14


1 Commencement of operations.

2 Not annualized.

3 Annualized.


                                              Schwab Small-Cap Equity Fund TM 17

SCHWAB HEDGED EQUITY FUND TM

TICKER SYMBOLS Investor Shares: SWHIX Select Shares(R): SWHEX


--------------------------------------------------------------------------------
THE FUND'S PRINCIPAL INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION OVER MARKET CYCLES WITH LOWER VOLATILITY THAN THE BROAD EQUITY MARKET.

LONG AND SHORT POSITIONS

When the fund takes a long position, it purchases a stock outright. When the fund takes a short position, it sells a stock that it has borrowed. To complete, or close out, the short sale transaction, the fund buys the same stock in the market and returns it to the lender. The fund makes money if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

Short positions may be used to hedge against the volatility of the long portion of the overall portfolio and/or to garner returns from declines in securities prices. In an effort to enhance return, the portfolio managers also may leverage the fund's portfolio by engaging in borrowing or using options and futures contracts. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time.
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS INVESTMENT OBJECTIVE, THE FUND WILL ESTABLISH LONG AND SHORT POSITIONS IN EQUITY SECURITIES ISSUED BY U.S. COMPANIES. Under normal circumstances it will invest at least 80% of its net assets in these investments; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund typically purchases or sells short stocks of companies that have market capitalizations of $1 billion or more at the time the stock is purchased or sold short.


The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 U.S.-headquartered stocks. Schwab rates stocks "A" to "D" and "F", where "A"-rated stocks, on average, are expected to strongly outperform and "F"-rated stocks, on average, are expected to strongly underperform the equities market over the next 12 months. In general, the fund selects its long positions from stocks that are rated "A" or "B" at the time of purchase and selects its short positions from stocks that are rated "D" or "F" at the time of purchase. The fund may purchase or sell short a "C"-rated stock for purposes of sector diversification. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio.


Schwab Equity Ratings are based on a disciplined, systematic approach that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.


18 Schwab Hedged Equity Fund TM

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gains distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.


                                                 Schwab Hedged Equity Fund TM 19

               The fund could be appropriate for long-term investors seeking equity exposure with lower volatility than broad market indices, such as the S&P 500(R) Index.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time. THE FUND'S USE OF SHORT SELLING MAY REDUCE THE RISK OF GENERAL EQUITY MARKET VOLATILITY BUT CANNOT COMPLETELY ELIMINATE THAT RISK.

INVESTMENT STYLE RISK. The fund's long positions could decline in value at the same time that the value of the stocks sold short increase, thereby increasing the fund's overall potential for loss. The fund's short sales may result in a loss if the price of the borrowed securities rise and it costs more to replace the borrowed securities. In contrast to the fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the fund's short positions is unlimited. In addition, any gain on a short sale is decreased, and any loss is increased, by the amount of any payment, dividend or interest that the fund may be required to pay with respect to the borrowed securities. Market factors may prevent the fund from closing out a short position at the most desirable time or at a favorable price. The lender of the borrowed securities may require the fund to return the securities on short notice, which may require the fund to purchase the borrowed securities at an unfavorable price, resulting in a loss.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--small-cap stocks, for instance--the fund's performance also will lag these investments.

LEVERAGE RISK. Using borrowed money to increase the fund's combined long and short exposure creates leverage, which can amplify the effects of market volatility on the fund's share price and make the fund's returns more volatile. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the fund to have higher expenses (especially interest and dividend expenses) than those of equity mutual funds that do not use such techniques.


20 Schwab Hedged Equity Fund TM

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.


                                                 Schwab Hedged Equity Fund TM 21

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.


ANNUAL TOTAL RETURNS (%) as of 12/31


SELECT SHARES()(R)

[BAR CHART]

        22.87   17.44

          03      04

BEST QUARTER: 11.03% Q4 2003
WORST QUARTER: (0.47%) Q3 2004


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                         Since
                                                              1 year   inception
--------------------------------------------------------------------------------
SELECT SHARES
  Before taxes                                                17.44      15.71 1
  After taxes on distributions                                16.63      15.37 1
  After taxes on distributions and
    sale of shares                                            12.40      13.53 1
S&P 500(R) INDEX                                              10.88      14.73 2


1 Inception: 9/3/02.  2 From: 9/3/02.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)


SHAREHOLDER FEES                                              INVESTOR   SELECT
(% OF TRANSACTION AMOUNT)                                      SHARES    SHARES
-------------------------------------------------------------------------------
Redemption fee*                                                 1.50      1.50
Redemption fee**                                                2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------------------------
Management fees***                                              1.68      1.68
Distribution (12b-1) fees                                       None      None
Other expenses:
  Dividend expenses on securities sold short                    0.33      0.33
  Interest expense                                              0.10      0.10
  Remainder of other expenses                                   0.68      0.53
                                                               ---------------
Total annual operating expenses                                 2.79      2.64
Expense reduction                                              (0.36)    (0.44)
                                                               ---------------
NET OPERATING EXPENSES****                                      2.43      2.20
                                                               ===============



* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.



** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.



***  Restated to reflect current fees.



**** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes, certain non-routine expenses and expenses for dividends and interest paid on securities sold short) of the Investor Shares and Select Shares to 2.00% and 1.77%, respectively, through 2/27/06.


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                                           1 year   3 years   5 years   10 years
--------------------------------------------------------------------------------
INVESTOR SHARES                             $246     $831     $1,442     $3,093
SELECT SHARES                               $223     $779     $1,361     $2,941



22 Schwab Hedged Equity Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                  11/1/03-    11/1/02-    9/3/02 1-
SELECT SHARES(R)                                  10/31/04    10/31/03     10/31/02
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              11.53        9.84       10.00
                                                  -----------------------------------------------------------
Income or loss from investment operations:
  Net investment loss                               (0.09)      (0.09)      (0.01)
  Net realized and unrealized gains or losses        1.57        1.78       (0.15)
                                                  -----------------------------------------------------------
  Total income or losses from investment
    operations                                       1.48        1.69       (0.16)
                                                  -----------------------------------------------------------
Net asset value at end of period                    13.01       11.53        9.84
                                                  -----------------------------------------------------------
Total return (%)                                    12.84       17.17       (1.60) 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses (including dividend
    expense on short sales)                          2.43        2.37        2.39 3
  Net operating expenses (excluding dividend
    expense on short sales)                          2.10 4      2.00        2.00 3
  Gross operating expenses                           2.71        2.77        3.33 3
  Net investment loss                               (0.86)      (0.90)      (0.79) 3
Portfolio turnover rate                                99         114          68 2
Net assets, end of period ($ X 1,000,000)              68          44          32


1 Commencement of operations.

2 Not annualized.

3 Annualized.


4 The ratio of net operating expenses would have been 2.00% if interest expense had not been included.



                                                 Schwab Hedged Equity Fund TM 23

SCHWAB FINANCIAL SERVICES FUND
TICKER SYMBOL: SWFFX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

THE FINANCIAL SERVICES SECTOR

The economy can be divided into sectors, each consisting of a number of related industries. The financial services sector may include, for example, these types of companies:

- asset management firms

- brokerage companies

- commercial banks

- financial services firms

- insurance companies

- real estate investment trusts (REITs)

- savings and loan associations
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN EQUITY SECURITIES ISSUED BY COMPANIES IN THE FINANCIAL SERVICES SECTOR. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these securities; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund will concentrate its investments in securities of companies in the financial services sector (see sidebar). The fund generally invests in U.S. companies and may invest in companies of all sizes.


The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 U.S.-headquartered stocks. Schwab rates stocks "A" to "D" and "F", where "A"-rated stocks, on average, are expected to strongly outperform and "F"-rated stocks, on average, are expected to strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but the fund may purchase "C"-rated stocks to broaden exposure among industries represented in the portfolio. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of maintaining this exposure. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio.


Schwab Equity Ratings are based on a disciplined, systematic approach that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.


24 Schwab Financial Services Fund

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry diversification, and volatility considerations.

The fund may invest in futures contracts, exchange-traded funds and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.


                                               Schwab Financial Services Fund 25

               The fund may appeal to long-term investors who are interested in a fund that seeks to capture the performance potential of the financial services sector.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

CONCENTRATION RISK. Because the fund's investments are concentrated in issuers doing business in the same sector, your investment is exposed to that sector's risks. The companies in which the fund invests are affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges posed by joint ventures and mergers between U.S. and foreign firms. In addition, the fund is subject to the risks that stocks of financial services companies may underperform other segments of the equity market or the stock market as a whole and are likely to have above-average volatility.

NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund's investments, and the fund may experience increased volatility.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.


26 Schwab Financial Services Fund

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

ETF RISK. If the fund invests in any exchange-traded funds, the fund will bear its proportionate share of the expenses of those funds in addition to its own expenses. Also, to the extent the fund invests a portion of its assets in exchanged-traded funds, those assets will be subject to the risks of the exchanged-traded funds' portfolio securities.

DEPOSITARY RECEIPTS RISK. Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount, which may prevent the fund from obtaining the full market value of the depositary receipts' underlying securities.


                                               Schwab Financial Services Fund 27

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


       (7.94)  (12.41) 35.50   17.34

         01      02      03      04

BEST QUARTER: 17.67% Q2 2003
WORST QUARTER: (14.27%) Q3 2001


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                         Since
                                                              1 year   inception
--------------------------------------------------------------------------------
FUND
  Before taxes                                                17.34      10.31 1
  After taxes on distributions                                16.04       9.35 1
  After taxes on distributions
    and sale of shares                                        12.94       8.48 1
S&P 1500 SUPERCOMPOSITE FINANCIALS
  SECTOR INDEX                                                11.92       9.25 2
S&P FINANCIALS SECTOR INDEX                                   10.89       8.23 2
S&P 500(R) INDEX                                              10.88      (2.45) 2


(1) Inception: 7/3/00.

(2) From: 7/3/00.


The fund has selected the S&P 1500 SuperComposite Financials Sector Index to replace the S&P Financials Sector Index as a benchmark because the SuperComposite Index reflects a broader base of securities that is more similar to the universe from which the fund selects its portfolio investments.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------
Redemption fee*                                                       0.75
Redemption fee**                                                      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------
Management fees                                                       0.54
Distribution (12b-1) fees                                             None
Other expenses                                                        0.71
                                                                      ----
Total annual operating expenses                                       1.25
Expense reduction                                                    (0.15)
                                                                      ----
NET OPERATING EXPENSES***                                             1.10
                                                                      ====



* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.



** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.



*** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 1.10% through 2/27/06.


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


           1 year              3 years              5 years             10 years
--------------------------------------------------------------------------------
            $112                $382                  $672               $1,498



28 Schwab Financial Services Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                            11/1/03-   11/1/02-   11/1/01-   11/1/00-   7/3/00 1-
                                            10/31/04   10/31/03   10/31/02   10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       11.77       9.44       9.75       11.86       10.00
                                            -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                       0.08       0.11       0.12        0.09        0.04
  Net realized and unrealized gains or
    losses                                    1.37       2.37      (0.28)      (1.76)       1.82
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                1.45       2.48      (0.16)      (1.67)       1.86
Less distributions:
  Dividends from net investment income       (0.10)     (0.15)     (0.09)      (0.06)         --
  Distributions from net realized gains         --         --      (0.06)      (0.38)         --
                                            -----------------------------------------------------------------
  Total distributions                        (0.10)     (0.15)     (0.15)      (0.44)         --
                                            -----------------------------------------------------------------
Net asset value at end of period             13.12      11.77       9.44        9.75       11.86
                                            -----------------------------------------------------------------
Total return (%)                             12.39      26.68      (1.78)     (14.51)      18.60 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                      1.05       1.04 3     0.89        0.89        0.89 4
  Gross operating expenses                    1.25       1.49       1.32        1.23        1.99 4
  Net investment income                       0.62       1.05       1.20        0.75        1.04 4
Portfolio turnover rate                         85        181        131         151          40 2
Net assets, end of period ($ X 1,000,000)       20         18         17          21          24


1 Commencement of operations.

2 Not annualized.


3 The ratio of net operating expenses would have been 1.03% if interest expense had not been included.


4 Annualized.


                                               Schwab Financial Services Fund 29

SCHWAB HEALTH CARE FUND
TICKER SYMBOL: SWHFX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

THE HEALTH CARE SECTOR

The economy can be divided into sectors, each consisting of a number of related industries. The health care sector may include, for example, these types of companies:

- drug and biotechnology companies

- health care facilities operators

- medical product manufacturers and suppliers

- medical providers

- medical services firms
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN EQUITY SECURITIES ISSUED BY COMPANIES IN THE HEALTH CARE SECTOR. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these securities; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund will concentrate its investments in securities of companies in the health care sector (see sidebar). The fund generally invests in U.S. companies and may invest in companies of all sizes.


The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 U.S.-headquartered stocks. Schwab rates stocks "A" to "D" and "F", where "A"-rated stocks, on average, are expected to strongly outperform and "F"-rated stocks, on average, are expected to strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but the fund may purchase "C"-rated stocks to broaden exposure among industries represented in the portfolio. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of maintaining this exposure. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio.


Schwab Equity Ratings are based on a disciplined, systematic approach that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.


30 Schwab Health Care Fund

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry diversification, and volatility considerations.

The fund may invest in futures contracts, exchange-traded funds and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.


                                                      Schwab Health Care Fund 31

               Investors who believe that health care companies offer long-term growth potential may want to consider this fund.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

CONCENTRATION RISK. Because the fund's investments are concentrated in issuers doing business in the same sector, your investment is exposed to that sector's risks. The companies in which the fund invests are affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges posed by joint ventures and mergers between U.S. and foreign firms. In addition, the fund is subject to the risks that stocks of health care companies may underperform other segments of the equity market or the stock market as a whole and are likely to have above-average volatility.

NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund's investments, and the fund may experience increased volatility.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.


32 Schwab Health Care Fund

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

ETF RISK. If the fund invests in any exchange-traded funds, the fund will bear its proportionate share of the expenses of those funds in addition to its own expenses. Also, to the extent the fund invests a portion of its assets in exchanged-traded funds, those assets will be subject to the risks of the exchanged-traded funds' portfolio securities.

DEPOSITARY RECEIPTS RISK. Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount, which may prevent the fund from obtaining the full market value of the depositary receipts' underlying securities.


                                                      Schwab Health Care Fund 33

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


      (14.40) (24.37) 36.76   31.01

        01      02      03      04

BEST QUARTER: 16.67% Q4 2003
WORST QUARTER: (18.45%) Q1 2001


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                         Since
                                                              1 year   inception
--------------------------------------------------------------------------------
FUND
  Before taxes                                                31.01       5.35 1
  After taxes on distributions                                31.01       5.16 1
  After taxes on distributions
    and sale of shares                                        20.15       4.47 1
S&P 1500 SUPERCOMPOSITE HEALTH CARE
  SECTOR INDEX                                                 3.34      (0.51) 2
S&P 500 HEALTH CARE SECTOR INDEX                               1.68      (1.67) 2
S&P 500(R) INDEX                                              10.88      (2.45) 2


1 Inception: 7/3/00.

2 From: 7/3/00.


The fund has selected the S&P 1500 SuperComposite Health Care Sector Index to replace the S&P Health Care Sector Index as a benchmark because the SuperComposite Index reflects a broader base of securities that is more similar to the universe from which the fund selects its portfolio investments.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
-------------------------------------------------------------------------------
Redemption fee*                                                         0.75
Redemption fee**                                                        2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------------------------
Management fees                                                         0.54
Distribution (12b-1) fees                                               None
Other expenses                                                          0.53
                                                                       -------
Total annual operating expenses***                                      1.07
                                                                       =======



* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.



** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.



*** Schwab and the investment adviser have agreed to limit the fund's net operating expenses (excluding interest, taxes and certain non-routine expenses) to 1.10% through 2/27/06.



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


          1 year              3 years              5 years              10 years
--------------------------------------------------------------------------------
           $109                $340                  $590                $1,306



34 Schwab Health Care Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                            11/1/03-   11/1/02-   11/1/01-   11/1/00-   7/3/00 1-
                                            10/31/04   10/31/03   10/31/02   10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        8.43       7.12        9.00      10.27       10.00
                                            -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income or loss              (0.06)      0.01        0.03       0.00 2     (0.00) 2
  Net realized and unrealized gains or
    losses                                    2.41       1.33       (1.90)     (1.10)       0.27
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                2.35       1.34       (1.87)     (1.10)       0.27
Less distributions:
  Dividends from net investment income          --      (0.03)      (0.01)     (0.00) 2       --
  Distributions from net realized gains         --         --          --      (0.17)         --
                                            -----------------------------------------------------------------
  Total distributions                           --      (0.03)      (0.01)     (0.17)         --
                                            -----------------------------------------------------------------
Net asset value at end of period             10.78       8.43        7.12       9.00       10.27
                                            -----------------------------------------------------------------
Total return (%)                             27.88      18.96      (20.84)    (10.94)       2.70 3

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                      1.04       1.04        0.89       0.89        0.89 4
  Gross operating expenses                    1.07       1.34        1.18       1.17        2.04 4
  Net investment income or loss              (0.73)      0.13        0.25       0.06       (0.02) 4
Portfolio turnover rate                        105        200          99         92          41 3
Net assets, end of period ($ X 1,000,000)       54         25          21         32          28


1 Commencement of operations.

2 Per share amount was less than $0.01.

3 Not annualized.

4 Annualized.


                                                      Schwab Health Care Fund 35

SCHWAB TECHNOLOGY FUND
TICKER SYMBOL: SWTFX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

THE TECHNOLOGY SECTOR

The economy can be divided into sectors, each consisting of a number of related industries. The technology sector may include, for example, these types of companies:

- companies involved in technology research, distribution, sales or service

- computer hardware and software makers

- defense and aerospace contractors

- electronic equipment makers

- Internet equipment and service providers

- office equipment makers

- semiconductor makers
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN EQUITY SECURITIES ISSUED BY COMPANIES IN THE TECHNOLOGY SECTOR. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these securities; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund will concentrate its investments in securities of companies in the technology sector (see sidebar). The fund generally invests in U.S. companies and may invest in companies of all sizes.


The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 U.S.-headquartered stocks. Schwab rates stocks "A" to "D" and "F", where "A"-rated stocks, on average, are expected to strongly outperform and "F"-rated stocks, on average, are expected to strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but the fund may purchase "C"-rated stocks to broaden exposure among industries represented in the portfolio. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of maintaining this exposure. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio.


Schwab Equity Ratings are based on a disciplined, systematic approach that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.


36 Schwab Technology Fund

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry diversification, and volatility considerations.

The fund may invest in futures contracts, exchange-traded funds and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.


                                                       Schwab Technology Fund 37

               The fund is designed for long-term investors seeking a way to gain exposure to the technology segment of the economy.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

CONCENTRATION RISK. Because the fund's investments are concentrated in issuers doing business in the same sector, your investment is exposed to that sector's risks. The companies in which the fund invests are affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges posed by joint ventures and mergers between U.S. and foreign firms. In addition, the fund is subject to the risks that stocks of technology companies may underperform other segments of the equity market or the stock market as a whole and are likely to have above-average volatility.

NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund's investments, and the fund may experience increased volatility.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.


38 Schwab Technology Fund

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

ETF RISK. If the fund invests in any exchange-traded funds, the fund will bear its proportionate share of the expenses of those funds in addition to its own expenses. Also, to the extent the fund invests a portion of its assets in exchanged-traded funds, those assets will be subject to the risks of the exchanged-traded funds' portfolio securities.

DEPOSITARY RECEIPTS RISK. Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount, which may prevent the fund from obtaining the full market value of the depositary receipts' underlying securities.


                                                       Schwab Technology Fund 39

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


        (24.24) (35.78) 58.82    7.63

          01      02      03      04

BEST QUARTER: 37.61% Q4 2001
WORST QUARTER: (38.19%) Q3 2001


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                           Since
                                                                1 year   inception
----------------------------------------------------------------------------------
FUND
  Before taxes                                                   7.63     (14.48) 1
  After taxes on distributions                                   7.63     (14.48) 1
  After taxes on distributions
    and sale of shares                                           4.96     (11.73) 1
S&P 1500 SUPERCOMPOSITE TECHNOLOGY
  SECTOR INDEX                                                   2.24     (17.59) 2
S&P 500 INFORMATION TECHNOLOGY
  SECTOR INDEX                                                   2.56     (18.32) 2
S&P 500(R) INDEX                                                10.88      (2.45) 2


1 Inception: 7/3/00.

2 From: 7/3/00.


The fund has selected the S&P 1500 SuperComposite Technology Sector Index to replace the S&P Information Technology Sector Index as a benchmark because the SuperComposite Index reflects a broader base of securities that is more similar to the universe from which the fund selects its portfolio investments.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee*                                                         0.75
Redemption fee**                                                        2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------------------------
Management fees                                                         0.54
Distribution (12b-1) fees                                               None
Other expenses                                                          0.48
                                                                       -------
Total annual operating expenses***                                      1.02
                                                                       =======



* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.



** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.



*** Schwab and the investment adviser have agreed to limit the fund's net operating expenses (excluding interest, taxes and certain non-routine expenses) to 1.10% through 2/27/06.



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


          1 year               3 years                5 years           10 years
--------------------------------------------------------------------------------
           $104                  $325                   $563             $1,248



40 Schwab Technology Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                            11/1/03-   11/1/02-   11/1/01-   11/1/00-   7/3/00 1-
                                            10/31/04   10/31/03   10/31/02   10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        4.32       2.90        3.86       8.52       10.00
                                            -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment loss                        (0.04)     (0.02)      (0.02)     (0.03)      (0.02)
  Net realized and unrealized gains or
    losses                                    0.14       1.44       (0.94)     (4.63)      (1.46)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                0.10       1.42       (0.96)     (4.66)      (1.48)
                                            -----------------------------------------------------------------
Net asset value at end of period              4.42       4.32        2.90       3.86        8.52
                                            -----------------------------------------------------------------
Total return (%)                              2.31      48.97      (24.87)    (54.69)     (14.80) 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                      1.02 3     1.04        0.89       0.89        0.89 4
  Gross operating expenses                    1.02       1.25        1.15       1.16        1.52 4
  Net investment loss                        (0.78)     (0.65)      (0.57)     (0.65)      (0.63) 4
Portfolio turnover rate                        109        165         117        120          37 2
Net assets, end of period ($ X 1,000,000)       49         43          26         39          48


1 Commencement of operations.

2 Not annualized.


3 The ratio of net operating expenses would have been 1.01% if interest expense had not been included.


4 Annualized.


                                                       Schwab Technology Fund 41

                  FUND MANAGEMENT


The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $138 billion under management.



                  The investment adviser for the funds is Charles Schwab Investment Management, Inc. (CSIM), 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than six million shareholder accounts. (All figures on this page are as of 10/31/04.)


                  As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund.


                  For the 12 months ended 10/31/04, these fees were 0.41% for the Schwab Core Equity Fund TM, 0.43% for the Schwab Dividend Equity Fund TM, 0.74% for the Schwab Small-Cap Equity
                  Fund TM, 1.48% for the Schwab Hedged Equity Fund TM, 0.34% for the Schwab Financial Services Fund, 0.52% for the Schwab Health Care Fund and 0.54% for the Schwab Technology Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.



                  Effective February 28, 2005, for its advisory and administrative services to the Schwab Dividend Equity Fund, the investment adviser will be entitled to receive a graduated annual fee, payable monthly, of 0.78% of the fund's average daily net assets not in excess of $500 million, 0.77% of such net assets greater than $500 million and not in excess of $1 billion and 0.76% of such net assets over $1 billion. Effective February 28, 2005, for its advisory and administrative services to the Schwab Small-Cap Equity Fund, the investment adviser will be entitled to receive a graduated annual fee, payable monthly, of 0.98% of the fund's average daily net assets not in excess of $500 million, 0.93% of such net assets greater than $500 million and not in excess of $1 billion and 0.91% of such net assets over $1 billion. Effective February 28, 2005, for its advisory and administrative services to the Schwab Hedged Equity Fund, the investment adviser will be entitled to receive a graduated annual fee, payable monthly, of 1.68% of the fund's average daily net assets not in excess of $500 million, 1.65% of such net assets greater than $500 million and not in excess of $1 billion and 1.63% of such net assets over $1 billion.

                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser, is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.


                  VIVIENNE HSU, CFA, vice president and senior equities portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in August 2004, she worked for more than 11 years in asset management and quantitative analysis.

                  LARRY MANO, a director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.


                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS


                  As a Schwab Funds(R) investor, you have a number of ways to do business with us.


                  On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

BUYING SHARES


Shares of each fund may be purchased through a Schwab account or through broker-dealers, banks, investment professionals or other financial institutions, 401(k) plans or other employee benefit plans (financial intermediaries).



The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, and exchange shares of a fund.



If you are investing through a financial intermediary, including Schwab, the intermediary may impose additional or different conditions than a fund on purchases, redemptions or exchanges of fund shares. Some policy differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off time for investment and trading restrictions. For Schwab accounts, the minimum additional investment through an automatic investment plan is $100. Intermediaries may also independently establish and charge their customers transaction fees, account fees and other fees in addition to the fees charged by a fund. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Shareholders who are customers of financial intermediaries should consult their intermediaries for information regarding these conditions and fees. The funds are not responsible for the failure of financial intermediaries to carry out their responsibilities to their customers.



The investment adviser and Schwab or its affiliates may pay certain financial intermediaries for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by the investment adviser and/or Schwab or its affiliates, not by a fund or its shareholders.


--------------------------------------------------------------------------------
SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.
--------------------------------------------------------------------------------


                                                       Investing in the funds 45

STEP 1


CHOOSE A FUND, AND CHOOSE A SHARE CLASS IF APPLICABLE. Your choice may depend on the amount of your investment.



                             MINIMUM INITIAL                     MINIMUM
SHARE CLASS                  INVESTMENT                          BALANCE
--------------------------------------------------------------------------------
 INVESTOR SHARES            $2,500 ($1,000 for retirement,      -
                            education and custodial accounts)

 SELECT SHARES(R)           $50,000                             $40,000



The Schwab Core Equity Fund TM, Schwab Financial Services Fund TM, Schwab
Health Care Fund TM and Schwab Technology Fund TM are offered only as Investor Shares. Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.


STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                          FEATURES
--------------------------------------------------------------------------------
REINVESTMENT                    All dividends and capital gain distributions are
                                invested automatically in shares of your fund.

CASH/REINVESTMENT MIX           You receive payment for dividends, while any
                                capital gain distributions are invested in
                                shares of your fund.

CASH You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described on the following page. Make checks payable to Charles Schwab and Co., Inc. Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.


46 Investing in the funds

SELLING/EXCHANGING SHARES

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.


- As indicated in the funds' fee tables, certain funds charge a redemption fee, which is discussed in more detail under "Redemption Fees" under the "Transaction policies" section of this prospectus.


- Each fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. A shareholder may incur transaction expenses in converting these securities to cash.


- Exchange orders are limited to other Schwab Funds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.


- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET

www.schwab.com

SCHWAB BY PHONE TM 1

Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922.

SCHWABLINK(R)

Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-647-5465.

MAIL


Write to Schwab Funds at:

P.O. Box 3812
Englewood, CO 80155-3812

IN PERSON 1

Visit the nearest Charles Schwab branch office.

You are automatically entitled to initiate transactions by the Internet or telephone. The funds and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.

1 Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for Schwab-Link transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------


                                                       Investing in the funds 47

--------------------------------------------------------------------------------
THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum as a result of selling or exchanging your shares.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.


- To withdraw or suspend any part of the offering made by this prospectus.

--------------------------------------------------------------------------------

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order no later than the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.


If you place an order through a financial intermediary, please consult with that intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your financial intermediary. However, some intermediaries may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some financial intermediaries may require that they receive your orders prior to a specified cut-off time.



In valuing their securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees as discussed in more detail under "Fair value pricing" in this "Transaction policies" section.



THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED IN THE ADJACENT COLUMN.


POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.


Each fund's Board of Trustees has adopted polices and procedures that are designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring; redemption fees; and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods (other than redemption fees) are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.



48 Investing in the funds

TRADE ACTIVITY MONITORING. Each fund, through its service providers, maintain trade activity monitoring procedures with respect to the purchase, sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether the activity may constitute market timing that is detrimental to the fund.



If, as a result of this trade activity monitoring, a fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. Each fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of a fund's market timing polices are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.



Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by broker/dealers and other financial intermediaries. Omnibus accounts allow financial intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to a fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the funds' market timing policies. As a result, a fund cannot assure that its policies will be enforced with regard to fund shares held through such omnibus arrangements. While each fund may monitor share turnover at the omnibus account level, a fund's ability to monitor and detect market timing by shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.



REDEMPTION FEES. Each fund may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. The funds impose the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. The Schwab Hedged Equity Fund charges a redemption fee of 1.50% on shares sold or exchanged 180 days or less after purchasing them, for shares purchased through 4/29/05. The Schwab Financial Services Fund, Schwab Health Care Fund and Schwab Technology Fund each charge a redemption fee of 0.75% on shares sold or exchanged 180 days or less after purchasing them, for shares purchased through 4/29/05. After 4/29/05, each fund will charge a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. These fees may be imposed to the extent the



                                                       Investing in the funds 49
shares redeemed exceed the number of shares that have been held more than the specified number of days. Each fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund retains the redemption fees for the benefit of the remaining shareholders.



As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a fund or may be unwilling to collect the fees. As such, a fund may not be able to collect redemption fees through these intermediaries. Each fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.



Each fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions initiated to pay asset-based fees charged to customers of certain fee-based or wrap programs; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. Each fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.



FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.


By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and help ensure that the prices at which the fund's shares are purchased and redeemed are fair


50 Investing in the funds
and do not result in dilution of shareholder interest or other harm to shareholders.


Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.



                                                       Investing in the funds 51

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the fund as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.

The Schwab Dividend Equity Fund expects that the majority, or possibly all, of the fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates. Each of the other funds expect that a portion of each fund's ordinary income distribution will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS THE FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. For every fund except the Schwab Dividend Equity Fund, these distributions typically are paid in December to all shareholders of record. For the Schwab Dividend Equity Fund, distributions of net investment income typically are paid at the end of every calendar quarter, while capital gains typically are paid in December, to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.


GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.


AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


52 Investing in the funds

NOTES

SCHWAB ACTIVE EQUITY FUNDS


PROSPECTUS
February 28, 2005

                                                           [CHARLES SCHWAB LOGO]

TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.


For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.


The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

SEC FILE NUMBER

Schwab Core Equity Fund TM                811-7704
Schwab Dividend Equity Fund TM            811-7704
Schwab Small-Cap Equity Fund TM           811-7704
Schwab Hedged Equity Fund TM              811-7704
Schwab Financial Services Fund            811-7704
Schwab Health Care Fund                   811-7704
Schwab Technology Fund                    811-7704


REG26571FLT-02

SCHWAB EQUITY INDEX FUNDS

                                                             [SCHWAB FUNDS LOGO]

Prospectus
February 28, 2005


- Schwab S&P 500 Index Fund


  (formerly Schwab S&P 500 Fund)



- Schwab 1000 Index(R) Fund


  (formerly Schwab 1000 Fund(R))


- Schwab Small-Cap Index Fund(R)

- Schwab Total Stock Market Index Fund(R)

- Schwab International Index Fund(R)

As with all mutual funds, the Securities
and Exchange Commission (SEC) has not
approved these securities or passed on
whether the information in this prospectus
is adequate and accurate. Anyone who
indicates otherwise is committing a
federal crime.                                             [CHARLES SCHWAB LOGO]

SCHWAB EQUITY INDEX FUNDS


     ABOUT THE FUNDS

       Schwab S&P 500 Index Fund...........................................    2

       Schwab 1000 Index(R) Fund...........................................    8

       Schwab Small-Cap Index Fund(R)......................................   12

       Schwab Total Stock Market Index Fund(R).............................   16

       Schwab International Index Fund(R)..................................   21

       Fund management.....................................................   25

     INVESTING IN THE FUNDS

       Buying shares.......................................................   28

       Selling/exchanging shares...........................................   30

       Transaction policies................................................   31

       Distributions and taxes.............................................   35

                  ABOUT THE FUNDS

                  The funds in this prospectus are index funds and share the same basic investment strategy: They are designed to track the performance of a stock market index. Each fund tracks a different index.

                  This strategy distinguishes an index fund from an "actively managed" mutual fund. Instead of choosing investments for the fund based on portfolio management's judgment, an index is used to determine which securities the fund should own.

                  Because the composition of an index tends to be comparatively stable, index funds historically have shown low portfolio turnover compared to actively managed funds.

                  The funds are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB S&P 500 INDEX FUND

TICKER SYMBOLS Investor Shares: SWPIX Select Shares(R): SWPPX e.Shares(R): SWPEX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE S&P 500(R) INDEX.


LARGE-CAP STOCKS


Although the 500 companies in the index constitute only about 7% of all the publicly traded companies in the United States, they represent approximately 82% of the total value of the U.S. stock market. (All figures are as of 12/31/04.)


Companies of this size are generally considered large-cap stocks. Their performance is widely followed, and the index itself is popularly seen as a measure of overall U.S. stock market performance.

Because the index weights a stock according to its market capitalization (total market value of all shares outstanding), larger stocks have more influence on the performance of the index than do the index's smaller stocks.
--------------------------------------------------------------------------------

INDEX

THE S&P 500 INDEX INCLUDES THE STOCKS OF 500 LEADING U.S. PUBLICLY TRADED COMPANIES FROM A BROAD RANGE OF INDUSTRIES. Standard & Poor's, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in the index in proportion to its total market value.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.


2 Schwab S&P 500 Index Fund

               Long-term investors who want to focus on large-cap U.S. stocks or who are looking for performance that is linked to a popular index may want to consider this fund.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the large-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE-CAP RISK. Although the S&P 500(R) Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or mid- or small-cap stocks, for instance--the fund's performance also will lag those investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.


Index ownership--"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Schwab S&P 500 Index Fund. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. More complete information may be found in the Statement of Additional Information (see back cover).

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes


- are shown for one share class only, and would be different for the other share classes


- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has three share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.


ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES


[BAR CHART]


      32.47   28.05   20.60   (9.33)  (12.15) (22.28) 28.15   10.53

        97      98      99      00      01      02      03      04

BEST QUARTER: 21.08% Q4 1998
WORST QUARTER: (17.29%) Q3 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                         Since
                                                    1 year   5 years   inception
--------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                      10.53     (2.59)     8.66 1
  After taxes on distributions                      10.27     (2.93)     8.27 1
  After taxes on distributions
    and sale of shares                               7.19     (2.35)     7.43 1
SELECT SHARES(R)
  Before taxes                                      10.70     (2.43)     6.44 2
E.SHARES(R)
  Before taxes                                      10.62     (2.52)     8.76 1
S&P 500(R) INDEX                                    10.88     (2.30)     9.07 3



1 Inception: 5/1/96.  2 Inception: 5/19/97.  3 From: 5/1/96.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                              INVESTOR  SELECT
(% OF TRANSACTION AMOUNT)                                      SHARES   SHARES  E.SHARES
----------------------------------------------------------------------------------------
Redemption fee*                                                 0.75     0.75     0.75
Redemption fee**                                                2.00     2.00     2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
----------------------------------------------------------------------------------------
Management fees***                                              0.09     0.09     0.09
Distribution (12b-1) fees                                       None     None     None
Other expenses                                                  0.28     0.13     0.13
                                                              -------------------------
Total annual operating expenses                                 0.37     0.22     0.22

Expense reduction                                                --     (0.03)     --
                                                              -------------------------
NET OPERATING EXPENSES****                                      0.37     0.19     0.22
                                                              =========================



* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.



** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.



***  Restated to reflect current fees.



**** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares, Select Shares and e.Shares to 0.37%, 0.19% and 0.28%, respectively, through 2/27/06.


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                                           1 year   3 years   5 years   10 years
--------------------------------------------------------------------------------
INVESTOR SHARES                             $38      $119      $208       $468
SELECT SHARES                               $19      $ 68      $121       $277
E.SHARES                                    $23      $ 71      $124       $280



4 Schwab S&P 500 Index Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
INVESTOR SHARES                                   10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              16.36       13.79       16.45       22.15       21.17
                                                  -----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.23        0.20        0.20        0.17        0.17
  Net realized and unrealized gains or losses        1.23        2.57       (2.68)      (5.70)       1.06
                                                  -----------------------------------------------------------
  Total income or loss from investment
    operations                                       1.46        2.77       (2.48)      (5.53)       1.23
Less distributions:
  Dividends from net investment income              (0.21)      (0.20)      (0.18)      (0.17)      (0.18)
  Distributions from net realized gains                --          --          --          --       (0.07)
                                                  -----------------------------------------------------------
  Total distributions                               (0.21)      (0.20)      (0.18)      (0.17)      (0.25)
                                                  -----------------------------------------------------------
Net asset value at end of period                    17.61       16.36       13.79       16.45       22.15
                                                  -----------------------------------------------------------
Total return (%)                                     9.03       20.39      (15.32)     (25.11)       5.81

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.37        0.36        0.35        0.35        0.36 1
  Gross operating expenses                           0.45        0.46        0.46        0.46        0.52
  Net investment income                              1.35        1.45        1.21        0.95        0.81
Portfolio turnover rate                                 3           3           8           4           9
Net assets, end of period ($ X 1,000,000)           3,849       3,510       2,760       3,070       3,617



1 The ratio of net operating expenses would have been 0.35% if certain non-routine expenses (proxy fees) had not been included.

FINANCIAL HIGHLIGHTS


                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
SELECT SHARES(R)                                  10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              16.41       13.83       16.50       22.21       21.23
                                                  -----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.26        0.24        0.22        0.20        0.20
  Net realized and unrealized gains or losses        1.24        2.57       (2.69)      (5.71)       1.06
                                                  -----------------------------------------------------------
  Total income or loss from investment
    operations                                       1.50        2.81       (2.47)      (5.51)       1.26
Less distributions:
  Dividends from net investment income              (0.23)      (0.23)      (0.20)      (0.20)      (0.21)
  Distributions from net realized gains                --          --          --          --       (0.07)
                                                  -----------------------------------------------------------
  Total distributions                               (0.23)      (0.23)      (0.20)      (0.20)      (0.28)
                                                  -----------------------------------------------------------
Net asset value at end of period                    17.68       16.41       13.83       16.50       22.21
                                                  -----------------------------------------------------------
Total return (%)                                     9.25       20.62      (15.20)     (24.97)       5.94

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.19        0.19        0.19        0.19        0.20 1
  Gross operating expenses                           0.30        0.31        0.31        0.31        0.36
  Net investment income                              1.53        1.63        1.37        1.11        0.98
Portfolio turnover rate                                 3           3           8           4           9
Net assets, end of period ($ X 1,000,000)           4,119       3,692       3,029       3,563       4,357



1 The ratio of net operating expenses would have been 0.19% if certain non-routine expenses (proxy fees) had not been included.



6 Schwab S&P 500 Index Fund

FINANCIAL HIGHLIGHTS


                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
E.SHARES(R)                                       10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              16.37       13.79       16.46       22.17       21.21
                                                  -----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.26        0.23        0.23        0.20        0.20
  Net realized and unrealized gains or losses        1.21        2.56       (2.71)      (5.71)       1.04
                                                  -----------------------------------------------------------
  Total income or loss from investment
    operations                                       1.47        2.79       (2.48)      (5.51)       1.24
Less distributions:
  Dividends from net investment income              (0.22)      (0.21)      (0.19)      (0.20)      (0.21)
  Distributions from net realized gains                --          --          --          --       (0.07)
                                                  -----------------------------------------------------------
  Total distributions                               (0.22)      (0.21)      (0.19)      (0.20)      (0.28)
                                                  -----------------------------------------------------------
Net asset value at end of period                    17.62       16.37       13.79       16.46       22.17
                                                  -----------------------------------------------------------
Total return (%)                                     9.10       20.55      (15.32)     (25.02)       5.84

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.28        0.28        0.28        0.28        0.29 1
  Gross operating expenses                           0.30        0.31        0.31        0.31        0.36
  Net investment income                              1.44        1.54        1.28        1.02        0.88
Portfolio turnover rate                                 3           3           8           4           9
Net assets, end of period ($ X 1,000,000)             249         246         220         304         441



1 The ratio of net operating expenses would have been 0.28% if certain non-routine expenses (proxy fees) had not been included.

SCHWAB 1000 INDEX(R) FUND

TICKER SYMBOLS Investor Shares: SNXFX Select Shares(R): SNXSX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO MATCH THE TOTAL RETURN OF THE SCHWAB 1000 INDEX(R).

LARGE- AND MID-CAP STOCKS


Although there are currently more than 7,460 total stocks in the United States, the companies represented by the Schwab 1000 Index make up some 93% of the total value of all U.S. stocks. (Figures are as of 12/31/04.)


These large- and mid-cap stocks cover many industries and represent many sizes. Because large- and mid-cap stocks can perform differently from each other at times, a fund that invests in both categories of stocks may have somewhat different performance than a fund that invests only in large-cap stocks.
--------------------------------------------------------------------------------

INDEX

THE SCHWAB 1000 INDEX INCLUDES THE STOCKS OF THE LARGEST 1,000 PUBLICLY TRADED COMPANIES IN THE UNITED STATES, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of large- and mid-cap U.S. stocks.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

The fund may make use of certain management techniques in seeking to enhance its after-tax performance. For example, it may adjust its weightings of certain stocks, continue to hold a stock that is no longer included in the index or choose to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gains distributions to its shareholders.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.


8 Schwab 1000 Index(R) Fund

               Because it includes many U.S. stocks and industries, this fund could make sense for long-term investors seeking broad diversification in a single investment. Stock investors who want exposure beyond the large-cap segment of the U.S. stock market also may want to consider this fund.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the large- and mid-cap portions of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.


LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--bonds, for instance--the fund's performance also will lag these investments.


DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.


ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES

[BAR CHART]

      36.60   21.57   31.92   27.16   21.00   (8.21)  (12.26) (21.19) 28.74   10.82

        95      96      97      98      99      00      01      02      03      04

BEST QUARTER: 21.93% Q4 1998
WORST QUARTER: (16.61%) Q3 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                        Since
                                        1 year   5 years   10 years   inception
-------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                          10.82     (1.96)    11.80       10.89 1
  After taxes on distributions          10.59     (2.25)    11.41       10.39 1
  After taxes on distributions
    and sale of shares                   7.33     (1.80)    10.35        9.54 1
SELECT SHARES(R)
  Before taxes                          11.01     (1.83)      N/A        6.94 2
SCHWAB 1000 INDEX(R)                    11.32     (1.64)    12.21       11.30 3
S&P 500(R) INDEX                        10.88     (2.30)    12.06       11.04 3



1 Inception: 4/2/91.  2 Inception: 5/19/97.  3 From: 4/2/91.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                              INVESTOR  SELECT
(% OF TRANSACTION AMOUNT)                                      SHARES   SHARES
------------------------------------------------------------------------------
Redemption fee*                                                 0.75     0.75
Redemption fee**                                                2.00     2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------
Management fees***                                              0.23     0.23
Distribution (12b-1) fees                                       None     None
Other expenses                                                  0.27     0.12
                                                              ---------------
Total annual operating expenses****                             0.50     0.35
                                                              ===============



* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.



** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.



***  Restated to reflect current fees.



**** Schwab and the investment adviser have agreed to limit the net operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.51% and 0.36%, respectively, through 2/27/06.


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                                           1 year   3 years   5 years   10 years
--------------------------------------------------------------------------------
INVESTOR SHARES                             $51      $160      $280       $628
SELECT SHARES                               $36      $113      $197       $443



10 Schwab 1000 Index(R) Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
INVESTOR SHARES                                   10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              30.25       25.25       29.57       39.95       37.12
                                                  -----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.37        0.33        0.31        0.26        0.26
  Net realized and unrealized gains or losses        2.26        4.99       (4.36)     (10.40)       2.83
                                                  -----------------------------------------------------------
  Total income or loss from investment
    operations                                       2.63        5.32       (4.05)     (10.14)       3.09
Less distributions:
  Dividends from net investment income              (0.34)      (0.32)      (0.27)      (0.24)      (0.26)
                                                  -----------------------------------------------------------
Net asset value at end of period                    32.54       30.25       25.25       29.57       39.95
                                                  -----------------------------------------------------------
Total return (%)                                     8.78       21.34      (13.87)     (25.50)       8.34

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.50        0.49        0.46        0.46        0.47 1
  Gross operating expenses                           0.50        0.51        0.52        0.51        0.51
  Net investment income                              1.15        1.27        1.04        0.78        0.63
Portfolio turnover rate                                 5           5           9           8           9
Net assets, end of period ($ X 1,000,000)           4,258       3,974       3,223       3,852       5,083



                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
SELECT SHARES(R)                                  10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              30.27       25.26       29.58       39.98       37.16
                                                  -----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.42        0.37        0.35        0.31        0.29
  Net realized and unrealized gains or losses        2.25        4.99       (4.36)     (10.41)       2.84
                                                  -----------------------------------------------------------
  Total income or loss from investment
    operations                                       2.67        5.36       (4.01)     (10.10)       3.13
Less distributions:
  Dividends from net investment income              (0.38)      (0.35)      (0.31)      (0.30)      (0.31)
                                                  -----------------------------------------------------------
Net asset value at end of period                    32.56       30.27       25.26       29.58       39.98
                                                  -----------------------------------------------------------
Total return (%)                                     8.90       21.52      (13.77)     (25.40)       8.46

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.35        0.35        0.35        0.35        0.36 2
  Gross operating expenses                           0.35        0.36        0.37        0.36        0.36
  Net investment income                              1.30        1.41        1.15        0.89        0.74
Portfolio turnover rate                                 5           5           9           8           9
Net assets, end of period ($ X 1,000,000)           2,138       1,996       1,588       1,911       2,159



1 The ratio of net operating expenses would have been 0.46% if certain non-routine expenses (proxy fees) had not been included.



2 The ratio of net operating expenses would have been 0.35% if certain non-routine expenses (proxy fees) had not been included.

SCHWAB SMALL-CAP INDEX FUND(R)
TICKER SYMBOLS Investor Shares: SWSMX Select Shares(R): SWSSX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE PERFORMANCE OF A BENCHMARK INDEX THAT MEASURES THE TOTAL RETURN OF SMALL CAPITALIZATION U.S. STOCKS.

SMALL-CAP STOCKS

In measuring the performance of the second-largest 1,000 companies in the U.S. stock market, the index may be said to focus on the "biggest of the small" among America's publicly traded stocks.

Historically, the performance of small-cap stocks has not always paralleled that of large-cap stocks. For this reason, some investors use them to diversify a portfolio that invests in larger stocks.
--------------------------------------------------------------------------------

INDEX

THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY TRACKING THE TOTAL RETURN OF THE SCHWAB SMALL-CAP INDEX(R). The index includes the stocks of the second-largest 1,000 publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of small-cap U.S. stocks.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.


12 Schwab Small-Cap Index Fund(R)

               With its small-cap focus, this fund may make sense for long-term investors who are willing to accept greater risk in the pursuit of potentially higher long-term returns.

RISKS

MARKET RISKS. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the small-cap portion of the U.S. stock market, as measured by the index. It follows the market during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag these investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.


ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES

[BAR CHART]

      27.65   15.49   25.69   (3.57)  24.20    3.73   (0.90)  (22.46) 43.37   16.47

        95      96      97      98      99      00      01      02      03      04

BEST QUARTER: 24.44% Q2 2003
WORST QUARTER: (20.94%) Q3 1998


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                        Since
                                        1 year   5 years   10 years   inception
--------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                          16.47     5.88      11.43       10.10 1
  After tax on distributions            16.36     4.81      10.66        9.39 1
  After taxes on distributions
    and sale of shares                  10.83     4.47       9.80        8.63 1
SELECT SHARES(R)
  Before taxes                          16.57     6.00        N/A        9.46 2
SCHWAB SMALL-CAP INDEX(R)               16.74     5.98      12.31       11.05 3
RUSSELL 2000 INDEX(R)                   18.33     6.60      11.53       10.35 3



1 Inception: 12/3/93.  2 Inception: 5/19/97.  3 From: 12/3/93.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                              INVESTOR  SELECT
(% OF TRANSACTION AMOUNT)                                      SHARES   SHARES
------------------------------------------------------------------------------
Redemption fee*                                                 0.75     0.75
Redemption fee**                                                2.00     2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------
Management fees                                                 0.30     0.30
Distribution (12b-1) fees                                       None     None
Other expenses                                                  0.29     0.14
                                                              ---------------
Total annual operating expenses                                 0.59     0.44
Expense reduction                                                 --    (0.02)
                                                              ---------------
NET OPERATING EXPENSES***                                       0.59     0.42
                                                              ===============



* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.



** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.



*** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.60% and 0.42%, respectively, through 2/27/06.


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                                           1 year   3 years   5 years   10 years
--------------------------------------------------------------------------------
INVESTOR SHARES                             $60      $189      $329       $738
SELECT SHARES                               $43      $139      $244       $553



14 Schwab Small-Cap Index Fund(R)

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
INVESTOR SHARES                                   10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              18.22       13.27       15.98       21.06       17.41
                                                  -----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.13        0.11        0.13        0.07        0.07
  Net realized and unrealized gains or losses        1.68        4.98       (2.17)      (2.76)       3.62
                                                  -----------------------------------------------------------
  Total income or loss from investment
    operations                                       1.81        5.09       (2.04)      (2.69)       3.69
Less distributions:
  Dividends from net investment income              (0.11)      (0.14)      (0.09)      (0.08)      (0.04)
  Distributions from net realized gains                --          --       (0.58)      (2.31)         --
                                                  -----------------------------------------------------------
  Total distributions                               (0.11)      (0.14)      (0.67)      (2.39)      (0.04)
                                                  -----------------------------------------------------------
Net asset value at end of period                    19.92       18.22       13.27       15.98       21.06
                                                  -----------------------------------------------------------
Total return (%)                                     9.98       38.72      (13.66)     (13.66)      21.22

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.59        0.56        0.49        0.49        0.50 1
  Gross operating expenses                           0.59        0.60        0.60        0.61        0.66
  Net investment income                              0.66        0.74        0.77        0.49        0.44
Portfolio turnover rate                                39          34          44          49          54
Net assets, end of period ($ X 1,000,000)             869         886         722         804         803



                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
SELECT SHARES(R)                                  10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              18.25       13.28       16.00       21.09       17.44
                                                  -----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.17        0.14        0.14        0.11        0.11
  Net realized and unrealized gains or losses        1.68        4.99       (2.18)      (2.78)       3.61
                                                  -----------------------------------------------------------
  Total income or loss from investment
    operations                                       1.85        5.13       (2.04)      (2.67)       3.72
Less distributions:
  Dividends from net investment income              (0.14)      (0.16)      (0.10)      (0.11)      (0.07)
  Distributions from net realized gains                --          --       (0.58)      (2.31)         --
                                                  -----------------------------------------------------------
  Total distributions                               (0.14)      (0.16)      (0.68)      (2.42)      (0.07)
                                                  -----------------------------------------------------------
Net asset value at end of period                    19.96       18.25       13.28       16.00       21.09
                                                  -----------------------------------------------------------
Total return (%)                                    10.16       39.02      (13.62)     (13.56)      21.37

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.42        0.41        0.38        0.38        0.39 2
  Gross operating expenses                           0.44        0.45        0.45        0.46        0.51
  Net investment income                              0.82        0.89        0.88        0.60        0.55
Portfolio turnover rate                                39          34          44          49          54
Net assets, end of period ($ X 1,000,000)             761         759         638         727         757



1 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (proxy fees) had not been included.



2 The ratio of net operating expenses would have been 0.38% if certain non-routine expenses (proxy fees) had not been included.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)
TICKER SYMBOLS Investor Shares: SWTIX Select Shares(R): SWTSX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE ENTIRE U.S. STOCK MARKET, AS MEASURED BY THE DOW JONES WILSHIRE 5000 COMPOSITE INDEX SM 1.

THE U.S. STOCK MARKET

The U.S. stock market is commonly divided into three segments, based on market capitalization.


Mid- and small-cap stocks are the most numerous, but make up only about one-third of the total value of the market. In contrast, large-cap stocks are relatively few in number but make up approximately two-thirds of the market's total value. In fact, the largest 1,000 of the market's listed stocks represent about 86% of its total value. (All figures on this page are as of 12/31/04).


In terms of performance, these segments can behave somewhat differently from each other, over the short-term as well as the long-term. For that reason, the performance of the overall stock market can be seen as a blend of the performance of all three segments.
--------------------------------------------------------------------------------

INDEX


THE FUND'S BENCHMARK INDEX INCLUDES ALL PUBLICLY TRADED STOCKS OF COMPANIES HEADQUARTERED IN THE UNITED STATES FOR WHICH PRICING INFORMATION IS READILY AVAILABLE--currently more than 4,988 stocks. The index weights each stock according to its market capitalization (total market value of all shares outstanding).


STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.

Because it would be too expensive to buy all of the stocks included in the index, the investment adviser may attempt to replicate the total return of the U.S. stock market by using statistical sampling techniques. These techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including capitalization, divided yield, price/earnings ratio, and industry factors. The fund generally expects that its portfolio will include the largest 2,500 to 3,000 U.S. stocks (measured by market capitalization), and that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the index.

The fund may use certain techniques in seeking to enhance its after-tax performance, such as adjusting its weightings of certain stocks or choosing to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gain distributions to its shareholders.

1 Dow Jones Indexes and Wilshire Associates Incorporated joined together to create a fully integrated index based on the broadest U.S. benchmark. As a result of this alliance, the previous index used by this fund as its benchmark, the Wilshire 5000 Total Market Index, is no longer in existence and has been replaced with its successor, the Dow Jones Wilshire 5000 Composite Index.


16 Schwab Total Stock Market Index Fund(R)

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

               With its very broad exposure to the U.S. stock market, this fund is designed for long-term investors who want exposure to all three segments of the market: large-, mid- and small-cap.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the U.S. stock market, as measured by the index. It follows this market during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. Because the fund uses statistical sampling techniques in an attempt to replicate the total return of the U.S. stock market, the gap between the performance of the fund and that of the index may increase. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investments in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--bonds or small-cap stocks, for instance--the fund's performance also will lag those investments.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag these investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.


Index ownership--"Dow Jones," "Wilshire," "The DJW 5000 SM," "The Dow Jones Wilshire 5000 SM" and "The Dow Jones Wilshire 5000 Composite Index SM" are service marks of Dow Jones & Company, Inc. and Wilshire Associates Incorporated and have been licensed for use for certain purposes by Charles Schwab & Co., Inc. The Schwab Total Stock Market Index Fund(R), based on The Dow Jones Wilshire 5000 Composite Index SM, is not sponsored, endorsed, sold or promoted by Dow Jones or Wilshire and neither Dow Jones nor Wilshire makes any representation regarding the advisability of investing in such product.



18 Schwab Total Stock Market Index Fund(R)

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.


ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES

[BAR CHART]

      (10.63) (11.19) (20.53) 30.69   12.34

         00      01      02     03      04

BEST QUARTER: 15.94% Q2 2003
WORST QUARTER: (16.56%) Q3 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                         Since
                                                    1 year   5 years   inception
--------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                       12.34    (1.52)     1.29 1
  After taxes on distributions                       12.13    (1.80)     1.01 1
  After taxes on distributions
    and sale of shares                                8.29    (1.43)     0.95 1
SELECT SHARES(R)
  Before taxes                                       12.48    (1.38)     1.44 1
DOW JONES WILSHIRE 5000
  COMPOSITE INDEX                                    12.62    (1.42)     1.40 2



1 Inception: 6/1/99.  2 From: 6/1/99.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                              INVESTOR  SELECT
(% OF TRANSACTION AMOUNT)                                      SHARES   SHARES
------------------------------------------------------------------------------
Redemption fee*                                                 0.75     0.75
Redemption fee**                                                2.00     2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------
Management fees                                                 0.26     0.26
Distribution (12b-1) fees                                       None     None
Other expenses                                                  0.30     0.15
                                                               ---------------
Total annual operating expenses                                 0.56     0.41
Expense reduction                                                 --    (0.02)
                                                               ---------------
NET OPERATING EXPENSES***                                       0.56     0.39
                                                               ===============



* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.



** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.



*** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.58% and 0.39%, respectively, through 2/27/06.


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                                           1 year   3 years   5 years   10 years
--------------------------------------------------------------------------------
INVESTOR SHARES                             $57      $179      $313       $701
SELECT SHARES                               $40      $130      $228       $516

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
INVESTOR SHARES                                   10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              17.48       14.35       16.62       22.49       20.87
                                                  -----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.19        0.16        0.16        0.15        0.16
  Net realized and unrealized gains or losses        1.53        3.14       (2.27)      (5.87)       1.56
                                                  -----------------------------------------------------------
  Total income or loss from investment
    operations                                       1.72        3.30       (2.11)      (5.72)       1.72
Less distributions:
  Dividends from net investment income              (0.16)      (0.17)      (0.16)      (0.15)      (0.10)
                                                  -----------------------------------------------------------
Net asset value at end of period                    19.04       17.48       14.35       16.62       22.49
                                                  -----------------------------------------------------------
Total return (%)                                     9.93       23.24      (12.86)     (25.55)       8.23

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.56        0.53        0.40        0.40        0.41 1
  Gross operating expenses                           0.56        0.59        0.62        0.65        0.67
  Net investment income                              1.07        1.18        1.11        0.94        0.76
Portfolio turnover rate                                 2           3           2           2           2
Net assets, end of period ($ X 1,000,000)             592         469         263         224         218



                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
SELECT SHARES(R)                                  10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              17.52       14.37       16.65       22.52       20.89
                                                  -----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.22        0.20        0.19        0.18        1.17
  Net realized and unrealized gains or losses        1.54        3.14       (2.29)      (5.87)       1.56
                                                  -----------------------------------------------------------
  Total income or loss from investment
    operations                                       1.76        3.34       (2.10)      (5.69)       1.73
Less distributions:
  Dividends from net investment income              (0.19)      (0.19)      (0.18)      (0.18)      (0.10)
                                                  -----------------------------------------------------------
Net asset value at end of period                    19.09       17.52       14.37       16.65       22.52
                                                  -----------------------------------------------------------
Total return (%)                                    10.10       23.50      (12.81)     (25.40)       8.30

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net operating expenses                             0.39        0.36        0.27        0.27        0.28 2
  Gross operating expenses                           0.41        0.44        0.47        0.50        0.52
  Net investment income                              1.23        1.35        1.24        1.07        0.89
Portfolio turnover rate                                 2           3           2           2           2
Net assets, end of period ($ X 1,000,000)             548         429         264         257         262



1 The ratio of net operating expenses would have been 0.40% if certain non-routine expenses (proxy fees) had not been included.



2 The ratio of net operating expenses would have been 0.27% if certain non-routine expenses (proxy fees) had not been included.



20 Schwab Total Stock Market Index Fund(R)

SCHWAB INTERNATIONAL INDEX FUND(R)

TICKER SYMBOLS Investor Shares: SWINX Select Shares(R): SWISX


INDEX


THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY TRACKING THE TOTAL RETURN OF THE SCHWAB INTERNATIONAL INDEX(R). The index includes stocks of 350 of the largest publicly traded companies from selected countries outside the United States. The selected countries all have developed securities markets and include most Western European countries, as well as Australia, Canada, Hong Kong and Japan--currently 15 countries in all. Within these countries, Schwab identifies 350 of the largest companies according to their free float-adjusted market capitalizations (total market value of all shares available for purchase by international investors) in U.S. dollars. The index does not maintain any particular country weightings, although any given country cannot represent more than 35% of the index.


STRATEGY


TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does, and does not hedge its exposure to foreign currencies beyond using forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.



Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in perform-ance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.


A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE PERFORMANCE OF A BENCHMARK INDEX THAT MEASURES THE TOTAL RETURN OF LARGE, PUBLICLY TRADED NON-U.S. COMPANIES FROM COUNTRIES WITH DEVELOPED EQUITY MARKETS OUTSIDE OF THE UNITED STATES.

INTERNATIONAL STOCKS


Over the past several decades, foreign stock markets have grown rapidly. The market value of foreign stocks today represents approximately 56% of the world's total market capitalization. (All figures are as of 12/31/04.)


For some investors, an international index fund represents an opportunity for low-cost access to a variety of world markets in one fund. Others turn to international stocks to diversify a portfolio of U.S. investments, because international stock markets historically have performed somewhat differently from the U.S. market.
--------------------------------------------------------------------------------

               For long-term investors who are interested in the potential rewards of international investing and who are aware of the additional risks, this fund may be worth considering.


RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the performance of a mix of international large-cap stocks, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of market declines. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

INTERNATIONAL RISK. International stocks carry additional risks. Changes in currency exchange rates can erode market gains or widen market losses for the fund. International markets--even those that are well established--are often more volatile than those of the United States, for reasons ranging from a lack of reliable company information to the risk of political upheaval. In addition, during any period when large-cap international stocks underperform other types of stocks or other types of investments--bonds, for instance--the fund's performance also will lag those investments.

DERIVATIVES RISK. The fund may use derivatives (including futures and forward contracts) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.


22 Schwab International Index Fund(R)

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested. The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.


ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES


[BAR CHART]


      14.22    9.12    7.31   15.85   33.62   (17.59) (22.74) (15.63) 36.13   18.21

        95      96      97      98      99      00      01      02      03      04

BEST QUARTER: 19.88% Q4 1999
WORST QUARTER: (19.77%) Q3 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                         Since
                                         1 year   5 years   10 years   inception
--------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                           18.21    (2.87)      5.99     5.71 1
  After taxes on distributions           17.80    (3.23)      5.63     5.36 1
  After taxes on distributions
    and sale of shares                   12.14    (2.57)      5.08     4.84 1
SELECT SHARES(R)
  Before taxes                           18.35    (2.76)       N/A     3.88 2
SCHWAB INTERNATIONAL INDEX(R)            19.09    (2.19)      6.60     6.33 3
MSCI-EAFE(R) INDEX                       20.25    (1.13)      5.61     5.48 3



1 Inception: 9/9/93.  2 Inception: 5/19/97.  3 From: 9/9/93.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                              INVESTOR  SELECT
(% OF TRANSACTION AMOUNT)                                      SHARES   SHARES
------------------------------------------------------------------------------
Redemption fee*                                                 1.50     1.50
Redemption fee**                                                2.00     2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------
Management fees                                                 0.40     0.40
Distribution (12b-1) fees                                       None     None
Other expenses                                                  0.33     0.18
                                                               --------------
Total annual operating expenses                                 0.73     0.58
Expense reduction                                              (0.04)   (0.08)
                                                               --------------
NET OPERATING EXPENSES***                                       0.69     0.50
                                                               ==============



* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.



** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.



*** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.69% and 0.50%, respectively, through 2/27/06.


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                                           1 year   3 years   5 years   10 years
--------------------------------------------------------------------------------
INVESTOR SHARES                             $70      $229      $402       $903
SELECT SHARES                               $51      $178      $316       $718

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
INVESTOR SHARES                                   10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              12.74       10.47       12.22       17.13       17.93
                                                  -----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.26        0.23        0.21        0.15        0.20
  Net realized and unrealized gains or losses        2.05        2.25       (1.82)      (4.81)      (0.85)
                                                  -----------------------------------------------------------
  Total income or loss from investment
    operations                                       2.31        2.48       (1.61)      (4.66)      (0.65)
Less distributions:
  Dividends from net investment income              (0.23)      (0.21)      (0.14)      (0.25)      (0.15)
                                                  -----------------------------------------------------------
Net asset value at end of period                    14.82       12.74       10.47       12.22       17.13
                                                  -----------------------------------------------------------
Total return (%)                                    18.40       24.24      (13.34)     (27.58)      (3.69)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.69        0.65        0.58        0.58        0.59 1
  Gross operating expenses                           0.73        0.74        0.76        0.75        0.82
  Net investment income                              1.78        2.01        1.70        1.14        1.60
Portfolio turnover rate                                 1           7          13          18          16
Net assets, end of period ($ X 1,000,000)             550         494         443         519         637



                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
SELECT SHARES(R)                                  10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              12.75       10.47       12.23       17.14       17.96
                                                  -----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.28        0.25        0.21        0.16        0.27
  Net realized and unrealized gains or losses        2.05        2.26       (1.82)      (4.80)      (0.91)
                                                  -----------------------------------------------------------
  Total income or loss from investment
    operations                                       2.33        2.51       (1.61)      (4.64)      (0.64)
Less distributions:
  Dividends from net investment income              (0.25)      (0.23)      (0.15)      (0.27)      (0.18)
                                                  -----------------------------------------------------------
Net asset value at end of period                    14.83       12.75       10.47       12.23       17.14
                                                  -----------------------------------------------------------
Total return (%)                                    18.56       24.50      (13.31)     (27.45)      (3.65)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.50        0.49        0.47        0.47        0.48 2
  Gross operating expenses                           0.58        0.59        0.61        0.60        0.67
  Net investment income                              1.97        2.19        1.81        1.25        1.71
Portfolio turnover rate                                 1           7          13          18          16
Net assets, end of period ($ X 1,000,000)             687         629         536         616         700



1 The ratio of net operating expenses would have been 0.58% if certain non-routine expenses (proxy fees) had not been included.



2 The ratio of net operating expenses would have been 0.47% if certain non-routine expenses (proxy fees) had not been included.



24  Schwab International Index Fund(R)

                  FUND MANAGEMENT


The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $138 billion under management.



                  The investment adviser for the Schwab Equity Index Funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than six million shareholder accounts. (All figures on this page are as of 10/31/04.)



                  As the investment adviser, the firm oversees the asset management and administration of the Schwab Equity Index Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/04, these fees were 0.15% for the Schwab S&P 500 Index Fund, 0.23% for the Schwab 1000 Index(R) Fund, 0.30% for the Schwab Small-Cap Index Fund(R), 0.26% for the Schwab Total Stock Market Index Fund(R), and 0.36% for the Schwab International Index Fund(R). These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.



                  Effective February 28, 2005, for its advisory and administrative services to the Schwab S&P 500 Index Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.15% of the fund's average daily net assets not in excess of $500 million, 0.09% of such net assets greater than $500 million and not in excess of $5 billion, 0.08% of such net assets greater than $5 billion and not in excess of $10 billion and 0.07% of such net assets over $10 billion. Effective February 28, 2005, for its advisory and administrative services to the Schwab 1000 Index Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.30% of the fund's average daily net assets not in excess of $500 million, 0.22% of such net assets greater than $500 million and not in excess of $5 billion, 0.20% of such net assets greater than $5 billion and not in excess of $10 billion and 0.18% of such net assets over $10 billion.

                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser, is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.



                  LARRY MANO, a director and portfolio manager of the investment adviser, is responsible for the day-to-day management of the Schwab Total Stock Market Index Fund(R) and the co-management of each of the remaining funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.



                  TOM BROWN, an associate portfolio manager of the investment adviser, is a day-to-day co-manager of each of the funds, except Schwab Total Stock Market Index Fund. He joined Schwab in 1995, became a trader in 1999, and was named to his current position in 2004.



                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.



26 Fund management

                  INVESTING IN THE FUNDS


                  As a Schwab Funds(R) investor, you have a number of ways to do business with us.


                  On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------
SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.
--------------------------------------------------------------------------------

BUYING SHARES


Shares of each fund may be purchased through a Schwab account or through broker-dealers, banks, investment professionals or other financial institutions, 401(k) plans or other employee benefit plans (financial intermediaries).



The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, and exchange shares of a fund.



If you are investing through a financial intermediary, including Schwab, the intermediary may impose additional or different conditions than a fund on purchases, redemptions or exchanges of fund shares. Some policy differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off time for investment and trading restrictions. For Schwab accounts, the minimum additional investment through an automatic investment plan is $100. Intermediaries may also independently establish and charge their customers transaction fees, account fees and other fees in addition to the fees charged by a fund. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Shareholders who are customers of financial intermediaries should consult their intermediaries for information regarding these conditions and fees. The funds are not responsible for the failure of financial intermediaries to carry out their responsibilities to their customers.



The investment adviser and Schwab or its affiliates may pay certain financial intermediaries for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by the investment adviser and/or Schwab or its affiliates, not by a fund or its shareholders.



28 Investing in the funds

STEP 1


CHOOSE A FUND AND A SHARE CLASS. Your choice may depend on the amount of your investment. Currently, e.Shares(R) are available only for the S&P 500 Index Fund and are offered to clients of Schwab Institutional, The Charles Schwab Trust Company and certain retirement plans.



                             MINIMUM INITIAL                        MINIMUM
SHARE CLASS                  INVESTMENT                             BALANCE
--------------------------------------------------------------------------------
INVESTOR SHARES              $2,500 ($1,000 for retirement,         -
                             education and custodial accounts)

SELECT SHARES(R)             $50,000                                $40,000

E.SHARES                     $1,000 ($500 for retirement,           -
                             education and custodial accounts)



Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.


STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                          FEATURES
--------------------------------------------------------------------------------
REINVESTMENT                    All dividends and capital gain distributions are
                                invested automatically in shares of your fund.


CASH/REINVESTMENT MIX           You receive payment for dividends, while any
                                capital gain distributions are invested in
                                shares of your fund.


CASH You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described on the following page. Please note that e.Shares(R) are available only through SchwabLink(R). Make checks payable to Charles Schwab & Co., Inc. Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."


- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.


- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A FUND.

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.


- As indicated in each fund's fee table, each fund charges a redemption fee, which is discussed in more detail under "Redemption fees" under the "Transaction policies" section of this prospectus.


- There is no redemption fee when you exchange between share classes of the same fund.

- Each fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. A shareholder may incur transaction expenses in converting these securities to cash.


- Exchange orders are limited to other Schwab Funds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.


- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET

www.schwab.com

SCHWAB BY PHONE TM 1

Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922.


SCHWABLINK(R)

Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-647-5465.

MAIL


Write to Schwab Funds at:

P.O. Box 3812
Englewood, CO 80155-3812

IN PERSON 1

Visit the nearest Charles Schwab branch office.

You are automatically entitled to initiate transactions by the Internet or telephone. The funds and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.

1 Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.


30 Investing in the funds

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day, for each share class, as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order no later than the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.


If you place an order through a financial intermediary, please consult with that intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your financial intermediary. However, some intermediaries may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some financial intermediaries may require that they receive your orders prior to a specified cut-off time.



In valuing their securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees as discussed in more detail under "Fair value pricing" in this "Transaction policies" section.


Shareholders of the Schwab International Index Fund(R) should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.


THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED IN THE ADJACENT COLUMN.


POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.


Each fund's Board of Trustees has adopted polices and procedures that are designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring; redemption fees; and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods (other than redemption fees) are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these


--------------------------------------------------------------------------------
THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for your share class as a result of selling or exchanging your shares.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.


- To change or waive a fund's investment minimums.


- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.


- To withdraw or suspend any part of the offering made by this prospectus.

--------------------------------------------------------------------------------
policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.


TRADE ACTIVITY MONITORING. Each fund, through its service providers, maintains trade activity monitoring procedures with respect to the purchase, sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether the activity may constitute market timing that is detrimental to the fund.



If, as a result of this trade activity monitoring, a fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. Each fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of a fund's market timing polices are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.



Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by broker/dealers and other financial intermediaries. Omnibus accounts allow financial intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to a fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the funds' market timing policies. As a result, a fund cannot assure that its policies will be enforced with regard to fund shares held through such omnibus arrangements. While each fund may monitor share turnover at the omnibus account level, a fund's ability to monitor and detect market timing by shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.



REDEMPTION FEES. The Schwab Equity Index Funds may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. The funds impose the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. The Schwab S&P 500 Index Fund, Schwab 1000 Index(R) Fund, Schwab Small-Cap Index Fund(R) and Schwab Total Stock Market Index Fund(R) each charge a redemption fee of 0.75% on shares sold or exchanged 180 days or less after purchasing them, for shares purchased through 4/29/05. The Schwab International Index Fund(R) charges a redemption fee of 1.50% on shares sold or exchanged 180 days or less after purchasing them, for shares purchased through 4/29/05. After 4/29/05, each of the Schwab Equity Index Funds will charge a redemption fee of 2.00% on shares sold or exchanged 30



32 Investing in the funds
days or less after purchasing them. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than the specified number of days. Each fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund retains the redemption fees for the benefit of the remaining shareholders.



As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a fund or may be unwilling to collect the fees. As such, a fund may not be able to collect redemption fees through these intermediaries. Each fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.



Each fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions initiated to pay asset-based fees charged to customers of certain fee-based or wrap programs; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. Each fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.



FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.


By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and help ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.



34 Investing in the funds

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.

SHAREHOLDERS IN THE SCHWAB INTERNATIONAL INDEX FUND(R) MAY HAVE ADDITIONAL TAX CONSIDERATIONS as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund's dividends but will still be included in your taxable income. You may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund, however.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the funds as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The funds expect that a portion of each fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------

NOTES

NOTES

SCHWAB EQUITY INDEX FUNDS

PROSPECTUS
February 28, 2005


                                                           [CHARLES SCHWAB LOGO]

TO LEARN MORE


This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:


ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.


For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.


The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

SEC FILE NUMBERS


Schwab S&P 500 Index Fund                 811-7704
Schwab 1000 Index(R) Fund                 811-6200
Schwab Small-Cap Index Fund(R)            811-7704
Schwab Total Stock Market Index
  Fund(R)                                 811-7704
Schwab International Index Fund(R)        811-7704



REG13644FLT-09

                                                             [LAUDUS FUNDS LOGO]
PROSPECTUS

February 28, 2005

                                                    COMMAND PERFORMANCE TM

LAUDUS MARKETMASTERS FUNDS TM
(formerly Schwab MarketMasters Funds(R))

Laudus U.S. MarketMasters Fund TM
Laudus Balanced MarketMasters Fund TM
Laudus Small-Cap MarketMasters Fund TM
Laudus International MarketMasters Fund TM

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

LAUDUS MARKETMASTERS FUNDS TM


 ABOUT THE FUNDS

   Laudus U.S. MarketMasters Fund TM...........................    2

   Laudus Balanced MarketMasters Fund TM.......................    9

   Laudus Small-Cap MarketMasters Fund TM......................   16

   Laudus International MarketMasters Fund TM..................   22

   Fund management.............................................   29

 INVESTING IN THE FUNDS

   Buying shares...............................................   37

   Selling/exchanging shares...................................   39

   Transaction policies........................................   40

   Distributions and taxes.....................................   43

            ABOUT THE FUNDS

The funds in this prospectus share a "multi-manager" strategy. The funds' investment adviser, Charles Schwab Investment Management, Inc. (CSIM), uses rigorous criteria to select investment managers with proven long-term track records to manage a portion of each fund's assets. By combining the strengths of different managers, the funds seek to bring together a variety of market capitalization ranges across investment styles that include:

            VALUE an approach that seeks companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow

            GROWTH an approach that focuses on a company's prospects for growth of revenue and earnings

            BLEND an approach involving elements of value and growth styles

            In addition to selecting the investment managers and allocating fund assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each business day, CSIM reviews the funds' holdings, evaluates the performance of the investment managers, watches for any incidental overweighting in a security or industry, and looks for opportunities to offset capital gains with losses.

            The talents of seasoned investment managers, along with CSIM's ability to assemble and oversee them, are expected to result in strong, diversified and sound investment choices.

            The funds are designed for long-term investors. The funds' performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

LAUDUS U.S. MARKETMASTERS FUND TM
TICKER SYMBOLS: Investor Shares: SWOGX Select Shares: SWMGX

--------------------------------------------------------------------------------
THE FUND SEEKS CAPITAL GROWTH.

SIZES OF STOCKS

The performance of U.S. large-cap stocks is widely followed, in part because they make up so much of the total value of the U.S. stock market.


For example, the 500 companies in the S&P 500(R) Index constitute only about 7% of all the publicly traded companies in the United States, yet they represent approximately 82% of the total value of the U.S. stock market. (All figures are as of 12/31/04.)


Because small- and mid-cap stocks may at times perform differently from large-cap stocks (and from each other), the fund's exposure to these stocks means that its performance is likely to be somewhat different than if it invested in large-cap stocks exclusively.
--------------------------------------------------------------------------------

STRATEGY

UNDER NORMAL CIRCUMSTANCES, THE FUND PURSUES ITS GOAL BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES OF U.S. COMPANIES or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. The fund expects to invest a majority of its assets in large- and mid-cap companies, but also may invest, to a lesser extent, in small-cap companies.

CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions.

In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all investment managers look for securities that have the potential for capital appreciation.

The following table identifies the fund's investment managers, their areas of focus and asset allocation. For more details, see the "Fund management" section of this prospectus.


                                                                ALLOCATION OF
INVESTMENT MANAGER                    INVESTMENT STYLE          NET ASSETS (%) 1
--------------------------------------------------------------------------------
GARDNER LEWIS ASSET MANAGEMENT L.P.   Large-cap growth                 21.9

HARRIS ASSOCIATES L.P.                Mid/large-cap value              22.1

TCW INVESTMENT MANAGEMENT COMPANY     Small/mid-cap blend              24.5

THORNBURG INVESTMENT MANAGEMENT,
INC.                                  Large-cap blend                  29.6

CASH AND OTHER ASSETS                 --                                1.9


1 As of December 31, 2004.


2 Laudus U.S. MarketMasters Fund TM

GARDNER LEWIS ASSET MANAGEMENT L.P.'S ("GARDNER LEWIS") investment process focuses on companies that show superior prospects for earnings growth. By developing and maintaining contacts with management, customers, competitors, and suppliers of current and potential companies, the manager attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. Companies within the Gardner Lewis portfolio typically show strong earnings growth when compared to the previous year's comparable period. Gardner Lewis generally avoids companies that have excessive levels of debt, and favors investment in companies whose price-to-earnings ratio when purchased is less than that company's projected growth rate for the coming year. In selecting these companies, the manager includes analysis of the following: growth rate of earnings; financial performance; management strengths and weaknesses; current market valuation in relation to earnings growth; historic and comparable company valuations; level and nature of the company's debt, cash flow, and working capital; and quality of the company's assets. The number of holdings in the Gardner Lewis portion of the fund is limited to 50 stocks; therefore, any new position must displace all or part of an existing portfolio holding. This forced displacement requires the constant re-evaluation of each one of the holdings in the context of new opportunities. While securities generally are acquired for the long term, they may be sold under any of the following circumstances: forced displacement by a better idea; realization of the manager's price objective; disparity between Wall Street expectations and what Gardner Lewis perceives to be reality; and deteriorating fundamentals.



HARRIS ASSOCIATES L.P. ("HARRIS") is a value investor and utilizes a fundamental, bottom-up investment approach. They look for above-average businesses trading at below-average prices that are run by managers who act to maximize the value of the business for shareholders. Harris purchases stock that they believe to be out-of-favor for temporary (not secular) reasons, and trade at a significant discount to their estimated intrinsic business value. For each of the stocks on Harris' internal, approved list, buy and sell targets are established when the stock is first added to this list. These targets, determined by the analyst, are reviewed regularly to ensure they reflect current company fundamentals. Each stock is rated "buy," "hold," or "sell" based on the current stock price in relation to the analyst buy/sell target. Harris sells a stock for four reasons: when a stock achieves 90% of its fair value; when there is a significantly more attractive investment; when they detect a deterioration in company fundamentals; or when they discern that management is no longer a steward of shareholder interests.


TCW INVESTMENT MANAGEMENT COMPANY ("TCW") seeks to achieve capital appreciation through investment in inefficiently priced small and medium-sized companies through bottom-up, fundamental research. TCW sells positions when the level of earnings growth is achieved, and the market values of these earnings are at levels commensurate with other companies sharing these growth prospects.

THORNBURG INVESTMENT MANAGEMENT, INC.'S ("THORNBURG") investment strategy is to hold stocks representing promising companies purchased at a discount to Thornburg's appraisal of their long-term intrinsic value. These stocks fall into three categories they identify as Basic Value (cyclicals), Consistent Earners (seasoned non-cyclicals) and Emerging Franchises (younger companies with Thornburg's perception of a favorable trade-off of return/risk). Stock selection is on an individual company basis using a fundamental research process that includes financial analysis, management interviews, and valuation appraisal. Thornburg establishes a target price at time of purchase. Thornburg sells stocks
(1) at or near target prices, (2) when company fundamentals no longer support their investment thesis, or (3) if another stock is perceived to represent better value and a better risk/reward trade-off. In emerging markets, Thornburg typically holds premiere companies in those markets or companies with leading business positions.


The fund may buy and sell portfolio securities actively. In addition, one investment manager may purchase portfolio securities at the same time that another investment manager sells the same securities. As a result, the fund's portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.


4 Laudus U.S. MarketMasters Fund TM

               This fund, which emphasizes U.S. stock investments, may make sense for you if you believe in the long-term growth potential of the U.S. stock market.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investments in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--bonds or small-cap stocks, for instance--the fund's performance also will lag those investments.

SMALL-CAP RISK. The fund may invest a portion of its assets in stocks of small-cap companies, which, historically, have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

INVESTMENT STYLE RISK. The fund's investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

MANAGEMENT RISK. As with all actively managed funds, the strategies of the fund's managers--its investment adviser and investment managers--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

MULTI-MANAGER RISK. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.


6 Laudus U.S. MarketMasters Fund TM

PERFORMANCE

The information below shows returns of the fund's Investor Shares before and after taxes, and compares fund performance (which varies over time) to that of an index. Because the fund's Select Shares invest in the same portfolio securities, returns for this class of shares will be substantially similar to those of the Investor Shares. Performance will be different only to the extent that the Select Shares have lower expenses. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- are shown for the Investor Shares class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund was originally an asset allocation fund with a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the fund's current strategy and may have been different if it did.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.


ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES


[BAR CHART]


      18.36   15.15   35.65   (11.97)  (8.67)  (24.45)  38.55   5.70

        97      98      99       00      01      02      03      04

BEST QUARTER: 25.72% Q4 1999
WORST QUARTER: (17.80%) Q3 2002


AVERAGE TOTAL RETURNS (%) as of 12/31/04


                                                                         Since
                                              1 year      5 years      inception
--------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                5.70         (2.31)        6.41 1
  After taxes on distributions                5.70         (3.23)        4.75 1
  After taxes on distributions
  and sale of shares                          3.70         (2.41)        4.65 1
S&P 500(R) INDEX                             10.88         (2.30)        7.94 2



1 Inception: 11/18/96.  2 From: 11/18/96.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


                                                              INVESTOR   SELECT
SHAREHOLDER FEES (% OF TRANSACTION AMOUNT)                     SHARES   SHARES(R)
---------------------------------------------------------------------------------
Redemption fee*                                                 2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------------------------------------
Management fees**                                               0.93      0.93
Distribution (12b-1) fees                                       None      None
Other expenses                                                  0.39      0.34
                                                              -------------------
Total annual operating expenses                                 1.32      1.27

Expense reduction                                              (0.07)    (0.20)
                                                              -------------------
NET OPERATING EXPENSES***                                       1.25      1.07
                                                              ===================



* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.



**  Restated to reflect current fees.



*** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.25% and 1.07%, respectively, through 2/28/06.


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                            1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES              $127           $411           $717          $1,584
SELECT SHARES                $109           $383           $678          $1,516

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                            11/1/03-   11/1/02-   11/1/01-   11/1/00-    11/1/99-
INVESTOR SHARES                             10/31/04   10/31/03   10/31/02   10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period         9.94       7.48      9.20       13.89       14.06
                                            -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income or loss               (0.03)     (0.01)     0.06        0.38        0.38
  Net realized and unrealized gains or
    losses                                     0.39       2.47     (1.68)      (3.21)       1.55
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                 0.36       2.46     (1.62)      (2.83)       1.93
Less distributions:
  Dividends from net investment income           --         --     (0.10)      (0.46)      (0.33)
  Distributions from net realized gains          --         --        --       (1.40)      (1.77)
                                            -----------------------------------------------------------------
  Total distributions                            --         --     (0.10)      (1.86)      (2.10)
                                            -----------------------------------------------------------------
Net asset value at end of period              10.30       9.94      7.48        9.20       13.89
                                            -----------------------------------------------------------------
Total return (%)                               3.62      32.89    (17.92)     (22.81)      12.98

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                       1.25       1.25      0.83 1,2    0.50 2      0.51 2,3
  Gross operating expenses                     1.39       1.42      1.16 2      0.89 2      0.89 2
  Net investment income or loss               (0.25)     (0.12)     0.50        3.27        2.34
Portfolio turnover rate                          72         97       390         145         179
Net assets, end of period ($ X 1,000,000)       180        169       129         176         248



                                            6/4/04 4-
SELECT SHARES(R)                             10/31/04
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period         10.42
                                               --------------------------------------------------------------
Income or loss from investment operations:
  Net investment loss                          (0.00) 5
  Net realized and unrealized losses           (0.10)
                                               --------------------------------------------------------------
  Total loss from investment operations        (0.10)
                                               --------------------------------------------------------------
Net asset value at end of period               10.32
                                               --------------------------------------------------------------
Total return (%)                               (0.96) 6

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratio to average net assets:
  Net operating expenses                        1.07 7
  Gross operating expenses                      1.37 7
  Net investment loss                          (0.08) 7
Portfolio turnover rate                           72 6
Net assets, end of period ($ X 1,000,000)          1



1 The ratio of net operating expenses would have been 0.74% if certain non-routine expenses (proxy fees) had not been included.


2 Prior to the fund's change in structure on June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.


3 The ratio of net operating expenses would have been 0.50% if certain non-routine expenses (proxy fees) had not been included.


4 Commencement of operations.

5 Per share amount was less than $0.01.

6 Not annualized.

7 Annualized.


8 Laudus U.S. MarketMasters Fund TM

LAUDUS BALANCED MARKETMASTERS FUND TM
TICKER SYMBOLS: Investor Shares: SWOBX Select Shares: SWMBX

STRATEGY


TO PURSUE ITS GOAL, THE FUND INVESTS IN EQUITY AND FIXED INCOME SECURITIES, AS DESCRIBED IN THE ADJACENT COLUMN. For its equity portion, the fund expects to invest in large-and mid-cap U.S. companies, but also may invest in small-cap companies. For its fixed income portion, the fund expects to invest primarily in investment-grade debt instruments, but also may invest to a limited extent in high yield securities ("junk bonds"), and the weighted average duration of the fixed income portion will normally be within approximately two years of the Lehman Brothers U.S. Aggregate Bond Index, which was 4.3 years, as of December 31, 2004.



CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions.


In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock and bond prices, and the economy in general. Although each equity investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all equity investment managers look for securities that have the potential for capital appreciation. The fixed income investment manager invests for maximum total return consistent with preservation of capital and prudent investment management.


The following table identifies the fund's investment managers, their area of focus and asset allocation. For more details, see the "Fund management" section of this prospectus.



                                                                ALLOCATION OF
INVESTMENT MANAGER               INVESTMENT STYLE               NET ASSETS (%) 1
--------------------------------------------------------------------------------
GARDNER LEWIS ASSET MANAGEMENT   Large-cap growth                      15.2
L.P.

JANUS CAPITAL MANAGEMENT LLC/    Mid-cap value                         17.6
PERKINS, WOLF, MCDONNELL AND
COMPANY, LLC

PACIFIC INVESTMENT MANAGEMENT    Fixed income--Total                   29.4
COMPANY LLC                      return

TCW INVESTMENT MANAGEMENT        Large-cap value                       33.1
COMPANY

CASH AND OTHER ASSETS            --                                     4.7



1 As of December 31, 2004.


--------------------------------------------------------------------------------
THE FUND SEEKS CAPITAL GROWTH AND INCOME.

ASSET ALLOCATION AND INVESTMENT STRATEGIES

Asset allocation is a strategy of investing specific percentages of a fund in various asset classes.

Normally, the fund expects to invest approximately 45% to 75% of its assets in stocks and other equity securities and the rest in bonds and other fixed income securities. This allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities.

The fund may invest in securities denominated in foreign currencies as well as U.S. dollar-denominated securities of foreign issuers. The fund also may invest in mortgage- or asset-backed securities, as well as derivatives, such as options, futures (a contract to buy or sell a specific financial instrument at a specified price at a specific future time), and swap agreements (a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party). The fund also may use certain investment techniques (such as buy backs or dollar rolls) to obtain market exposure to the instruments in which it invests.
--------------------------------------------------------------------------------

GARDNER LEWIS ASSET MANAGEMENT L.P.'S ("GARDNER LEWIS") investment process focuses on companies that show superior prospects for earnings growth. By developing and maintaining contacts with management, customers, competitors, and suppliers of current and potential companies, the manager attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. Companies within the Gardner Lewis portfolio typically show strong earnings growth when compared to the previous year's comparable period. Gardner Lewis generally avoids companies that have excessive levels of debt, and favors investment in companies whose price-to-earnings ratio when purchased is less than that company's projected growth rate for the coming year. In selecting these companies, the manager includes analysis of the following: growth rate of earnings; financial performance; management strengths and weaknesses; current market valuation in relation to earnings growth; historic and comparable company valuations; level and nature of the company's debt, cash flow, and working capital; and quality of the company's assets. The number of holdings in the Gardner Lewis portion of the fund is limited to 50 stocks; therefore, any new position must displace all or part of an existing portfolio holding. This forced displacement requires the constant re-evaluation of each one of the holdings in the context of new opportunities. While securities generally are acquired for the long term, they may be sold under any of the following circumstances: forced displacement by a better idea; realization of the manager's price objective; disparity between Wall Street expectations and what Gardner Lewis perceives to be reality; and deteriorating fundamentals.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC'S ("PIMCO") investment process is based upon a long-term approach, which utilizes both "top-down" and "bottom-up" strategies. Top-down strategies focus on duration, yield curve positioning, volatility and sector rotation while bottom-up strategies drive their security selection process and facilitate the identification and analysis of undervalued securities. PIMCO believes that no single strategy should dominate returns, therefore its total return strategy relies on multiple sources of value added. PIMCO's buy, sell or hold decisions are made in order to optimize the risk/return and the relative value characteristics of the securities, thus current holdings are constantly re-evaluated for their relative attractiveness versus investments available in the marketplace. For instance, securities are sold when they individually no longer represent good value, when superior risk/return potential exists in substitute positions (factoring in transaction costs), or when they no longer fit with the macroeconomic or structural strategies in the fund.

PERKINS, WOLF, MCDONNELL AND COMPANY, LLC ("PERKINS") generally looks for companies with: a low price relative to their assets, earnings, cash flow or business franchise; products and services that give them a competitive advantage; and quality balance sheets and strong management. In determining the strength of a company's balance sheet, the money manager will consider factors such as debt to equity ratios and the nature and quality of a company's assets. Perkins will generally sell a security when it no longer meets these investment criteria or when it has met the money manager's expectations for appreciation.


TCW INVESTMENT MANAGEMENT COMPANY ("TCW") uses a large-cap relative value strategy where they seek undervalued, large-cap stocks where the company has a fundamental catalyst or competitive advantage which



10 Laudus Balanced MarketMasters Fund TM will ultimately be recognized by the market place and appreciate in value. TCW's bottom up approach utilizes a three-step process. First they screen the investable universe for companies that meet one or more value characteristic that is equal to or lower than the equivalent characteristic for the overall market. These characteristics include one or more of the following indicators: price to earnings, price to cash flow, price to book value, and price to sales ratios. Dividend paying companies are preferred, but not mandatory. The second step is to determine if there is a fundamental catalyst that will make the stock value be realized in the market place such as: new or strong management, new products or market niche, a restructuring, or earnings surprise. The third step is TCW's disciplined approach with respect to both their portfolio construction, which emphasizes broad sector diversification, and their sell discipline, which emphasizes market recognition of strong fundamentals, leading to high earnings growth. TCW believes by generally having at least a minimum of 0.5 times or a maximum of 2.0 times the weighting of each major economic sector in the discipline, they will reduce risk over time.


The fund may buy and sell portfolio securities actively. In addition, one investment manager may purchase portfolio securities at the same time that another investment manager sells the same securities. As a result, the fund's portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

               Long-term investors seeking a blend of stock and bond investments may want to consider this fund.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

ASSET ALLOCATION RISK. The fund's particular asset allocation can have a significant effect on performance. The fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the fund's performance could suffer if a particular asset class does not perform as expected.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investments in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--bonds or small-cap stocks, for instance--the fund's performance also will lag those investments.

DEBT SECURITIES RISK. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Fund performance also could be affected if an issuer or guarantor of a bond held by the fund fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer's ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. Mortgage-or asset-backed securities are subject to the risk that these bonds may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower than market rates of interest, which could hurt the fund's yield or share price. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. The fund's use of mortgage dollar rolls could cause the fund to lose money if the price of the mortgage-backed securities sold fall below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.


12 Laudus Balanced MarketMasters Fund TM

MANAGEMENT RISK. As with all actively managed funds, the strategies of the fund's managers--its investment adviser and investment managers--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

MULTI-MANAGER RISK. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry, investment style, or type of bond could unintentionally be smaller or larger than if the fund had a single manager.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include
(i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.


INTERNATIONAL AND EMERGING MARKETS RISK. International stocks carry additional risks. Changes in currency exchange rates can erode market gains or widen market losses for the fund. International markets--even those that are well established--are often more volatile than those of the United States, for reasons ranging from a lack of reliable company information to the risk of political upheaval. These risks are more significant in emerging markets, where governments may be less stable, markets less liquid and economies less highly industrialized. In addition, emerging markets may entail additional risks including government dependence on a few industries or resources, government imposed taxes on foreign investment or limits on the removal of capital from a country. During a period when international securities fall behind other types of investments--U.S. securities, for instance--the fund's performance also will lag those investments.


SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag those investments.

PERFORMANCE

The information below shows returns of the fund's Investor Shares before and after taxes, and compares fund performance (which varies over time) to that of two indices. Because the fund's Select Shares invest in the same portfolio securities, returns for this class of shares will be substantially similar to those of the Investor Shares. Performance will be different only to the extent that the Select Shares have lower expenses. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- are shown for the Investor Shares class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a different asset allocation strategy and a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the fund's current strategy and may have been different if it did.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.


ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]


      16.51   13.59   25.77   (5.16)  (4.97)  (9.48)  23.21   10.44

        97      98      99      00      01      02      03      04

BEST QUARTER: 18.58% Q4 1999
WORST QUARTER: (10.97%) Q3 2001


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                        Since
                                       1 year         5 years         inception
--------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                          10.44           2.11            7.93 1
  After taxes on distributions          10.33           0.92            6.20 1
  After taxes on distributions
  and sale of shares                     6.94           1.12            5.86 1
S&P 500(R) INDEX                        10.88          (2.30)           7.95 2
LEHMAN BROTHERS U.S. AGGREGATE
  BOND INDEX                             4.34           7.70            6.83 2



1 Inception: 11/18/96.  2 From: 11/18/96.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                              INVESTOR   SELECT
(% OF TRANSACTION AMOUNT)                                      SHARES   SHARES(R)
---------------------------------------------------------------------------------
Redemption fee*                                                 2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------------------------------------
Management fees**                                               0.78      0.78
Distribution (12b-1) fees                                       None      None
Other expenses                                                  0.47      0.42
                                                              -------------------
Total annual operating expenses                                 1.25      1.20

Expense reduction                                              (0.15)    (0.25)
                                                              -------------------
NET OPERATING EXPENSES***                                       1.10      0.95
                                                              ===================



* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.



**  Restated to reflect current fees.



*** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.10% and 0.95%, respectively, through 2/28/06.


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                              1 year        3 years       5 years       10 years
--------------------------------------------------------------------------------
INVESTOR SHARES                $112           $382          $672         $1,498
SELECT SHARES                  $ 97           $356          $636         $1,432



14 Laudus Balanced MarketMasters Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
INVESTOR SHARES                                   10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              11.07        9.35       10.12       13.44       13.44
                                                  -----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.08        0.12        0.20        0.43        0.45
  Net realized and unrealized gains or losses        0.86        1.75       (0.73)      (2.12)       1.18
                                                  -----------------------------------------------------------
  Total income or loss from investment
    operations                                       0.94        1.87       (0.53)      (1.69)       1.63
Less distributions:
  Dividends from net investment income              (0.13)      (0.15)      (0.24)      (0.52)      (0.35)
  Distributions from net realized gains                --          --          --       (1.11)      (1.28)
                                                  -----------------------------------------------------------
  Total distributions                               (0.13)      (0.15)      (0.24)      (1.63)      (1.63)
                                                  -----------------------------------------------------------
Net asset value at end of period                    11.88       11.07        9.35       10.12       13.44
                                                  -----------------------------------------------------------
Total return (%)                                     8.59       20.25       (5.55)     (13.95)      12.00

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             1.10        1.10        0.76 1,2    0.50 2      0.51 2,3
  Gross operating expenses                           1.32        1.33        1.10 2      0.89 2      0.90 2
  Net investment income                              0.68        1.13        1.89        3.67        3.18
Portfolio turnover rate                               242         256         380          95         114
Net assets, end of period ($ X 1,000,000)             130         109          97         118         153



                                                  6/3/04 4-
SELECT SHARES(R)                                   10/31/04
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              11.57
                                                  -----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.02
  Net realized and unrealized gains                  0.30
                                                  -----------------------------------------------------------
  Total income from investment operations            0.32
                                                  -----------------------------------------------------------
Net asset value at end of period                    11.89
                                                  -----------------------------------------------------------
Total return (%)                                     2.77 5

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.95 6
  Gross operating expenses                           1.29 6
  Net investment income                              0.73 6
Portfolio turnover rate                               242 5
Net assets, end of period ($ X 1,000,000)               2



1 The ratio of net operating expenses would have been 0.72% if certain non-routine expenses (proxy fees) had not been included.



2 Prior to the fund's change in structure on June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.



3 The ratio of net operating expenses would have been 0.50% if certain non-routine expenses (proxy fees) had not been included.


4 Commencement of operations.

5 Not annualized.

6 Annualized.

LAUDUS SMALL-CAP MARKETMASTERS FUND TM
TICKER SYMBOLS: Investor Shares: SWOSX Select Shares: SWMSX

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

SMALL-CAP STOCKS AND CAPITAL GROWTH

There are thousands of small-cap companies, which historically have made up approximately 10%-20% of the total U.S. market capitalization. These companies are found in every industry, although they tend to be concentrated in high-growth sectors such as technology.

Over the past 70 years, stocks of these companies have offered high long-term growth rates. At the same time, they have often been more volatile than large-cap stocks, sometimes suffering deep slumps and at other times enjoying strong market enthusiasm.
--------------------------------------------------------------------------------

STRATEGY

UNDER NORMAL CIRCUMSTANCES, THE FUND PURSUES ITS GOAL BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES of companies with small market capitalizations or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. Companies with small market capitalizations generally are those with market capitalizations of $2.5 billion or less but may include companies with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $2.5 billion.


CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions.


In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all investment managers look for securities that have the potential for capital appreciation.

The following table identifies the fund's investment managers, their areas of focus and asset allocation. For more details, see the "Fund management" section of this prospectus.


                                                                ALLOCATION OF
INVESTMENT MANAGER                     INVESTMENT STYLE         NET ASSETS (%) 1
--------------------------------------------------------------------------------
TAMRO CAPITAL PARTNERS, LLC            Small-cap value/blend           24.4

TCW INVESTMENT MANAGEMENT COMPANY      Small/mid-cap blend             14.0

TOCQUEVILLE ASSET MANAGEMENT LP        Small-cap blend                 20.7

VEREDUS ASSET MANAGEMENT LLC           Small-cap growth                40.5

CASH AND OTHER ASSETS                  --                               0.4


1 As of December 31, 2004.


16 Laudus Small-Cap MarketMasters Fund TM

TAMRO CAPITAL PARTNERS, LLC ("TAMRO") combines valuation with a unique thematic bottom-up approach to identify true fundamental opportunities. TAMRO manages their allocation of assets with an emphasis on identifying companies with attractive valuations and evidence of a positive dynamic for change that is currently not reflected in the stock price. That change is reflected in identifying leading industry consolidators that are temporarily depressed; companies that are restructuring operations where new management with a successful track record and strong incentives can come in and achieve significant earnings improvement. In addition, they look for companies where new products will accelerate revenue and earnings growth to new levels, but the market valuation does not reflect this growth rate. Securities are attractive for purchase when trading at the low end of their historic range and offer a favorable risk/reward ratio. TAMRO monitors the valuation and fundamental developments of each security in its portfolio. Quarterly earnings reports are reviewed by the investment committee and TAMRO's reasons to sell are based on earnings growth decelerating, price preceding fundamental developments, lack of confidence in management or a more attractive opportunity.

TCW INVESTMENT MANAGEMENT COMPANY ("TCW") seeks to achieve capital appreciation through investment in inefficiently priced small and medium-sized companies through bottom-up, fundamental research. TCW sells positions when the level of earnings growth is achieved, and the market values of these earnings are at levels commensurate with other companies sharing these growth prospects.

TOCQUEVILLE ASSET MANAGEMENT LP ("TOCQUEVILLE") is a manager of small-cap domestic equities utilizing a Contrarian-Value approach. They seek unique, financially strong companies that have considerable long-term potential but are experiencing near-term profitability issues which have caused the stock to fall by 50% or more in value, thus limiting downside risk. Intensive fundamental analysis is performed during the first twelve months to develop confidence in understanding the company's problem plus their plan for recovery. Tocqueville constantly assesses the probability that management will succeed in showing important progress. They build positions over 3-12 months as management executes on their plan to restore profitability but typically sell if no improvement is realized within 4-6 quarters from initial purchase. Positions are retained until investors begin to recognize the improving outlook for fundamentals. Typically, the holding period is three years. Positions will be sold sooner if management fails to show progress with their business plan.

VEREDUS ASSET MANAGEMENT LLC ("VEREDUS") invests primarily in growth stocks of small-cap companies whose earnings are growing, or are expected to grow, at an accelerated rate. They look for inefficiencies in the market caused by inaccurate expectations (e.g. earnings), focusing on companies that have: expanding unit volume growth, increasing profit margins, significant new product development efforts and returns in excess of their cost of capital. To help manage risk, Veredus adheres to a strict discipline regarding the sale of securities. A stock is sold or reduced in size when a company does not meet internal expectations. A stock may also be sold due to a change in strategic market outlook, if it is fully valued on their eighteen to twenty four month earnings projection, or a better idea develops.

The fund may buy and sell portfolio securities actively. In addition, one investment manager may purchase portfolio securities at the same time that another investment manager sells the same securities. As a result, the fund's portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.


18 Laudus Small-Cap MarketMasters Fund TM

            For the long-term investor, a small-cap stock investment can be important because of the exposure it provides to a different segment of the stock market.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag those investments.

INVESTMENT STYLE RISK. The fund's investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

MANAGEMENT RISK. As with all actively managed funds, the strategies of the fund's managers--its investment adviser and investment managers--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

MULTI-MANAGER RISK. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

PERFORMANCE

The information below shows returns of the fund's Investor Shares before and after taxes, and compares fund performance (which varies over time) to that of an index. Because the fund's Select Shares invest in the same portfolio securities, returns for this class of shares will be substantially similar to those of the Investor Shares. Performance will be different only to the extent that the Select Shares have lower expenses. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- are shown for the Investor Shares class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the fund's current strategy and may have been different if it did.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.


ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES


[BAR CHART]


      0.61    37.88   (11.36)   (0.09)  (25.92)   58.68   15.35

       98      99       00        01      02       03      04

BEST QUARTER: 27.68% Q2 2003
WORST QUARTER: (24.08%) Q3 2002


ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                        Since
                                        1 year         5 years        inception
--------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                           15.35           3.72           7.07 1
  After taxes on distributions           15.35           2.88           6.08 1
  After taxes on distributions
  and sale of shares                      9.98           2.65           5.50 1
RUSSELL 2000 INDEX                       18.33           6.60           6.85 2



1 Inception: 9/16/97.  2 From: 9/16/97.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                               INVESTOR   SELECT
(% OF TRANSACTION AMOUNT)                                       SHARES   SHARES(R)
---------------------------------------------------------------------------------
Redemption fee*                                                 2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------------------------------------
Management fees**                                               1.17      1.17
Distribution (12b-1) fees                                       None      None
Other expenses                                                  0.47      0.42
                                                              -------------------
Total annual operating expenses                                 1.64      1.59

Expense reduction                                              (0.09)    (0.22)
                                                              -------------------
NET OPERATING EXPENSES***                                       1.55      1.37
                                                              ===================



* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.



**  Restated to reflect current fees.



*** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.55% and 1.37%, respectively, through 2/28/06.


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                               1 year       3 years       5 years       10 years
--------------------------------------------------------------------------------
INVESTOR SHARES                $ 158          $508          $883        $  1,936
SELECT SHARES                  $ 139          $480          $845        $  1,871



20 Laudus Small-Cap MarketMasters Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                            11/1/03-   11/1/02-   11/1/01-   11/1/00-   11/1/99-
INVESTOR SHARES                             10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       11.08       7.18        8.73      12.27      11.04
                                            -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income or loss              (0.14)     (0.09)       0.04       0.41       0.39
  Net realized and unrealized gains or
    losses                                    1.24       3.99       (1.54)     (2.68)      1.30
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                1.10       3.90       (1.50)     (2.27)      1.69
Less distributions:
  Dividends from net investment income          --      (0.00) 1    (0.03)     (0.55)     (0.46)
  Distributions from net realized gains         --         --       (0.02)     (0.72)        --
                                            -----------------------------------------------------------------
  Total distributions                           --         --       (0.05)     (1.27)     (0.46)
                                            -----------------------------------------------------------------
Net asset value at end of period             12.18      11.08        7.18       8.73      12.27
                                            -----------------------------------------------------------------
Total return (%)                              9.93      54.32      (17.34)    (19.99)     15.17

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratio of average net assets:
  Net operating expenses                      1.55       1.55        0.93 2,3   0.50 3     0.51 3,4
  Gross operating expenses                    1.77       1.80        1.31 3     0.91 3     0.92 3
  Net investment income or loss              (1.08)     (0.98)       0.06       4.17       2.86
Portfolio turnover rate                        140         94         324        172        128
Net assets, end of period ($ X 1,000,000)      129        115          81        111        162



                                            6/9/04 5-
SELECT SHARES(R)                            10/31/04
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period         12.11
                                             ----------------------------------------------------------------
Income or loss from investment operations:
  Net investment loss                          (0.03)
  Net realized and unrealized gains             0.11
                                             ----------------------------------------------------------------
  Total income from investment operations       0.08
                                             ----------------------------------------------------------------
Net asset value at end of period               12.19
                                             ----------------------------------------------------------------
Total return (%)                                0.66 6

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net operating expenses                        1.37 7
  Gross operating expenses                      1.79 7
  Net investment loss                          (0.91) 7
Portfolio turnover rate                         1.40 6
Net assets, end of period ($ X 1,000,000)       0.32



1 Per-share amount was less then $0.01.



2 The ratio of net operating expenses would have been 0.84% if certain non-routine expenses (proxy fees) had not been included.


3 Prior to the fund's change in structure on June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.


4 The ratio of net operating expenses would have been 0.50% if certain non-routine expenses (proxy fees) had not been included.


5 Commencement of operations.

6 Not annualized.

7 Annualized.

LAUDUS INTERNATIONAL MARKETMASTERS FUND TM
TICKER SYMBOLS: Investor Shares: SWOIX Select Shares(R): SWMIX

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

INTERNATIONAL STOCKS

Approximately two-thirds of the world's market opportunities lie outside the United States. These include developed countries whose securities markets are established and whose economies are industrialized, as well as emerging markets, where industrialization and securities markets are in the process of developing.

With so many opportunities available, it is difficult for any one investment adviser to maintain expertise in all industries and regions. The multi-manager approach offers a potential solution by allowing CSIM to assemble a combination of investment managers whose strengths lie in different areas.
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND NORMALLY INVESTS A SUBSTANTIAL AMOUNT OF ITS ASSETS IN EQUITY SECURITIES of companies outside the United States. The fund expects to invest in companies across all market capitalization ranges. The fund typically focuses on developed markets but may invest in companies from emerging markets as well.


CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including global economic trends, its own outlook for a given market capitalization or investment style category and regions and countries that offer the greatest potential for growth, and the investment managers' performance in various market conditions.


In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, regional and country trends, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific investment style, all investment managers look for securities that have the potential for capital appreciation.

The following table identifies the fund's investment managers, their areas of focus and asset allocation. For more details, see the "Fund management" section of this prospectus.


                                                                ALLOCATION OF
INVESTMENT MANAGER                     INVESTMENT STYLE         NET ASSETS (%) 1
--------------------------------------------------------------------------------
AMERICAN CENTURY GLOBAL INVESTMENT    International small
MANAGEMENT, INC.                      company                         20.2

ARTISAN PARTNERS LIMITED PARTNERSHIP  International growth            20.1

HARRIS ASSOCIATES L.P.                International value             34.3

WILLIAM BLAIR & COMPANY, LLC          International growth            23.4

CASH AND OTHER ASSETS                 --                               2.0


1 As of December 31, 2004.


22 Laudus International MarketMasters Fund TM

AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC.'S ("AMERICAN CENTURY") fund managers use a growth investment strategy developed by American Century to invest in stocks of companies they believe will increase in value over time. This strategy looks for companies with earnings and revenue growth. Ideally, the fund managers look for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before. They also consider companies whose growth rates, although still negative, are less negative than in prior periods. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value. American Century uses a bottom-up approach to select stocks, which means that the managers make their investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. The managers track financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the fund managers select or hold the stocks of companies they believe will be able to sustain their growth and sell the stocks of companies whose growth begins to slow down. American Century considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments, in order to diversify the holdings across different countries and geographical regions.



The portion of the fund managed by American Century will be invested primarily in equity securities of companies that are small-sized at the time of purchase and are located in foreign developed countries or emerging market countries. The fund managers generally consider small-sized companies to include those with a market capitalization less than $1.5 billion; however the fund managers do not eliminate companies from consideration based solely on market capitalization. If the companies in which the fund invests are successful, these companies may grow into medium- and large-sized companies. In addition, if the fund managers determine that the availability of small-sized companies in which to invest is not adequate to meet the fund's investment needs, the fund managers may invest in medium- and large-sized companies.


ARTISAN PARTNERS LIMITED PARTNERSHIP ("ARTISAN") uses a bottom-up investment process to select securities of international growth companies regardless of market capitalization, concentrating on industries or themes that Artisan believes present accelerating growth prospects and companies Artisan thinks are well positioned to capitalize on that growth. Artisan has a primary emphasis on developed markets but also invests in emerging markets. Artisan's investment team conducts its own fundamental analysis of each potential investment, looking for well-managed companies focused on increasing shareholder value, with sustainable growth prospects, reasonable valuations, and dominant or increasing market shares or direct exposure to an identified theme. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. Artisan monitors each holding closely, evaluating new information relative to the original reasons for investing. Any material change will result in prompt review of the stock. Stocks are generally sold when the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase, a company exhibits deteriorating fundamentals, or more attractive opportunities are identified.


HARRIS ASSOCIATES L.P. ("HARRIS") is a value investor and utilizes a fundamental, bottom-up investment approach. They look for above-average businesses trading at below-average prices that are run by managers who act to maximize the value of the business for shareholders. Harris purchases stock that they believe to be out-of-favor for temporary (not secular) reasons, and trade at a significant discount to their estimated intrinsic business value. For each of the stocks on Harris's internal, approved list, buy and sell targets are established when the stock is first added to this list. These targets, determined by the analyst, are reviewed regularly to ensure they reflect current company fundamentals. Each stock is rated "buy," "hold," or "sell" based on the current stock price in relation to analyst buy/sell target. Harris sells a stock for four reasons: when a stock achieves 90% of its fair value; when there is a significantly more attractive investment; when they detect a deterioration in company fundamentals; or when they discern that management is no longer a steward of shareholder interests.


WILLIAM BLAIR & COMPANY, LLC ("WILLIAM BLAIR") seeks companies that historically have had superior growth, profitability and quality relative to companies within the same industry worldwide, and that are expected to continue such performance. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons. William Blair will vary the geographic diversification and types of securities based upon their continuous evaluation of economic, market and political trends throughout the world, by considering such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. William Blair will seek investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at an earlier stage of development. Companies become candidates for sale if their long-term growth outlook is compromised or if management's actions alter the outlook or risk profile for the business.

The fund may buy and sell portfolio securities actively. In addition, one investment manager may purchase portfolio securities at the same time that another investment manager sells the same securities. As a result, the fund's portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.


24 Laudus International MarketMasters Fund TM

            International stock funds offer access to many foreign markets that can be difficult for individual investors to reach.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

INTERNATIONAL AND EMERGING MARKETS RISK. International stocks carry additional risks. Changes in currency exchange rates can erode market gains or widen market losses for the fund. International markets--even those that are well established--are often more volatile than those of the United States, for reasons ranging from a lack of reliable company information to the risk of political upheaval. These risks are more significant in emerging markets, where governments may be less stable, markets less liquid and economies less highly industrialized. In addition, emerging markets may entail additional risks including government dependence on a few industries or resources, government imposed taxes on foreign investment or limits on the removal of capital from a country. During a period when international stocks fall behind other types of investments--bonds or U.S. stocks, for instance--the fund's performance also will lag those investments.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag those investments.

INVESTMENT STYLE RISK. The fund's investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

MANAGEMENT RISK. As with all actively managed funds, the strategies of the fund's managers--its investment adviser and investment managers--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

MULTI-MANAGER RISK. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given region, country, stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.


26 Laudus International MarketMasters Fund TM

PERFORMANCE

The information below shows returns of the fund's Investor Shares before and after taxes, and compares fund performance (which varies over time) to that of an index. Because the fund's Select Shares invest in the same portfolio securities, returns for this class of shares will be substantially similar to those of the Investor Shares. Performance will be different only to the extent that the Select Shares have lower expenses. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- are shown for the Investor Shares class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the fund's current strategy and may have been different if it did.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.


ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES


[BAR CHART]


      6.81    13.29   74.82   (14.42)  (14.16)  (18.32)  43.95   19.34

       97      98      99       00       01       02      03      04

BEST QUARTER: 41.67% Q4 1999
WORST QUARTER: (21.09%) Q3 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                        Since
                                        1 year         5 years        inception
--------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                          19.34            0.61          10.37 1
  After taxes on distributions          19.32           (0.32)          8.76 1
  After taxes on distributions
  and sale of shares                    12.61            0.03           8.19 1
MSCI EAFE INDEX                         20.25           (1.13)          4.88 2



1 Inception: 10/16/96.  2 From: 10/16/96.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                              INVESTOR    SELECT
(% OF TRANSACTION AMOUNT)                                      SHARES    SHARES(R)
----------------------------------------------------------------------------------
Redemption fee*                                                 1.50       1.50
Redemption fee**                                                2.00       2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
----------------------------------------------------------------------------------
Management fees***                                              1.29       1.29
Distribution (12b-1) fees                                       None       None
Other expenses                                                  0.49       0.44
                                                               -------------------
Total annual operating expenses                                 1.78       1.73

Expense reduction                                              (0.13)     (0.26)
                                                               -------------------
NET OPERATING EXPENSES****                                      1.65       1.47
                                                               ===================



* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.



** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.



***  Restated to reflect current fees.



**** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.65% and 1.47%, respectively, through 2/28/06.


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                            1 year        3 years        5 years       10 years
--------------------------------------------------------------------------------
INVESTOR SHARES              $168           $548           $952          $2,084
SELECT SHARES                $150           $520           $914          $2,019

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
INVESTOR SHARES                                   10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              11.95        8.74       10.80       15.53       14.84
                                                  -----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.02        0.03        0.10        0.73        0.53
  Net realized and unrealized gains or losses        1.65        3.18       (1.43)      (3.90)       2.49
                                                  -----------------------------------------------------------
  Total income or loss from investment
    operations                                       1.67        3.21       (1.33)      (3.17)       3.02
Less distributions:
  Dividends from net investment income              (0.04)      (0.00) 2    (0.07)      (0.77)      (0.49)
  Distributions from net realized gains                --          --       (0.66)      (0.79)      (1.84)
                                                  -----------------------------------------------------------
  Total distributions                               (0.04)         --       (0.73)      (1.56)      (2.33)
                                                  -----------------------------------------------------------
Net asset value at end of period                    13.58       11.95        8.74       10.80       15.53
                                                  -----------------------------------------------------------
Total return (%)                                    13.98       36.74      (13.65)     (22.41)      18.61

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             1.65        1.65        0.99 1,3    0.50 3      0.51 3,4
  Gross operating expenses                           1.89        1.92        1.32 3      0.88 3      0.90 3
  Net investment income                              0.15        0.33        0.60        5.13        1.94
Portfolio turnover rate                                69          99         158          51          80
Net assets, end of period ($ X 1,000,000)             552         302         206         215         278



                                                  4/2/04 5-
SELECT SHARES(R)                                   10/31/04
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              13.64
                                                  -----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.02
  Net realized and unrealized losses                (0.05)
                                                  -----------------------------------------------------------
  Total loss from investment operations             (0.03)
                                                  -----------------------------------------------------------
Net asset value at end of period                    13.61
                                                  -----------------------------------------------------------
Total return (%)                                    (0.22) 6

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net operating expenses                             1.47 7
  Gross operating expenses                           1.86 7
  Net investment income                              0.37 7
Portfolio turnover rate                                69 6
Net assets, end of period ($ X 1,000,000)              81



1 The ratio of net operating expenses would have been 0.93% if certain non-routine expenses (proxy fees) had not been included.


2 The per share amount was less than $0.01.

3 Prior to the fund's change in structure on June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.


4 The ratio of net operating expenses would have been 0.50% if certain non-routine expenses (proxy fees) had not been included.


5 Commencement of operations.

6 Not annualized.

7 Annualized.


28 Laudus International MarketMasters Fund TM

                  FUND MANAGEMENT


The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $138 billion under management.



                  The investment adviser for the Laudus MarketMasters Funds TM is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R) and Laudus Funds TM. The firm manages assets for more than six million shareholder accounts. (All figures on this page are as of 10/31/04.)


                  As the investment adviser, the firm oversees the asset management and administration of the Laudus MarketMasters Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/04, these fees were 0.86% for the Laudus U.S. MarketMasters Fund TM, 0.63% for the Laudus Balanced MarketMasters Fund TM, 1.07% for the Laudus Small-Cap MarketMasters Fund TM and 1.16% for the Laudus International MarketMasters Fund TM. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions, and are based on the fees that applied for that period. CSIM pays the investment managers out of the management fee it receives.

                  Subject to oversight by the funds' Board of Trustees, the investment adviser acts as the "manager of managers" for the funds and has overall responsibility for the management of the funds. The investment adviser may recommend the appointment of additional or replacement investment managers to the funds' Board of Trustees. The funds and the investment adviser have received exemptive relief from the SEC to permit the investment adviser and the funds to hire or terminate investment managers without shareholder approval, subject to certain conditions. One of the conditions requires approval by the Board of Trustees before any such hiring is implemented. In addition, the exemptive order currently prohibits the investment adviser from entering into sub-advisory agreements with affiliates of the investment adviser without shareholder approval. Within 90 days of the hiring of any new investment manager, the investment adviser will furnish shareholders of the affected fund with the required information about the new investment manager.


                  Effective February 28, 2005, for its advisory and administrative services to the Laudus U.S. MarketMasters Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.93% of the fund's average daily net assets not in excess of $500 million, 0.92% of such net assets greater than

                  $500 million and not in excess of $1 billion, and 0.91% of such net assets over $1 billion. Effective February 28, 2005, for its advisory and administrative services to the Laudus Balanced MarketMasters Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.78% of the fund's average daily net assets not in excess of $500 million, 0.75% of such net assets greater than of $500 million and not in excess of $1 billion, and 0.73% of such net assets over $1 billion. Effective February 28, 2005, for its advisory and administrative services to the Laudus Small-Cap MarketMasters Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 1.17% of the fund's average daily net assets not in excess of $500 million, 1.13% of such net assets greater than of $500 million and not in excess of $1 billion, and 1.07% of such net assets over $1 billion. Effective February 28, 2005, for its advisory and administrative services to the Laudus International MarketMasters Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 1.29% of the fund's average daily net assets not in excess of $500 million, 1.28% of such net assets greater than of $500 million and not in excess of $1 billion, and 1.25% of such net assets over $1 billion. The investment adviser pays each of the sub-advisers their fees out of these amounts.


                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser, is responsible for the overall management of the Laudus MarketMasters Funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

                  KIMBERLY FORMON, CFA, a director and portfolio manager of the investment adviser, co-manages the Laudus MarketMasters Funds. Prior to joining the firm in June 1999, she worked for ten years in equity and fixed income analysis.


                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.



30 Fund management

THE FUNDS' INVESTMENT MANAGERS


The table below shows each fund's current investment managers and the individuals who serve as portfolio managers for each investment manager's portion of fund assets.


LAUDUS U.S. MARKETMASTERS FUND TM


                                        YEAR FOUNDED/
                                        ASSETS UNDER
INVESTMENT MANAGER                      MANAGEMENT
AND ADDRESS                             (AS OF 12/31/04)   PORTFOLIO MANAGER(S)       EMPLOYMENT EXPERIENCE
------------------------------------------------------------------------------------------------------------------
GARDNER LEWIS ASSET MANAGEMENT L.P.     1990               W. Whitfield Gardner,      Began investment career in
285 Wilmington-West Chester Pike        $3.6 billion       Chairman and Chief         1982. He founded Gardner
Chadds Ford, PA 19317                                      Executive Officer          Lewis in 1990.

                                                           John L. Lewis, IV,         Began investment career in
                                                           President                  1986. He founded Gardner
                                                                                      Lewis in 1990.

------------------------------------------------------------------------------------------------------------------
HARRIS ASSOCIATES L.P.                  1976               Robert M. Levy,            Began investment career in
Two North LaSalle                       $60.3 billion      C.F.A., Chairman and       1977. Joined Harris
Suite 500                                                  Chief Investment Officer   Associates in 1985.
Chicago, IL 60602-3790

                                                           William C. Nygren,         Began investment career in
                                                           C.F.A., Partner and        1982. Joined Harris
                                                           Portfolio Manager          Associates in 1983.

------------------------------------------------------------------------------------------------------------------
TCW INVESTMENT                          1971               Susan I. (Schottenfeld)    Began investment career in
MANAGEMENT COMPANY                      $27.4 billion      Suvall, Managing           1981. Joined TCW in 1985 as
865 South Figueroa St.                                     Director                   a Special Situation
Suite 1800                                                                            Analyst, named to current
Los Angeles, CA 90017                                                                 position in 1998.

                                                           Nick Galluccio,            Joined TCW in 1982 and has
                                                           Group Managing Director    been a Portfolio Manager
                                                                                      with TCW since 1984.

------------------------------------------------------------------------------------------------------------------
THORNBURG INVESTMENT                    1982               William V. Fries,          Began investment career in
MANAGEMENT, INC.                        $12.6 billion      C.F.A.,                    1970. Joined Thornburg in
119 East Marcy St.                                         Managing Director,         1995.
Suite 202                                                  Portfolio Manager
Santa Fe, NM 87501


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

LAUDUS BALANCED MARKETMASTERS FUND TM


                                        YEAR FOUNDED/
                                        ASSETS UNDER
INVESTMENT MANAGER                      MANAGEMENT
AND ADDRESS                             (AS OF 12/31/04)   PORTFOLIO MANAGER(S)       EMPLOYMENT EXPERIENCE
------------------------------------------------------------------------------------------------------------------
GARDNER LEWIS ASSET MANAGEMENT L.P.     1990               W. Whitfield Gardner,      Began investment career in
285 Wilmington-West Chester Pike        $3.6 billion       Chairman and Chief         1982. He founded Gardner
Chadds Ford, PA 19317                                      Executive Officer          Lewis in 1990.

                                                           John L. Lewis, IV,         Began investment career in
                                                           President                  1986. He founded Gardner
                                                                                      Lewis in 1990.

------------------------------------------------------------------------------------------------------------------
JANUS CAPITAL MANAGEMENT LLC            1969               --                         --
151 Detroit Street                      $139 billion 1
Denver, CO 80206

------------------------------------------------------------------------------------------------------------------
PERKINS, WOLF, MCDONNELL AND COMPANY,   1980               Robert H. Perkins,         Robert H. Perkins began his
LLC (FORMERLY PERKINS, WOLF,            $9.5 billion       President and CIO          investment career in 1970.
MCDONNELL AND CO.)                                                                    He founded Perkins, Wolf,
310 South Michigan Avenue                                                             McDonnell in 1980.
Suite 2600
Chicago, IL 60604

                                                           Thomas M. Perkins,         Thomas M. Perkins began his
                                                           Portfolio Manager          investment career in 1974.
                                                                                      He joined Perkins, Wolf,
                                                                                      McDonnell in 1998.

                                                           Jeffrey Kautz, C.F.A.,     Jeffrey Kautz began his
                                                           Portfolio Manager          investment career in 1995.
                                                                                      He joined Perkins, Wolf,
                                                                                      McDonnell in 1997.

------------------------------------------------------------------------------------------------------------------
PACIFIC INVESTMENT                      1971               Chris Dialynas is a        Chris Dialynas joined PIMCO
MANAGEMENT COMPANY LLC                  $445.7 billion     Managing Director,         in 1980. He has twenty-four
840 Newport Center Dr.                                     portfolio manager, and a   years of investment
Newport Beach, CA 92660                                    senior member of PIMCO's   experience.
                                                           investment strategy
                                                           group. Responsible for
                                                           the day-to-day
                                                           management of the fund's
                                                           assets.




1 Assets are for Janus Capital Group Inc., parent of Janus Capital Management
  LLC. Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.



32 Fund management

LAUDUS BALANCED MARKETMASTERS FUND TM continued



                                        YEAR FOUNDED/
                                        ASSETS UNDER
INVESTMENT MANAGER                      MANAGEMENT
AND ADDRESS                             (AS OF 12/31/04)   PORTFOLIO MANAGER(S)       EMPLOYMENT EXPERIENCE
------------------------------------------------------------------------------------------------------------------
TCW INVESTMENT                          1971               Diane E. Jaffee, CFA       Began investment career in
MANAGEMENT COMPANY                      $27.4 billion      Managing Director          1982. Joined TCW in 2001
865 South Figueroa St.                                                                when SG Cowen Asset
Suite 1800                                                                            Management was acquired by
Los Angeles, CA 90017                                                                 TCW. Portfolio Manager of
                                                                                      investment strategy since
                                                                                      1993.

                                                           Matthew J. Spahn,          Began investment career in
                                                           Senior Vice President      1996. Joined TCW in 2001
                                                                                      when SG Cowen Asset
                                                                                      Management was acquired by
                                                                                      TCW. Assistant Portfolio
                                                                                      Manager of investment
                                                                                      strategy since 1999.



Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

LAUDUS SMALL-CAP MARKETMASTERS FUND TM


                                        YEAR FOUNDED/
                                        ASSETS UNDER
INVESTMENT MANAGER                      MANAGEMENT
AND ADDRESS                             (AS OF 12/31/04)   PORTFOLIO MANAGER(S)       EMPLOYMENT EXPERIENCE
------------------------------------------------------------------------------------------------------------------
TAMRO CAPITAL PARTNERS, LLC             2000               Philip D. Tasho, CFA,      Began investment career in
1660 Duke Street                        $285 million       President and Chief        1980. Co-founded TAMRO in
Suite 200                                                  Investment Officer, Co-    2000. From 1995 to 2000,
Alexandria, VA 22314                                       Founder; primarily         Chairman, Chief Executive
                                                           responsible for the        Officer and Chief
                                                           day-to-day management      Investment Officer of Riggs
                                                                                      Investment Management Co.
                                                                                      (RIMCO).

                                                           Warren M. Gump, CFA,       Began investment career in
                                                           Vice President, Senior     1997. Joined TAMRO in 2000.
                                                           Equity Analyst,
                                                           Principal

                                                           Massimo Marolo, Equity     Began investment career in
                                                           Analyst                    1999. Joined TAMRO in 2003.
                                                                                      From 2000 to 2001,
                                                                                      Associate, Enron
                                                                                      Corporation and from
                                                                                      2001-2003, independent
                                                                                      consultant.

------------------------------------------------------------------------------------------------------------------
TCW INVESTMENT                          1971               Susan I. (Schottenfeld)    Began investment career in
MANAGEMENT COMPANY                      $27.4 billion      Suvall, Managing           1981. Joined TCW in 1985 as
865 South Figueroa St.                                     Director                   a Special Situation
Suite 1800                                                                            Analyst, named to current
Los Angeles, CA 90017                                                                 position in 1998.

                                                           Nick Galluccio,            Joined TCW in 1982 and has
                                                           Group Managing Director    been a Portfolio Manager
                                                                                      with TCW since 1984.

------------------------------------------------------------------------------------------------------------------
TOCQUEVILLE ASSET MANAGEMENT LP         1985               P. Drew Rankin, Managing   Began investment career in
40 W 57th Street                        $3.4 billion       Director, Portfolio        1970. Joined Tocqueville in
New York, NY 10019                                         Manager primarily          1994.
                                                           responsible for
                                                           day-to-day management

------------------------------------------------------------------------------------------------------------------
VEREDUS ASSET MANAGEMENT LLC            1998               B. Anthony Weber,          Began investment career in
6060 Dutchmans Lane                     $1.92 billion      President, Chief           1984. Founding member of
Suite 320                                                  Investment Officer         Veredus in 1998. From 1993
Louisville, KY 40205                                                                  to 1998, President, Senior
                                                                                      Portfolio Manager, SMC
                                                                                      Capital, Inc.

                                                           Charles P. McCurdy Jr.,    Began investment career in
                                                           CFA                        1986. Founding member of
                                                           Executive Vice             Veredus in 1998.
                                                           President,
                                                           Portfolio Manager



Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.



34 Fund management

LAUDUS SMALL-CAP MARKETMASTERS FUND TM continued



                                        YEAR FOUNDED/
                                        ASSETS UNDER
INVESTMENT MANAGER                      MANAGEMENT
AND ADDRESS                             (AS OF 12/31/04)   PORTFOLIO MANAGER(S)       EMPLOYMENT EXPERIENCE
------------------------------------------------------------------------------------------------------------------
                                                           Charles F. Mercer, Jr.,    Began investment career in
                                                           CFA                        1992. Founding member of
                                                           Portfolio Manager          Veredus in 1998, as
                                                                                      Director of Research, named
                                                                                      to current position in
                                                                                      2001.

LAUDUS INTERNATIONAL MARKETMASTERS FUND TM

AMERICAN CENTURY GLOBAL INVESTMENT      1958               Federico Laffan,           Began investment career in
MANAGEMENT, INC.                        $98 billion        Vice President and         1997. Joined American
4500 Main Street                                           Portfolio Manager          Century in 2001 as a Senior
Kansas City, MO 64111                                                                 Investment Analyst, named
                                                                                      to current position in
                                                                                      2004. From 1997-2001,
                                                                                      International Equity
                                                                                      Portfolio Manager, Warburg
                                                                                      Pincus/Credit Suisse Asset
                                                                                      Management.

                                                           Lynn Schroeder, Vice       Began investment career in
                                                           President and Portfolio    1993. Joined American
                                                           Manager                    Century in 2000. From 1997
                                                                                      to 2000, Portfolio Manager,
                                                                                      Senior Analyst, Driehaus
                                                                                      Capital Management, Inc.

------------------------------------------------------------------------------------------------------------------
ARTISAN PARTNERS LIMITED PARTNERSHIP    1994               Mark L. Yockey, C.F.A.,    Began investment career in
875 East Wisconsin Avenue               $40.4 billion      Managing Director and      1981. Joined Artisan
Suite 800                                                  Portfolio Manager          Partners in 1995.
Milwaukee, WI 53202-5402

------------------------------------------------------------------------------------------------------------------
HARRIS ASSOCIATES L.P.                  1976               David G. Herro, C.F.A.,    Began investment career in
Two North LaSalle                       $60.3 billion      Partner, Chief             1986. Joined Harris
Suite 500                                                  Investment Officer         Associates in 1992.
Chicago, IL 60602-3790                                     International Equities
                                                           and Portfolio Manager

                                                           Chad M. Clark, C.F.A.,     Began investment career in
                                                           Partner, Analyst and       1995. Joined Harris
                                                           Portfolio Manager          Associates in 1995.

------------------------------------------------------------------------------------------------------------------
WILLIAM BLAIR & COMPANY, LLC            1935               W. George Greig,           Began investment career in
222 West Adams St.                      $26.2 billion      Principal, International   1979. Joined William Blair
Chicago, IL 60606                                          Equity Portfolio Manager   in 1996.



Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

                    INVESTING IN THE FUNDS

                    As a MarketMasters TM investor, you have a number of ways to do business with us.

                    On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

BUYING SHARES


Shares of each fund may be purchased through a Schwab account or through broker-dealers, banks, investment professionals or other financial institutions, 401(k) plans or other employee benefit plans (financial intermediaries).



The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, and exchange shares of a fund.



If you are investing through a financial intermediary, including Schwab, the intermediary may impose additional or different conditions than a fund on purchases, redemptions or exchanges of fund shares. Some policy differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off time for investment and trading restrictions. For Schwab accounts, the minimum additional investment through an automatic investment plan is $100. Intermediaries may also independently establish and charge their customers transaction fees, account fees and other fees in addition to the fees charged by a fund. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Shareholders who are customers of financial intermediaries should consult their intermediaries for information regarding these conditions and fees. The funds are not responsible for the failure of financial intermediaries to carry out their responsibilities to their customers.



The investment adviser and Schwab or its affiliates may pay certain financial intermediaries for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by the investment adviser and/or Schwab or its affiliates, not by a fund or its shareholders.


--------------------------------------------------------------------------------
SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.
--------------------------------------------------------------------------------

STEP 1

CHOOSE A FUND AND A SHARE CLASS. Your choice may depend on the amount of your investment.


                                                                         MINIMUM
MINIMUM INITIAL INVESTMENT                                               BALANCE
--------------------------------------------------------------------------------
INVESTOR SHARES

$2,500 ($1,000 for retirement, education and custodial accounts)         --

SELECT SHARES

$50,000                                                                  $40,000



Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.


STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
--------------------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are invested
                       automatically in shares of your fund.


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund.


CASH You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described on the following page. Make checks payable to Charles Schwab & Co., Inc. Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.


38 Investing in the funds

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A FUND.

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.


- As indicated in each fund's fee table, each fund charges a redemption fee, which is discussed in more detail under "Redemption fees" under the "Transaction policies" section of this prospectus.


- There is no redemption fee when you exchange between share classes of the same fund.

- The funds reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. A shareholder may incur transaction expenses in converting these securities to cash.


- Exchange orders are limited to other Schwab Funds(R), including other Laudus MarketMasters Funds TM that are not Sweep Investments TM and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.


- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET
www.schwab.com

SCHWAB BY PHONE TM 1

Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922.

SCHWABLINK(R)

Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-647-5465.

MAIL

Write to MarketMasters Funds at:
P.O. Box 3812
Englewood, CO 80155-3812

IN PERSON 1

Visit the nearest Charles Schwab branch office.

You are automatically entitled to initiate transactions by the Internet or telephone. The funds and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.

1 Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for Schwab Link transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the fund as a result of selling or exchanging your shares.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.


- To change or waive a fund's investment minimums.


- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.



--------------------------------------------------------------------------------

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day, as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order no later than the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.


If you place an order through a financial intermediary, please consult with that intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your financial intermediary. However, some intermediaries may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some financial intermediaries may require that they receive your orders prior to a specified cut-off time.



In valuing their securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the funds' Board of Trustees as discussed in more detail under "Fair value pricing" in this "Transaction policies" section.


Shareholders of the Laudus International MarketMasters Fund TM should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.


THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED IN THE ADJACENT COLUMN.


POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.


Each fund's Board of Trustees has adopted polices and procedures that are designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring; redemption fees; and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods (other than redemption fees) are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these



40 Investing in the funds
policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.


TRADE ACTIVITY MONITORING. Each fund, through its service providers, maintains trade activity monitoring procedures with respect to the purchase, sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether the activity may constitute market timing that is detrimental to the fund.



If, as a result of this trade activity monitoring, a fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. Each fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of a fund's market timing polices are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.



Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by broker/dealers and other financial intermediaries. Omnibus accounts allow financial intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to a fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the funds' market timing policies. As a result, a fund cannot assure that its policies will be enforced with regard to fund shares held through such omnibus arrangements. While each fund may monitor share turnover at the omnibus account level, a fund's ability to monitor and detect market timing by shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.



REDEMPTION FEES. The Laudus MarketMasters Funds may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. The funds impose the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. After 4/29/05, the Laudus U.S. MarketMasters Fund, Laudus Balanced MarketMasters Fund and Laudus Small-Cap MarketMasters Fund will charge a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. The Laudus International MarketMasters Fund charges a redemption fee of 1.50% on shares sold or exchanged 180 days or less after purchasing them, on shares purchased through 4/29/05. After 4/29/05, the Laudus International MarketMasters Fund will charge a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than the specified number of days.

Each fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund retains the redemption fees for the benefit of the remaining shareholders.



As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a fund or may be unwilling to collect the fees. As such, a fund may not be able to collect redemption fees through these intermediaries. Each fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.



Each fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions initiated to pay asset-based fees charged to customers of certain fee-based or wrap programs; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. Each fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.



FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.


By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and help ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.




42 Investing in the funds

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(k) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.


GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund or another Laudus MarketMasters Fund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.


SHAREHOLDERS IN THE LAUDUS INTERNATIONAL MARKETMASTERS FUND TM MAY HAVE ADDITIONAL TAX CONSIDERATIONS as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund's dividends but will still be included in your taxable income. You may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund, however.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS.

Dividends that are designated by the funds as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The funds expect that a portion of each fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------

NOTES

NOTES

PROSPECTUS

February 28, 2005

                                                             [LAUDUS FUNDS LOGO]

                                                    COMMAND PERFORMANCE TM

LAUDUS MARKETMASTERS FUNDS TM


TO LEARN MORE


This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:


ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab at 1- 800-435-4000. In addition, you may visit www.schwab.com/marketmasters for a free copy of a prospectus, SAI, or an annual or semi-annual report.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

SEC FILE NUMBER
Laudus MarketMasters Funds 811-7704

REG23308FLT-09

SCHWAB MARKETTRACK PORTFOLIOS(R)

                                                             [SCHWAB FUNDS LOGO]

Prospectus
February 28, 2005

- Schwab MarketTrack All Equity Portfolio TM

- Schwab MarketTrack Growth Portfolio TM

- Schwab MarketTrack Balanced Portfolio TM

- Schwab MarketTrack Conservative Portfolio TM

As with all mutual funds, the Securities
and Exchange Commission (SEC) has not
approved these securities or passed on
whether the information in this prospectus
is adequate and accurate. Anyone who
indicates otherwise is committing a
federal crime.                                             [CHARLES SCHWAB LOGO]

SCHWAB MARKETTRACK PORTFOLIOS(R)


    ABOUT THE PORTFOLIOS

      All Equity Portfolio..................................................   2

      Growth Portfolio......................................................   6

      Balanced Portfolio....................................................  11

      Conservative Portfolio................................................  16

      Portfolio management..................................................  21

    INVESTING IN THE PORTFOLIOS

      Buying shares.........................................................  23

      Selling/exchanging shares.............................................  25

      Transaction policies..................................................  26

      Distributions and taxes...............................................  30

                  ABOUT THE PORTFOLIOS


                  The portfolios in this prospectus share the same investment approach. Each portfolio seeks to maintain a defined mix of asset classes over time, and each invests mainly in a combination of other Schwab Funds(R), which are managed using indexing strategies. Each portfolio pursues a different investment goal.


                  This approach is intended to offer the investor key features of two types of investment strategies: asset allocation and indexing. Each portfolio's performance is a blend of the performance of different asset classes or different segments within an asset class.


                  Indexing, a strategy of tracking the performance of a given segment of the market over time, involves looking to an index to determine what securities to own. By investing in a combination of other Schwab Funds(R), the portfolios are designed to offer diversification in a single investment.


                  The portfolios are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO TM
TICKER SYMBOL: SWEGX

--------------------------------------------------------------------------------
THE PORTFOLIO SEEKS HIGH CAPITAL GROWTH THROUGH AN ALL-STOCK PORTFOLIO.

ASSET ALLOCATION AMONG FUNDS

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The portfolio's allocation focuses on stock investments for long-term growth. The portfolio seeks to remain close to the target allocations of 45% in large-cap, 30% in international and 25% in small-cap stocks and typically does not change its target allocation.

Because the portfolio must keep a small portion of its assets in cash for business operations, the portfolio's actual investments will be slightly less than 100% in stock funds.
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation is 100% in stock investments, with certain percentages for different segments of the stock market. It is the fund's policy that, under normal circumstances, it will invest at least 80% of its net assets in stock investments; typically the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.


The portfolio invests in other Schwab Funds(R), particularly three of the Equity Index Funds. These underlying funds seek to track the total returns of various stock market indices. They typically invest in the stocks included in the index they are tracking, and generally give each stock the same weight as the index does. Each underlying fund focuses on a different segment of the stock market. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:



ALLOCATION     FUND AND INDEX
--------------------------------------------------------------------------------
LARGE-CAP      Schwab Institutional Select(R) S&P 500 Fund. Seeks to
               track the S&P 500 Index(R), a widely recognized index
               maintained by Standard & Poor's that includes 500 U.S.
               publicly traded stocks.

SMALL-CAP      Schwab Small-Cap Index Fund(R). Seeks to track the
               Schwab Small-Cap Index(R), which includes the
               second-largest 1,000 U.S. publicly traded stocks as
               measured by market capitalization.

INTERNATIONAL  Schwab International Index Fund(R). Seeks to track the
               Schwab International Index(R), which includes 350 of the largest stocks (as measured by free float-adjusted market capitalization) that are publicly traded in developed securities markets outside the United States.



The portfolio may also purchase individual securities to maintain its allocations. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. The managers may permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.


A description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's securities is available in the portfolio's Statement of Additional Information.


2 Schwab MarketTrack All Equity Portfolio TM

               This portfolio's exposure to a broad spectrum of U.S. and international stocks may make it an appropriate choice for long-term investors seeking a composite of U.S. and international stock market performance in a single fund.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

ALLOCATION RISK. The portfolio's stock allocations can have an effect on returns. The risks and returns of different segments of the stock market can vary over the long term and the short term. Because of this, the portfolio's performance could suffer during times when segments emphasized by its target allocation are out of favor, or when stocks in general are out of favor.

INVESTMENT STYLE RISK. Many of the risks of this portfolio are associated with its investments in underlying stock index funds. The portfolio's underlying stock index funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, take steps to reduce market exposure or to lessen the effects of a declining market. While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index. This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced. The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the portfolio's performance also will lag those investments.

INTERNATIONAL RISK. International stocks carry additional risks. Changes in currency exchange rates can erode market gains or widen market losses for the portfolio. International markets--even those that are well established--are often more volatile than those of the United States, for reasons ranging from a lack of reliable company information to the risk of political upheaval. In addition, during any period when large-cap international stocks underperform other types of stocks or other types of investments--bonds, for instance--the portfolio's performance also will lag those investments.

PERFORMANCE

The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


      25.06   (8.91)  (13.05) (20.45) 33.96   13.98

        99      00      01      02      03      04

BEST QUARTER: 18.54% Q2 2003
WORST QUARTER: (18.38%) Q3 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                           Since
                                                      1 year   5 years   inception
----------------------------------------------------------------------------------
PORTFOLIO
  Before taxes                                        13.98     (0.77)     3.29 1
  After taxes on distributions                        13.80     (1.19)     2.88 1
  After taxes on distributions
    and sale of shares                                 9.32     (0.87)     2.61 1
S&P 500(R) INDEX                                      10.88     (2.30)     2.72 2


1 Inception: 5/19/98.

2 From: 5/19/98.

PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance.

FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
---------------------------------------------------------------------------------
Redemption fee*                                                           2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------------------------------------
Management fees                                                           0.44
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.32
                                                                         -------
Total annual operating expenses                                           0.76
Expense reduction                                                        (0.26)
                                                                         -------
NET OPERATING EXPENSES**                                                  0.50
Estimated indirect expenses of underlying funds***                        0.30
                                                                         -------
TOTAL NET PORTFOLIO AND UNDERLYING FUNDS OPERATING EXPENSES               0.80
                                                                         =======



* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the portfolio. Applies only to shares purchased after 4/29/05.



** Schwab and the investment adviser have agreed to limit the portfolio's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.50% through 2/27/06.



*** As of 12/31/04.



Designed to help you compare expenses, the example below includes both the portfolio's operating expenses and the indirect expenses of the underlying funds and uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the portfolio's operating expenses remain the same. The one-year figure is based on "total net portfolio and underlying funds operating expenses". The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


          1 year             3 years             5 years             10 years
-----------------------------------------------------------------------------
            $82               $341                 $621               $1,419



4 Schwab MarketTrack All Equity Portfolio TM

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history for the past five years. Certain information reflects financial results for a single portfolio share. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).



                                            11/1/03-   11/1/02-   11/1/01-   11/1/00-   11/1/99-
                                            10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        9.43       7.60        9.06      12.06     11.48
                                            -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                       0.08       0.09        0.05       0.22      0.04
  Net realized and unrealized gains or
    losses                                    1.02       1.85       (1.32)     (2.99)     0.69
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                1.10       1.94       (1.27)     (2.77)     0.73
Less distributions:
  Dividends from net investment income       (0.09)     (0.09)      (0.05)     (0.22)    (0.05)
  Distributions from net realized gains         --      (0.02)      (0.14)     (0.01)    (0.10)
                                            -----------------------------------------------------------------
  Total distributions                        (0.09)     (0.11)      (0.19)     (0.23)    (0.15)
                                            -----------------------------------------------------------------
Net asset value at end of period             10.44       9.43        7.60       9.06     12.06
                                            -----------------------------------------------------------------
Total return (%)                             11.75      25.77      (14.40)    (23.27)     6.37

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses 1                    0.50       0.50        0.50       0.50      0.57 2
  Gross operating expenses 1                  0.76       0.76        0.77       0.77      0.84
  Net investment income                       0.83       1.10        0.58       1.93      0.05
Portfolio turnover rate                          7         10          15          5         3
Net assets, end of period ($ X 1,000,000)      450        427         353        405       441


1 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.


2 The ratio of net operating expenses would have been 0.56% if certain non-routine expenses (proxy fees) had not been included.

SCHWAB MARKETTRACK GROWTH PORTFOLIO TM
TICKER SYMBOL: SWHGX

--------------------------------------------------------------------------------
THE PORTFOLIO SEEKS HIGH CAPITAL GROWTH WITH LESS VOLATILITY THAN AN ALL-STOCK PORTFOLIO.

ASSET ALLOCATION

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Growth Portfolio's allocation focuses on stock investments, while including some bonds and cash investments in seeking to reduce the portfolio's volatility. The portfolio seeks to remain close to the target allocations of 80% stocks, 15% bonds and 5% cash and typically does not change its target allocation.

The stock allocation is further divided into three segments: 40% of assets for large-cap, 20% for small-cap and 20% for international.
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation includes stock, bond and cash investments.


The portfolio invests mainly in other Schwab Funds(R), including index funds, which seek to track the total returns of various market indices. Index funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:



ALLOCATION     FUND AND INDEX
----------------------------------------------------------------------
LARGE-CAP      Schwab Institutional Select(R) S&P 500 Fund. Seeks to
               track the S&P 500 Index(R), a widely recognized index
               maintained by Standard & Poor's that includes 500 U.S.
               publicly traded stocks.

SMALL-CAP      Schwab Small-Cap Index Fund(R). Seeks to track the
               Schwab Small-Cap Index(R), which includes the
               second-largest 1,000 U.S. publicly traded stocks as
               measured by market capitalization.

INTERNATIONAL  Schwab International Index Fund(R). Seeks to track the
               Schwab International Index(R), which includes 350 of the largest stocks (as measured by free float-adjusted market capitalization) that are publicly traded in developed securities markets outside the United States.

BOND           Schwab Total Bond Market Fund TM. Seeks to track the
               Lehman Brothers U.S. Aggregate Bond Index, which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.



The portfolio may also purchase individual securities to maintain its allocations. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. The managers may permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.

A description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's securities is available in the portfolio's Statement of Additional Information.


6 Schwab MarketTrack Growth Portfolio TM

               By emphasizing stocks while including other investments to temper market risk, this portfolio could be appropriate for investors seeking attractive long- term growth with potentially lower volatility.

RISKS

MARKET RISK. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

ALLOCATION RISK. The portfolio's asset and stock allocations can have an effect on returns. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because of this, the portfolio's performance could suffer during times when the types of stocks favored by its target allocation are out of favor, or when stocks in general are out of favor.

INVESTMENT STYLE RISK. Many of the risks of this portfolio are associated with its investments in underlying stock and bond index funds. The portfolio's underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, take steps to reduce market exposure or to lessen the effects of a declining market. While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index. This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced. The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the portfolio's performance also will lag those investments.

INTERNATIONAL RISK. International stocks carry additional risks. Changes in currency exchange rates can erode market gains or widen market losses for the portfolio. International markets even those that are well established--are often more volatile than those of the United States, for reasons ranging from a lack of reliable company information to the risk of political upheaval. In addition, during any period when large-cap international stocks underperform other types of stocks or other types of investments--bonds, for instance--the portfolio's performance also will lag those investments.


DEBT SECURITIES RISK. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if an issuer or guarantor of a bond held by the portfolio fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer's ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. Mortgage- or asset-backed securities are subject to the risk that these bonds may be paid off earlier or later than expected. Either situation could cause the portfolio to hold securities paying lower than market rates of interest, which could hurt the portfolio's yield or share price. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. The portfolio's use of mortgage dollar rolls could cause the portfolio to lose money if the price of the mortgage-backed securities sold fall below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.



8 Schwab MarketTrack Growth Portfolio TM

PERFORMANCE

The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


      14.49   21.00   15.17   19.36   (4.81)  (8.43)  (15.48) 27.08   11.61

        96      97      98      99      00      01      02      03      04

BEST QUARTER: 15.70% Q4 1998
WORST QUARTER: (14.15%) Q3 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                         Since
                                                    1 year   5 years   inception
--------------------------------------------------------------------------------
PORTFOLIO
  Before taxes                                      11.61     0.88       8.17 1
  After taxes on distributions                      11.34     0.23       7.34 1
  After taxes on distributions
    and sale of shares                               7.80     0.39       6.69 1
S&P 500(R) INDEX                                    10.88    (2.30)      9.76 2
LEHMAN BROTHERS U.S. AGGREGATE
  BOND INDEX                                         4.34     7.70       6.74 2



1 Inception: 11/20/95.



2 From: 11/20/95.


PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance.

FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee*                                                            2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                            0.43
Distribution (12b-1) fees                                                  None
Other expenses                                                             0.30
                                                                        -------
Total annual operating expenses                                            0.73
Expense reduction                                                         (0.23)
                                                                        -------
NET OPERATING EXPENSES**                                                   0.50
Estimated indirect expenses of underlying funds***                         0.30
                                                                        -------
TOTAL NET PORTFOLIO AND UNDERLYING FUNDS OPERATING EXPENSES                0.80
                                                                        =======



* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the portfolio. Applies only to shares purchased after 4/29/05.



** Schwab and the investment adviser have agreed to limit the portfolio's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.50% through 2/27/06.



*** As of 12/31/04.



Designed to help you compare expenses, the example below includes both the portfolio's operating expenses and the indirect expenses of the underlying funds and uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the portfolio's operating expenses remain the same. The one-year figure is based on "total net portfolio and underlying funds operating expenses". The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


          1 year             3 years             5 years             10 years
-----------------------------------------------------------------------------
           $82                $324                $586                $1,335

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history for the past five years. Certain information reflects financial results for a single portfolio share. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).



                                            11/1/03-   11/1/02-   11/1/01-   11/1/00-   11/1/99-
                                            10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       14.36      12.05       13.88      17.22     16.37
                                            -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                       0.21       0.18        0.19       0.41      0.22
  Net realized and unrealized gains or
    losses                                    1.21       2.33       (1.62)     (3.22)     0.94
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                1.42       2.51       (1.43)     (2.81)     1.16
Less distributions:
  Dividends from net investment income       (0.21)     (0.20)      (0.24)     (0.44)    (0.18)
  Distributions from net realized gains         --         --       (0.16)     (0.09)    (0.13)
                                            -----------------------------------------------------------------
  Total distributions                        (0.21)     (0.20)      (0.40)     (0.53)    (0.31)
                                            -----------------------------------------------------------------
Net asset value at end of period             15.57      14.36       12.05      13.88     17.22
                                            -----------------------------------------------------------------
Total return (%)                              9.94      21.18      (10.78)    (16.71)     7.08

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses 1                    0.50       0.50        0.50       0.50      0.57 2
  Gross operating expenses 1                  0.73       0.74        0.75       0.74      0.82
  Net investment income                       1.35       1.48        1.35       2.58      1.32
Portfolio turnover rate                          9          9          21         10        12
Net assets, end of period ($ X 1,000,000)      614        578         510        511       566


1 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.


2 The ratio of net operating expenses would have been 0.56% if certain non-routine expenses (proxy fees) had not been included.



10 Schwab MarketTrack Growth Portfolio TM

SCHWAB MARKETTRACK BALANCED PORTFOLIO TM
TICKER SYMBOL: SWBGX

STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation includes bond, stock and cash investments.


The portfolio invests mainly in other Schwab Funds(R), including index funds, which seek to track the total returns of various market indices. Index funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:



ALLOCATION     FUND AND INDEX
----------------------------------------------------------------------
LARGE-CAP      Schwab Institutional Select(R) S&P 500 Fund. Seeks to
               track the S&P 500 Index(R), a widely recognized index
               maintained by Standard & Poor's that includes 500 U.S.
               publicly traded stocks.

SMALL-CAP      Schwab Small-Cap Index Fund(R). Seeks to track the
               Schwab Small-Cap Index(R), which includes the
               second-largest 1,000 U.S. publicly traded stocks as
               measured by market capitalization.

INTERNATIONAL  Schwab International Index Fund(R). Seeks to track the
               Schwab International Index(R), which includes 350 of the largest stocks (as measured by free float-adjusted market capitalization) that are publicly traded in developed securities markets outside the United States.

BOND           Schwab Total Bond Market Fund TM. Seeks to track the
               Lehman Brothers U.S. Aggregate Bond Index, which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.



The portfolio may also purchase individual securities to maintain its allocations. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. The managers may permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.


A description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's securities is available in the portfolio's Statement of Additional Information.

--------------------------------------------------------------------------------
THE PORTFOLIO SEEKS BOTH CAPITAL GROWTH AND INCOME.

ASSET ALLOCATION

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.


The Balanced Portfolio's allocation is weighted toward stock investments, while including substantial bond investments in seeking to add income and reduce the portfolio's volatility. The portfolio seeks to remain close to the target allocations of 60% stocks, 35% bonds and 5% cash and typically does not change its target allocation.


The stock allocation is further divided into three segments: 30% of assets for large-cap, 15% for small-cap and 15% for international.
--------------------------------------------------------------------------------

               With a blend of asset types that modestly favors stocks, this portfolio may be appropriate for long-term investors with moderate sensitivity to risk.


RISKS

MARKET RISK. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

ALLOCATION RISK. The portfolio's asset and stock allocations can have a substantial effect on performance. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because it intends to maintain substantial exposure to stocks as well as bonds, the portfolio will be hurt by poor performance in either market. Also, because it does not intend to make strategic changes in its allocation, the portfolio's performance may be hurt during times when segments emphasized by its target allocation are out of favor.

INVESTMENT STYLE RISK. Many of the risks of this portfolio are associated with its investments in underlying stock and bond index funds. The portfolio's underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, take steps to reduce market exposure or to lessen the effects of a declining market. While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index. This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced. The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.


DEBT SECURITIES RISK. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if an issuer or guarantor of a bond held by the portfolio fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer's ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy.



12 Schwab MarketTrack Balanced Portfolio TM

Mortgage- or asset-backed securities are subject to the risk that these bonds may be paid off earlier or later than expected. Either situation could cause the portfolio to hold securities paying lower than market rates of interest, which could hurt the portfolio's yield or share price. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. The portfolio's use of mortgage dollar rolls could cause the portfolio to lose money if the price of the mortgage-backed securities sold fall below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.


SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the portfolio's performance also will lag those investments.

INTERNATIONAL RISK. International stocks carry additional risks. Changes in currency exchange rates can erode market gains or widen market losses for the portfolio. International markets--even those that are well established--are often more volatile than those of the United States, for reasons ranging from a lack of reliable company information to the risk of political upheaval. In addition, during any period when large-cap international stocks underperform other types of stocks or other types of investments--bonds, for instance--the portfolio's performance also will lag those investments.

PERFORMANCE

The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


      11.15   17.76   13.67   14.00   (1.03)  (4.40)  (9.85)  21.04    9.64

        96      97      98      99      00      01      02      03      04

BEST QUARTER: 11.81% Q4 1998
WORST QUARTER: (9.78%) Q3 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                            Since
                                                       1 year   5 years   inception
-----------------------------------------------------------------------------------
PORTFOLIO
  Before taxes                                          9.64     2.51      7.72 1
  After taxes on distributions                          9.14     1.54      6.66 1
  After taxes on distributions
    and sale of shares                                  6.46     1.56      6.11 1
S&P 500(R) INDEX                                       10.88    (2.30)     9.76 2
LEHMAN BROTHERS U.S. AGGREGATE
  BOND INDEX                                            4.34     7.70      6.74 2



1 Inception: 11/20/95.



2 From: 11/20/95.


PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance.

FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
-----------------------------------------------------------------------------------
Redemption fee*                                                               2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------------------------------
Management fees                                                               0.44
Distribution (12b-1) fees                                                     None
Other expenses                                                                0.30
                                                                            -------
Total annual operating expenses                                               0.74
Expense reduction                                                            (0.24)
                                                                            -------
NET OPERATING EXPENSES**                                                      0.50
Estimated indirect expenses of underlying funds***                            0.36
                                                                            -------
TOTAL NET PORTFOLIO AND UNDERLYING FUNDS OPERATING EXPENSES                   0.86
                                                                            =======



* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the portfolio. Applies only to shares purchased after 4/29/05.



** Schwab and the investment adviser have agreed to limit the portfolio's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.50% through 2/27/06.



*** As of 12/31/04.



Designed to help you compare expenses, the example below includes both the portfolio's operating expenses and the indirect expenses of the underlying funds and uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the portfolio's operating expenses remain the same. The one-year figure is based on "total net portfolio and underlying funds operating expenses". The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


          1 year             3 years             5 years             10 years
-----------------------------------------------------------------------------
            $88                $341                $614               $1,393



14 Schwab MarketTrack Balanced Portfolio TM

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history for the past five years. Certain information reflects financial results for a single portfolio share. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).



                                            11/1/03-   11/1/02-   11/1/01-   11/1/00-   11/1/99-
                                            10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        13.78      12.05     13.47      15.53      14.85
                                            -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                        0.29       0.25      0.32       0.45       0.36
  Net realized and unrealized gains or
    losses                                     0.88       1.77     (1.22)     (1.92)      0.69
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                 1.17       2.02     (0.90)     (1.47)      1.05
Less distributions:
  Dividends from net investment income        (0.29)     (0.29)    (0.40)     (0.49)     (0.28)
  Distributions from net realized gains          --         --     (0.12)     (0.10)     (0.09)
                                            -----------------------------------------------------------------
  Total distributions                         (0.29)     (0.29)    (0.52)     (0.59)     (0.37)
                                            -----------------------------------------------------------------
Net asset value at end of period              14.66      13.78     12.05      13.47      15.53
                                            -----------------------------------------------------------------
Total return (%)                               8.61      17.12     (7.08)     (9.72)      7.11

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses 1                     0.50       0.50      0.50       0.50       0.57 2
  Gross operating expenses 1                   0.74       0.74      0.74       0.74       0.82
  Net investment income                        2.03       1.98      2.35       3.31       2.46
Portfolio turnover rate                          11         17        31         21         18
Net assets, end of period ($ X 1,000,000)       541        516       462        497        510


1 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.


2 The ratio of net operating expenses would have been 0.56% if certain non-routine expenses (proxy fees) had not been included.

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO TM
TICKER SYMBOL: SWCGX

--------------------------------------------------------------------------------
THE PORTFOLIO SEEKS INCOME AND MORE GROWTH POTENTIAL THAN AN ALL-BOND PORTFOLIO.

ASSET ALLOCATION

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.


The Conservative Portfolio's allocation is weighted toward bond investments, while including substantial stock investments in seeking to obtain long-term growth. The portfolio seeks to remain close to the target allocations of 55% bonds, 40% stocks and 5% cash and typically does not change its target allocation.


The stock allocation is further divided into three segments: 20% of assets for large-cap, 10% for small-cap and 10% for international.
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation includes bond, stock and cash investments.


The portfolio invests mainly in other Schwab Funds(R), including index funds, which seek to track the total returns of various market indices. Index funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:



ALLOCATION     FUND AND INDEX
----------------------------------------------------------------------
BOND           Schwab Total Bond Market Fund TM. Seeks to track the
               Lehman Brothers U.S. Aggregate Bond Index, which
               includes a broad-based mix of U.S. investment-grade
               bonds with maturities greater than one year.

LARGE-CAP      Schwab S&P 500 Index Fund. Seeks to track the S&P 500
               Index(R), a widely recognized index maintained by
               Standard & Poor's that includes 500 U.S. publicly
               traded stocks.

SMALL-CAP      Schwab Small-Cap Index Fund(R). Seeks to track the
               Schwab Small-Cap Index(R), which includes the
               second-largest 1,000 U.S. publicly traded stocks as
               measured by market capitalization.

INTERNATIONAL  Schwab International Index Fund(R). Seeks to track the
               Schwab International Index(R), which includes 350 of the largest stocks (as measured by free float-adjusted market capitalization) that are publicly traded in developed securities markets outside the United States.



The portfolio may also purchase individual securities to maintain its allocations. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. The managers may permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.


A description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's securities is available in the portfolio's Statement of Additional Information.


16 Schwab MarketTrack Conservative Portfolio TM

               Conservative investors and investors with shorter time horizons are among those for whom this portfolio was created.

RISKS

MARKET RISK. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

ALLOCATION RISK. The portfolio's asset and stock allocations can have a substantial effect on performance. The risks and returns of different classes of assets and different segments of the stock market can vary over the long-term and the short-term. Because it intends to maintain substantial exposure to bonds as well as stocks, the portfolio will be hurt by poor performance in either market. Also, because it does not intend to make strategic changes in its allocation, the portfolio's performance may be hurt during times when segments emphasized by its target allocation are out of favor.

INVESTMENT STYLE RISK. Many of the risks of this portfolio are associated with its investments in underlying stock and bond index funds. The portfolio's underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, take steps to reduce market exposure or to lessen the effects of a declining market. While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index. This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced. The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.


DEBT SECURITIES RISK. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if an issuer or guarantor of a bond held by the portfolio fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer's ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. Mortgage- or asset-backed securities are subject to the risk that these bonds may be paid off earlier or later than expected. Either situation could cause the portfolio to hold securities paying lower than market rates of interest, which could hurt the portfolio's yield or share price. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. The portfolio's use of mortgage dollar rolls could cause the fund to lose money if the price of the mortgage-backed securities sold fall below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the portfolio's performance also will lag those investments.

INTERNATIONAL RISK. International stocks carry additional risks. Changes in currency exchange rates can erode market gains or widen market losses for the portfolio. International markets--even those that are well established--are often more volatile than those of the United States, for reasons ranging from a lack of reliable company information to the risk of political upheaval. In addition, during any period when large-cap international stocks underperform other types of stocks or other types of investments--bonds, for instance--the portfolio's performance also will lag those investments.


18 Schwab MarketTrack Conservative Portfolio TM

PERFORMANCE

The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


       8.14   14.71   11.56    8.70    2.71   (0.35)  (4.02)  15.05    7.80

        96      97      98      99      00      01      02      03      04

BEST QUARTER: 8.49% Q2 1997
WORST QUARTER: (5.26%) Q3 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                         Since
                                                    1 year   5 years   inception
--------------------------------------------------------------------------------
PORTFOLIO
  Before taxes                                      7.80      4.02      7.13 1
  After taxes on
    distributions                                   7.06      2.73      5.70 1
  After taxes on
    distributions
    and sale of shares                              5.18      2.64      5.30 1
LEHMAN BROTHERS U.S.
  AGGREGATE BOND INDEX                              4.34      7.70      6.74 2
S&P 500(R) INDEX                                   10.88     (2.30)     9.76 2



1 Inception: 11/20/95.



2 From: 11/20/95.


PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance.

FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
-------------------------------------------------------------------------------
Redemption fee*                                                         2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------------------------
Management fees                                                         0.44
Distribution (12b-1) fees                                               None
Other expenses                                                          0.31
                                                                       -------
Total annual operating expenses                                         0.75
Expense reduction                                                      (0.25)
                                                                       -------
NET OPERATING EXPENSES**                                                0.50
Estimated indirect expenses of underlying funds***                      0.41
                                                                       -------
TOTAL NET PORTFOLIO AND UNDERLYING FUNDS OPERATING EXPENSES             0.91
                                                                       =======



* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the portfolio. Applies only to shares purchased after 4/29/05.



** Schwab and the investment adviser have agreed to limit the portfolio's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.50% through 2/27/06.



*** As of 12/31/04.



Designed to help you compare expenses, the example below includes both the portfolio's operating expenses and the indirect expenses of the underlying funds and uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the portfolio's operating expenses remain the same. The one-year figure is based on "total net portfolio and underlying funds operating expenses." The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


          1 year             3 years             5 years             10 years
-----------------------------------------------------------------------------
           $93                $357                 $641               $1,450

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history for the past five years. Certain information reflects financial results for a single portfolio share. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).



                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
                                                  10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
---------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              12.53       11.37       12.22       13.12         12.73
                                                  -------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.34        0.29        0.40        0.49          0.47
  Net realized and unrealized gains or losses        0.57        1.16       (0.78)      (0.80)         0.41
                                                  -------------------------------------------------------------
  Total income or loss from investment
    operations                                       0.91        1.45       (0.38)      (0.31)         0.88
Less distributions:
  Dividends from net investment income              (0.35)      (0.29)      (0.41)      (0.50)        (0.46)
  Distributions from net realized gains                --          --       (0.06)      (0.09)        (0.03)
                                                  -------------------------------------------------------------
  Total distributions                               (0.35)      (0.29)      (0.47)      (0.59)        (0.49)
                                                  -------------------------------------------------------------
Net asset value at end of period                    13.09       12.53       11.37       12.22         13.12
                                                  -------------------------------------------------------------
Total return (%)                                     7.38       12.98       (3.29)      (2.39)         6.92

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses 1                           0.50        0.50        0.50        0.50          0.57 2
  Gross operating expenses 1                         0.75        0.75        0.76        0.77          0.84
  Net investment income                              2.70        2.44        3.17        3.85          3.58
Portfolio turnover rate                                10          17          32          15            16
Net assets, end of period ($ X 1,000,000)             290         289         263         211           194


1 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.


2 The ratio of net operating expenses would have been 0.56% if certain non-routine expenses (proxy fees) had not been included.



20 Schwab MarketTrack Conservative Portfolio TM

                  PORTFOLIO MANAGEMENT


The portfolios' investment adviser, Charles Schwab Investment Management, Inc., has more than $138 billion under management.



                  The investment adviser for the Schwab MarketTrack Portfolios(R) is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than six million shareholder accounts. (All figures on this page are as of 10/31/04).


                  As the investment adviser, the firm oversees the asset management and administration of the Schwab MarketTrack Portfolios. As compensation for these services, the firm receives a management fee from each portfolio. For the 12 months ended 10/31/04, these fees were 0.18% for the All Equity Portfolio, 0.20% for the Growth Portfolio, 0.20% for the Balanced Portfolio and 0.19% for the Conservative Portfolio. These figures, which are expressed as a percentage of each portfolio's average daily net assets, represent the actual amounts paid, including the effects of reductions.


                  LARRY MANO, a director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the equity portions of the portfolios. Prior to joining the firm in November 1998, he worked for 20 years in equity management.


                  TOM BROWN, an associate portfolio manager of the investment adviser, is a day-to-day co-manager of the equity portions of the portfolios. He joined Schwab in 1995, became a trader in 1999, and was named to his current position in 2004.


                  KIMON DAIFOTIS, CFA, senior vice president and chief investment officer, fixed-income, of the investment adviser, is responsible for the overall management of the bond and cash portions of the portfolios. Prior to joining the firm in September 1997, he worked for more than 20 years in research and asset management.



                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

                  INVESTING IN THE PORTFOLIOS


                  As a Schwab Funds(R) investor, you have a number of ways to do business with us.


                  On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

BUYING SHARES


Shares of each portfolio may be purchased through a Schwab account or through broker-dealers, banks, investment professionals or other financial institutions, 401(k) plans or other employee benefit plans (financial intermediaries).



The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with a portfolio's policies to buy, sell, and exchange shares of a portfolio.



If you are investing through a financial intermediary, including Schwab, the intermediary may impose additional or different conditions than a portfolio on purchases, redemptions or exchanges of portfolio shares. Some policy differences may include initial, subsequent and maintenance investment requirements, exchange policies, portfolio choices, cut-off time for investment and trading restrictions. For Schwab accounts, the minimum additional investment through an automatic investment plan is $100. Intermediaries may also independently establish and charge their customers transaction fees, account fees and other fees in addition to the fees charged by a portfolio. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Shareholders who are customers of financial intermediaries should consult their intermediaries for information regarding these conditions and fees. The portfolios are not responsible for the failure of financial intermediaries to carry out their responsibilities to their customers.



The investment adviser and Schwab or its affiliates may pay certain financial intermediaries for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by the investment adviser and/or Schwab or its affiliates, not by a portfolio or its shareholders.


--------------------------------------------------------------------------------
SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the portfolios.

For example, when you sell shares in a portfolio, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.
--------------------------------------------------------------------------------

STEP 1

CHOOSE A PORTFOLIO, then decide how much you want to invest.


MINIMUM INITIAL INVESTMENT
--------------------------------------------------------------------------------
$1,000 ($500 for retirement, education and custodial accounts)


STEP 2

CHOOSE AN OPTION FOR PORTFOLIO DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                          FEATURES
--------------------------------------------------------------------------------
REINVESTMENT                    All dividends and capital gain distributions are
                                invested automatically in shares of your
                                portfolio.

CASH/REINVESTMENT MIX           You receive payment for dividends, while any
                                capital gain distributions are invested in
                                shares of your portfolio.

CASH You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described on the following page. Make checks payable to Charles Schwab & Co., Inc. Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.


24 Investing in the portfolios

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A PORTFOLIO.

When selling or exchanging shares, please be aware of the following policies:

- A portfolio may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.


- As indicated in each portfolio's fee table, each portfolio charges a redemption fee, which is discussed in more detail under "Redemption fees" under the "Transaction policies" section of this prospectus.


- The portfolios reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a portfolio's assets, whichever is less. A shareholder may incur transaction expenses in converting these securities to cash.


- Exchange orders are limited to other Schwab Funds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the portfolio and share class into which you are exchanging.


- You must obtain and read the prospectus for the portfolio into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET

www.schwab.com

SCHWAB BY PHONE TM 1

Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922.

SCHWABLINK(R)

Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-647-5465.

MAIL


Write to Schwab Funds at:

P.O. Box 3812
Englewood, CO 80155-3812

IN PERSON 1

Visit the nearest Charles Schwab branch office.

You are automatically entitled to initiate transactions by the Internet or telephone. The portfolios and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the portfolios and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.

1 Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the portfolio whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the portfolio into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PORTFOLIOS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the portfolio as a result of selling or exchanging your shares.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.


- To change or waive a portfolio's investment minimums.


- To suspend the right to sell shares back to a portfolio, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------

TRANSACTION POLICIES

THE PORTFOLIOS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE
(NYSE) IS OPEN. The portfolios calculate their share prices each business day, as of the close of the NYSE (generally 4 p.m. Eastern time). A portfolio's share price is its net asset value per share, or NAV, which is the portfolio's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order no later than the close of the portfolio (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.


If you place an order through a financial intermediary, please consult with that intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your financial intermediary. However, some intermediaries may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some financial intermediaries may require that they receive your orders prior to a specified cut-off time.



In valuing underlying fund investments, the portfolios use the NAVs reported by their underlying funds. In valuing other portfolio securities, the portfolios use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, a portfolio may value securities based on fair values developed using methods approved by the portfolio's Board of Trustees as discussed in more detail under "Fair value pricing" in this "Transaction policies" section.


Shareholders of the portfolios should be aware that because foreign markets are often open on weekends and other days when the portfolios are closed, the value of some of a portfolio's securities may change on days when it is not possible to buy or sell shares of the portfolios.


THE PORTFOLIOS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED IN THE ADJACENT COLUMN.


POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each portfolio is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a portfolio's performance by disrupting the efficient management of the portfolio, increasing portfolio transaction costs and taxes, causing the portfolio to maintain higher cash balances, and diluting the value of the portfolio's shares.


Each portfolio's Board of Trustees has adopted polices and procedures that are designed to reduce the risk of market timing by portfolio shareholders. Each portfolio seeks to deter market timing through several methods. These methods may include: trade activity monitoring; redemption fees; and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the portfolio will be able to identify and restrict investors that engage in such activities. In addition, these



26 Investing in the portfolios
methods (other than redemption fees) are inherently subjective and involve judgment in their application. Each portfolio and its service providers seek to make these judgments and applications in a manner that they believe is consistent with interests of the portfolio's long-term shareholders. Each portfolio may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.



TRADE ACTIVITY MONITORING. Each portfolio, through its service providers, maintains trade activity monitoring procedures with respect to the purchase, sale and exchange of portfolio shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether the activity may constitute market timing that is detrimental to the portfolio.



If, as a result of this trade activity monitoring, a portfolio believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. Each portfolio specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of a portfolio's market timing polices are not necessarily deemed accepted by the portfolio and may be canceled or revoked by the portfolio on the next business day following receipt by the portfolio.



Portfolio shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by broker/dealers and other financial intermediaries. Omnibus accounts allow financial intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange portfolio shares without the identity of a particular customer being known to a portfolio. A number of these financial intermediaries may not have the capability or may not be willing to apply the portfolios' market timing policies. As a result, a portfolio cannot assure that its policies will be enforced with regard to portfolio shares held through such omnibus arrangements. While each portfolio may monitor share turnover at the omnibus account level, a portfolio's ability to monitor and detect market timing by shareholders in these omnibus accounts is limited, and, therefore, the portfolio may not be able to determine whether trading by these shareholders is contrary to the portfolio's market timing policies.



REDEMPTION FEES. After 4/29/05, the Schwab MarketTrack Portfolios may impose a short-term redemption fee on any portfolio shares that are redeemed or exchanged by a shareholder within 30 days of the purchase date. The funds impose the redemption fees in an effort to deter short-term trading, to facilitate efficient portfolio management, to minimize the impact on portfolio performance and to offset portfolio transaction costs and other expenses. The Schwab MarketTrack Portfolios charge a redemption fee of 2.00%. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than 30 days. Each portfolio treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Portfolio shares purchased with reinvested dividends are not subject to redemption fees. Each portfolio retains the redemption fees for the benefit of the remaining shareholders.



As noted above, the portfolio shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the portfolio. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a portfolio or may be unwilling to collect the fees. As such, a portfolio may not be able to collect redemption fees through these intermediaries. Each portfolio notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the portfolio.



Each portfolio reserves the right to waive its redemption fee if the portfolio or its service providers believe that such waivers are consistent with the best interests of the portfolio and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the portfolio or financial intermediaries; redemptions initiated to pay asset-based fees charged to customers of certain fee-based or wrap programs; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the portfolio. Each portfolio reserves the right to waive the redemption fees if the portfolio or their service providers believe that such waivers are consistent with the best interests of the portfolio. Each portfolio also reserves the right to modify or eliminate the redemption fees or waivers at any time.



FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each portfolio's securities when market prices are not "readily available" or are unreliable. For example, a portfolio may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.


By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each portfolio seeks to establish prices that investors might expect to realize upon the current sales of these


28 Investing in the portfolios
securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a portfolio's portfolio holdings and the net asset value of the portfolio's shares, and help ensure that the prices at which the portfolio's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.


Each portfolio makes fair value determinations in good faith in accordance with the portfolio's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a portfolio could obtain the fair value assigned to the security upon the sale of such security. The respective prospectuses for the underlying funds in which the portfolios invest explain the circumstances in which those funds will use fair value pricing and the effects of fair value pricing.

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the portfolios as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The portfolios expect that a portion of each portfolio's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of a portfolio just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a portfolio makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE PORTFOLIOS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a portfolio. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR PORTFOLIO EARNS. Every year, each portfolio distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record, except for the Conservative Portfolio, which typically makes income distributions at the end of every calendar quarter.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR PORTFOLIO DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each portfolio's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the portfolio. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another SchwabFund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less; long term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE PORTFOLIOS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a portfolio paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL PORTFOLIO SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


30 Investing in the portfolios

NOTES

SCHWAB MARKETTRACK PORTFOLIOS(R)

PROSPECTUS
February 28, 2005

                                                           [CHARLES SCHWAB LOGO]

TO LEARN MORE


This prospectus contains important information on the portfolios and should be read and kept for reference. You also can obtain more information from the following sources:


ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current portfolio investors, discuss recent performance and portfolio holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.


For a free copy of any of these documents or to request other information or ask questions about the portfolios, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.


The SAI, the portfolios' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the portfolios, including the portfolios' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

SEC FILE NUMBER

Schwab MarketTrack Portfolios(R)          811-7704


REG13757FLT-08

   SCHWAB INSTITUTIONAL SELECT(R) FUNDS

                                                             [SCHWAB FUNDS LOGO]

   Prospectus
   February 28, 2005

   - Schwab Institutional Select(R) S&P 500 Fund

   - Schwab Institutional Select(R) Large-Cap Value Index Fund

   - Schwab Institutional Select(R) Small-Cap Value Index Fund

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.                                                  [CHARLES SCHWAB LOGO]

SCHWAB INSTITUTIONAL SELECT(R) FUNDS


     ABOUT THE FUNDS

       Schwab Institutional Select S&P 500 Fund............................    2

       Schwab Institutional Select Large-Cap Value Index Fund..............    6

       Schwab Institutional Select Small-Cap Value Index Fund..............   10

       Fund management.....................................................   14

     INVESTING IN THE FUNDS

       Buying shares.......................................................   16

       Selling/exchanging shares...........................................   18

       Transaction policies................................................   19

       Distributions and taxes.............................................   22

                  ABOUT THE FUNDS

                  The funds in this prospectus use indexing strategies. Each fund seeks high total return by tracking the performance of a different stock market index, as described on the following pages.

                  Because the composition of an index tends to be comparatively stable, index funds historically have shown low portfolio turnover compared to actively managed funds.

                  Like most stock investments, the funds are intended for longer-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND
TICKER SYMBOL: ISLCX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH TOTAL RETURN BY TRACKING THE PERFORMANCE OF THE S&P 500(R) INDEX.

LARGE-CAP STOCKS


Although the 500 companies in the index constitute only about 7% of all the publicly traded companies in the United States, they represent approximately 82% of the total value of the U.S. stock market. (All figures are as of 12/31/04.) For this reason, the index is widely used as a measure of overall U.S. stock market performance.


Because the index weights a stock according to its market capitalization (total market value of all shares outstanding), larger stocks have more influence on the performance of the index than do the index's smaller stocks.
-------------------------------------------------------------------------------

INDEX

THE S&P 500 INDEX includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. Standard & Poor's, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in the index in proportion to its total market value.

STRATEGY


TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does. The portfolio manager does not actively manage the fund's assets using traditional investment analysis. Instead, the portfolio manager uses the index to determine which securities the fund should own.


Like many index funds, the fund may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce a portion of the gap attributable to expenses.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the large-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE-CAP RISK. Although the S&P 500(R) Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--mid- or small-cap stocks, for instance--the fund's performance also will lag those investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

Index ownership--"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The Schwab Institutional Select(R) S&P 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. More complete information may be found in the Statement of Additional Information (see back cover).

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


        (9.20)  (12.05) (22.10) 28.47   10.72

          00      01      02      03      04

BEST QUARTER: 15.36% Q2 2003
WORST QUARTER: (17.22%) Q3 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                       Since
                                                  1 year   5 years   inception
-------------------------------------------------------------------------------
FUND
  Before taxes                                    10.72     (2.42)   0.44 1
  After taxes on distributions                    10.46     (2.81)   0.03 1
  After taxes on distributions
    and sale of shares                             7.30     (2.24)   0.16 1
S&P 500(R) INDEX                                  10.88     (2.30)   0.57 2


1 Inception: 2/1/99.

2 From: 2/1/99.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
---------------------------------------------------------------------------------
Redemption fee*                                                           0.75
Redemption fee**                                                          2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------------------------------------
Management fees                                                           0.18
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.17
                                                                        -------
Total annual operating expenses                                           0.35
Expense reduction                                                        (0.25)
                                                                        -------
NET OPERATING EXPENSES***                                                 0.10
                                                                        =======



* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.



** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.



*** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.10% through 2/27/06.


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


          1 year             3 years             5 years           10 years
---------------------------------------------------------------------------
           $10                 $87                $171                 $419



4 Schwab Institutional Select(R) S&P 500 Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
                                                  10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               8.30        7.00        8.36       11.26       10.74
                                                  -----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.13        0.12        0.12        0.12        0.11
  Net realized and unrealized gains or losses        0.64        1.30       (1.37)      (2.91)       0.52
                                                  -----------------------------------------------------------
  Total income or loss from investment
    operations                                       0.77        1.42       (1.25)      (2.79)       0.63
Less distributions:
  Dividends from net investment income              (0.12)      (0.12)      (0.11)      (0.11)      (0.09)
  Distributions from net realized gains                --          --          --          --       (0.02)
                                                  -----------------------------------------------------------
  Total distributions                               (0.12)      (0.12)      (0.11)      (0.11)      (0.11)
                                                  -----------------------------------------------------------
Net asset value at end of period                     8.95        8.30        7.00        8.36       11.26
                                                  -----------------------------------------------------------
Total return (%)                                     9.36       20.65      (15.18)     (24.95)       5.86

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.15        0.15        0.15        0.15        0.16 1
  Gross operating expenses                           0.35        0.36        0.37        0.37        0.38
  Net investment income                              1.56        1.65        1.38        1.14        1.06
Portfolio turnover rate                                 3           4          12          13           6
Net assets, end of period ($ X 1,000,000)             348         272         203         261         382



1 The ratio of net operating expenses would have been 0.15% if certain non-routine expenses (proxy fees) had not been included.

SCHWAB INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND
TICKER SYMBOL: ISLVX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH TOTAL RETURN BY TRACKING THE PERFORMANCE OF THE S&P 500/BARRA VALUE INDEX.

VALUE INVESTING


Value investing is based on the concept that over time, investors will come to recognize the true worth of undervalued stocks, and their prices will rise. In addition, value investing has the potential for lower volatility, because value stocks, in theory, are already trading at relatively low prices.



THE S&P 500/BARRA VALUE INDEX currently contains 322 stocks representing approximately 50% of the total market value of the S&P 500. The index is rebalanced at least twice a year, with some stocks being dropped from the index and others, newly considered to be value stocks, being added. (All figures as of 12/31/04.)


--------------------------------------------------------------------------------

INDEX

THE S&P 500/BARRA VALUE INDEX includes those stocks from the S&P 500(R) Index that are identified as value stocks. Standard & Poor's and Barra, Inc. determine which stocks are listed in the index, generally choosing those with the highest ratios of book value to market price. Each stock is represented in the index in proportion to its total market value.


STRATEGY


TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does. The portfolio manager does not actively manage the fund's assets using traditional investment analysis. Instead, the portfolio manager uses the index to determine which securities the fund should own.


Like many index funds, the fund may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce a portion of the gap attributable to expenses.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the large-cap value portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE-CAP RISK. Although the S&P 500/Barra Value Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap value stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--mid- or small-cap stocks, for instance--the fund's performance also will lag those investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

Index ownership--"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500" and "S&P 500/Barra Value Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The Schwab Institutional Select(R) Large-Cap Value Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. More complete information may be found in the Statement of Additional Information (see back cover).

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


       5.94   (11.90) (20.69) 31.34   15.40

        00      01      02      03      04

BEST QUARTER: 18.41% Q2 2003
WORST QUARTER: (20.29%) Q3 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                      Since
                                                 1 year   5 years   inception
-----------------------------------------------------------------------------
FUND
  Before taxes                                    15.40     2.33     3.63 1
  After taxes on
    distributions                                 15.10     1.37     2.66 1
  After taxes on
    distributions and sale
    of shares                                     10.33     1.44     2.55 1
S&P 500/BARRA VALUE INDEX                         15.71     2.48     3.83 2


1 Inception: 2/1/99.

2 From: 2/1/99.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
-------------------------------------------------------------------------------
Redemption fee*                                                            0.75
Redemption fee**                                                           2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------------------------
Management fees                                                            0.20
Distribution (12b-1) fees                                                  None
Other expenses                                                             0.24
                                                                        -------
Total annual operating expenses                                            0.44
Expense reduction                                                         (0.19)
                                                                        -------
NET OPERATING EXPENSES***                                                  0.25
                                                                        =======



* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.



** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.



*** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.25% through 2/27/06.


Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


          1 year             3 years             5 years             10 years
-----------------------------------------------------------------------------
           $26                $122                $227                 $536



8 Schwab Institutional Select(R) Large-Cap Value Index Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
                                                  10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               8.66        7.14        8.92       11.44       10.68
                                                  -----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.16        0.15        0.18        0.14        0.15
  Net realized and unrealized gains or losses        1.05        1.55       (1.49)      (2.19)       0.84
                                                  -----------------------------------------------------------
  Total income or loss from investment
    operations                                       1.21        1.70       (1.31)      (2.05)       0.99
Less distributions:
  Dividends from net investment income              (0.15)      (0.18)      (0.15)      (0.15)      (0.11)
  Distributions from net realized gains                --          --       (0.32)      (0.32)      (0.12)
                                                  -----------------------------------------------------------
  Total distributions                               (0.15)      (0.18)      (0.47)      (0.47)      (0.23)
                                                  -----------------------------------------------------------
Net asset value at end of period                     9.72        8.66        7.14        8.92       11.44
                                                  -----------------------------------------------------------
Total return (%)                                    14.12       24.40      (15.65)     (18.53)       9.48

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.25        0.25        0.26 1      0.25        0.26 2
  Gross operating expenses                           0.44        0.45        0.48        0.45        0.51
  Net investment income                              1.80        1.94        1.72        1.47        1.64
Portfolio turnover rate                                11          24          26          47          27
Net assets, end of period ($ X 1,000,000)             108          79          70         128         129


1 The ratio of net operating expenses would have been 0.25% if interest expense had not been included.


2 The ratio of net operating expenses would have been 0.25% if certain non-routine expenses (proxy fees) had not been included.

SCHWAB INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND
TICKER SYMBOL: ISSVX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH TOTAL RETURN BY TRACKING THE PERFORMANCE OF THE S&P SMALLCAP 600/BARRA VALUE INDEX.

VALUE INVESTING

Value investing is based on the concept that over time, investors will come to recognize the true worth of undervalued stocks, and their prices will rise. In addition, value investing has the potential for lower volatility, because value stocks, in theory, are already trading at relatively low prices.


THE S&P SMALLCAP 600/BARRA VALUE INDEX currently contains 359 stocks representing approximately 50% of the total market value of the S&P SmallCap
600. The index is rebalanced at least twice a year, with some stocks being dropped from the index and others, newly considered to be value stocks, being added. (All figures as of 12/31/04.)


--------------------------------------------------------------------------------

INDEX

THE S&P SMALLCAP 600/BARRA VALUE INDEX includes those stocks from the S&P SmallCap 600 Index that are identified as value stocks. Standard & Poor's and Barra, Inc. determine which stocks are listed in the index, generally choosing those with the highest ratios of book value to market price. Each stock is represented in the index in proportion to its total market value.

STRATEGY


TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does. The portfolio manager does not actively manage the fund's assets using traditional investment analysis. Instead, the portfolio manager uses the index to determine which securities the fund should own.


Like many index funds, the fund may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce a portion of the gap attributable to expenses.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the small-cap value portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.


SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Although the S&P SmallCap 600/Barra Value Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of small-cap value stocks. As a result, during a period when these stocks fall behind other types of investments--large-cap stocks, for instance--the fund's performance also will lag these investments.


DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

Index ownership--"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500" and "S&P SmallCap 600/Barra Value Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The Schwab Institutional Select(R) Small-Cap Value Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. More complete information may be found in the Statement of Additional Information (see back cover).

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


      20.86   12.99   (14.32) 39.48   23.34

        00      01      02      03      04

BEST QUARTER: 22.32% Q2 2003
WORST QUARTER: (22.33%) Q3 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04


                                                                          Since
                                                     1 year   5 years   inception
---------------------------------------------------------------------------------
FUND
  Before taxes                                       23.34     15.00    13.31 1
  After taxes on distributions                       21.24     13.19    11.43 1
  After taxes on distributions
    and sale of shares                               16.96     12.12    10.55 1
S&P SMALLCAP 600/BARRA VALUE
  INDEX                                              23.25     15.06    13.38 2


1 Inception: 2/1/99.

2 From: 2/1/99.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
-----------------------------------------------------------------------------
Redemption fee*                                                       0.75
Redemption fee**                                                      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------------------------
Management fees                                                       0.25
Distribution (12b-1) fees                                             None
Other expenses                                                        0.33
                                                                     -------
Total annual operating expenses                                       0.58

Expense reduction                                                    (0.26)
                                                                     -------
NET OPERATING EXPENSES***                                             0.32
                                                                     =======



* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.



** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.



*** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.32% through 2/27/06.


Designed to help you compare expenses, the example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


         1 year              3 years             5 years             10 years
-----------------------------------------------------------------------------
           $33                $160                $298                 $701



12 Schwab Institutional Select(R) Small-Cap Value Index Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
                                                  10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              12.55        9.50       10.82       11.23        9.89
                                                  -----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.16        0.11        0.10        0.09        0.09
  Net realized and unrealized gains or losses        2.18        3.04       (0.32)       0.32        1.74
                                                  -----------------------------------------------------------
  Total income or loss from investment
    operations                                       2.34        3.15       (0.22)       0.41        1.83
Less distributions:
  Dividends from net investment income              (0.11)      (0.10)      (0.10)      (0.08)      (0.09)
  Distributions from net realized gains                --          --       (1.00)      (0.74)      (0.40)
                                                  -----------------------------------------------------------
  Total distributions                               (0.11)      (0.10)      (1.10)      (0.82)      (0.49)
                                                  -----------------------------------------------------------
Net asset value at end of period                    14.78       12.55        9.50       10.82       11.23
                                                  -----------------------------------------------------------
Total return (%)                                    18.76       33.52       (3.32)       4.14       19.42

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.32        0.32        0.33 1      0.32        0.28 2
  Gross operating expenses                           0.58        0.63        0.61        0.61        0.66
  Net investment income                              1.15        0.95        0.81        0.87        0.94
Portfolio turnover rate                                40          36          56          69          71
Net assets, end of period ($ X 1,000,000)              42          36          37          47          39


1 The ratio of net operating expenses would have been 0.32% if interest expense had not been included.


2 The ratio of net operating expenses would have been 0.27% if certain non-routine expenses (proxy fees) had not been included.

                  FUND MANAGEMENT


                  The investment adviser for the Schwab Institutional Select(R) Funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds.(R) The firm manages assets for more than six million shareholder accounts. (All figures on this page are as of 10/31/04.)


                  As the investment adviser, the firm oversees the asset management and administration of the Schwab Institutional Select Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/04, these fees were 0.00% for the Schwab Institutional Select(R) S&P 500 Fund, 0.02% for the Schwab Institutional Select(R) Large-Cap Value Index Fund, and 0.01% for the Schwab Institutional Select(R) Small-Cap Value Index Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.


                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser, is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.



                  LARRY MANO, a director and portfolio manager of the investment adviser, is responsible for the day-to-day management of each of the funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.



                  TOM BROWN, an associate portfolio manager of the investment adviser, is responsible for day-to-day co-management of the Institutional Select S&P 500 Fund. He joined Schwab in 1995, became a trader in 1999, and was named to his current position in 2004.



                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS

                  The following pages tell how to buy, sell and exchange shares in these funds.

                  There is also information on investment minimums, distribution options and taxes.

                  Your investment manager can help you make decisions about your investment and can work with you to answer questions you may have about investing in the funds.

                  If you don't have an investment manager, please call 1-800-435-4000.

BUYING SHARES


Shares of each fund may be purchased through a Schwab account or through broker-dealers, banks, investment professionals or other financial institutions, 401(k) plans or other employee benefit plans (financial intermediaries).



The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, and exchange shares of a fund.



If you are investing through a financial intermediary, including Schwab, the intermediary may impose additional or different conditions a fund on purchases, redemptions or exchanges of fund shares. Some policy differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off time for investment and trading restrictions. For Schwab accounts, the minimum additional investment through an automatic investment plan is $100. Intermediaries may also independently establish and charge their customers transaction fees, account fees and other fees in addition to the fees charged by a fund. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Shareholders who are customers of financial intermediaries should consult their intermediaries for information regarding these conditions and fees. The funds are not responsible for the failure of financial intermediaries to carry out their responsibilities to their customers.



The investment adviser and Schwab or its affiliates may pay certain financial intermediaries for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by the investment adviser and/or Schwab or its affiliates, not by a fund or its shareholders.



16 Investing in the funds

STEP 1


CHOOSE A FUND. Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the initial minimum investment requirements.



MINIMUM INVESTMENT FOR EACH FUND
---------------------------------------------------------------------------------
$75,000


STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                             FEATURES
---------------------------------------------------------------------------------
REINVESTMENT                       All dividend and capital gain distributions are
                                   invested automatically in shares of your fund.

CASH/REINVESTMENT                  You receive payment for dividends, while any
                                   capital gain distributions are invested in
                                   shares of your fund.

CASH You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER USING ANY OF THE METHODS DESCRIBED ON THE FOLLOWING PAGE. Make checks payable to Charles Schwab & Co., Inc. Orders placed in-person or through a telephone representative may be subject to a service fee, payable to Schwab.

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name.

- Your account number (for SchwabLink(R) transactions, investment managers must include the master account and subaccount numbers).

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares via fax, be sure to include the signature of at least one of the persons who is authorized to trade (either an account holder or authorized investment manager).

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A FUND.

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- Each fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. A shareholder may incur transaction expenses in converting these securities to cash.


- As indicated in each fund's fee table, each fund charges a redemption fee, which is discussed in more detail under "Redemption Fees" under the "Transaction policies" section of this prospectus.


- Exchange orders are limited to SchwabFunds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING ORDERS

If you are investing through an investment manager, contact your manager directly or the Schwab Signature Services Alliance team at 1-800-515-2157. If you do not have an investment manager, call 1-800-435-4000 for instructions or go to www.schwab.com. 1 (1-800-345-2550 for TDD users.)

You are automatically entitled to initiate transactions by telephone, and, for the S&P 500 Fund, by the Internet. The funds and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.

1 Orders placed in-person or through a telephone representative may be subject to a service fee, payable to Schwab.


18 Investing in the funds

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order no later than the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.


If you place an order through a financial intermediary, please consult with that intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your financial intermediary. However, some intermediaries may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some financial intermediaries may require that they receive your orders prior to a specified cut-off time.



In valuing their securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees as discussed in more detail under "Fair value pricing" in this "Transaction policies" section.



THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED IN THE ADJACENT COLUMN.


POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.


Each fund's Board of Trustees has adopted polices and procedures that are designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring; redemption fees; and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods (other than redemption fees) are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.


TRADE ACTIVITY MONITORING. Each fund, through its service providers, maintain trade activity monitoring procedures with respect to the purchase,

--------------------------------------------------------------------------------
THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the fund as a result of selling or exchanging your shares.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.


- To withdraw or suspend any part of the offering made by this prospectus.

--------------------------------------------------------------------------------
sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether the activity may constitute market timing that is detrimental to the fund.



If, as a result of this trade activity monitoring, a fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. Each fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of a fund's market timing polices are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.



Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by broker/dealers and other financial intermediaries. Omnibus accounts allow financial intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to a fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the funds' market timing policies. As a result, a fund cannot assure that its policies will be enforced with regard to fund shares held through such omnibus arrangements. While each fund may monitor share turnover at the omnibus account level, a fund's ability to monitor and detect market timing by shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.



REDEMPTION FEES. Each fund may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days of the purchase date. The funds impose the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. Each fund charges a redemption fee of 0.75% on shares sold or exchanged 180 days or less after purchasing them, for shares purchased through 4/29/05. After 4/29/05, each fund will charge a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than the specified number of days. Each fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund retains the redemption fees for the benefit of the remaining shareholders.



20 Investing in the funds

Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a fund or may be unwilling to collect the fees. As such, a fund may not be able to collect redemption fees through these intermediaries. Each fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.



Each fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions initiated to pay asset-based fees charged to customers of certain fee-based or wrap programs; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. Each fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.



FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.



By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seek to ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.



Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the funds as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The funds expect that a portion of each fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the amount of the distribution is subtracted from the share price.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult with your tax advisor about the tax implications of your investment in a fund. You can also visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long-term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Shareholders also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


22 Investing in the funds

NOTES

SCHWAB INSTITUTIONAL SELECT(R) FUNDS

PROSPECTUS
February 28, 2005

                                                           [CHARLES SCHWAB LOGO]

TO LEARN MORE


This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:


ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

For a free copy of any of these documents or to request other information or ask questions about the funds, call SchwabFunds(R) at 1-800-435-4000. In addition, you may visit SchwabFunds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (HTTP://WWW.SEC.GOV). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.
SEC FILE NUMBERS

Schwab Institutional Select(R) Funds      811-7704

REG13643FLD-10

                       STATEMENT OF ADDITIONAL INFORMATION

                           SCHWAB CORE EQUITY FUND(TM)

                          SCHWAB HEDGED EQUITY FUND(TM)


                       SCHWAB FINANCIAL SERVICES FUND(TM)
                           SCHWAB HEALTH CARE FUND(TM)
                           SCHWAB TECHNOLOGY FUND(TM)


                            SCHWAB EQUITY INDEX FUNDS

                            SCHWAB S&P 500 INDEX FUND


                            SCHWAB 1000 INDEX(R) FUND

                         SCHWAB SMALL-CAP INDEX FUND(R)
                     SCHWAB TOTAL STOCK MARKET INDEX FUND(R)
                       SCHWAB INTERNATIONAL INDEX FUND(R)


                        SCHWAB SMALL-CAP EQUITY FUND(TM)

                         SCHWAB DIVIDEND EQUITY FUND(TM)

                        SCHWAB MARKETTRACK PORTFOLIOS(R)
                              ALL EQUITY PORTFOLIO
                                GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                             CONSERVATIVE PORTFOLIO

                      SCHWAB INSTITUTIONAL SELECT(R) FUNDS

                   SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND
            SCHWAB INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND SCHWAB INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND


                         SCHWAB PREMIER EQUITY FUND(TM)

                                FEBRUARY 28, 2005


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with each fund's prospectus. To obtain a free copy of any of the prospectuses, please contact Schwab Funds(R) at 1-800-435-4000 or write to the funds at P.O. Box 3812, Englewood, CO 80155-3812. For TDD service call 1-800-345-2550. The prospectuses also may be available on the Internet at: http://www.schwab.com/schwabfunds.



Each fund, except for the Schwab 1000 Index Fund, is a series of Schwab Capital Trust (a trust) and the Schwab 1000 Index Fund is a series of Schwab Investments (a trust), (collectively referred to as the "trusts"). The funds are part of the Schwab complex of funds ("Schwab Funds").


The funds' audited financial statements from the funds' annual reports for the fiscal year ended October 31, 2004, are incorporated by reference into this SAI. A copy of a fund's 2004 annual report is delivered with the SAI.


For the Schwab Equity Index Funds, which each include a summary portfolio schedule in its shareholder report, each of the fund's 2004 annual full portfolio schedule from Form N-CSR is a separate document delivered with the SAI and is incorporated by reference into this SAI.


                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS                      2
MANAGEMENT OF THE FUNDS                                                      41
DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES                            56
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                          63
INVESTMENT ADVISORY AND OTHER SERVICES                                       65
BROKERAGE ALLOCATION AND OTHER PRACTICES                                     74
DESCRIPTION OF THE TRUST                                                     81
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER

DOCUMENTS AND PRICING OF SHARES                                              82
TAXATION                                                                     85

            INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES


The SCHWAB FINANCIAL SERVICES FUND(TM), SCHWAB HEALTH CARE FUND(TM), and SCHWAB TECHNOLOGY FUND(TM) each seek long-term capital growth.



The SCHWAB S&P 500 INDEX FUND seeks to track the price and dividend performance (total return) of stocks of U. S. companies, as represented by Standard & Poor's 500 Composite Stock Price Index (the S&P 500(R)).



The SCHWAB 1000 INDEX(R) FUND seeks to match the total return of the Schwab 1000 Index(R), an index created to represent performance of publicly traded equity securities of the 1,000 largest U.S. companies.


The SCHWAB SMALL-CAP INDEX FUND(R) seeks to track the performance of a benchmark index that measures total return of small capitalization U.S. stocks.

The SCHWAB TOTAL STOCK MARKET INDEX FUND(R) seeks to track the total return of the entire U.S. stock market.

The SCHWAB INTERNATIONAL INDEX FUND(R) seeks to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States.


The SCHWAB S&P 500 INDEX FUND, SCHWAB 1000 INDEX FUND, SCHWAB SMALL-CAP INDEX FUND, SCHWAB TOTAL STOCK MARKET INDEX FUND, and SCHWAB INTERNATIONAL INDEX FUND are collectively referred to as the "EQUITY INDEX FUNDS."



The SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND, SCHWAB INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND, and SCHWAB INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND (collectively, the "SCHWAB INSTITUTIONAL SELECT FUNDS") each seek high total return.


The SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO(TM) seeks high capital growth over the long term.

The SCHWAB MARKETTRACK GROWTH PORTFOLIO(TM) seeks high capital growth with less volatility than an all stock portfolio.

The SCHWAB MARKETTRACK BALANCED PORTFOLIO(TM) seeks maximum total return, including both capital growth and income.

The SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(TM) seeks income and more growth potential than an all bond fund.

The SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO, GROWTH PORTFOLIO, BALANCED PORTFOLIO, and CONSERVATIVE PORTFOLIO are referred to collectively as the "MARKETTRACK PORTFOLIOS(R)."

The SCHWAB CORE EQUITY FUND(TM) seeks long-term capital growth.

The SCHWAB SMALL-CAP EQUITY FUND(TM) seeks long-term capital growth.

The SCHWAB HEDGED EQUITY FUND(TM) seeks long-term capital appreciation over market cycles with lower volatility than the broad equity market.

The SCHWAB DIVIDEND EQUITY FUND(TM) seeks current income and capital appreciation.

The SCHWAB PREMIER EQUITY FUND(TM) seeks long-term capital growth.

The investment objective for each fund may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund. There is no guarantee a fund will achieve its objective.

                              INVESTMENT STRATEGIES

The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. Not all investment securities or techniques discussed below are eligible investments for each fund.


THE SCHWAB FINANCIAL SERVICES FUND(TM) will, under normal circumstances, invest at least 80% of its net assets in equity securities issued by companies in the financial services sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include, for example, commercial banks, savings and loan associations, insurance companies, brokerage companies, asset management firms, real estate investment trusts and financial services firms.


The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking were revised to permit a greater level of affiliation between financial services companies.

Rule 12d3-1 under the Investment Company Act of 1940 (the "1940 Act") limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. A fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the fund's total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the fund owning more than 5% of the issuer's outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

THE SCHWAB HEALTH CARE FUND(TM) will, under normal circumstances, invest at least 80% of its net assets in equity securities issued by companies in the health care sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include, for example, companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine, biotechnology and drug companies, health care facilities operators, medical product manufacturers and suppliers, medical services firms and medical providers.



THE SCHWAB TECHNOLOGY FUND(TM) will, under normal circumstances, invest at least 80% of its net assets in equity securities issued by companies in the technology sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include, for example, companies that develop, produce, or distribute products or services in the electronic equipment, semiconductor, computer hardware and software, office equipment, Internet and defense and aerospace industries.


SCHWAB EQUITY INDEX FUNDS:


THE SCHWAB S&P 500 INDEX FUND will, under normal circumstances, invest at least 80% of its net assets in securities included in the S&P 500. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.



The S&P 500 is, generally, representative of the performance of the U.S. stock market. The index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the index are among the largest, it also includes some relatively small companies. Those companies, however, generally are established companies within their industry group. Standard & Poor's (S&P) identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks with each group to the S&P 500. There are four major industry sectors within the index: industrials, utilities, financials and transportation. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.



The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Schwab S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Schwab S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Schwab S&P 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Schwab S&P 500 Index Fund. S&P has no obligation to take the needs of the Schwab S&P 500 Index Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of Schwab S&P 500 Index Fund shares or in the determination or calculation of the equation by which the Schwab S&P 500 Index Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Schwab S&P 500 Index Fund's shares.



S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Schwab S&P 500 Index Fund, its shareholders or any other person or entity from the use of the S&P 500(R) Index or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


THE SCHWAB 1000 INDEX(R) FUND will, under normal circumstances, invest at least 80% of its net assets in securities included in the Schwab 1000 Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.


To be included in the Schwab 1000 Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) or real estate investment trust incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the New York Stock Exchange (NYSE), American Stock Exchange
(AMEX) or the NASDAQ/NMS and (3) its market value must place it among the top 1,000 such companies as measured by market capitalization (share price times the number of shares outstanding). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.


As of October 31, 2004, the aggregate market capitalization of the stocks included in the Schwab 1000 Index was approximately $12 trillion. This represents approximately 87% of the total market value of all publicly traded U.S. companies, as represented by the Dow Jones Wilshire 5000 Composite Index.


THE SCHWAB SMALL-CAP INDEX FUND(R) will, under normal circumstances, invest at least 80% of its net assets in securities included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

The Schwab Small-Cap Index Fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab Small-Cap Index(R) (Small-Cap Index). The Schwab Small-Cap Index was created to represent the performance of equity securities of the second 1,000 largest U.S. companies, ranked by market capitalization (share price times the number of shares outstanding).

To be included in the Schwab Small-Cap Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) or a real estate investment trust incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the NYSE, AMEX or the NASDAQ/NMS and (3) its market value must place it among the second-largest 1,000 such companies as measured by market capitalization (i.e., from the company with a rank of 1,001 through the company with a rank of 2,000). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

THE SCHWAB TOTAL STOCK MARKET INDEX FUND(R) will, under normal circumstances, invest at least 80% of its net assets in securities included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.


In pursuing its objective, the fund uses the Dow Jones Wilshire 5000 Composite Index to measure the total return of the U.S. stock market. The Dow Jones Wilshire 5000 Composite Index is representative of the performance of the entire U.S. stock market. The index measures the performance of all U.S. headquartered equity securities with readily available pricing data. It is a market-value weighted index consisting of approximately 5,012 stocks as of October 31, 2004. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.



"Dow Jones," "Wilshire," "The Dow Jones Wilshire 5000(SM)" and "The Dow Jones Wilshire 5000 Composite Index(SM)" are service marks of Dow Jones & Company, Inc. and Wilshire Associates Incorporated and have been licensed for use for certain purposes by Charles Schwab & Co. Inc. The Schwab Total Stock Market Index Fund(R) based on The Dow Jones Wilshire 5000 Composite Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones or Wilshire and neither Dow Jones nor Wilshire makes any representation regarding the advisability of investing in such product.


Because it would be too expensive to buy all of the stocks included in the index, the investment adviser may use statistical sampling techniques in an attempt to replicate the total return of the U.S. stock market using a smaller number of securities. These techniques use a smaller number of index securities than that included in the index, which, when taken together, are expected to perform similarly to the index. These techniques are based on a variety of factors, including capitalization, dividend yield, price/earnings ratio, and industry factors.

THE SCHWAB INTERNATIONAL INDEX FUND(R) will, under normal circumstances, invest at least 80% of its net assets in stocks included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

The Schwab International Index Fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab International Index(R) (International Index). The International Index was created to represent the performance of common stocks and other equity securities issued by large publicly traded companies from countries around the world with major developed securities markets, excluding the United States.


To be included in the International Index the securities must be issued by an operating company (i.e., not an investment company) whose principal trading market is in a country with a major developed securities market outside the United States. In addition, 350 of the largest companies are selected based on the market value of the company's outstanding securities as measured by free-float adjusted market capitalization (share price times the number of shares available for purchase by international investors). The free-float available for purchase by international investors generally excludes shares held by strategic investors (such as governments, corporations, controlling shareholders and management) and shares subject to foreign ownership restrictions. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index. By tracking the largest companies in developed markets, the index represents the performance of what some analysts deem the "blue chips" of international markets. The index also is designed to provide a broad representation of the international market, by limiting investments by country to no more than 35% of the total market capitalization of the index. The International Index was first made available to the public on July 29, 1993.



The Schwab 1000 Index(R), Small-Cap Index and International Index were developed and are maintained by Schwab. Schwab receives no compensation from the funds for maintaining these indices. Schwab reviews and, as necessary, revises the lists of companies whose securities are included in the Schwab 1000 Index, the Small-Cap Index and the International Index usually annually. Companies known by Schwab to meet or no longer meet the inclusion criteria may be added or deleted as appropriate. Schwab also will modify each index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tenders, mergers, stock swaps, spin-offs or bankruptcy filings made because of a company's inability to continue operating as a going concern).



Schwab may change the Schwab 1000 Index and the Small-Cap Index inclusion criteria if it determines that doing so would cause the Schwab 1000 Index and the Small-Cap Index to be more representative of the domestic equity market. Schwab also may change the International Index inclusion criteria if it determines that doing so would cause the International Index to be more representative of the large, publicly traded international company equity market. In the future, the Board of Trustees, may take necessary and timely action to change the benchmark index for the Schwab Small-Cap Index Fund(R), including selecting a new one, should it decide that such changes would better enable the fund to seek its objective of tracking the small-cap U.S. stock sector and taking such action would be in the best interest of the fund's shareholders. The Board of Trustees also may take necessary and timely action to change the benchmark index for the Schwab International Index Fund(R), including selecting a new one, should it decide that such changes would better enable the fund to seek its objective of tracking the international stock sector and taking such action would be in the best interest of the fund's shareholders. The Board of Trustees may select another index for the Schwab 1000 Index(R) Fund, subject to shareholder approval, should it decide that taking such action would be in the best interest of the fund's shareholders.


A particular stock's weighting in the Small-Cap Index or the Schwab 1000 Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding), divided by the total market capitalization of its index.

A particular stock's weighting in the International Index is based on its relative free-float adjusted market value, divided by the total free-float adjusted market capitalization of the index.

SCHWAB INSTITUTIONAL SELECT(R) FUNDS:

THE SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND intends to achieve its objective by tracking the performance of the S&P 500(R) Index. It is the Schwab Institutional Select S&P 500 Fund's policy that under normal circumstances it will invest at least 80% of its net assets in securities included in the benchmark. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.


The S&P 500 Index is, generally, representative of the performance of the U.S. stock market. The index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the index are among the largest, it also includes some relatively small companies. Those companies, however, generally are established companies within their industry group. Standard & Poor's (S&P) identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks within each group to the S&P 500. There are four major industry sectors within the index: industrials, utilities, financials and transportation. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.


THE SCHWAB INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND intends to achieve its objective by tracking the performance of the S&P 500/Barra Value Index. It is the Schwab Institutional Select Large-Cap Value Index Fund's policy that under normal circumstances it will invest at least 80% of its net assets in securities included in the benchmark. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.


The S&P 500/Barra Value Index is a widely recognized index comprised of 322 large-cap value common stocks selected by Barra, Inc. and Standard & Poor's, as of December 31, 2004. The total value of the index (as measured by the combined market capitalization of the companies included in the index) is approximately one-half of the total value of the S&P 500 Index. The securities of the companies with the highest book-to-price ratios may be included in the index. Barra, Inc. and Standard & Poor's rebalance the index at least semi-annually. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.


THE SCHWAB INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND intends to achieve its objective by tracking the performance of the S&P SmallCap 600/Barra Value Index. It is the Schwab Institutional Select Small-Cap Value Index Fund's policy that under normal circumstances it will invest at least 80% of its net assets in securities included in the benchmark. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.


The S&P SmallCap 600/Barra Value Index is a widely recognized index comprised of 359 small-cap value common stocks selected by Barra, Inc. and Standard & Poor's, as of December 31, 2004. The total value of the index (as measured by the combined market capitalization of the companies included in the index) is approximately one-half of the total value of the S&P SmallCap 600 Index. The securities of companies with the highest book-to-price ratios may be included in the index. Barra, Inc. and Standard & Poor's rebalance the index at least semi-annually. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.


The Schwab Institutional Select S&P 500, Schwab Institutional Select Large-Cap Value Index, and Schwab Institutional Select Small-Cap Value Index Funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the S&P 500 Index, the S&P 500/Barra Value Index or the S&P SmallCap 600/Barra Value Index to track general stock market performance. S&P's only relationship to the funds is the licensing of certain trademarks and trade names of S&P and of the S&P Indexes, which are determined, composed and calculated by S&P without regard to the Schwab Institutional Select Funds. S&P has no obligation to take the needs of the Schwab Institutional Select Funds or their shareholders into consideration in determining, composing or calculating the S&P Indexes. S&P is not responsible for and has not participated in the determination of the prices and amounts of the funds' shares or in the determination or calculation of the equation by which the funds' shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the funds' shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index, the S&P 500/Barra Value Index or the S&P SmallCap 600/Barra Value Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the funds, their shareholders or any other person or entity from the use of the S&P Indexes or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P Indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

SCHWAB MARKETTRACK PORTFOLIOS(R):


Each MarketTrack Portfolio seeks to maintain a defined mix of asset classes over time, and each invests mainly in a combination of other Schwab Funds(R), which are managed using indexing strategies. The MarketTrack Portfolios may invest in various types of underlying funds, which are summarized below. Not all underlying funds discussed below are eligible investments for each MarketTrack Portfolio. Each MarketTrack Portfolio also may invest in securities other than shares of Schwab Funds, such as stocks, bonds and money market securities, and engage in certain investment techniques. These investments and the risks normally associated with these investments are discussed below.



MUTUAL FUNDS (open-end mutual funds) are registered investment companies, which issue and redeem their shares on a continuous basis. CLOSED-END FUNDS are registered investment companies that offer a fixed number of shares and are usually listed on an exchange. These funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. These funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in these funds generally reflect the risks of the securities in which these funds invest and the investment techniques they may employ. Also, these funds charge fees and incur operating expenses. Each portfolio will normally invest at least 50% of their assets in other Schwab Funds(R), which are registered open-end investment companies.



STOCK FUNDS typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus on a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus on a specific industry or group of industries. The greater a fund's investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. The Schwab Funds(R) stock funds that the portfolios may currently invest in are the Schwab Institutional Select S&P 500 Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund(R), and Schwab International Index Fund(R). A stock fund's other investments and use of investment techniques also will affect its performance and portfolio value. While it is the MarketTrack All Equity Portfolio's target allocation to invest 100% in stock investments, it is the portfolio's policy that, under normal circumstances, it will invest at least 80% of its net assets in stock investments. The portfolio will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.


SMALL-CAP STOCK FUNDS typically seek capital growth and invest primarily in equity securities of companies with smaller market capitalizations. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors. The Schwab Funds(R) small-cap stock fund that the portfolios may currently invest in is the Schwab Small-Cap Index Fund(R). For a more detailed discussion of the risks of small-cap stocks, please refer to "Small-Cap Stocks" later in the document.



INTERNATIONAL STOCK FUNDS typically seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts. The Schwab Funds international stock fund that the portfolios may currently invest in is the Schwab International Index Fund(R). For a more detailed discussion of the risks of international stock, please refer to "Foreign Securities" later in the document.



BOND FUNDS typically seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yielding debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities are depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all. The Schwab Funds(R) bond fund that the portfolios may currently invest in is the Schwab Total Bond Market Fund(TM). For a more detailed discussion of the risks of bonds, please refer to "Debt Securities" later in the document.



MONEY MARKET FUNDS typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker's acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when issued basis. The Schwab Funds money market fund that the portfolios may currently invest in is the Schwab Value Advantage Money Fund(R). For a more detailed discussion of the risks of money market securities, please refer to "Money Market Securities" later in the document.


SCHWAB CORE EQUITY FUND(TM):

The Core Equity Fund will, under normal circumstances, invest at least 80% of its net assets in equity securities of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

SCHWAB SMALL-CAP EQUITY FUND(TM):

The Small-Cap Equity Fund will, under normal circumstances, invest at least 80% of its net assets in small-cap equity securities. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The fund typically invests in small-cap stocks that are included in the S&P SmallCap 600 Index or that have market capitalizations of $100 million to $1.5 billion at the time the stock is purchased.

SCHWAB HEDGED EQUITY FUND(TM):

The Hedged Equity Fund will, under normal circumstances, invest at least 80% of its net assets in equity securities, primarily common stocks. The fund will notify shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

SCHWAB DIVIDEND EQUITY FUND(TM):

The Dividend Equity Fund will, under normal circumstances, invest at least 80% of its net assets in dividend paying common and preferred stocks. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. Dividend paying stocks are those stocks that historically have paid, or the manager anticipates will pay, a dividend.

SCHWAB PREMIER EQUITY FUND(TM):

The Premier Equity Fund will, under normal circumstances, invest at least 80% of its net assets in common stocks. The fund will notify shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

                       INVESTMENTS, RISKS AND LIMITATIONS


The different types of investments that the funds (or, in the case of the MarketTrack Portfolios, an underlying fund) typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Although, all of a MarketTrack Portfolio's underlying funds various types of investments and investment techniques are not currently known. Each MarketTrack Portfolio also may invest in securities other than shares of Schwab Funds, such as stocks, bonds and money market securities, and engage in certain investment techniques, which are outlined below. For purposes of the descriptions below, references to "a fund" or "the funds" include each portfolio of the MarketTrack Portfolios, unless otherwise noted.


Not all securities or techniques discussed below are eligible investments for each fund. A fund will make investments that are intended to help achieve its investment objective.

ASSET-BACKED SECURITIES are securities that are backed by the loans or accounts receivable of an entity, such as a bank or credit card company. These securities are obligations that the issuer intends to repay using the assets backing them (once collected). Therefore, repayment may depend largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Sometimes the credit support for asset-backed securities is limited to the underlying assets, but, in other cases, may be provided by a third party via a letter of credit or insurance guarantee.

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BORROWING. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. In addition, the Hedged Equity Fund may borrow for investment purposes. A fund's borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of a fund's shares and in its portfolio yield. A fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC). If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.

A fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force the fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. In addition, the Hedged Equity Fund may establish lines with certain banks by which it may borrow funds for investment purposes, such as the purchase of securities. Each fund will pay fees to the banks for using its lines.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.


CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Schwab Financial Services Fund(TM), Schwab Health Care Fund(TM) and Schwab Technology Fund(TM) will, under normal conditions, invest 25% or more of its total assets in the industry or group of industries representing its sector. Each of the Equity Index and Institutional Select(R) Funds will not concentrate its investments, unless its index is so concentrated. Each of the MarketTrack Portfolios will not concentrate its investments in a particular industry or group of industries unless its underlying fund investments are so concentrated. The Core Equity and Hedged Equity Funds will not concentrate investments in a particular industry or group of industries, unless the S&P 500 Index is so concentrated. The Dividend Equity Fund and Premier Equity Fund will not concentrate investments in a particular industry or group of industries.

The Small-Cap Equity Fund will not concentrate its investments in a particular industry or group of industries, unless the S&P SmallCap 600 Index is so concentrated.

CREDIT AND LIQUIDITY supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund, and affect its share price.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds." The market for these securities has historically been less liquid than for investment-grade securities.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

Depositary Receipts also include securities issued by a trust representing an undivided beneficial ownership interest in the assets of the trust, usually common stocks of a group of companies. The trust generally holds the deposited common stocks for the benefit of the holders of the depositary receipts. Issuers generally are not registered as investment companies under the 1940 Act. The trustee of a trust is typically limited to performing only administrative and ministerial duties, for which it is paid out of trust assets. The risks of investing in depositary receipts generally reflect the risks of the securities held in the trust. The acquisition and disposal of some depositary receipts is limited to round-lots or round-lot multiples. Depositary receipts may trade in the secondary market at prices lower than the aggregate value of the corresponding underlying securities. In such cases, some depositary receipts enable the holders to realize the underlying value of the securities by canceling the receipt and receiving a corresponding amount of underlying securities, which requires the payment of fees and expenses.


DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each of the Schwab Financial Services Fund(TM), Schwab Health Care Fund(TM) and Schwab Technology Fund(TM) are non-diversified mutual funds, which means that a relatively high percentage of assets of the funds may be invested in the obligations of a limited number of issuers. The value of shares of these funds may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. Each of the Schwab Financial Services Fund, Schwab Health Care Fund and Schwab Technology Fund's intends to diversify its investments to the extent required to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Equity Index Funds, Institutional Select(R) Funds, MarketTrack Portfolios, Core Equity Fund, Hedged Equity Fund, Dividend Equity Fund, Premier Equity Fund and Small-Cap Equity Fund are diversified mutual funds.


EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, EDRs, and interests in real estate investment trusts, (for more information on real estate investment trusts, "REITs", see section entitled "Real Estate Investments Trusts").

Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer's earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.

Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate and have lower ratings from ratings organizations than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund's ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer's creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

Initial Public Offering. The funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A fund's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.


EXCHANGE TRADED FUNDS ("ETFs") are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts ("UITs"). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.


FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations, or because they are traded principally overseas. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.

The underlying funds in which the MarketTrack Portfolios may invest also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, an underlying fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the underlying fund expects to purchase). Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of an underlying fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the underlying funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the underlying fund's holdings of securities denominated in a particular currency and forward contracts into which the underlying fund enters. Such imperfect correlation may cause an underlying fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. Losses to an underlying fund will affect the performance of its corresponding MarketTrack Portfolio.

FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission
(CFTC) licenses and regulates on foreign exchanges.

A fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow a fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. With respect to the Schwab Total Stock Market Index Fund(R) and Schwab Small-Cap Index Fund(R), because there is not currently available any futures contract tied directly to either the total return of the U.S. stock market or these funds' indices, there is no guarantee that this strategy will be successful. A fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into a futures contract for these or other reasons.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuates. This process is known as "marking-to-market." The margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. A fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws. Underlying funds in which the MarketTrack Portfolios invest may have the same or different arrangements.

While a fund may purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e., brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery of, and incur extra transaction costs buying or selling the underlying securities. A fund seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.


INDEXING STRATEGIES involve tracking the securities represented in, and therefore, performance of an index. Each Equity Index Fund and Institutional Select(R) Fund (the "index funds") normally will invest primarily in the securities of its index. Moreover, each of these index funds invest so that its portfolio performs similarly to that of its index. Each of these index funds tries to generally match its holdings in a particular security to its weight in the index. Each index fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of 1.0 is unlikely as the index funds incur operating and trading expenses unlike their indices. An index fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the Board of Trustees will consider alternative arrangements for an index fund. Certain of the Equity Index and Institutional Select Funds serve as underlying funds for the MarketTrack Portfolios.



INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex. All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds(R).


MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

A fund must keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities.

MORTGAGE-BACKED SECURITIES represent an interest in an underlying pool of mortgages. Issuers of these securities include agencies and instrumentalities of the U.S. government, such as Freddie Mac and Fannie Mae, and private entities, such as banks. The income paid on mortgage-backed securities depends upon the income received from the underlying pool of mortgages. Mortgage-backed securities include collateralized mortgage obligations, mortgage-backed bonds and stripped mortgage-backed securities. These securities are subject to interest rate risk, like other debt securities, in addition to prepayment and extension risk. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of mortgage-backed securities. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for mortgage-backed securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for mortgage-backed securities purchased at a discount. The MarketTrack Portfolios may purchase mortgage-related securities at a premium or at a discount. When interest rates rise, extension risk increases and may affect the value of a MarketTrack Portfolio. Principal and interest payments on the mortgage-related securities are guaranteed by the government however, such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a MarketTrack Portfolio's shares.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by a fund will be covered, which means that the fund will own the securities subject to the option so long as the option is outstanding.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options a fund writes will be covered, which means that the fund will earmark or segregate cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

An exchange traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements a fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund's portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund would sell a security in exchange for cash and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. If a fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements. For example, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

SECURITIES OF OTHER INVESTMENT COMPANIES. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis, (2) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange, and (3) unit investment trusts that generally offer a fixed number of redeemable shares. Certain open-end funds and unit investment trusts are traded on exchanges.

Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.

The funds may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. The funds intend to vote any investment company proxies in accordance with instructions received, or in the same proportion as the vote of all other shareholders. A fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Under the terms of the exemptive order, each fund and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is assumed to control that company. This limitation is measured at the time the investment is made.

SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. "Uncovered" short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, the fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.

A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. If a fund sells securities short "against the box," it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.

SMALL-CAP STOCKS include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund's positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.

STOCK SUBSTITUTION STRATEGY is a strategy, whereby each Equity Index Fund and Institutional Select(R) Fund may, in certain circumstances, substitute a similar stock for a security in its index.

SWAP AGREEMENTS can be structured to increase or decrease a fund's exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.

Swap agreements are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. In addition, the funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. A fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

For purposes of applying a fund's investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the funds at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.


TEMPORARY DEFENSIVE INVESTMENTS. During unusual economic or market conditions or for temporary defensive or liquidity purposes, the Schwab Core Equity Fund(TM), Schwab Dividend Equity Fund(TM), Schwab Hedged Equity Fund(TM), Schwab Small-Cap Equity Fund(TM), Schwab Premier Equity Fund(TM) and the Schwab Financial Services Fund(TM), Schwab Health Care Fund(TM) and Schwab Technology Fund(TM) may invest up to 100% of their assets in cash, money market instruments, repurchase agreements and other short-term obligations.


U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

                             INVESTMENT LIMITATIONS


SCHWAB FINANCIAL SERVICES FUND(TM), SCHWAB HEALTH CARE FUND(TM) AND SCHWAB TECHNOLOGY FUND(TM):


The following investment limitations may be changed only by vote of a majority of each fund's outstanding voting shares.

(1) Each fund will concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. The Schwab Financial Fund will concentrate its investments in securities of companies in the financial services sector. The Schwab Health Care Fund will concentrate its investments in securities of companies in the health care sector. The Schwab Technology Fund will concentrate its investments in securities of companies in the technology sector.

(2) Each fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Each fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Each fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Each fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Each fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING INVESTMENT POLICIES AND RESTRICTIONS ARE NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

Each fund may not:

(1)   Invest more than 15% of its net assets in illiquid securities.

(2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations

      (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(4) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(5) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (1) purchase securities of companies that deal in real estate or interests therein (including REITs), (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (3) purchase securities of companies that deal in precious metals or interests therein.

(6) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

SCHWAB EQUITY INDEX FUNDS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING VOTING SHARES.


EACH OF THE SCHWAB S&P 500 INDEX FUND, SCHWAB 1000 INDEX(R) FUND, SCHWAB SMALL-CAP INDEX FUND(R), AND SCHWAB INTERNATIONAL INDEX FUND(R) MAY NOT:


(1) Borrow money, except to the extent permitted under the Investment Company 1940 Act (the "1940 Act"), the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


IN ADDITION, EACH OF THE SCHWAB S&P 500 INDEX FUND, SCHWAB SMALL-CAP INDEX FUND(R) AND SCHWAB INTERNATIONAL INDEX FUND(R) MAY NOT:


(1) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.


IN ADDITION, THE SCHWAB 1000 INDEX(R) FUND MAY NOT:


(1) Purchase securities of other investment companies, except as permitted by the 1940 Act.

THE SCHWAB TOTAL STOCK MARKET INDEX FUND(R) MAY NOT:

(1) Purchase securities of any issuer, except as consistent with the maintenance of its status as a diversified company under the 1940 Act.

(2) Concentrate investments in a particular industry or group of industries, except as permitted under the 1940 Act, or the rules or regulations thereunder.

(3) (i) Purchase or sell commodities, commodities contracts, futures or real estate, (ii) lend or borrow money, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(4) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).

(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(7)   Invest more than 15% of its net assets in illiquid securities.

IN ADDITION, THE SCHWAB SMALL-CAP INDEX FUND(R)

(1) Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab Small-Cap Index.

IN ADDITION, THE SCHWAB INTERNATIONAL INDEX FUND(R)

(1) Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab International Index.

IN ADDITION, THE SCHWAB TOTAL STOCK MARKET INDEX FUND(R) MAY NOT:

(1) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

SCHWAB INSTITUTIONAL SELECT(R) FUNDS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING VOTING SHARES:

EACH OF THE SCHWAB INSTITUTIONAL SELECT S&P 500 FUND, SCHWAB INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND AND SCHWAB INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND MAY NOT:

(1) Purchase securities of any issuer, except as consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940 (the "1940 Act").

(2) Concentrate investments in a particular industry or group of industries, except as permitted under the 1940 Act, or the rules or regulations thereunder.

(3) (i) Purchase or sell commodities, commodities contracts, futures contracts or real estate, (ii) lend or borrow money, (iii) issue senior securities,
      (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

(1)   Invest more than 15% of its net assets in illiquid securities.

(2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(4) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(5) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(6) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

SCHWAB MARKETTRACK PORTFOLIOS(R)

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH PORTFOLIO'S OUTSTANDING VOTING SHARES.

THE ALL EQUITY PORTFOLIO MAY NOT:

(1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940 (the "1940 Act").

(2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

(3)   (i) Purchase or sell commodities, commodities contracts or real estate,
      (ii) lend or borrow money, (iii) issue senior securities, (iv) underwrite securities, or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

EACH OF THE GROWTH PORTFOLIO, BALANCED PORTFOLIO AND CONSERVATIVE PORTFOLIO MAY
NOT:

(1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

(5) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(8) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH PORTFOLIO MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts and options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3) Borrow money except that the portfolio may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(4) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

(6)   Invest more than 15% of its net assets in illiquid securities.

(7) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the portfolio may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

IN ADDITION, THE ALL EQUITY PORTFOLIO MAY NOT:

(1) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

SCHWAB CORE EQUITY FUND(TM)

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:

(1) The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE FUND MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3)   Invest more than 15% of its net assets in illiquid securities.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P 500(R) is also so concentrated).

(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(8) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

SCHWAB SMALL-CAP EQUITY FUND(TM)

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:

(1) The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE FUND MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3)   Invest more than 15% of its net assets in illiquid securities.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P SmallCap 600(R) is also so concentrated).

(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(8) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

SCHWAB HEDGED EQUITY FUND(TM)

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:

(1) The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE FUND MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3)   Invest more than 15% of its net assets in illiquid securities.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P 500(R) is also so concentrated).

(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(8) Borrow money, except that the fund may (i) borrow money (A) for temporary or emergency purposes or (B) from banks or through an interfund lending facility, if any, and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets.

SCHWAB DIVIDEND EQUITY FUND(TM) AND SCHWAB PREMIER EQUITY FUND(TM)


THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:

EACH FUND MAY NOT:

(1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3)   Invest more than 15% of its net assets in illiquid securities.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(8) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of
Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a fund's investment restriction.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund's Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restriction does not apply to non-diversified funds.

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

                             MANAGEMENT OF THE FUNDS

The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 7 times during the most recent fiscal year.

Certain trustees are "interested persons." A trustee is considered an interested person of the trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds' investment adviser and distributor.


This information is provided as of October 31, 2004. Each of the officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds and Schwab Annuity Portfolios (collectively referred to herein as the "Family of Investment Companies"), which as of October 31, 2004, included 51 funds.

On January 30, 2004, CSIM became the investment advisor of the Laudus Trust and the Laudus Variable Insurance Trust (the Family of Investment Companies, Laudus Trust and Laudus Variable Insurance Trust are collectively referred to herein as the "fund complex"). As of December 31, 2004, the fund complex consisted of 63 funds. Ms. Byerwalter and Mr. Hasler also serve as trustees for the Laudus Trust and Laudus Variable Insurance Trust, therefore, each of these trustees oversees all 63 funds in the fund complex. The address of each individual is 101 Montgomery Street, San Francisco, California 94104.


Each officer's and trustee's principal occupations during the past five years, other current directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:



NAME AND            POSITION(S)     TERM OF            PRINCIPAL              OTHER
DATE OF             WITH THE         OFFICE           OCCUPATIONS         DIRECTORSHIPS
BIRTH               TRUST             AND             DURING THE
                                     LENGTH            PAST FIVE
                                     OF TIME             YEARS
                                    SERVED 1

                              INDEPENDENT TRUSTEES

DONALD F. DORWARD   Trustee      Trustee of         Chief Executive
September 23, 1931               Schwab Capital     Officer, Dorward &
                                 Trust since 1993   Associates
                                 and Schwab         (corporate
                                 Investments        management,
                                 since 1991.        marketing and
                                                    communications
                                                    consulting firm).
                                                    From 1996 to 1999,
                                                    Executive Vice
                                                    President and
                                                    Managing Director,
                                                    Grey Advertising.

ROBERT G. HOLMES    Trustee      Trustee of         Chairman, Chief
May 15, 1931                     Schwab Capital     Executive Officer
                                 Trust since 1993   and Director,
                                 and Schwab         Semloh Financial,
                                 Investments        Inc. (international
                                 since 1991.        financial services
                                                    and investment
                                                    advisory firm).



----------
1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that Independent Trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent Trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

DONALD R. STEPHENS  Trustee      Trustee of         Managing Partner,
June 28, 1938                    Schwab Capital     D.R. Stephens &
                                 Trust since 1993   Company
                                 and Schwab         (investments).
                                 Investments
                                 since 1991.


MICHAEL W. WILSEY   Trustee      Trustee of         Chairman and Chief
August 18, 1943                  Schwab Capital     Executive Officer,
                                 Trust since 1993   Wilsey Bennett,
                                 and Schwab         Inc. (truck and
                                 Investments        air transportation,
                                 since 1991.        real estate
                                                    investment and
                                                    management, and
                                                    investments).

MARIANN BYERWALTER  Trustee      Trustee of         Chairman of JDN       Ms. Byerwalter is on
August 13, 1960                  Schwab Capital     Corporate Advisory    the Board of Stanford
                                 Trust and Schwab   LLC. From 1996 to     University, America
                                 Investments        2001, Ms.             First Companies,
                                 since 2000.        Byerwalter was the    Omaha, NE (venture
                                                    Vice President for    capital/fund
                                                    Business Affairs      management),  Redwood
                                                    and Chief             Trust, Inc. (mortgage
                                                    Financial Officer     finance),  Stanford
                                                    of Stanford           Hospitals and Clinics,
                                                    University and, in    SRI International
                                                    2001, Special         (research), PMI Group,
                                                    Advisor to the        Inc. (mortgage
                                                    President of          insurance), Lucile
                                                    Stanford              Packard Children's
                                                    University. 2         Hospital and in 2004,
                                                                          Laudus Trust and
                                                                          Laudus Variable
                                                                          Insurance Trust;
                                                                          Director until 2002,
                                                                          LookSmart, Ltd. (an
                                                                          Internet
                                                                          infrastructure
                                                                          company).


----------
2 Charles R. Schwab, an interested trustee (see below) has served as a Trustee of Stanford University since December 1993. From 1996 to 2001, Ms. Byerwalter was Chief Financial Officer of Stanford.

WILLIAM A. HASLER   Trustee      Trustee of         Co-Chief Executive     Mr. Hasler is on the
November 22, 1941                Schwab Capital     Officer, Aphton        Board of Airlease Ltd.
                                 Trust and Schwab   Corporation            (aircraft leasing),
                                 Investments        (bio-pharmaceuticals). Mission West
                                 since 2000.                               Properties (commercial
                                                                           real estate), Stratex
                                                                           Corp. (a network
                                                                           equipment
                                                                           corporation),
                                                                           Solectron Corporation
                                                                           where he is also
                                                                           Non-Executive Chairman
                                                                           (manufacturing) and in
                                                                           2004, Laudus Trust and
                                                                           Laudus Variable
                                                                           Insurance Trust.  Mr.
                                                                           Hasler is also the
                                                                           Public Governor and
                                                                           member of the
                                                                           Executive Committee
                                                                           for Pacific Stock &
                                                                           Options Exchange.
                                                                           Until 2004, Mr. Hasler
                                                                           was on the Board of
                                                                           Tenera, Inc. (services
                                                                           and software).

GERALD B. SMITH     Trustee      Trustee of         Since 1990,            Mr. Smith is also on
September 28, 1950               Schwab Capital     Chairman and Chief     the Board of Directors
                                 Trust and Schwab   Executive Officer      of Rorento N.V.
                                 Investments        and founder of         (investments -
                                 since 2000.        Smith Graham & Co.     Netherlands) and
                                                    (investment            Cooper Industries
                                                    advisors).             (electrical products,
                                                                           tools and hardware),
                                                                           and is a member of the
                                                                           audit committee of
                                                                           Northern Border
                                                                           Partners, L.P.
                                                                           (energy); Director
                                                                           until 2002, Pennzoil
                                                                           Quaker State Company
                                                                           (oil and gas).

                                INTERESTED TRUSTEES

CHARLES R.          Chairman     Chairman and       Chairman, Chief       Director, Siebel
SCHWAB 3            and Trustee  Trustee of         Executive Officer     Systems (a software
July 29, 1937                    Schwab Capital     and Director, The     company) and Xign,
                                 Trust since 1993   Charles Schwab        Inc. (a developer of
                                 and Schwab         Corporation,          electronic payment
                                 Investments        Charles Schwab &      systems); Trustee,
                                 since 1991.        Co., Inc.;            Stanford University,
                                                    Chairman and          since 1993; Director,
                                                    Director, Charles     TrustMark, Inc.;
                                                    Schwab Investment     Director, The Gap,
                                                    Management, Inc.;     Inc. (clothing
                                                    Chairman, Charles     retailer), until May
                                                    Schwab Holdings       2004; Director, The
                                                    (UK); Chief           Charles Schwab Trust
                                                    Executive Officer     Company, until July
                                                    and Director,         2001; Director,
                                                    Schwab Holdings,      Audiobase, Inc.
                                                    Inc.; Chairman and    (full-service audio
                                                    Chief Executive       solutions for the
                                                    Officer, Schwab       Internet), until March
                                                    (SIS) Holdings,       2002; Director,
                                                    Inc. I, Schwab        Vodaphone AirTouch PLC
                                                    International         (a telecommunications
                                                    Holdings, Inc.;       company) until May
                                                    Director, U.S.        2002.
                                                    Trust Corporation,
                                                    United States
                                                    Trust Company of
                                                    New York; Co-Chief
                                                    Executive Officer
                                                    until May 2003,
                                                    The Charles Schwab
                                                    Corporation.



----------
3 In addition to his employment with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation. Mr. Schwab is an Interested Trustees because he is an officer and employee of Schwab and/or the adviser.

                                    OFFICERS

EVELYN DILSAVER     President    Officer of         Executive Vice
May 4, 1955         and Chief    Schwab Capital     President and
                    Executive    Trust since 2004   President, Charles
                    Officer      and Schwab         Schwab Investment
                                 Investments        Management, Inc.
                                 since 2004.        From June 2003 to
                                                    July 2004, Ms.
                                                    Dilsaver was
                                                    Senior Vice
                                                    President of the
                                                    Asset Management
                                                    Products and
                                                    Services
                                                    Enterprise, with
                                                    responsibility for
                                                    product
                                                    development and
                                                    distribution.
                                                    Prior to this, Ms.
                                                    Dilsaver was
                                                    Executive Vice
                                                    President of U.S.
                                                    Trust, a
                                                    subsidiary of The
                                                    Charles Schwab
                                                    Corporation, as
                                                    their chief
                                                    financial officer
                                                    and chief
                                                    administrative
                                                    officer.

STEPHEN B. WARD     Senior Vice  Officer of         Director, Senior
April 5, 1955       President    Schwab Capital     Vice President and
                    and Chief    Trust since 1991   Chief Investment
                    Investment   and Schwab         Officer, Charles
                    Officer.     Investments        Schwab Investment
                                 since 1991.        Management, Inc.;
                                                    Chief Investment
                                                    Officer, The
                                                    Charles Schwab
                                                    Trust Company.

GEORGE PEREIRA      Treasurer    Officer of         From December 1999
June 9, 1964        and          Schwab Capital     to November 2004,
                    Principal    Trust since 2004   Mr. Pereira was
                    Financial    and Schwab         Sr. Vice President,
                    Officer      Investments        Financial Reporting,
                                 since 2004.        Charles Schwab & Co.,
                                                    Inc. From September
                                                    1999 to December
                                                    1999, Mr. Pereira
                                                    was Chief Financial
                                                    Officer, Commerzbank
                                                    Capital Markets.
                                                    Prior to September
                                                    1999, Mr. Pereira
                                                    was Managing
                                                    Director at the New
                                                    York Stock Exchange.

KOJI E. FELTON      Secretary    Officer of         Senior Vice
March 13, 1961                   Schwab Capital     President, Chief
                                 Trust since 1998   Counsel and
                                 and Schwab         Assistant Corporate
                                 Investments        Secretary, Charles
                                 since 1998.        Schwab Investment
                                                    Management, Inc.

RANDALL FILLMORE    Chief        Officer of         Senior Vice
November 11, 1960   Compliance   Schwab Capital     President,
                    Officer      Trust since 2002   Institutional
                                 and Schwab         Compliance and
                                 Investments        Chief Compliance
                                 since 2002.        Officer, Charles
                                                    Schwab Investment
                                                    Management, Inc. From
                                                    2002 to 2003, Mr.
                                                    Fillmore was Vice
                                                    President, Charles
                                                    Schwab & Co. and
                                                    Charles Schwab
                                                    Investment Management,
                                                    Inc. From 2000 to
                                                    2002, Mr. Fillmore was
                                                    Vice President of
                                                    Internal Audit,
                                                    Charles Schwab & Co.
                                                    Prior to 2000, Mr.
                                                    Fillmore was with
                                                    PricewaterhouseCoopers
                                                    LLP.

KIMON P. DAIFOTIS   Senior Vice  Officer of         Senior Vice
July 10, 1959       President    Schwab Capital     President and
                    and Chief    Trust since 2004   Chief Investment
                    Investment   and Schwab         Officer - Fixed
                    Officer.     Investments        Income, Charles
                                 since 2004.        Schwab Investment
                                                    Management, Inc.
                                                    Prior to 2004, Mr.
                                                    Daifotis was Vice
                                                    President and Sr.
                                                    Portfolio Manager,
                                                    Charles Schwab
                                                    Investment
                                                    Management, Inc.

JEFFREY M. MORTIMER  Senior Vice  Officer of         Senior Vice
September 29, 1963   President    Schwab Capital     President and
                     and Chief    Trust since 2004   Chief Investment
                     Investment   and Schwab         Officer --
                     Officer.     Investments        Equities, Charles
                                  since 2004.        Schwab Investment
                                                     Management, Inc.
                                                     Prior to 2004, Mr.
                                                     Mortimer was Vice
                                                     President and Sr.
                                                     Portfolio Manager,
                                                     Charles Schwab
                                                     Investment
                                                     Management, Inc.

The continuation of a fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement between the Trusts and CSIM (the "Agreement") with respect to existing funds in the Trusts. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.


At the August 31, 2004 meeting, the trustees, including a majority of Independent Trustees, approved the Agreement and approved the selection of CSIM as investment adviser to the funds based on consideration and evaluation of a variety of specific factors presented at that meeting and prior meetings such as: (1) the nature and quality of the services provided to the funds under the Agreement; (2) the funds' expenses under the Agreement and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and
(4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.



First, with respect to the nature and quality of the services provided by CSIM to the funds, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition. Finally the trustees considered that the vast majority of the funds' investors are also brokerage clients of Schwab, and CSIM is in a unique position to better advance the interests of these investors within the larger Schwab organization.

Second, with respect to the funds' expenses under the Agreement, the trustees considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to a fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, the Trustees also considered CSIM's agreement to new contractual investment advisory fee schedules on the Schwab S&P 500 Index Fund and Schwab 1000 Index(R) Fund, which included lower fees at new graduated asset levels. The trustees also considered information about average expense ratios of comparable mutual funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.


Third, with respect to fund performance, the trustees considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the trustees considered both risk and shareholder risk expectations for a given fund.

Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser from its relationship with the funds, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds by CSIM and its affiliates.

In its deliberation, the trustees did not identify any particular information that was all-important or controlling. Based on the trustees' deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.


At the November 16, 2004 meeting, the trustees including all of the Independent Trustees, unanimously approved amending the Agreement to include the Schwab Premier Equity Fund concluding that the compensation under the Agreement is fair and reasonable in light of the services and expenses. The trustees' approval was based on consideration and evaluation of (i) materials received for the August 31, 2004 and prior meetings; (ii) updated information requested specifically for the November 16, 2004 meeting regarding the nature and quality of services to be provided to the fund under the Agreement, the proposed level of the fund's expenses under the Agreement and how those expenses compared to other comparable mutual funds and the expected profitability of CSIM, and its affiliates, including Schwab, with respect to the fund; and (iii) such other matters as the trustees considered to be relevant in the exercise of their reasonable judgment. In its deliberation, the trustees did not identify any particular information that was all important or controlling.

                               TRUSTEE COMMITTEES

Each trust has an Audit/Portfolio Compliance Committee that is comprised of all of the Independent Trustees. This Committee reviews financial statements and other audit-related matters for the trusts; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.

Each trust has a Nominating Committee that is comprised of all of the Independent Trustees, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees.

                              TRUSTEE COMPENSATION


The following table provides trustee compensation for the fiscal year ending October 31, 2004. This information is for the fund complex, which included 61 funds as of October 31, 2004.



                                                        Pension or
                                                         Retirement           ($)
                                                          Benefits           Total
                                  ($)                    Accrued as       Compensation
                         Aggregate Compensation         Part of Fund       from Fund
Name of Trustee                  From:                    Expenses          Complex
---------------                  -----                    --------          -------
                        Schwab            Schwab
                        Capital Trust     Investments
                        -------------     -----------
Charles R. Schwab       0                 0                  N/A            0
Mariann Byerwalter      $30,600           $19,000            N/A            $203,324
Donald F. Dorward       $30,600           $19,000            N/A            $161,100
William A. Hasler       $30,600           $19,000            N/A            $203,324
Robert G. Holmes        $30,600           $19,000            N/A            $161,100
Gerald B. Smith         $30,600           $19,000            N/A            $161,100
Donald R. Stephens      $30,600           $19,000            N/A            $161,100
Michael W. Wilsey       $29,500           $18,300            N/A            $155,010

                                             Estimated Pension
                               ($)             or Retirement            ($)
                            Estimated         Benefits Accrued       Estimated
                           Compensation        as Part of the          Total
                         From the Schwab       Schwab Premier       Compensation
                         Premier Equity        Equity Fund          from Fund
Name of Trustee              Fund 1:             Expenses           Complex 2
---------------              --------            --------           ----------
Charles R. Schwab              0                   N/A                  0
Mariann Byerwalter             $880                N/A                  $221,027
Donald F. Dorward              $775                N/A                  $166,025
William A. Hasler              $775                N/A                  $231,027
Robert G. Holmes               $933                N/A                  $166,025
Gerald B. Smith                $775                N/A                  $166,025
Donald R. Stephens             $775                N/A                  $166,025
Michael W. Wilsey              $775                N/A                  $166,025


                  SECURITIES BENEFICIALLY OWNED BY EACH TRUSTEE


The following tables provide each Trustee's equity ownership of a fund and ownership of all registered investment companies overseen by each Trustee in the Family of Investment Companies as of December 31, 2004. As of December 31, 2004, the Family of Investment Companies included 53 funds.



                                                                                      Aggregate Dollar Range of
                                                                                       Trustee Ownership in the
                                               Dollar Range of Trustee                   Family of Investment
Name of Trustee                                   Ownership of the:                            Companies
---------------                                   -----------------                            ---------
                                                        Schwab          Schwab
                                Schwab Financial     Health Care      Technology
                                Services Fund(TM)     Fund(TM)         Fund(TM)
                                -----------------     --------         --------
Charles R. Schwab                     None               None            None                Over $100,000
Mariann Byerwalter                    None               None            None                Over $100,000
Donald F. Dorward                     None               None            None                Over $100,000
William A. Hasler                     None               None            None                Over $100,000
Robert G. Holmes                      None               None            None                Over $100,000
Gerald B. Smith                       None               None            None                Over $100,000
Donald R. Stephens                    None               None            None                Over $100,000
Michael W. Wilsey                     None               None            None                Over $100,000



----------
1 Estimated compensation for the fiscal year ending October 31, 2005.


2 Unless otherwise stated, information is estimated for the fund complex for the fiscal year ending October 31, 2005.

                                                                                               Aggregate Dollar
                                                                                               Range of Trustee
                                                                                               Ownership in the
                                             Dollar Range of Trustee                         Family of Investment
Name of Trustee                                  Ownership of the:                                 Companies
---------------                                  -----------------                                 ---------
                             Schwab Hedged       Schwab Core Equity        Schwab S&P
                            Equity Fund(TM)           Fund(TM)          500 Index Fund
                            ---------------           --------          --------------
Charles R. Schwab           $10,001-$50,000         Over $100,000        Over $100,000           Over $100,000
Mariann Byerwalter                None                  None                  None               Over $100,000
Donald F. Dorward                 None                  None                  None               Over $100,000
William A. Hasler                 None                  None                  None               Over $100,000
Robert G. Holmes                  None                  None                  None               Over $100,000
Gerald B. Smith                   None             $10,001-$50,000            None               Over $100,000
Donald R. Stephens                None                  None                  None               Over $100,000
Michael W. Wilsey                 None             $10,001-$50,000       Over $100,000           Over $100,000



                                                                                           Aggregate Dollar Range
                                                                                          of Trustee Ownership in
                                             Dollar Range of Trustee                           the Family of
Name of Trustee                                 Ownership of the:                           Investment Companies
---------------                                 -----------------                           --------------------
                                                                        Schwab Total
                               Schwab 1000         Schwab Small-        Stock Market
                              Index(R) Fund      Cap Index Fund(R)     Index Fund(R)
                              -------------      -----------------     -------------
Charles R. Schwab             Over $100,000        Over $100,000       Over $100,000           Over $100,000
Mariann Byerwalter           $10,001-$50,000            None                None               Over $100,000
Donald F. Dorward           $50,001-$100,000            None                None               Over $100,000
William A. Hasler             Over $100,000             None                None               Over $100,000
Robert G. Holmes            $50,001-$100,000            None                None               Over $100,000
Gerald B. Smith                   None                  None                None               Over $100,000
Donald R. Stephens                None                  None                None               Over $100,000
Michael W. Wilsey                 None                  None                None               Over $100,000

                                                                                            Aggregate Dollar
                                                                                            Range of Trustee
                                                                                            Ownership in the
                                                                                               Family of
                                              Dollar Range of Trustee                         Investment
Name of Trustee                                  Ownership of the:                             Companies
---------------                                  -----------------                             ---------
                                  Schwab              Schwab
                              International       Dividend Equity     Schwab Small-Cap
                              Index Fund(R)         Fund(TM)           Equity Fund(TM)
                              -------------         --------          ---------------
Charles R. Schwab             Over $100,000        Over $100,000       Over $100,000          Over $100,000
Mariann Byerwalter                 None                None                 None              Over $100,000
Donald F. Dorward                  None                None                 None              Over $100,000
William A. Hasler                  None                None                 None              Over $100,000
Robert G. Holmes                   None                None                 None              Over $100,000
Gerald B. Smith                    None                None                 None              Over $100,000
Donald R. Stephens                 None                None                 None              Over $100,000
Michael W. Wilsey                  None                None                 None              Over $100,000



                                                                                          Aggregate Dollar
                                                                                          Range of Trustee
                                                                                          Ownership in the
                                           Dollar Range of Trustee                      Family of Investment
Name of Trustee                               Ownership of the:                               Companies
---------------                               -----------------                               ---------
                                Schwab              Schwab
                             Institutional      Institutional           Schwab
                           Select(R) Large-         Select          Institutional
                               Cap Value       Small-Cap Value      Select S&P 500
                              Index Fund          Index Fund             Fund
                              ----------          ----------             ----
Charles R. Schwab                None                None                None               Over $100,000
Mariann Byerwalter               None                None                None               Over $100,000
Donald F. Dorward                None                None                None               Over $100,000
William A. Hasler                None                None                None               Over $100,000
Robert G. Holmes                 None                None                None               Over $100,000
Gerald B. Smith                  None                None                None               Over $100,000
Donald R. Stephens               None                None                None               Over $100,000
Michael W. Wilsey                None                None                None               Over $100,000

                                                                                         Aggregate Dollar
                                                                                         Range of Trustee
                                                                                         Ownership in the
                                            Dollar Range of Trustee                    Family of Investment
Name of Trustee                                 Ownership of the:                           Companies
---------------                                 -----------------                           ---------
                                Schwab               Schwab             Schwab
                           MarketTrack All        MarketTrack         MarketTrack
                                Equity             Growth               Balanced
                           Portfolio(TM)        Portfolio(TM)         Portfolio(TM)
                           -------------        -------------         -------------
Charles R. Schwab           Over $100,000        Over $100,000            None             Over $100,000
Mariann Byerwalter               None                 None                None             Over $100,000
Donald F. Dorward                None           $10,001-$50,000           None             Over $100,000
William A. Hasler                None                 None                None             Over $100,000
Robert G. Holmes                 None                 None                None             Over $100,000
Gerald B. Smith                  None                 None                None             Over $100,000
Donald R. Stephens               None                 None                None             Over $100,000
Michael W. Wilsey                None                 None                None             Over $100,000



                                                                             Aggregate Dollar Range of
                                      Dollar Range of Trustee            Trustee Ownership in the Family
Name of Trustee                           Ownership of the:                   of Investment Companies
---------------                           -----------------                   -----------------------
                                    Schwab MarketTrack Conservative
                                            Portfolio(TM)
                                            -------------
Charles R. Schwab                           $10,001-$50,000                        Over $100,000
Mariann Byerwalter                               None                              Over $100,000
Donald F. Dorward                                None                              Over $100,000
William A. Hasler                                None                              Over $100,000
Robert G. Holmes                                 None                              Over $100,000
Gerald B. Smith                                  None                              Over $100,000
Donald R. Stephens                               None                              Over $100,000
Michael W. Wilsey                                None                              Over $100,000

                           DEFERRED COMPENSATION PLAN


Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.


                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics
(Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

                DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies for which it provides discretionary investment management services. CSIM 's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Compliance, Fund Administration, Legal and Portfolio Management Departments, and chaired by CSIM's Chief Investment Officer. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.


The Boards of Trustees (the "Trustees") of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (collectively, the "Funds" or "Schwab Funds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Schwab Funds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Schwab Funds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.


To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

Except under the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

For proxy issues that are not addressed by ISS's Proxy Procedures or are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

      Conflicts of Interest. For all proxy issues, whether routine or non-routine, that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.

      Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

      o     proxy statements and ballots written in a foreign language;

      o     untimely and/or inadequate notice of shareholder meetings;

      o     restrictions of foreigner's ability to exercise votes;

      o     requirements to vote proxies in person;

      o the imposition of restrictions on the sale of securities for a period of time in proximity to the shareholder meeting;

      o requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.

In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote.

      Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY COMMITTEE QUORUM

Attendance by four members (or their respective designates) constitutes a quorum.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's current proxy voting policy guidelines.

1. AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

-     Tenure of the audit firm

- Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

-     Length of the rotation period advocated in the proposal

-     Significant audit-related issues


-     Number of audit committee meetings held each year



-     Number of financial experts serving on the committee


2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

- Insiders and affiliated outsiders on boards that are not at least majority independent


- Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

- Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption?



- Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)



- Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election


CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)


Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.


MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES


Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.


OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.


Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:



- The plan expressly permits repricing of underwater options without shareholder approval; or



- There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on



- The company's most recent three-year burn rate is excessive and is an outlier within its peer group



A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.



DIRECTOR COMPENSATION



Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:



- Stock ownership guidelines (a minimum of three times the annual cash retainer)



- Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)



-     Balanced mix between cash and equity



-     Non-employee directors should not receive retirement benefits/perquisites



-     Detailed disclosure of cash and equity compensation for each director


MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

-     Historic trading patterns

-     Rationale for the repricing

-     Value-for-value exchange

-     Option vesting

-     Term of the option

-     Exercise price

-     Participation


-     Treatment of surrendered options



QUALIFIED EMPLOYEE STOCK PURCHASE PLANS



Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.



Vote FOR qualified employee stock purchase plans where all of the following apply:


-     Purchase price is at least 85 percent of fair market value

-     Offering period is 27 months or less, and

-     Potential voting power dilution (VPD) is 10 percent or less.


Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.



NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS



Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.



Vote FOR nonqualified plans with all the following features:

-     Broad-based participation



- Limits on employee contribution (a fixed dollar amount or a percentage of base salary)



- Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value



- No discount on the stock price on the date of purchase since there is a company matching contribution



Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.


SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:


- Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.



- Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).


10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

-     FOR proposals for the company to amend its Equal Employment Opportunity
      (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

- AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.


- CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.



The Trusts are required to disclose annually the funds' complete proxy voting record on Form N-PX. The funds' proxy voting record for the most recent 12 month period ended June 30th is available by visiting the Schwab website at www.schwab.com/schwabfunds. The funds' Form N-PX is also available on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of February 3, 2005, the officers and trustees of the trusts, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of the Schwab Core Equity Fund(TM), Schwab Dividend Equity Fund(TM), Schwab Hedged Equity Fund(TM), Schwab MarketTrack Portfolios(R), Schwab Equity Index Funds, Schwab Financial Services Fund(TM), Schwab Health Care Fund(TM), Schwab Technology Fund(TM), Schwab Institutional Select(R) Funds and Schwab Small-Cap Equity Fund- Investor Shares and owned 5.79% of the outstanding voting securities of the Schwab Small-Cap Equity Fund- Select Shares(R).



As of February 3, 2005, 2004, the following represents persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of each fund:



SCHWAB S&P 500 INDEX FUND - INVESTOR SHARES
The Charles Schwab Trust Co.               425 Market Street, 7th Floor,                    26.95%
                                           San Francisco, CA 94104

SCHWAB S&P 500 INDEX FUND - ESHARES(R)
The Charles Schwab Trust Co.               425 Market Street, 7th Floor,                    12.41%
                                           San Francisco, CA 94104

SCHWAB S&P 500 INDEX FUND - SELECT SHARES(R)
The Charles Schwab Trust Co.               425 Market Street, 7th Floor,                    19.19%
                                           San Francisco, CA 94104

SCHWAB 1000 INDEX(R) FUND - INVESTOR SHARES
The Charles Schwab Trust Co.               425 Market Street, 7th Floor,                     6.85%
                                           San Francisco, CA 94104

SCHWAB 1000 INDEX(R) FUND - SELECT SHARES(R)
The Charles Schwab Trust Co.               425 Market Street, 7th Floor,                     6.94%
                                           San Francisco, CA 94104

SCHWAB SMALL-CAP INDEX FUND(R) - SELECT SHARES(R)
Schwab MarketTrack Growth Portfolio        101 Montgomery Street,                           16.74%
                                           San Francisco, CA 94104

Schwab MarketTrack All Equity Portfolio    101 Montgomery Street,                           14.91%
                                           San Francisco, CA 94104

Schwab MarketTrack Balanced Portfolio      101 Montgomery Street,                           10.29%
                                           San Francisco, CA 94104

The Charles Schwab Trust Co.               425 Market Street, 7th Floor,                     7.06%
                                           San Francisco, CA 94104

SCHWAB SMALL-CAP INDEX FUND(R) - INVESTOR SHARES
The Charles Schwab Trust Co.               425 Market Street, 7th Floor,                     5.74%
                                           San Francisco, CA 94104

SCHWAB INTERNATIONAL INDEX FUND - SELECT SHARES(R)
Schwab MarketTrack All Equity Portfolio    101 Montgomery Street,                           18.99%
                                           San Francisco, CA 94104

Schwab MarketTrack Growth Portfolio        101 Montgomery Street,                           17.67%
                                           San Francisco, CA 94104

Schwab MarketTrack Balanced Portfolio      101 Montgomery Street,                           10.75%
                                           San Francisco, CA 94104

The Charles Schwab Trust Co.               425 Market Street, 7th Floor,                     8.21%
                                           San Francisco, CA 94104

SCHWAB MARKETTRACK GROWTH PORTFOLIO
The SFCG Growth and Income Fund            101 Montgomery Street,                           16.27%
                                           Retirement Services,
                                           San Francisco, CA 94104

The Charles Schwab Trust Co.               425 Market Street, 7th Floor,                    10.21%
                                           San Francisco, CA 94104

SCHWAB MARKETTRACK BALANCED PORTFOLIO
The Charles Schwab Trust Co.               425 Market Street, 7th Floor,                    21.43%
                                           San Francisco, CA 94104

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO
The SFGG Balanced Fund                     101 Montgomery Street,                           21.77%
                                           Retirement Services,
                                           San Francisco, CA 94104

The Charles Schwab Trust Co.               425 Market Street, 7th Floor,                    16.15%
                                           San Francisco, CA 94104

SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND
The Charles Schwab Trust Co.               425 Market Street, 7th Floor,                    15.67%
                                           San Francisco, CA 94104

SCHWAB INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND
James M. McCormick & Marsha E McCormick    2 Overhill Road Suite 100                         6.15%
c/o Palisades Hudson Asset Management,     Scarsdale, NY 10583-5316
Inc.

The Charles Schwab Trust Co.               425 Market Street, 7th Floor,                     6.33%
                                           San Francisco, CA 94104

SCHWAB SMALL-CAP EQUITY FUND- - SELECT SHARES(R)
The Charles and Helen Schwab Living Trust  101 Montgomery Street,                            5.79%
                                           San Francisco, CA 94104

SCHWAB TOTAL STOCK MARKET INDEX FUND
The Charles Schwab Trust Co.               425 Market Street, 7th Floor,                     7.16%
                                           San Francisco, CA 94104

                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreement) between it and each trust. Charles Schwab & Co., Inc. (Schwab), 101 Montgomery Street, San Francisco, CA 94104, is an affiliate of the investment adviser and is the trusts' distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chief Executive Officer, Chairman, and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.


SCHWAB FINANCIAL SERVICES FUND(TM), SCHWAB HEALTH CARE FUND(TM) AND SCHWAB TECHNOLOGY FUND(TM)



For its advisory and administrative services to the Schwab Financial Services Fund, Schwab Health Care Fund and Schwab Technology Funds, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.54% of each fund's average daily net assets not in excess of $500 million, 0.515% of such net assets greater than $500 million and not in excess of $1 billion and 0.49% of such net assets over $1 billion.



Prior to February 28, 2005, the investment adviser was entitled to receive an annual fee, accrued daily and payable monthly, of 0.54% of each fund's average daily net assets.



For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Financial Services Fund paid net investment advisory fees of $68,000, $20,000 and $28,000, respectively (gross fees were reduced by $39,000, $70,000 and $85,000, respectively).



For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Health Care Fund paid net investment advisory fees of $215,000, $54,000 and $69,000, respectively (gross fees were reduced by $9,000, $65,000 and $82,000, respectively).



For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Technology Fund paid net investment advisory fees of $278,000, $103,000 and $104,000, respectively (gross fees were reduced by $1,000, $62,000 and $97,000, respectively).


Schwab and the investment adviser have agreed to limit each of Schwab Financial Services Fund's, Schwab Health Care Fund's and Schwab Technology Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 1.10% through February 27, 2006.

SCHWAB INSTITUTIONAL SELECT(R) FUNDS


For its advisory and administrative services to the Schwab Institutional Select S&P 500 Fund, Large-Cap Value Index Fund and Small-Cap Value Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.18%, 0.20% and 0.25%, respectively, of each fund's average daily net assets not in excess of $1 billion, and 0.15%, 0.18% and 0.23% respectively of such net assets over $1 billion.



For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Institutional Select(R) S&P 500 Fund paid net investment advisory fees of $0, $0, and $12,000, respectively (gross fees were reduced by $554,000, $412,000 and $446,000, respectively).

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Institutional Select(R) Large-Cap Value Index Fund paid net investment advisory fees of $17,000, $20,000 and $12,000, respectively (gross fees were reduced by $171,000, $120,000 and $203,000, respectively).



For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Institutional Select(R) Small-Cap Value Index Fund paid net investment advisory fees of $5,000, $0 and $6,000, respectively (gross fees were reduced by $92,000, $90,000 and $121,000, respectively).


Schwab and the investment adviser have agreed to limit the Schwab Institutional Select(R) S&P 500 Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.10% through February 27, 2006.

Schwab and the investment adviser have agreed to limit the Schwab Institutional Select(R) Large Cap-Value Index Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.25% through February 27, 2006.

Schwab and the investment adviser have agreed to limit the Schwab Institutional Select(R) Small-Cap Value Index Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.32% through February 27, 2006.

SCHWAB EQUITY INDEX FUNDS


For its advisory and administrative services to the Schwab S&P 500 Index Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.15% of the fund's average daily net assets not in excess of $500 million, 0.09% of such net assets greater than $500 million and not in excess of $5 billion, 0.08% of such net assets greater than $5 billion and not in excess of $10 billion and 0.07% of such net assets over $10 billion.



Prior to February 28, 2005, for its advisory and administrative services to the Schwab S&P 500 Index Fund, the investment adviser was entitled to receive an annual fee, accrued daily and paid monthly, of 0.20% of the fund's average daily net assets not in excess of $500 million, and 0.17% of such net assets over $500 million.



For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab S&P 500 Index Fund paid net investment advisory fees of $12,243,000, $9,450,000 and $10,171,000, respectively (gross fees were reduced by $1,591,000, $1,672,000 and $1,992,000, respectively).



Schwab and the investment adviser have agreed to limit the Schwab S&P 500 Index Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares, e.Shares and Select Shares to 0.37%, 0.28% and 0.19%, respectively, through February 27, 2006.



For its advisory and administrative services to the Schwab 1000 Index(R) Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.30% of the fund's average daily net assets not in excess of $500 million, 0.22% of such net assets greater than $500 million and not in excess of $5 billion, 0.20% of such net assets greater than $5 billion and not in excess of $10 billion and 0.18% of such net assets over $10 billion.



Prior to February 28, 2005, for its advisory and administrative services to the Schwab 1000 Index Fund, the investment adviser was entitled to receive an annual fee, accrued daily and paid monthly, of 0.30% of the fund's average daily net assets not in excess of $500 million and 0.22% of such net assets over $500 million.



For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab 1000 Index Fund paid net investment advisory fees of $14,335,000, $11,407,000 and $12,053,000, respectively (gross fees were reduced by $7,000, $407,000 and $888,000, respectively).



Schwab and the investment adviser have agreed to limit the Schwab 1000 Index Fund's annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.51% and 0.36%, respectively, through February 27, 2006.


For its advisory and administrative services to the Schwab Small-Cap Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.33% of the fund's average daily net assets not in excess of $500 million, and 0.28% of such net assets over $500 million.


For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Small-Cap Index Fund paid net investment advisory fees of $4,817,000, $3,832,000 and $3,715,000, respectively, (gross fees were reduced by $139,000, $337,000 and $1,112,000, respectively).



Schwab and the investment adviser have agreed to limit the Schwab Small-Cap Index Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.60% and 0.42%, respectively, through February 27, 2006.


For its advisory and administrative services to the Schwab Total Stock Market Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.30% of the fund's average daily net assets not in excess of $500 million, and 0.22% of such net assets over $500 million.


For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Total Stock Market Index Fund paid net investment advisory fees of $2,739,000, $1,527,000 and $508,000, respectively (gross fees were reduced by $4,000, $386,000 and $1,072,000, respectively).



Schwab and the investment adviser have agreed to limit the Schwab Total Stock Market Index Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.58% and 0.39%, respectively, through February 27, 2006.


For its advisory and administrative services to the Schwab International Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.43% of the average daily net assets not in excess of $500 million, and 0.38% of such net assets over $500 million.


For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab International Index Fund paid net investment advisory fees of $4,400,000, $3,349,000, and $3,048,000, respectively (gross fees were reduced by $470,000, $697,000, and $1,542,000, respectively).



Schwab and the investment adviser have agreed to limit the Schwab International Index Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.69% and 0.50%, respectively, through February 27, 2006.

SCHWAB MARKETTRACK PORTFOLIOS(R)

For its advisory and administrative services to the Schwab MarketTrack All Equity, Conservative, Balanced and Growth Portfolios, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.44% of each portfolio's average daily net assets not in excess of $500 million and 0.39% of such net assets over $500 million.


For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab MarketTrack All Equity Portfolio(TM) paid net investment advisory fees of $834,000, $672,000 and $703,000, respectively (gross fees were reduced by $1,165,000, $975,000 and $1,124,000, respectively).



For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab MarketTrack Growth Portfolio(TM) paid net investment advisory fees of $1,231,000, $1,027,000 and $1,007,000, respectively (gross fees were reduced by $1,411,000, $1,265,000 and $1,355,000, respectively).



For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab MarketTrack Balanced Portfolio(TM) paid net investment advisory fees of $1,071,000, $966,000 and $989,000, respectively (gross fees were reduced by $1,254,000, $1,137,000 and $1,241,000, respectively).



For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab MarketTrack Conservative Portfolio(TM) paid net investment advisory fees of $573,000, $518,000 and $437,000, respectively (gross fees were reduced by $720,000, $682,000 and $619,000, respectively).



Schwab and the investment adviser have agreed to limit each of the Schwab MarketTrack Portfolio's "net operating expenses", excluding the impact of underlying Schwab Funds investments, (excluding interest, taxes and certain non-routine expenses), to 0.50% through February 27, 2006.


SCHWAB DIVIDEND EQUITY FUND(TM)


For its advisory and administrative services to the Schwab Dividend Equity Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.775% of the fund's average daily net assets not in excess of $500 million, 0.77% of such net assets greater than $500 million and not in excess of $1 billion and 0.76% of such net assets over $1 billion.



Prior to February 28, 2005, the investment adviser was entitled to receive an annual fee, payable monthly, of 0.85% of the fund's average daily net assets.



For the fiscal year ending October 31, 2004 and the period between September 2, 2003 and October 31, 2003, the Dividend Equity Fund paid net investment advisory fees of $1,603,000 and $0 (gross fees were reduced by $1,661,000 in 2004 and $232,000 for the period between September 2, 2003 and October 31, 2003).


Schwab and the investment adviser have agreed to limit the Schwab Dividend Equity Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.10% and 0.95%, respectively, through February 27, 2006.

SCHWAB HEDGED EQUITY FUND(TM)


For its advisory and administrative services to the Schwab Hedged Equity Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 1.675% of the fund's average daily net assets not in excess of $500 million, 1.65% of such net assets greater than $500 million and not in excess of $1 billion and 1.63% of such net assets over $1 billion.



Prior to February 28, 2005, the investment adviser was entitled to receive an annual fee, accrued daily and payable monthly, of 1.75% of the fund's average daily net assets.



For the fiscal year ending October 31, 2004 and 2003 and for the period between September 3, 2002 and October 31, 2002, the Schwab Hedged Equity Fund paid net investment advisory fees of $778,000, $506,000 and $37,000, respectively (fees were reduced by $144,000, $150,000 and $42,000, respectively).



Schwab and the investment adviser have agreed to limit the Schwab Hedged Equity Fund's "net operating expenses" (excluding interest, taxes, certain non-routine expenses and expenses for dividends and interest paid on securities sold short)of the Investor Shares and Select Shares to 2.00% and 1.77%, respectively, through February 27, 2006.


SCHWAB CORE EQUITY FUND(TM)

For its advisory and administrative services to the Schwab Core Equity Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.54% of the fund's average daily net assets not in excess of $500 million and 0.49% of such net assets over $500 million.


For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Core Equity Fund paid net investment advisory fees of $1,069,000, $820,000 and $742,000, respectively (gross fees were reduced by $324,000, $265,000 and $322,000, respectively).


Schwab and the investment adviser have agreed to limit the Schwab Core Equity Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.75% through February 27, 2006.

SCHWAB SMALL-CAP EQUITY FUND(TM)


For its advisory and administrative services to the Schwab Small-Cap Equity Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.975% of the fund's average daily net assets not in excess of $500 million, 0.93% of such net assets greater than $500 million and not in excess of $1 billion and 0.91% of such net assets above $1 billion.



Prior to February 28, 2005, the investment adviser was entitled to receive an annual fee, payable monthly, of 1.05% of the fund's average daily net assets.



For the fiscal year ended October 31, 2004 and the period between July 1, 2003 and October 31, 2003, the Schwab Small-Cap Equity Fund paid net investment advisory fees of $371,000 and $66,000 (gross fees were reduced by $153,000 and $46,000, respectively).


Schwab and the investment adviser have agreed to limit the Schwab Small-Cap Equity Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.30% and 1.12%, respectively, through February 27, 2006.

SCHWAB PREMIER EQUITY FUND


For its advisory and administration services to the fund, the investment adviser is entitled to receive an annual fee, accrued and paid monthly, of 0.91% of the fund's average daily net assets not in excess of $500 million, 0.885% of such net assets greater than $500 million and not in excess of $1 billion, and 0.86% of such net assets over $1 billion.



Through June 30, 2005, Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" to 0.00% (excluding interest, taxed, and certain non-routine expenses) for the Investor Shares and Select Shares(R). For the period July 1, 2005 through February 27, 2006, Schwab and the investment adviser have agreed to limit the fund's net operating expenses to 1.30% and 1.15 % (excluding interest, taxes and certain non-routine expenses) for the Investor Shares and Select Shares(R), respectively.



The amount of the expense caps is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.


                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trusts' agent for the purpose of the continuous offering of the funds' shares. The funds pay for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes a fund's prospectuses, financial reports and other informational literature about a fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.


For the services performed as transfer agent under its contract with the Schwab Premier Equity Fund(TM), Schwab Hedged Equity Fund(TM), Schwab Dividend Equity Fund(TM), Schwab Core Equity Fund(TM), Schwab Small-Cap Equity Fund(TM), Schwab Financial Services Fund(TM), Schwab Health Care Fund(TM), Schwab Technology Fund(TM) and each of Schwab Institutional Select(R) Funds, Schwab Equity Index Funds and Schwab MarketTrack Portfolios(R), Schwab is entitled to receive an annual fee, payable monthly from each fund or by each share class, in the amount of 0.05% of the fund's or share class' average daily net assets.



For the services performed as shareholder services agent under its contract with the Schwab Core Equity Fund, Schwab Financial Services Fund, Schwab Health Care Fund and Schwab Technology Fund and each of the Schwab MarketTrack Portfolios, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.20% of each fund's average daily net assets.


For the services performed as shareholder services agent under its contract with each of the Schwab

Institutional Select Funds, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of each fund's average daily net assets.

For the services performed as shareholder services agent under its contract with each of the Schwab Equity Index Funds, Schwab is entitled to receive an annual fee, payable monthly from each share class of each fund, in the amount of 0.20% of Investor Shares', 0.05% of Select Shares'(R) and 0.05% of e.Shares'(R) average daily net assets.


For the services performed as shareholder services agent under its contract with the Small-Cap Equity Fund, Schwab Premier Equity Fund, Hedged Equity Fund and Dividend Equity Fund, Schwab is entitled to receive an annual fee, payable monthly from each share class of each fund, in the amount of 0.20% of Investor Shares' and 0.05% of Select Shares'(R) average daily net assets.


                         CUSTODIANS AND FUND ACCOUNTANTS


Brown Brothers Harriman & Co., 40 Water Street, Boston, MA, 02109, serves as custodian for the Schwab Dividend Equity Fund, Schwab Small-Cap Equity Fund(TM), Schwab International Index Fund(R), Schwab Small-Cap Index Fund(R), and Schwab Financial Services Fund(TM), Schwab Health Care Fund(TM) and Schwab Technology Fund(TM) and each of the Schwab MarketTrack Portfolios.



PFPC Trust Company, 8800 Tinicum Blvd. Third Floor, Suite 200, Philadelphia, PA 19153, serves as custodian for the Schwab Core Equity Fund(TM), Schwab Hedged Equity Fund, Schwab S&P 500 Index Fund, Schwab 1000 Index(R) Fund, Schwab Total Stock Market Index Fund(R) and each of the Schwab Institutional Select(R) Funds.


SEI Investments Global Funds Services, One Freedom Valley Dr., Oaks, PA 19456, serves as fund accountant for the Schwab Small-Cap Equity Fund, Schwab Core Equity Fund, Schwab Dividend Equity Fund and for each of the Schwab Equity Index Funds, Schwab Institutional Select(R) Funds, Schwab Financial Services Fund, Schwab Health Care Fund, Schwab Technology Fund and Schwab MarketTrack Portfolios.

PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as fund accountant for the Schwab Hedged Equity Fund.

The custodians are responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountants maintain all books and records related to the funds' transactions.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The funds' independent registered public accounting firm, PricewaterhouseCoopers LLP, audit and report on the annual financial statements of the funds and review certain regulatory reports and the funds' federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trusts engage them to do so. Their address is 333 Market Street, San Francisco, CA 94105. The funds' audited financial statements from the funds' annual reports for the fiscal year ended October 31, 2004, are incorporated by reference into this SAI.

                                  LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

                                 OTHER SERVICES


With respect to the Schwab Premier Equity Fund(TM), Schwab Dividend Equity Fund(TM), Schwab Small-Cap Equity Fund(TM), Schwab Hedged Equity Fund(TM), Schwab Core Equity Fund(TM), Schwab Financial Services Fund(TM), Schwab Health Care Fund(TM) and Schwab Technology Fund(TM), Schwab provides the investment adviser with quantitative analyses of the relative attractiveness of stocks in which these funds might invest. These funds are designed to harness the power of the Schwab Equity Ratings(TM), which evaluates stocks on the basis of a wide variety of investment criteria from four broad categories: fundamentals, valuation, momentum and risk. Specifically with regard to the Schwab Hedged Equity Fund, the fund purchases from among Schwab's higher rated stocks and short stocks from among Schwab's lower rated stocks. Pursuant to an agreement between the investment adviser and Schwab, the investment adviser pays Schwab a fixed annual fee for these services.



                               PORTFOLIO MANAGERS



OTHER ACCOUNTS. Each portfolio manager (collectively referred to as the "Portfolio Managers") is responsible for the day-to-day management of certain accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2004.



                     REGISTERED INVESTMENT COMPANIES
                     (THIS AMOUNT INCLUDES THE FUNDS
                           IN THIS STATEMENT OF
                         ADDITIONAL INFORMATION)        OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                     -------------------------------    --------------------------------            --------------
                       NUMBER OF                           NUMBER OF                          NUMBER OF
       NAME             ACCOUNTS        TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
       ----             --------        ------------       --------        ------------        --------       ------------
Jeffrey Mortimer           21          $21.4 Billion           0                -                1655         $286 Million
Larry Mano                 22          $20.5 Billion           0                -                1655         $286 Million
Vivienne Hsu               8           $1.04 Billion           0                -                1655         $286 Million
Tom Brown                  11          $18.26 Billion          0                -                 0                 -
Kim Daifotis               12            $7 Billion            0                -                 2             $577,000



CONFLICTS OF INTEREST. A Portfolio Manager's management of other accounts may give rise to potential conflicts of interest in connection with its management of a fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include Schwab Personal Portfolio Managed Accounts and other mutual funds advised by CSIM (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers' management of Other Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.



KNOWLEDGE OF THE TIMING AND SIZE OF FUND TRADES. A potential conflict of interest may arise as a result of the Portfolio Managers' day-to-day management of a fund. Because of their positions with a fund, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Accounts they manage and to the possible detriment of a fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their benchmark index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Accounts, excluding Schwab Personal Portfolio Managed Accounts, with those of a fund. All aggregated orders are subject to CSIM's aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account's order.



INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the Portfolio Managers' management of a fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Accounts over a fund, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is CSIM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for a fund given its investment objectives and related restrictions.



COMPENSATION. Charles Schwab & Co., the trust's distributor, compensates each CSIM Portfolio Manager for his or her management of the funds. Each Portfolio Manager's compensation consists of a fixed annual ("base") salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager's overall performance. The discretionary bonus is determined in accordance with the CSIM Portfolio Management Incentive Plan (the "Plan"), which is designed to reward consistent and superior investment performance relative to established benchmarks and/or industry peer groups. The Plan is an annual incentive plan that provides quarterly advances at management's discretion.



The Plan consists of two independent funding components: 75% of the funding is based on fund investment performance and 25% of the funding is based on Schwab's corporate performance.



-     Fund Investment Performance



      Funding into this Plan component is determined by fund performance relative to a Lipper Category or an established industry peer group. Peer groups are determined by the CSIM Peer Group Committee and are reviewed on a regular basis.



      o For all funds except index and money market funds: A fund's investment performance ranking relative to its peer group or respective Lipper Category ("fund ranking") is determined based on its 1-year and 3-year pre-tax return before expenses. In determining a fund ranking, 75% of the weighting is based on the 3-year pre-tax performance and 25% is based on the 1-year pre-tax performance.

      o For money market and index funds: A money market fund's investment performance ranking ("fund ranking") is determined by its gross yield (i.e., yield before expenses) relative to its iMoney Net category on a calendar year-to-date basis. An index fund's investment performance ranking ("fund ranking") is determined by the fund's tracking error relative to its peer group on a calendar year-to-date basis.



      A composite rating for each Portfolio Manager is then determined, based on a weighted average of all of their individual funds' rankings. The specific weight given to a fund in that calculation is determined by CSIM's senior management.



-     Schwab Corporate Performance



      Funding into this Plan component is determined by Schwab corporate performance which is based on two financial performance measures: (1) year-to-date net revenue growth; and (2) Schwab's profit margin. The actual amount of funding into the Plan is discretionary and is determined by Schwab's senior management following the end of each quarter.



The Portfolio Managers' compensation is not based on the value of the assets held in a fund's portfolio.



OWNERSHIP OF FUND SHARES. The following table shows the dollar amount range of the Portfolio Managers' "beneficial ownership" of shares of the funds they manage as of December 31, 2004. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.



PORTFOLIO MANAGER      FUND                           DOLLAR RANGE OF FUND SHARES
-----------------      ----                           ---------------------------
Larry Mano             Schwab 1000 Index(R) Fund      $10,001 - $50,000


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, a fund's portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded. Short positions that the Schwab Hedged Equity Fund intends to maintain for more than one year are included in the purchases and sales. Costs of covering short sales are included in purchases, and proceeds on short sales are included in sales.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

A fund's portfolio turnover rate is in the financial highlights table in its prospectus.


The turnover rate for the Schwab Premier Equity Fund(TM), Schwab Dividend Equity Fund(TM), Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund(TM), Schwab Core Equity Fund(TM), Schwab Financial Services

Fund(TM), Schwab Health Care Fund(TM) and Schwab Technology Fund(TM) are largely driven by the quantitative techniques used to help the funds construct their investment portfolio.


In June 2003, the Schwab Financial Services Fund, Schwab Health Care Fund and Schwab Technology Funds began using the Schwab Equity Ratings as part of their respective investment strategies. The funds' turnover rates for the fiscal year ended 2003 were higher due to portfolio changes made to accommodate this transition to a new investment strategy.

                          PORTFOLIO HOLDINGS DISCLOSURE


The funds' Board of Trustees has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds' portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds' shareholders, on the one hand, and those of the funds' investment adviser, principal underwriter or any affiliated person of the funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the president of the funds to authorize the release of the funds' portfolio holdings, as necessary, in conformity with the foregoing principles.



A complete list of each fund's portfolio holdings is published on the Schwab Funds website at www.schwab.com/schwabfunds, under "Prospectuses and Reports", typically 60-80 days after the end of each fund's fiscal quarter. The portfolio holdings information available on the Schwab Funds' website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. In addition, each fund's top ten holdings list is posted on the Schwab Funds website monthly, typically with a 45-day lag. The information on the website is publicly available to all categories of persons.



Each fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information ("early disclosure"). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the funds determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the fund's shareholders and fund's adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.



Currently, Callan Associates, Inc. receives early disclosure of portfolio holdings information. Callan Associates provides consulting services to the Committee for the Charles Schwab Employee Benefit Administrative Committee in connection with the company's 401(k) plan. Callan receives the funds' portfolio holdings on a calendar quarterly basis with a lag typically of 30 days. Neither the fund nor any other party receives compensation or other consideration from Callan Associates in connection with this arrangement. Pursuant to a confidentiality agreement entered into between Callan and the trusts, Callan is required to maintain the confidentiality of the portfolio holdings information and will not allow any of its employees or agents to use such information as a basis for trading in securities or making investment decisions or recommendations.



In addition, the funds' service providers including, without limitation, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information venders, publisher, printer and mailing agent may receive early disclosure of portfolio holdings information in connection with the services they perform for the funds.

The funds' policies and procedures prohibit the funds, the funds' investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.


                             PORTFOLIO TRANSACTIONS

The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the funds may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.

The investment adviser seeks to obtain the best execution for the funds' portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that a fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to "market-on-close" pricing aligns with fund objectives; or whether a broker guarantees that a fund will receive the volume-weighted average price (VWAP) for a security for a given trading day (or portion thereof) when the investment adviser believes that VWAP execution is in a fund's best interest. In addition, the investment adviser has incentive sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.

The investment adviser may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all fund accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.

The investment adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with fund commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.

The investment adviser may purchase for funds, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements.

The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable funds to trade directly with other institutional holders. At times, this may allow funds to trade larger blocks than would be possible trading through a single market maker.

The investment adviser may aggregate securities sales or purchases among two or more funds. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the funds' Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS


SCHWAB FINANCIAL SERVICES FUND(TM), SCHWAB HEALTH CARE FUND(TM) AND SCHWAB TECHNOLOGY FUND(TM)



For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Financial Services Fund paid brokerage commissions of $10,684, $38,375 and $32,479, respectively.



For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Health Care Fund paid brokerage commissions of $73,426, $50,686 and $38,816, respectively.



For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Technology Fund paid brokerage commissions of $102,339, $16,329 and $71,642, respectively.

SCHWAB MARKETTRACK PORTFOLIOS(R)


The MarketTrack All Equity Portfolio did not pay brokerage commissions.



For the fiscal years ended October 31, 2004, 2003 and 2002, the Growth Portfolio, paid brokerage commissions of $449, $692, and $743, respectively.



For the fiscal years ended October 31, 2004, 2003 and 2002, the Balanced Portfolio, paid brokerage commissions of $297, $514, and $477, respectively.



For the fiscal years ended October 31, 2004, 2003 and 2002, the Conservative Portfolio, paid brokerage commissions of $101, $142, and $126, respectively.


SCHWAB EQUITY INDEX FUNDS


For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab S&P 500 Index Fund paid brokerage commissions of $193,566, $273,712, and $435,947, respectively.



For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab 1000 Index(R) Fund paid brokerage commissions of $179,770, $227,676, and $340,058, respectively.



For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Small-Cap Index Fund paid brokerage commissions of $1,192,916, $1,321,990, and $1,280,501, respectively.



For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Total Stock Market Index Fund paid brokerage commissions of $66,744, $131,950, and $67,810, respectively.



For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab International Index Fund paid brokerage commissions of $51,547, $105,010, and $153,079, respectively.


SCHWAB INSTITUTIONAL SELECT(R) FUNDS


For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Institutional Select S&P 500 Fund paid brokerage commissions of $15,981, $16,343, and $25,496, respectively.



For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Institutional Select Large-Cap Value Index Fund paid brokerage commissions of $8,542, $12,775, and $29,211, respectively.



For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Institutional Select Small-Cap Value Index Fund paid brokerage commissions of $9,174, $19,740, and $30,381, respectively.


SCHWAB CORE EQUITY FUND(TM)


For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Core Equity Fund paid brokerage commissions of $165,304, $211,434, and $368,355, respectively.

SCHWAB HEDGED EQUITY FUND(TM)


For the fiscal year ended October 31, 2004 and 2003 and for the period between September 3, 2002 and October 31, 2002, the Schwab Hedged Equity Fund paid brokerage commissions of $63,395, $52,710 and $14,907, respectively.


SCHWAB SMALL-CAP EQUITY FUND(TM)


For the fiscal year ended October 31, 2004 and for the period between July 1, 2003 and October 31, 2003, the Schwab Small-Cap Equity Fund paid brokerage commissions of $102,431 and $39,865, respectively.


SCHWAB DIVIDEND EQUITY FUND(TM)


For the fiscal year ended October 31, 2004 and for the period between September 2, 2003 and October 31, 2003, the Schwab Dividend Equity Fund paid brokerage commissions of $198,237 and $86,268, respectively.


                             REGULAR BROKER-DEALERS

A fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended October 31, 2004, certain of the funds purchased securities issued by the following regular broker-dealers:


SCHWAB MARKETTRACK GROWTH PORTFOLIO



                                                                  Value of Fund's Holdings as of
                    Regular Broker-Dealer                                 October 31, 2004
                    ---------------------                                 ----------------
JPMorgan Chase & Co.                                                      $1,325,000
Morgan Stanley                                                              $542,000
The Bear Stearns Cos, Inc.                                                   $84,000



SCHWAB MARKETTRACK BALANCED PORTFOLIO



                                                                   Value of Fund's Holdings as of
                    Regular Broker-Dealer                                 October 31, 2004
                    ---------------------                                 ----------------
JPMorgan Chase & Co.                                                        $877,000
Morgan Stanley                                                              $358,000
The Bear Stearns Cos., Inc.                                                  $57,000



SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO






                                                                   Value of Fund's Holdings as of
                    Regular Broker-Dealer                                 October 31, 2004
                    ---------------------                                 ----------------
JPMorgan Chase & Co.                                                        $207,000
Morgan Stanley                                                               $83,000
The Bear Stearns Cos., Inc.                                                  $14,000

SCHWAB S&P 500 INDEX FUND



                                                                  Value of Fund's Holdings as of
                    Regular Broker-Dealer                                 October 31, 2004
                    ---------------------                                 ----------------
JPMorgan Chase & Co.                                                    $107,664,000
Morgan Stanley                                                           $43,709,000
Merrill Lynch & Co., Inc.                                                $39,421,000
The Bear Stearns Cos., Inc.                                               $7,696,000



SCHWAB 1000 INDEX(R) FUND



                                                                   Value of Fund's Holdings as of
                    Regular Broker-Dealer                                 October 31, 2004
                    ---------------------                                 ----------------
JPMorgan Chase & Co.                                                     $72,830,000
Morgan Stanley                                                           $29,939,000
Merrill Lynch & Co., Inc.                                                $26,830,000
Prudential Financial, Inc.                                               $12,538,000
The Bear Stearns Cos., Inc.                                               $5,284,000
Jefferies Group, Inc.                                                     $1,172,000



SCHWAB TOTAL STOCK MARKET INDEX FUND



                                                                   Value of Fund's Holdings as of
                    Regular Broker-Dealer                                 October 31, 2004
                    ---------------------                                 ----------------
JPMorgan Chase & Co.                                                     $11,423,000
Morgan Stanley                                                            $4,613,000
Merrill Lynch & Co., Inc.                                                 $4,304,000
Prudential Financial, Inc.                                                $2,114,000
The Bear Stearns Cos., Inc.                                               $1,290,000
Jefferies Group, Inc.                                                       $165,000
Investment Technology Group, Inc.                                            $73,000
Instinet Group, Inc.                                                          $6,000



SCHWAB INTERNATIONAL INDEX FUND



                                                                   Value of Fund's Holdings as of
                    Regular Broker-Dealer                                 October 31, 2004
                    ---------------------                                 ----------------
ABN Amro Holdings NV                                                      $7,108,000



SCHWAB CORE EQUITY FUND(TM)



                                                                   Value of Fund's Holdings as of
                    Regular Broker-Dealer                                 October 31, 2004
                    ---------------------                                 ----------------
JPMorgan Chase & Co.                                                      $3,048,000

SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND



                                                                   Value of Fund's Holdings as of
                    Regular Broker-Dealer                                 October 31, 2004
                    ---------------------                                 ----------------
JPMorgan Chase & Co.                                                      $4,448,000
Morgan Stanley                                                            $1,819,000
Merrill Lynch & Co., Inc.                                                 $1,640,000
The Bear Stearns Cos., Inc.                                                 $326,000



SCHWAB INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND



                                                                   Value of Fund's Holdings as of
                    Regular Broker-Dealer                                 October 31, 2004
                    ---------------------                                 ----------------
JPMorgan Chase & Co.                                                      $2,670,000
Morgan Stanley                                                            $1,093,000
The Bear Stearns Cos., Inc.                                                 $199,000



SCHWAB INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND



                                                                   Value of Fund's Holdings as of
                    Regular Broker-Dealer                                 October 31, 2004
                    ---------------------                                 ----------------
Investment Technology Group, Inc.                                           $108,000



SCHWAB FINANCIAL SERVICES FUND(TM)



                                                                   Value of Fund's Holdings as of
                    Regular Broker-Dealer                                 October 31, 2004
                    ---------------------                                 ----------------
Prudential Financial, Inc.                                                  $293,000



SCHWAB SMALL-CAP EQUITY FUND(TM)



                                                                   Value of Fund's Holdings as of
                    Regular Broker-Dealer                                 October 31, 2004
                    ---------------------                                 ----------------
Instinet Group, Inc.                                                        $384,000



SCHWAB DIVIDEND EQUITY FUND(TM)



                                                                   Value of Fund's Holdings as of
                    Regular Broker-Dealer                                 October 31, 2004
                    ---------------------                                 ----------------
JPMorgan Chase & Co.                                                      $8,823,000


                            DESCRIPTION OF THE TRUSTS


Each fund, except the Schwab 1000 Index(R) Fund, is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993. The Schwab 1000 Index Fund is a series of Schwab Investments, an open-end investment management company organized as a Massachusetts business trust on October 26, 1990.





The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of each trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Each Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its funds) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. Each Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, each Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, each trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in each Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

  PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2005:
New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by a fund's transfer agent no later than the close of the NYSE's trading session will be executed that day at the fund's (or class') share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.

As long as the funds or Schwab follow reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.


Each Trust's Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. These minimums may be waived, for clients of Schwab Institutional and Schwab Corporate Services retirement plans. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for retirement savings, education savings, or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs. The minimums may be changed without prior notice.



Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements. In order to aggregate investments for these purposes, investment managers must purchase shares through a financial institution, such as a broker, that has been approved by the fund or its distributor and that has the capability to process purchase and redemption orders and to monitor the balances of the managers' underlying customer accounts on an aggregated basis.



As explained in more detail in the funds' prospectus, each fund that charges a redemption fee reserves the right to waive its early redemption fee for certain tax-advantaged retirement plans or charitable giving funds, or in other circumstances when the fund's officers determine that such a waiver is in the best interests of the fund and its shareholders.


Each of the funds has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.


Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right, in its sole discretion, to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities. More information regarding the funds' policies regarding "market timing' is included in the funds' prospectus.



Shares of the funds may be held only through a Schwab account or certain financial intermediaries that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a financial intermediary.


                         EXCHANGING SHARES OF THE FUNDS


An exchange order involves the redemption of all or a portion of the shares of one SchwabFund and the simultaneous purchase of shares of another SchwabFund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds(R) that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.


The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each share class of a fund calculates its share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.


Shareholders of funds that invest in foreign securities should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund's securities may change on days when it is not possible to buy or sell shares of the fund. The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: generally securities traded on exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices; generally securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Generally securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.


In accordance with the 1940 Act, the underlying funds in which the MarketTrack Portfolios invest are valued at their respective net asset values as determined by those funds. The underlying funds that are money market funds may value their portfolio securities based on the value or amortized cost method. The other underlying funds value their portfolio securities based on market quotes if they are readily available.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in each fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the funds.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of a fund become ex-dividend with respect to such dividend (and each fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code.

Distributions from net capital gain (if any) that are designated as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gains dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. Long-term capital gains also will be taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

A fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in a fund, dividend distributions the fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for a fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2007, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of a fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.


Income that a MarketTrack Portfolio or the Schwab International Index Fund(R) receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a MarketTrack Portfolio or the Schwab International Index Fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and
904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the Schwab International Index Fund will have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and it will make this election. It is expected that the MarketTrack Portfolios will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent a MarketTrack Portfolio invests in an underlying mutual fund that elects to pass through foreign taxes, the MarketTrack Portfolio will not be able to pass through the taxes paid by the underlying mutual fund. Each shareholder's respective pro rata share of foreign taxes the MarketTrack Portfolio pays will, therefore, be netted against its share of the MarketTrack Portfolio's gross income.


The MarketTrack Portfolios and the Schwab International Index Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the Schwab International Index Fund(R) and the MarketTrack Portfolios do invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the Schwab International Index Fund and the MarketTrack Portfolios may be required to distribute amounts in excess of realized income and gains. To the extent that the Schwab International Index Fund and the MarketTrack Portfolios do invest in foreign securities which are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the funds' shareholders. Therefore, the payment of this tax would reduce the Schwab International Index Fund's and each of the MarketTrack Portfolio's economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.


Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the fund.

                                 TAX EFFICIENCY


The Schwab 1000 Index(R) Fund and Schwab Total Stock Market Index Fund employ specific investment strategies designed to minimize capital gain distributions while achieving each fund's investment objective. These strategies include selling the highest tax cost securities first, not re-balancing the portfolio to reflect changes in their indexes, trading only round-lots or large blocks of securities and focusing on individual tax lots in deciding when and how to manage the realization of capital gains. In addition, the investment adviser monitors, analyzes and evaluates each of these funds' portfolio as well as market conditions to carefully manage necessary trading activity and to determine when there are opportunities to realize capital losses, which offset realized capital gains. These policies will be utilized to the extent they do not have a material effect on each fund's ability to track or match the performance of its index. They may affect the composition of a fund's index holdings as compared to the index. There can be no assurance that the investment adviser will succeed in avoiding realized net capital gains.

                       STATEMENT OF ADDITIONAL INFORMATION
                         LAUDUS MARKETMASTERS FUNDS(TM)

                       LAUDUS U.S. MARKETMASTERS FUND(TM)
                     LAUDUS BALANCED MARKETMASTERS FUND(TM)
                     LAUDUS SMALL-CAP MARKETMASTERS FUND(TM)
                   LAUDUS INTERNATIONAL MARKETMASTERS FUND(TM)

                                FEBRUARY 28, 2005


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus.


To obtain a free copy of the prospectus, please contact Schwab at 1-800-435-4000 or write to the funds at P.O. Box 3812, Englewood, CO 80155-3812. For TDD service call 1-800-345-2550. The prospectus also may be available on the Internet at: http://www.schwab.com/marketmasters.


Each fund is a series of Schwab Capital Trust ("trust"). Prior to November 1, 2004, the Laudus MarketMasters Funds were named the Schwab MarketMasters FUNDS(R). In addition, the Laudus U.S. MarketMasters Fund was named the Schwab U.S. MarketMasters Fund(TM); the Laudus Balanced MarketMasters Fund was named the Schwab Balanced MarketMasters Fund(TM); the Laudus Small-Cap MarketMasters Fund was named the Schwab Small-Cap MarketMasters Fund(TM); and the Laudus International MarketMasters Fund was named the Schwab International MarketMasters Fund(TM). The funds' investment adviser, Charles Schwab Investment Management, Inc. ("CSIM") acts as the "manager of managers" of the funds and, subject to approval by the funds' Board of Trustees, hires sub-advisers ("investment managers") to manage portions of the funds' assets.


Prior to June 3, 2002, the Schwab MarketMasters Funds were named the Schwab MarketManager Portfolios(R). In addition, the Schwab U.S. MarketMasters Fund was named the Schwab MarketManager Growth Portfolio; the Schwab Balanced MarketMasters Fund was named the Schwab MarketManager Balanced Portfolio; the Schwab Small-Cap MarketMasters Fund was named the Schwab MarketManager Small Cap Portfolio; and the Schwab International MarketMasters Fund was named the Schwab MarketManager International Portfolio.


The funds' audited financial statements from the funds' annual report for the fiscal year ended October 31, 2004, are incorporated by reference into this SAI. A copy of the funds 2004 annual report is delivered with the SAI.


                                TABLE OF CONTENTS


                                                                       Page
                                                                       ----
INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES,
RISKS AND LIMITATIONS.....................................................2
MANAGEMENT OF THE FUNDS..................................................37
DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES........................48
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................55
INVESTMENT ADVISORY AND OTHER SERVICES...................................56
BROKERAGE ALLOCATION AND OTHER PRACTICES.................................83
DESCRIPTION OF THE TRUST.................................................87
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS
AND PRICING OF SHARES....................................................88

TAXATION.................................................................91
APPENDIX -- RATINGS OF INVESTMENT SECURITIES.............................94

      INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund.

LAUDUS U.S. MARKETMASTERS FUND(TM) seeks capital growth.

LAUDUS BALANCED MARKETMASTERS FUND(TM) seeks capital growth and income.

LAUDUS SMALL-CAP MARKETMASTERS FUND(TM) seeks long-term capital appreciation.

LAUDUS INTERNATIONAL MARKETMASTERS FUND(TM) seeks long-term capital appreciation.

The following investment policies, securities, strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. There is no guarantee the funds will achieve their objectives.

                            FUND INVESTMENT POLICIES

It is the Laudus U.S. MarketMasters Fund's policy that under normal circumstances it will invest at least 80% of its net assets in equity securities of U.S. companies or investments with similar economic characteristics. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. A U.S. company is a company (i) whose securities are traded on a recognized stock exchange in the United States; (ii) that, alone or on a consolidated basis, derives more than 50% or more of its annual revenue from either goods produced, sales made or services performed in the United States; or (iii) is organized or has a principal office in the United States.

It is the Laudus Small-Cap MarketMasters Fund's policy that under normal circumstances it will invest at least 80% of its net assets in equity securities of companies with small market capitalizations or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. Companies with small market capitalizations generally are those with market capitalizations of $2.5 billion or less, at the time of the fund's investment, but may include companies with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $2.5 billion at the time of the fund's investment.

It is the Laudus Balanced MarketMasters Fund's policy that under normal circumstances it will invest at least 25% of its assets in equity securities or investments with similar economic characteristics and at least 25% of its assets in fixed income securities or investments with similar economic characteristics. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

It is the Laudus International MarketMasters Fund's policy that under normal circumstances it will invest a substantial amount of its assets in equity securities of companies outside the United States. The fund expects to invest in companies across market capitalization ranges. The fund typically focuses on developed markets but may invest in companies from emerging markets as well.

                   INVESTMENT SECURITIES, STRATEGIES AND RISKS

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BORROWING. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. A fund's borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of a fund's shares and in its portfolio yield. A fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission ("SEC"). If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.

Each fund may establish lines-of-credit ("lines") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short term, promissory notes issued by banks, corporations and other institutions to finance short term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities.

CREDIT DEFAULT SWAPS. The funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the funds would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the funds would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the funds would keep the stream of payments and would have no payment obligations. As the seller, the funds would be subject to investment exposure on the notional amount of the swap.

The funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the funds would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the funds in the event of a default.

CREDIT AND LIQUIDITY SUPPORTS may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund, and affect its share price.

DEBT INSTRUMENTS are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. Fixed income securities are debt obligations. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed ("principal") until it is paid back upon maturity.

Debt instruments experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt instruments generally will not occur. This is known as extension risk and may cause the value of debt instruments to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt instruments also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities ("bonds") tend to have higher credit risk generally than U.S. government debt securities. Debt instruments also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of the issuer.


See the Appendix for a full description of the various ratings assigned to debt securities by various nationally recognized statistical rating organizations ("NRSRO"s).


DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the purchaser until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.

DEMAND FEATURES, which may include guarantees, are used to shorten a security's effective maturity and/or enhance its creditworthiness. If a demand feature provider were to refuse to permit the feature's exercise or otherwise terminate its obligations with respect to such feature, however, the security's effective maturity may be lengthened substantially, and/or its credit quality may be adversely impacted. In either event, a fund may experience an increase in share price volatility. This also could lengthen a fund's overall average effective maturity.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

Depositary Receipts also include securities issued by a trust representing an undivided beneficial ownership interest in the assets of the trust, usually common stocks of a group of companies. The trust generally holds the deposited common stocks for the benefit of the holders of the depositary receipts. Issuers generally are not registered as investment companies under the 1940 Act. The trustee of a trust is typically limited to performing only administrative and ministerial duties, for which it is paid out of trust assets. The risks of investing in depositary receipts generally reflect the risks of the securities held in the trust. The acquisition and disposal of some depositary receipts is limited to round-lots or round-lot multiples. Depositary receipts may trade in the secondary market at prices lower than the aggregate value of the corresponding underlying securities. In such cases, some depositary receipts enable the holders to realize the underlying value of the securities by canceling the receipt and receiving a corresponding amount of underlying securities, which requires the payment of fees and expenses.

DERIVATIVE INSTRUMENTS are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.

Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.

In addition to the derivative instruments and strategies described in this SAI, the investment adviser or sub-adviser expects to discover additional derivative instruments and other hedging or risk management techniques. The investment adviser or sub-adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund's investment objective and permitted by a fund's investment limitations, operating policies, and applicable regulatory authorities.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.

DURATION was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligation's maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Duration is the magnitude of the change in the price of a bond relative to a given change in market interest rates. Duration management is one of the fundamental tools used by the investment adviser for debt portions of the portfolios.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, EDRs, and interests in real estate investment trusts, (for more information on real estate investment trusts, "REITs", see section entitled "Real Estate Investments Trusts").

Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer's earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.

Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities. Because preferred stocks pay a fixed or variable stream of dividends, they have many of the characteristics of a fixed income security and are, therefore, included in both the definition of equity security and fixed income security.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate and have lower ratings from ratings organizations than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund's ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer's creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

EVENT-LINKED BONDS. Each fund may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

FOREIGN CURRENCY TRANSACTIONS. All funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

The funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

Funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the fund expects to purchase).

Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's holdings of securities denominated in a particular currency and forward contracts into which the fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.

Forwards will be used primarily to adjust the foreign exchange exposure of each fund with a view to protecting the outlook, and the funds might be expected to enter into such contracts under the following circumstances:

LOCK IN. When the investment adviser or sub-adviser/investment manager ("sub-adviser") desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

CROSS HEDGE. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the fund's portfolio holdings denominated in the currency sold.

DIRECT HEDGE. If the investment adviser or sub-adviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser or sub-adviser thinks that a fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.

PROXY HEDGE. The investment adviser or sub-adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

COSTS OF HEDGING. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund's net asset value per share.

TAX CONSEQUENCES OF HEDGING. Under applicable tax law, the funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid by the funds are classified as capital gains or ordinary income.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which the funds may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the funds will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.

FORWARD CONTRACTS are sales contracts between a buyer (holding the "long" position, and the seller (holding the "short" position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission ("CFTC") licenses and regulates on foreign exchanges.

Each fund that engages in futures contracts must maintain a small portion of its assets in cash to process shareholder transactions in and out of it to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, each fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While a fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures in order to simulate full investment, these same risks apply.

When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund have acquired or expect to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

HIGH YIELD SECURITIES, also called lower quality bonds ("junk bonds"), are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. Adverse economic developments could disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.

Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which a fund purchased them.

Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium- to lower-quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INITIAL PUBLIC OFFERING. The funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A fund's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market of IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.


INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("Schwab Funds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.


INTERNATIONAL BONDS are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts and securities purchased on foreign securities exchanges, may subject a fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

LOAN INTERESTS, and other direct debt instruments or interests therein, may be acquired by a fund. A loan interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. When a Collateral Bank holds collateral, such collateral typically consists of one or more of the following asset types: inventory, accounts receivable, property, plant and equipment, intangibles, common stock of subsidiaries or other investments. These loan interests may take the form of participation interests in, assignments of or novations of a loan during its second distribution, or direct interests during a primary distribution. Such loan interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests. A fund may also acquire loan interests under which a fund derives its rights directly from the borrower. Such loan interests are separately enforceable by a fund against the borrower and all payments of interest and principal are typically made directly to a fund from the borrower. In the event that a fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of the Collateral Bank for their mutual benefit. A fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

The investment adviser or sub-adviser will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. Credit ratings are typically assigned to Loan Interests in the same manner as with other fixed income debt securities, and the investment adviser or sub-adviser analyzes and evaluates these ratings, if any, in deciding whether to purchase a Loan Interest. The investment adviser or sub-adviser also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which a fund does not have privity with the borrower, those institutions from or through whom a fund derives its rights in a loan ("Intermediate Participants").

In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all the institutions which are parties to the loan agreement. A fund will generally rely upon the Agent or Intermediate Participant to receive and forward to a fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a fund has direct recourse against the borrower, a fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, a fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of a fund and the other holders pursuant to the applicable loan agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of a fund were determined to be subject to the claims of the Agent's general creditors, a fund might incur certain costs and delays in

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
realizing payment on a Loan Interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.

Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a fund does not receive a scheduled interest or principal payment on such indebtedness, a fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

The Loan Interests market is in a developing phase with increased participation among several investor types. The dealer community has become increasingly involved in this secondary market. If, however, a particular Loan Interest is deemed to be illiquid, it would be valued using procedures adopted by the Board of Trustees. In such a situation, there is no guarantee that a fund will be able to sell such Loan Interests, which could lead to a decline in the value of the Loan Interests and the value of a fund's shares.

LOAN PARTICIPATIONS. The funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a fund were determined to be subject to the claims of the agent bank's general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a fund bears a substantial risk of losing the entire amount invested.

Each fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, a fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the funds. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a fund and the corporate borrower, if the participation does not shift to the funds the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the funds to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the funds have invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the investment adviser or sub-advisers believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the funds' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a fund.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the funds. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the funds rely on the investment adviser's and sub-advisers' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the funds.

MATURITY OF INVESTMENTS will generally be determined using the portfolio fixed income securities' final maturity dates. However for certain securities, maturity will be determined using the security's effective maturity date. The effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the investment adviser. For an interest rate swap agreement, its effective maturity would be equal to the difference in the effective maturity of the interest rates "swapped." Securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to, or in lieu of, the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund's securities at the time of the calculation. A fund may invest in securities with final or effective maturities of any length.

MONEY MARKET SECURITIES are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

Each fund may keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities. Each fund may also invest in money market securities to the extent it is consistent with its investment objective.

MORTGAGE-BACKED SECURITIES ("MBS") and other ASSET-BACKED SECURITIES ("ABS") may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the

Government National Mortgage Association (GNMA or Ginnie Mae) and Fannie Mae or Freddie Mac, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.

ABS have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization. In the case of privately-issued mortgage-related and asset-backed securities, the Portfolios take the position that such instruments do not represent interests in any particular industry or group of industries.

COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

COLLATERALIZED DEBT OBLIGATIONS. The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COLLATERALIZED MORTGAGE OBLIGATION ("CMO") is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO's generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Under certain circumstances these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases.

Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

Examples of municipal securities that are issued with original maturities of 397 days or less are short term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which may be exempt from federal income tax and, typically, personal income tax of a state or locality. Some municipal securities are taxable. These securities are issued by state and local governments and instrumentalities thereof that pay interest that is not exempt from federal income tax. States and municipalities issue taxable instruments for various reasons, relating in some cases to the nature of the project being financed and to various specific ceilings on debt issuance in others. The rate of interest payable on such instruments typically reflects its taxable nature.

NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS. A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call and put options written by a fund will be covered, which means that a fund will own the securities subject to the option so long as the option is outstanding or the fund will earmark or segregate assets for any outstanding option contracts.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the funds write will be covered, which means that the fund will earmark or segregate cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the funds. However, in return for the option premium, the funds accept the risk that they may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which they may invest or any securities index or basket of securities based on securities in which they may invest. In addition, the funds may purchase and sell foreign currency options and foreign currency futures contracts and related options. The funds may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased or wrote.

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An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the funds generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the funds will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.

OTHER SECURITIES may be held by a fund under certain circumstances. For example, a fund could make payment of a redemption wholly, or in part, by a distribution in-kind of securities from its portfolio rather than payment in cash. In such a case, a fund may hold the securities distributed until the investment adviser determines that it is appropriate to sell them.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon a fund's attempt to exercise the put, a fund may have to treat the security's final maturity as its effective maturity. If that occurs, the security's price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for a fund. This also could lengthen a fund's overall average effective maturity. Standby commitments are types of puts.


QUALITY OF FIXED INCOME INVESTMENTS will be principally investment-grade for each fund's assets. Investment-grade quality securities are rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser or sub-adviser. Sometimes an investment-grade quality security may be downgraded to a below investment-grade quality rating. If a security no longer has at least one investment-quality rating from an NRSRO, the investment adviser or sub-adviser would reanalyze the security in light of the downgrade and determine whether a fund should continue to hold the security. However, such downgrade would not require the investment adviser or sub-advisers to sell the security on behalf of a fund. Sometimes lower-quality securities may be downgraded to an even lower quality. The investment adviser or sub-adviser may also elect to purchase high-yield securities that are rated (at the time of purchase) B or higher or the equivalent by Moody's, S&P or Fitch, Inc. or are determined to be of similar investment quality by the investment manager.


REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Internal Revenue Code of 1986, as amended ("Code"). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940 ("1940 Act").

REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, the fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees will take into account various factors, including: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, its general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. If a fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the fund to a greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on the fund's portfolio's securities. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.

A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by a fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund's use of the cash it receives from a mortgage dollar roll will provide a positive return.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund will engage in securities lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral, and it may invest it in short term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited.

Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and offshore funds. Hedge funds and offshore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds have greater ability to make investments or use investment techniques, such as leveraging, that can increase investment return but also may substantially increase the risk of losses. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as six months or more. This means investors would not be able to sell their shares of a hedge fund until such time had past, and the investment may be deemed to be illiquid. In addition, because hedge funds may not value their portfolio holdings on a frequent basis, investments in those hedge funds may be difficult to price.

Funds also may invest in exchange traded funds, such as Standard & Poor's Depositary Receipts ("SPDRs") Trust. ETFs generally are structured as mutual funds or unit investment trusts. Shares of an ETF generally are listed on a national securities exchange and may be bought and sold throughout the day at market prices, which maybe higher or lower than the shares' net asset value. As with any exchange-listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.

SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. "Uncovered" short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, the fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.

A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. If a fund sells securities short "against the box," it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.

SINKING FUNDS may be established by bond issuers to set aside a certain amount of money to cover timely repayment of bondholders' principal raised through a bond issuance. By creating a sinking fund, the issuer is able to spread repayment of principal to numerous bondholders while reducing reliance on its then current cash flows. A sinking fund also may allow the issuer to annually repurchase certain of its outstanding bonds from the open market or repurchase certain of its bonds at a call price named in a bond's sinking fund provision. This call provision will allow bonds to be prepaid or called prior to a bond's maturity. The likelihood of this occurring is substantial during periods of falling interest rates.

SMALL-COMPANY STOCKS include small-cap stocks, which generally are common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing

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public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small company's stock, and even cause some small companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.

SPREAD TRANSACTIONS may be used for hedging or managing risk. A fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that a fund does not own, but which is used as a benchmark. The risk to a fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.

SWAP AGREEMENTS can be structured to increase or decrease a fund's exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser or sub-adviser.

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
Swaps agreements are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. In addition, the funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. A fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

For purposes of applying the funds' investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the funds at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

TEMPORARY DEFENSIVE STRATEGIES are strategies the funds may take for temporary or defensive purposes. The investment strategies for the funds are those that the funds use during normal circumstances. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short term obligations that would not ordinarily be consistent with the funds' objectives. A fund will do so only if the investment adviser or sub-advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. When a fund engages in such activities, it may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

VARIABLE- AND FLOATING-RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable-rate demand security purchased by a fund. In addition, a fund may exercise its demand rights only at certain times. A fund could also suffer losses in the event that the issuer defaults on its obligation.

WRAP AGREEMENTS may be entered into by a fund with insurance companies, banks or other financial institutions ("wrapper providers"). A wrap agreement typically obligates the wrapper provider to maintain the value of the assets covered under the agreement ("covered assets") up to a specified maximum dollar amount upon the occurrence of certain specified events. The value is pre-determined using the purchase price of the securities plus interest at a specified rate minus an adjustment for any defaulted securities. The specified interest rate may be adjusted periodically under the terms of the agreement. While the rate typically will reflect movements in the market rates of interest, it may at times be less or more than the actual rate of income earned on the covered assets. The rate also can be impacted by defaulted securities and by purchase and redemption levels in a fund. A fund also pays a fee under the agreement, which reduces the rate as well.

Wrap agreements may be used as a risk management technique intended to help minimize fluctuations in a fund's NAV. However, a fund's NAV will typically fluctuate at least minimally, and may fluctuate more at times when interest rates are fluctuating. Additionally, wrap agreements do not protect against losses a fund may incur if the issuers of portfolio securities do not make timely payments of interest and/or principal. A wrap agreement provider also could default on its obligations under the agreement. Therefore, the funds will only invest in a wrap provider with an investment-grade credit rating. There is no active trading market for wrap agreements and none is expected to develop. Therefore, wrap agreements are considered illiquid investments. There is no guarantee that a fund will be able to purchase any wrap agreements or replace ones that defaulted. Wrap agreements are valued using procedures adopted by the Board of Trustees. There are risks that the value of a wrap agreement may not be sufficient to minimize the fluctuations in a fund's NAV. All of these factors might result in a decline in the value of a fund's shares.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the Code and avoid a certain excise tax, a fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING SHARES.

EACH OF THE LAUDUS U.S. MARKETMASTERS FUND(TM), LAUDUS BALANCED MARKETMASTERS FUND(TM) AND LAUDUS SMALL-CAP MARKETMASTERS FUND(TM) MAY NOT:

1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.

2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

THE LAUDUS INTERNATIONAL MARKETMASTERS FUND(TM) MAY NOT:

1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of
Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a fund's investment restriction.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund's Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

1)    Invest more than 15% of its net assets in illiquid securities.

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4) Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

                             MANAGEMENT OF THE FUNDS

Each fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 7 times during the most recent fiscal year.

Certain trustees are "interested persons." A trustee may be considered an interested person of the trust under the 1940 Act if he or she is an officer, director or employee of CSIM or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds' investment adviser and distributor.

The information below is provided as of October 31, 2004. Each of the officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios (collectively referred to herein as the "Family of Investment Companies"), which as of October 31, 2004, included 51 funds.


On January 30, 2004, CSIM became the investment advisor of the Laudus Trust and the Laudus Variable Insurance Trust (the Family of Investment Companies, Laudus Trust and Laudus Variable Insurance Trust are collectively referred to herein as the "fund complex"). As of December 31, 2004, the fund complex consisted of 63 funds. Ms. Byerwalter and Mr. Hasler also serve as trustees for the Laudus Trust and Laudus Variable Insurance Trust, therefore, each of these trustees oversees all 63 funds in the fund complex. The address of each individual is 101 Montgomery Street, San Francisco, California 94104.



Each officer's and trustee's principal occupations during the past five years, other current directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:



                         POSITION(S)        TERM OF OFFICE
NAME AND                 WITH THE             AND LENGTH              PRINCIPAL OCCUPATIONS
DATE OF BIRTH            TRUST             OF TIME SERVED 1         DURING THE PAST FIVE YEARS              OTHER DIRECTORSHIPS
-------------            -----             -----------------        --------------------------              -------------------
                                                  INDEPENDENT TRUSTEES

DONALD F. DORWARD        Trustee          Trustee of Schwab       Chief Executive Officer,
September 23, 1931                        Capital Trust since     Dorward & Associates
                                          1993.                   (corporate management,
                                                                  marketing and communications
                                                                  consulting firm).



------------
1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

                         POSITION(S)        TERM OF OFFICE
NAME AND                 WITH THE             AND LENGTH              PRINCIPAL OCCUPATIONS
DATE OF BIRTH            TRUST             OF TIME SERVED 1         DURING THE PAST FIVE YEARS              OTHER DIRECTORSHIPS
-------------            -----             -----------------        --------------------------              -------------------
ROBERT G. HOLMES         Trustee          Trustee of Schwab       Chairman, Chief Executive
May 15, 1931                              Capital Trust since     Officer and Director, Semloh
                                          1993.                   Financial, Inc. (international
                                                                  financial services and
                                                                  investment advisory firm).

DONALD R. STEPHENS       Trustee          Trustee of Schwab       Managing Partner, D.R.
June 28, 1938                             Capital Trust since     Stephens & Company
                                          1993.                   (investments).

MICHAEL W. WILSEY        Trustee          Trustee of Schwab       Chairman and Chief Executive
August 18, 1943                           Capital Trust since     Officer, Wilsey Bennett, Inc.
                                          1993.                   (truck and air transportation,
                                                                  real estate investment and
                                                                  management, and investments).

MARIANN BYERWALTER       Trustee          Trustee of Schwab       Chairman of JDN Corporate         Ms. Byerwalter is on the Board
August 13, 1960                           Capital Trust since     Advisory LLC. From 1996 to        of Stanford University, America
                                          2000.                   2001, Ms. Byerwalter was the      First Companies, Omaha, NE
                                                                  Vice President for Business       (venture capital/fund
                                                                  Affairs and Chief Financial       management), Redwood Trust, Inc.
                                                                  Officer of Stanford University    (mortgage finance),  Stanford
                                                                  and, in 2001, Special Advisor     Hospitals and Clinics, SRI
                                                                  to the President of Stanford      International (research), PMI
                                                                  University. 2                     Group, Inc. (mortgage
                                                                                                    insurance), Lucile Packard
                                                                                                    Children's Hospital and in 2004,
                                                                                                    Laudus Trust and Laudus Variable
                                                                                                    Insurance Trust; Director until
                                                                                                    2002, LookSmart, Ltd. (an
                                                                                                    Internet infrastructure
                                                                                                    company).



----------
2 Charles R. Schwab, an interested trustee (see below) has served as a Trustee of Stanford University since December 1993. From 1996 to 2001, Ms. Byerwalter was Chief Financial Officer of Stanford.

                         POSITION(S)        TERM OF OFFICE
NAME AND                 WITH THE             AND LENGTH              PRINCIPAL OCCUPATIONS
DATE OF BIRTH            TRUST             OF TIME SERVED 1         DURING THE PAST FIVE YEARS              OTHER DIRECTORSHIPS
-------------            -----             -----------------        --------------------------              -------------------
WILLIAM A. HASLER        Trustee          Trustee of Schwab       Co-Chief Executive                Mr. Hasler is on the Board of
November 22, 1941                         Capital Trust since     Officer, Aphton                   Airlease Ltd. (aircraft
                                          2000.                   Corporation                       leasing), Mission West
                                                                  (bio-pharmaceuticals).            Properties (commercial real
                                                                                                    estate), Stratex Corp. (a
                                                                                                    network equipment corporation),
                                                                                                    Solectron Corporation where he
                                                                                                    is also Non-Executive Chairman
                                                                                                    (manufacturing) and in 2004,
                                                                                                    Laudus Trust and Laudus Variable
                                                                                                    Insurance Trust. Mr. Hasler is
                                                                                                    also the Public Governor and
                                                                                                    member of the Executive
                                                                                                    Committee for Pacific Stock &
                                                                                                    Options Exchange. Until 2004,
                                                                                                    Mr. Hasler was on the Board of
                                                                                                    Tenera, Inc. (services and
                                                                                                    software).

GERALD B. SMITH          Trustee          Trustee of Schwab       Since 1990, Chairman and          Mr. Smith is also on the Board
September 28, 1950                        Capital Trust since     Chief Executive Officer           of Directors of Rorento N.V.
                                          2000.                   and founder of Smith              (investments - Netherlands) and
                                                                  Graham & Co. (investment          Cooper Industries (electrical
                                                                  advisors).                        products, tools and hardware),
                                                                                                    and is a member of the audit
                                                                                                    committee of Northern Border
                                                                                                    Partners, L.P. (energy);
                                                                                                    Director until 2002, Pennzoil
                                                                                                    Quaker State Company (oil and
                                                                                                    gas).

                         POSITION(S)        TERM OF OFFICE
NAME AND                 WITH THE             AND LENGTH              PRINCIPAL OCCUPATIONS
DATE OF BIRTH            TRUST             OF TIME SERVED 1         DURING THE PAST FIVE YEARS              OTHER DIRECTORSHIPS
-------------            -----             -----------------        --------------------------              -------------------

                                                  INTERESTED TRUSTEES

CHARLES R. SCHWAB 3       Chairman and    Chairman and Trustee    Chairman, Chief Executive         Director, Siebel Systems (a
July 29, 1937             Trustee         of Schwab Capital       Officer and Director, The         software company) and Xign, Inc.
                                          Trust since 1993.       Charles Schwab Corporation,       (a developer of electronic
                                                                  Charles Schwab & Co., Inc.;       payment systems); Trustee,
                                                                  Chairman and Director, Charles    Stanford University, since 1993;
                                                                  Schwab Investment Management,     Director, TrustMark, Inc.;
                                                                  Inc.; Chairman, Charles Schwab    Director, The Gap, Inc.
                                                                  Holdings (UK); Chief Executive    (clothing retailer), until May
                                                                  Officer and Director, Schwab      2004; Director, The Charles
                                                                  Holdings, Inc.; Chairman and      Schwab Trust Company, until July
                                                                  Chief Executive Officer, Schwab   2001; Director, Audiobase, Inc.
                                                                  (SIS) Holdings, Inc. I, Schwab    (full-service audio solutions
                                                                  International Holdings, Inc.;     for the Internet), until March
                                                                  Director, U.S. Trust              2002; Director, Vodaphone
                                                                  Corporation, United States        AirTouch PLC (a
                                                                  Trust Company of New York;        telecommunications company)
                                                                  Co-Chief Executive Officer        until May 2002.
                                                                  until May 2003, The Charles
                                                                  Schwab Corporation.



----------
3 In addition to his employment with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation. Mr. Schwab is an Interested Trustee because he is an officer and employee of Schwab and/or the adviser.

                         POSITION(S)        TERM OF OFFICE
NAME AND                 WITH THE             AND LENGTH              PRINCIPAL OCCUPATIONS
DATE OF BIRTH            TRUST             OF TIME SERVED 1         DURING THE PAST FIVE YEARS              OTHER DIRECTORSHIPS
-------------            -----             -----------------        --------------------------              -------------------
                                                        OFFICERS

EVELYN DILSAVER          President and    Officer of Schwab       Executive Vice President and
May 4, 1955              Chief            Capital Trust since     President, Charles Schwab
                         Executive        2004.                   Investment Management, Inc.
                         Officer                                  From June 2003 to July 2004,
                                                                  Ms. Dilsaver was Senior Vice
                                                                  President of the Asset
                                                                  Management Products and
                                                                  Services Enterprise, with
                                                                  responsibility for product
                                                                  development and distribution.
                                                                  Prior to this, Ms. Dilsaver was
                                                                  Executive Vice President of
                                                                  U.S. Trust, a subsidiary of The
                                                                  Charles Schwab Corporation, as
                                                                  their chief financial officer
                                                                  and chief administrative
                                                                  officer.

STEPHEN B. WARD          Senior Vice      Officer of Schwab       Director, Senior Vice
April 5, 1955            President and    Capital Trust since     President and Chief Investment
                         Chief            1991.                   Officer, Charles Schwab
                         Investment                               Investment Management, Inc.;
                         Officer.                                 Chief Investment Officer, The
                                                                  Charles Schwab Trust Company.

                         POSITION(S)        TERM OF OFFICE
NAME AND                 WITH THE             AND LENGTH              PRINCIPAL OCCUPATIONS
DATE OF BIRTH            TRUST             OF TIME SERVED 1         DURING THE PAST FIVE YEARS              OTHER DIRECTORSHIPS
-------------            -----             -----------------        --------------------------              -------------------
GEORGE PEREIRA           Treasurer and    Officer of Schwab       From December 1999 to November
June 9, 1964             Principal        Capital Trust since     2004, Mr. Pereira was Sr. Vice
                         Financial        2004.                   President, Financial Reporting
                         Officer                                  Charles Schwab & Co., Inc.
                                                                  From September 1999 to December
                                                                  1999, Mr. Pereira was Chief
                                                                  Financial Officer, Commerzbank
                                                                  Capital Markets. Prior to
                                                                  September 1999, Mr. Pereira was
                                                                  Managing Director at the New
                                                                  York Stock Exchange.

KOJI E. FELTON           Secretary        Officer of Schwab       Senior Vice President, Chief
March 13, 1961                            Capital Trust since     Counsel and Assistant
                                          1998.                   Corporate Secretary, Charles
                                                                  Schwab Investment Management,
                                                                  Inc.

                         POSITION(S)        TERM OF OFFICE
NAME AND                 WITH THE             AND LENGTH              PRINCIPAL OCCUPATIONS
DATE OF BIRTH            TRUST             OF TIME SERVED 1         DURING THE PAST FIVE YEARS              OTHER DIRECTORSHIPS
-------------            -----             -----------------        --------------------------              -------------------
RANDALL FILLMORE         Chief            Officer of Schwab       Senior Vice President,
November 11, 1960        Compliance       Capital Trust since     Institutional Compliance
                         Officer          2002.                   and Chief Compliance Officer,
                                                                  Charles Schwab Investment
                                                                  Management, Inc. From 2002 to
                                                                  2003, Mr. Fillmore was Vice
                                                                  President, Charles Schwab & Co.
                                                                  and Charles Schwab Investment
                                                                  Management, Inc. From 2000 to
                                                                  2002, Mr. Fillmore was Vice
                                                                  President of Internal Audit,
                                                                  Charles Schwab & Co. Prior to
                                                                  2000, Mr. Fillmore was with
                                                                  PricewaterhouseCoopers LLP.

KIMON P. DAIFOTIS        Senior Vice      Officer of Schwab       Senior Vice President and
July 10, 1959            President and    Capital Trust since     Chief Investment Officer -
                         Chief            2004.                   Fixed Income, Charles Schwab
                         Investment                               Investment Management, Inc.
                         Officer.                                 Prior to 2004, Mr. Daifotis was
                                                                  Vice President and Sr.
                                                                  Portfolio Manager, Charles
                                                                  Schwab Investment Management,
                                                                  Inc.

JEFFREY M. MORTIMER      Senior Vice      Officer of Schwab       Senior Vice President and
September 29, 1963       President and    Capital Trust since     Chief Investment Officer --
                         Chief            2004.                   Equities, Charles Schwab
                         Investment                               Investment Management, Inc.
                         Officer.                                 Prior to 2004, Mr. Mortimer was
                                                                  Vice President and Sr.
                                                                  Portfolio Manager, Charles
                                                                  Schwab Investment Management,
                                                                  Inc.

The continuation of the funds' investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.


At the August 31, 2004 meeting, the Board of Trustees, including a majority of Independent Trustees, approved the funds' investment advisory and administration agreement with CSIM. At the May 13, 2004, based on the recommendation of CSIM, the trustees, including a majority of the Independent Trustees, unanimously approved the sub-advisory agreements between CSIM and each sub-adviser and the re-appointment of the sub-advisers to manage a portion of the assets of the funds.



In addition, at a special board meeting on October 1, 2004 and the November 16, 2004 board meeting, the Board of Trustees, including a majority of the Independent Trustees, approved sub-advisory agreements between CSIM and TCW Investment Management Company, and CSIM and Gardner Lewis Asset Management L.P., respectively, and appointed these sub-advisers to manage a portion of the assets of the funds.



The Board approved the advisory and sub-advisory agreements (the "Agreements") and approved the selection of CSIM as investment adviser to the funds based on its consideration and evaluation of a variety of specific factors presented at the various meetings, such as: (1) the nature and quality of the services provided to the funds under the Agreements; (2) the funds' expenses under the Agreements and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.



First, with respect to the nature and quality of the services provided to the funds, the Board considered, among other things, personnel, experience, track record and compliance program. With respect to CSIM, the Board also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The Board also considered Schwab's excellent reputation as a full service firm and its overall financial condition. Finally the trustees considered that the vast majority of the funds' investors are also brokerage clients of Schwab, and CSIM is in a unique position to better advance the interests of these investors within the larger Schwab organization.

Second, with respect to the funds' expenses under the Agreements, the Board considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The Board also considered the existence of any economies of scale and whether those were passed along to the funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. The Board also considered information about average expense ratios of funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to fund performance, the Board considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The Board considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board considered both risk and shareholder risk expectations for a given fund.

Fourth, with regard to profitability, the Board considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The Board also considered any benefits derived by the investment adviser from its relationship with the funds, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the Board reviewed management's profitability analyses with the assistance of independent accountants. The Board also considered whether the levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds.

In its deliberations, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the Agreements and concluded that the compensation under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                               TRUSTEE COMMITTEES


The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the Independent Trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.


The trust has a Nominating Committee that is comprised of all of the Independent Trustees, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees.

                              TRUSTEE COMPENSATION


The following table provides trustee compensation for the fiscal year ending October 31, 2004. This information is for the fund complex, which included 61 funds as of October 31, 2004.



                                             Pension or
                                             Retirement
                              ($)             Benefits
                           Aggregate         Accrued as              ($)
                          Compensation      Part of Fund     Total Compensation
Name of Trustee            From the:          Expenses        from Fund Complex
---------------                               --------        -----------------
                          Schwab Capital
                          Trust
                            -----
Charles R. Schwab         0                 N/A              0
Mariann Byerwalter        $30,600           N/A              $203,324
Donald F. Dorward         $30,600           N/A              $161,100
William A. Hasler         $30,600           N/A              $203,324
Robert G. Holmes          $30,600           N/A              $161,100
Gerald B. Smith           $30,600           N/A              $161,100
Donald R. Stephens        $30,600           N/A              $161,100
Michael W. Wilsey         $29,500           N/A              $155,010


                  SECURITIES BENEFICIALLY OWNED BY EACH TRUSTEE


The following table provides each Trustee's equity ownership of a fund and ownership of all registered investment companies overseen by each Trustee in the family of investment companies as of December 31, 2004. As of December 31, 2004, the Family of Investment Companies included 53 funds.



                                                                                                      Aggregate
                                                                                                   Dollar Range of
                                                                                                       Trustee
                                                                                                     Ownership In
                                                                                                    the Family of
Name of                                                                                               Investment
Trustee                                  Dollar Range of Trustee Ownership of the:                    Companies
-------                                  -----------------------------------------                    ---------
                            Laudus        Laudus
                            U.S.          Balanced      Laudus Small-        Laudus
                            Market-       Market-       Cap Market-          International
                            Masters       Masters       Masters              Market-
                            Fund(TM)      Fund(TM)      Fund(TM)             Masters Fund(TM)
                            --------      --------      --------             ----------------
Charles R. Schwab               None          None      $10,001-$50,000      $10,001-$50,000        Over $100,000
Mariann Byerwalter              None          None             None                 None            Over $100,000
Donald F. Dorward               None          None             None                 None            Over $100,000
William A. Hasler               None          None             None                 None            Over $100,000

                                                                                                      Aggregate
                                                                                                   Dollar Range of
                                                                                                       Trustee
                                                                                                     Ownership In
                                                                                                    the Family of
Name of                                                                                               Investment
Trustee                                  Dollar Range of Trustee Ownership of the:                    Companies
-------                                  -----------------------------------------                    ---------
                            Laudus        Laudus
                            U.S.          Balanced      Laudus Small-        Laudus
                            Market-       Market-       Cap Market-          International
                            Masters       Masters       Masters              Market-
                            Fund(TM)      Fund(TM)      Fund(TM)             Masters Fund(TM)
                            --------      --------      --------             ----------------
Robert G. Holmes                None          None             None                 None            Over $100,000
Gerald B. Smith                 None          None             None                 None            Over $100,000
Donald R. Stephens              None          None             None                 None            Over $100,000
Michael W. Wilsey               None          None             None                 None            Over $100,000


                           DEFERRED COMPENSATION PLAN


Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.


                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics ("Ethics Code") as required under the 1940 Act. Subject to certain conditions or restrictions, the Ethics Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

In addition, each sub-adviser has adopted a Code of Ethics and, subject to certain conditions, each sub-adviser's Code of Ethics permits directors or officers of the sub-adviser to buy or sell securities for their own account, including securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the sub-adviser's chief compliance officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

                DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies for which it provides discretionary investment management services. CSIM 's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Compliance, Fund Administration, Legal and Portfolio Management Departments, and chaired by CSIM's Chief Investment Officer. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.


The Boards of Trustees (the "Trustees") of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (collectively, the "Funds" or "Schwab Funds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Schwab Funds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Schwab Funds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.


To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

Except under the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

For proxy issues that are not addressed by ISS's Proxy Procedures or are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy

Committee will review the analysis and recommendation of ISS. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

      Conflicts of Interest. For all proxy issues, whether routine or non-routine, that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.

      Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

      o     proxy statements and ballots written in a foreign language;

      o     untimely and/or inadequate notice of shareholder meetings;

      o     restrictions of foreigner's ability to exercise votes;

      o     requirements to vote proxies in person;

      o the imposition of restrictions on the sale of securities for a period of time in proximity to the shareholder meeting;

      o requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.

In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote.

      Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY COMMITTEE QUORUM

Attendance by four members (or their respective designates) constitutes a quorum.

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's current proxy voting policy guidelines.

1. AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

-     Tenure of the audit firm

- Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

-     Length of the rotation period advocated in the proposal

-     Significant audit-related issues


-     Number of audit committee meetings held each year



-     Number of financial experts serving on the committee


2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

- Insiders and affiliated outsiders on boards that are not at least majority independent


- Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies



- Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption



- Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)



- Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election


CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)


Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.


MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES


Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.


OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.


Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:



- The plan expressly permits repricing of underwater options without shareholder approval; or

- There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on



- The company's most recent three-year burn rate is excessive and is an outlier within its peer group



A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.



DIRECTOR COMPENSATION



Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:



- Stock ownership guidelines (a minimum of three times the annual cash retainer)



- Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)



-     Balanced mix between cash and equity



-     Non-employee directors should not receive retirement benefits/perquisites


-     Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

-     Historic trading patterns

-     Rationale for the repricing

-     Value-for-value exchange

-     Option vesting

-     Term of the option

-     Exercise price

-     Participation


-     Treatment of surrendered options



QUALIFIED EMPLOYEE STOCK PURCHASE PLANS



Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.



Vote FOR qualified employee stock purchase plans where all of the following apply:


-     Purchase price is at least 85 percent of fair market value

-     Offering period is 27 months or less, and

-     Potential voting power dilution (VPD) is 10 percent or less.


Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS



Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.



Vote FOR nonqualified plans with all the following features:



-     Broad-based participation



- Limits on employee contribution (a fixed dollar amount or a percentage of base salary)



- Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value



- No discount on the stock price on the date of purchase since there is a company matching contribution



Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.


SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:


      - Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.


      - Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

-     FOR proposals for the company to amend its Equal Employment Opportunity
      (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

- AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.


- CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.


The Trust is required to disclose annually the fund's complete proxy voting record on Form N-PX. The funds' proxy voting record for the most recent 12 month period ended June 30th is available by visiting the Schwab website at www.schwab.com/schwabfunds. The funds' Form N-PX is also available on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of February 3, 2005, the officers and trustees of the trust, as a group owned of record, directly or beneficially, less than 1% of the outstanding voting securities of any class of each fund.



As of February 3, 2005, the following represents persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of each fund:



SCHWAB U.S. MARKETMASTERS - SELECT SHARES
Tinniam A. Balasubramaniam                 184 Algonquin Trl                                 9.99%
                                           Ashland, MA 01721

Barbara Brothers                           416 N. Ontare Road                                5.73%
                                           Santa Barbara, CA 93105

Bess Talbert Erbe                          P.0. Box 8925                                     6.70
                                           Fountain Valley, CA 92728

Kelly D. Wright                            973 E. Snowcreek Dr.                              7.26
                                           Layton, UT 84040

Steven J. Sklar                            2000 Broadway                                     5.23
                                           New York, NY 10023

Sharon Sarvey Flaherty                     3721 Faulkner Dr. Apt. 212                        5.19%
                                           Lincoln, NE 68516


SCHWAB SMALL-CAP MARKETMASTERS - SELECT SHARES
Gerald D. Kennett                          7455 W. Manitoba Dr.                             10.94%
                                           Palos Heights, IL 60463

William L. Oxley                           202 N. 23rd Street                                6.79%
                                           Terre Haute, IN 47807

Tommy G Wardlow                            2304 Platinum Dr                                  5.54%
                                           Sun City Center, FL 33573

Chester M Winebright                       5044 Avenida Del Sol                              5.52%
                                           Laguna Woods, CA 92653


SCHWAB BALANCED MARKETMASTERS - SELECT SHARES
Daniel J Aguiar & Terry A Aguiar           6 Sargent Ln                                      8.05%
                                           Atherton, CA 94027

                                                                                             6.03%
John R. McLaughlin                         317 N Somerset Ave
                                           Ventnor City, NJ 08406

Rosalyn S. Robinson                        P.O. Box 1394                                     5.82%
                                           Alto, New Mexico 88312

                     INVESTMENT ADVISORY AND OTHER SERVICES

                       INVESTMENT ADVISER AND SUB-ADVISERS

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement ("Advisory Agreement") between it and the trust. Schwab is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

Each of the Laudus MarketMasters Funds(TM) is actively managed by a team of dedicated investment professionals, led by the investment adviser, who serves as the "manager of managers," and a team of sub-advisers, each of which manages a portion of the assets of each fund. The investment adviser oversees the advisory services provided to the funds. The investment adviser also may manage a portion of the funds' assets including its cash position. Pursuant to separate sub-advisory agreements, and under the supervision of the investment adviser and the funds' Board of Trustees, a number of sub-advisers are responsible for the day-to-day investment management of a discrete portion of the assets of the funds. The sub-advisers also are responsible for managing their employees who provide services to the funds. Subject to Board review, the investment adviser allocates and, when appropriate, reallocates the funds' assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the funds' investment objectives, policies and restrictions.

The following are the sub-advisers for the funds.


AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY") serves as a sub-adviser to the Laudus International MarketMasters Fund. It was organized as a Delaware corporation in 1958 and is a wholly owned subsidiary of American Century Companies, Inc. ("ACC"). J.P. Morgan Chase owns approximately 44% of ACC. Due to ACC's dual class voting stock structure, the subsidiary of J.P. Morgan Chase that owns the ACC stock is entitled to only 8.71% of the voting power of ACC. American Century's and ACC's principal offices are located at 4500 Main Street, Kansas City, Missouri 64111.


ARTISAN PARTNERS LIMITED PARTNERSHIP ("ARTISAN PARTNERS") serves as a sub-adviser to the Laudus International MarketMasters Fund. It was established as a Delaware limited partnership in 1994. Artisan Investment Corporation is the general partner of Artisan Partners. Artisan Partners' and Artisan Investment Corporation's principal offices are located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202-5402.

GARDNER LEWIS ASSET MANAGEMENT L.P. ("GARDNER LEWIS") serves as a sub-adviser to the Laudus U.S. MarketMasters Fund and the Laudus Balanced MarketMasters Fund. Gardner Lewis was established as a Delaware corporation in 1990, converted to Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer, and John L. Lewis, IV, President, are control persons by ownership of Gardner Lewis. Gardner Lewis' principal office is located at 285 Wilmington-West Chester Pike, Chadds Ford, PA 19317.

HARRIS ASSOCIATES L.P. ("HARRIS ASSOCIATES") serves as a sub-adviser to the Laudus U.S. MarketMasters Fund and the Laudus International MarketMasters Fund. It was established as a Delaware limited partnership in 1976 and is a wholly owned subsidiary of IXIS Asset Management North America, L.P. The principal office of Harris Associates is located at Two North LaSalle, Suite 500, Chicago, Illinois 60602-3790. IXIS Asset Management North America, L.P.'s principal office is located at 399 Bolyston Street, Boston, Massachusetts 02116.

JANUS CAPITAL MANAGEMENT LLC ("JANUS") serves as a sub-adviser to the Laudus Balanced MarketMasters Fund. It is organized as a Delaware limited liability company and was founded in 1969. Janus is a majority-owned subsidiary of Janus Capital Group Inc. ("JCG"), a publicly traded company whose subsidiaries are engaged in financial services. Janus' and JCG's principal offices are located at 151 Detroit Street, Denver, CO 80206. Janus may delegate certain investment management responsibilities to Perkins, Wolf, McDonnell and Company, LLC (see below). Janus owns 30% of Perkins, Wolf, McDonnell and Company, LLC.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO") serves as a sub-adviser to the Laudus Balanced MarketMasters Fund. It is a Delaware limited liability company, and was founded in 1971. It is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). Allianz AG, a European-based, multi-national insurance and financial services holding company is the indirect majority owner of ADAM L.P., and Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. PIMCO's principal office is located at 840 Newport Center Drive, Suite 100, Newport Beach, California 92660. ADAM LP's principal office is located at 888 San Clemente Drive, Suite 100, Newport Beach, California 92660. Allianz AG's principal office is located at Koniginstrasse, 28 D-80802, Munich, Germany. Pacific Life Insurance Company's principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.

PERKINS, WOLF, MCDONNELL AND COMPANY, LLC (FORMERLY PERKINS, WOLF, MCDONNELL AND CO.)("PERKINS") serves as a sub-adviser to the Laudus Balanced MarketMasters Fund. Perkins was founded in 1980. As discussed above, Janus may delegate certain of its investment management responsibilities to Perkins. Perkins' principal office is located at 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604.

TAMRO CAPITAL PARTNERS, LLC ("TAMRO") serves as a sub-adviser to the Laudus Small-Cap MarketMasters Fund. It was organized as a Delaware limited liability company in 2000 and is a wholly-owned subsidiary of ABN AMRO Asset Management, Inc. TAMRO's principal office is located at 1660 Duke Street, Suite 200, Alexandria, Virginia 22314. ABN AMRO Asset Management's principal offices are located at 161 N. Clark Street, Chicago, Illinois 60601.


TCW INVESTMENT MANAGEMENT COMPANY ("TCW") serves as a sub-adviser to the Laudus U.S. MarketMasters Fund, Laudus Balanced MarketMasters Fund and Laudus Small-Cap MarketMasters Fund. It was organized as a California based corporation in 1987. TCW is a wholly owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. ("SGAM") is the majority owner of The TCW Group, Inc. Societe Generale, S.A., a publicly held financial services firm headquartered in Paris, France, owns 100% of SGAM. TCW's and The TCW Group, Inc.'s principal offices are located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. SGAM's principal office is located at 2, Place de la Coupole 92078 Paris - La Defense Cedex, France.


THORNBURG INVESTMENT MANAGEMENT, INC. ("THORNBURG") serves as a sub-adviser to the Laudus U.S. MarketMasters Fund. It was organized as a Delaware corporation in 1982.

Thornburg's principal office is located at 119 E. Marcy St., Suite 202, Sante Fe, New Mexico 87501.

TOCQUEVILLE ASSET MANAGEMENT LP ("TOCQUEVILLE") serves as a sub-adviser to the Laudus Small-Cap MarketMasters Fund. It was established as a Delaware limited partnership in 1985. Tocqueville Management Corporation is the general partner of Tocqueville. Tocqueville's principal office is located at 40 W 57th Street, New York, New York 10019.

VEREDUS ASSET MANAGEMENT LLC ("VEREDUS") serves as a sub-adviser to the Laudus Small-Cap MarketMasters Fund. It was organized as a Kentucky limited liability company in 1998. ABN AMRO North America Holding Company owns 40% of Veredus. ABN AMRO North America Holding Company is a wholly-owned subsidiary of ABN AMRO Bank NV, a European financial services company headquartered in the Netherlands. Veredus' principal place of business is 6060 Dutchmans Lane, Suite 320, Louisville, Kentucky 40205.

WILLIAM BLAIR & COMPANY, LLC ("WILLIAM BLAIR") serves as a sub-adviser to the Laudus International MarketMasters Fund. It was founded in 1935 and became a Delaware limited liability company in 1996. William Blair's principal office is located at 222 West Adams St., Chicago, Illinois 60606.

LAUDUS U.S. MARKETMASTERS FUND(TM)

For its advisory and administrative services to the Laudus U.S. MarketMasters Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.925% of the fund's average daily net assets not in excess of $500 million, 0.920% of such net assets in excess of $500 million and less than $1 billion, and 0.910% of such net assets over $1 billion. The investment adviser pays the sub-advisers their fees out of this amount.


Prior to February 28, 2005, for its advisory and administrative services to the Laudus U.S. MarketMasters Fund, the investment adviser was entitled to receive an annual fee, payable monthly, of 1.00% of the fund's average daily net assets. The investment adviser paid the sub-advisers their fees out of this amount.


Prior to June 3, 2002, for its advisory and administrative services to the Laudus U.S. MarketMasters Fund (formerly the Schwab U.S. MarketMasters Fund and the Schwab MarketManager Growth Portfolio), the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of the fund's average daily net assets and 0.49% of net assets over $500 million.


For the fiscal years ended October 31, 2004, 2003 and 2002, the Laudus U.S. MarketMasters Fund paid net investment advisory fees of $1,613,000, $1,167,000 and $911,000, respectively (gross fees were reduced by $267,000, $235,000 and $229,000, respectively).



For the fiscal years ended October 31, 2004, 2003 and 2002, the investment adviser paid to the sub-advisers investment advisory fees of $941,000, $730,000 and $279,000, respectively.



Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.25% and 1.07%, respectively, through February 28, 2006.

LAUDUS BALANCED MARKETMASTERS FUND(TM)


For its advisory and administrative services to the Laudus Balanced MarketMasters Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.775% of the fund's average daily net assets not in excess of $500 million, 0.750% of such net assets in excess of $500 million and less than $1 billion, and 0.725% of such net assets over $1 billion. The investment adviser pays the sub-advisers their fees out of this amount.



Prior to February 28, 2005, for its advisory and administrative services to the Laudus Balanced MarketMasters Fund, the investment adviser was entitled to receive an annual fee, payable monthly, of 0.85% of the fund's average daily net assets. The investment adviser paid the sub-advisers their fees out of this amount.


Prior to June 3, 2002, for its advisory and administrative services to the Laudus Balanced MarketMasters Fund (formerly the Schwab Balanced MarketMasters Fund and the Schwab MarketManager Balanced Portfolio), the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of the fund's average daily net assets and 0.49% of net assets over $500 million.


For the fiscal years ended October 31, 2004, 2003 and 2002, the Laudus Balanced MarketMasters Fund paid net investment advisory fees of $799,000, $621,000 and $554,000, respectively (gross fees were reduced by $273,000, $226,000 and $174,000, respectively).



For the fiscal years ended October 31, 2004, 2003 and 2002, the investment adviser paid to the sub-advisers investment advisory fees of $502,000, $400,000 and $156,000, respectively.



Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) Investor Shares and Select Shares to 1.10% and 0.95%, respectively, through February 28, 2006.


LAUDUS SMALL-CAP MARKETMASTERS FUND(TM)

For its advisory and administrative services to the Laudus Small-Cap MarketMasters Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 1.170% of the fund's average daily net assets not in excess of $500 million, 1.130% of such net assets in excess of $500 million and less than 1 billion, and 1.070% of such net assets over $1 billion. The investment adviser pays the sub-advisers their fees out of this amount.


Prior to February 28, 2005, for its advisory and administrative services to the Laudus Small-Cap MarketMasters Fund, the investment adviser was entitled to receive an annual fee, payable monthly, of 1.30% of the fund's average daily net assets. The investment adviser paid the sub-advisers their fees out of this amount.


Prior to June 3, 2002, for its advisory and administrative services to the Laudus Small-Cap MarketMasters Fund (formerly the Schwab Small-Cap MarketMasters Fund and the Schwab MarketManager Small Cap Portfolio), the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of the fund's average daily net assets and 0.49% of net assets over $500 million.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Laudus Small-Cap MarketMasters Fund paid net investment advisory fees of $1,435,000, $949,000 and $668,000, respectively (gross fees were reduced by $299,000, $228,000 and $208,000, respectively).



For the fiscal years ended October 31, 2004, 2003 and 2002, the investment adviser paid to the sub-advisers investment advisory fees of $924,000, $684,000 and $269,000, respectively.



Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.55% and 1.37%, respectively, through February 28, 2006.


LAUDUS INTERNATIONAL MARKETMASTERS FUND


For its advisory and administrative services to the Laudus International MarketMasters Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 1.290% of the fund's average daily net assets not in excess of $500 million, 1.275% of such net assets in excess of $500 million and less than $1 billion, and 1.250% of such net assets over $1 billion. The investment adviser pays the sub-advisers their fees out of this amount.



Prior to February 28, 2005, for its advisory and administrative services to the Laudus International MarketMasters Fund, the investment adviser was entitled to receive an annual fee, payable monthly, of 1.40% of the fund's average daily net assets. The investment adviser paid the sub-advisers their fees out of this amount.


Prior to June 3, 2002, for its advisory and administrative services to the Laudus International MarketMasters Fund(TM) (formerly the Schwab International MarketMasters Fund(TM) and the Schwab MarketManager International Portfolio), the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of the fund's average daily net assets and 0.49% of net assets over $500 million.


For the fiscal years ended October 31, 2004, 2003 and 2002, the Laudus International MarketMasters Fund paid net investment advisory fees of $5,510,000, $2,551,000 and $1,621,000, respectively (gross fees were reduced by $1,155,000, $596,000 and $335,000, respectively).



For the fiscal years ended October 31, 2004, 2003 and 2002, the investment adviser paid to the sub-advisers investment advisory fees of $3,103,000, $1,505,000 and $555,000, respectively.



Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.65% and 1.47%, respectively, through February 28, 2006.


The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trust's agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from each fund or by each share class, in the amount of 0.05% of each fund's or each share class' average daily net assets.

For the services performed as shareholder services agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from the fund or by each share class, in the amount of 0.20% of the Investor Shares' and 0.15% of the Select Shares(R)' average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust Company, 880 Tinicum Blvd, Third Floor, Suite 200, Philadelphia, PA 19153, serves as custodian for the funds. PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as fund accountant for the funds.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to each fund's transactions.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The funds' independent registered public accounting firm, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. The funds' audited financial statements from the funds' annual report for the fiscal year ended October 31, 2004, are incorporated by reference into this SAI.


                                  LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

                               PORTFOLIO MANAGERS



CSIM IS RESPONSIBLE FOR MONITORING AND COORDINATING THE OVERALL MANAGEMENT OF EACH OF THE MARKETMASTERS FUNDS (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS").




OTHER ACCOUNTS. Each portfolio manager (collectively referred to as the "Portfolio Managers") is responsible for the day-to-day management of certain accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2004.



                      REGISTERED INVESTMENT COMPANIES
                     (THIS AMOUNT INCLUDES THE FUNDS
                      IN THIS STATEMENT OF ADDITIONAL
                                  INFORMATION)           OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS

                       NUMBER OF                           NUMBER OF                          NUMBER OF
       NAME             ACCOUNTS        TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
       ----             --------        ------------       --------        ------------        --------       ------------
Jeffrey Mortimer           21          $21.4 Billion           0                -                1655         $286 Million
Kimberly Formon            4             $1 Billion            0                -                 0                 -



CONFLICTS OF INTEREST. A Portfolio Manager's management of other accounts may give rise to potential conflicts of interest in connection with its management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include Schwab Personal Portfolio Managed Accounts and other mutual funds advised by CSIM (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as a Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a Fund. While the Portfolio Managers' management of Other Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.



Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers' day-to-day management of the Funds. Because of their positions with the Funds, the Portfolio Managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Accounts they manage and to the possible detriment of a Fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their benchmark index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Accounts, excluding Schwab Personal Portfolio Managed Accounts, with those of a Fund. All aggregated orders are subject to CSIM's aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account's order.



Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers' management of a Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Accounts over a Fund, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is CSIM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Account securities that differ in identity or quantity from securities bought for a Fund or refrain from purchasing securities for an Other Account that they are otherwise buying for a Fund in an effort to outperform its specific benchmark, such an approach might not be suitable for a Fund given its investment objectives and related restrictions.



COMPENSATION. Charles Schwab & Co., the trust's distributor, compensates each CSIM Portfolio Manager for his or her management of the Funds. Each Portfolio Manager's compensation consists of a fixed annual ("base") salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager's overall performance. The discretionary bonus is determined in accordance with the CSIM Portfolio Management Incentive Plan (the "Plan"), which is designed to reward consistent and superior investment performance relative to established benchmarks and/or industry peer groups. The Plan is an annual incentive plan that provides quarterly advances at management's discretion.



The Plan consists of two independent funding components: 75% of the funding is based on fund investment performance and 25% of the funding is based on Schwab's corporate performance.



-        Fund Investment Performance



         Funding into this Plan component is determined by fund performance relative to a Lipper Category or an established industry peer group. Peer groups are determined by the CSIM Peer Group Committee and are reviewed on a regular basis.



         o For all funds except index and money market funds: A fund's investment performance ranking relative to its peer group or respective Lipper Category ("fund ranking") is determined based on its 1-year and 3-year pre-tax return before expenses. In determining a fund ranking, 75% of the weighting is based on the 3-year pre-tax performance and 25% is based on the 1-year pre-tax performance.




         o For money market and index funds: A money market fund's investment performance ranking ("fund ranking") is determined by its gross yield (i.e., yield before expenses) relative to its iMoney Net category on a calendar year-to-date basis. An index fund's investment performance ranking ("fund ranking") is determined by the fund's tracking error relative to its peer group on a calendar year-to-date basis.



         A composite rating for each Portfolio Manager is then determined, based on a weighted average of all of their individual funds' rankings. The specific weight given to a fund in that calculation is determined by CSIM's senior management.



-        Schwab Corporate Performance



         Funding into this Plan component is determined by Schwab corporate performance which is based on two financial performance measures: (1) year-to-date net revenue growth; and (2) Schwab's profit margin. The actual amount of funding into the Plan is discretionary and is determined by Schwab's senior management following the end of each quarter.



The Portfolio Managers' compensation is not based on the value of the assets held in a fund's portfolio.



OWNERSHIP OF FUND SHARES. The following table shows the dollar amount range of the Portfolio Managers' "beneficial ownership" of shares of the Funds, as of December 31, 2004. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.



PORTFOLIO MANAGER       FUND                                   DOLLAR RANGE OF FUND SHARES
-----------------       ----                                   ---------------------------
Jeffrey Mortimer        Laudus U.S. MarketMasters              $10,001-$50,000
                        Laudus Balanced MarketMasters          $50,001-$100,000
                        Laudus Small-Cap MarketMasters         $10,001-$50,000
                        Laudus International MarketMasters     $10,001-$50,000
Kimberly Formon         Laudus U.S. MarketMasters              $1-$10,000
                        Laudus Balanced MarketMasters          $1-$10,000
                        Laudus Small-Cap MarketMasters         $1-$10,000
                        Laudus International MarketMasters     $1-$10,000



                    SUB-ADVISER PORTFOLIO MANAGER DISCLOSURE



AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY") SUB-ADVISES THE LAUDUS INTERNATIONAL MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. The portfolio managers are also responsible for the day-to-day management of other accounts, as indicated by the following table. These accounts do not have an advisory fee based on the performance of the account. The information below is provided as of October 31, 2004.



                                                                                                    OTHER ACCOUNTS
                      REGISTERED INVESTMENT COMPANIES   OTHER POOLED INVESTMENT VEHICLES       (E.G., SEPARATE ACCOUNTS
                       (E.G., OTHER AMERICAN CENTURY     (E.G., COMMINGLED TRUSTS AND 529   AND CORPORATE ACCOUNTS INCLUDING
                       FUNDS AND AMERICAN CENTURY -                  EDUCATION              INCUBATION STRATEGIES, CORPORATE
                            SUB-ADVISED FUNDS)               SAVINGS PLAN ACCOUNTS)                     MONEY)
                        NUMBER OF                          NUMBER OF                          NUMBER OF
       NAME             ACCOUNTS        TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
       ----             --------        ------------       --------        ------------        --------       ------------
Federico Laffan             1          $176.9 Million          0                -                 3          $113.9 Million
Lynn Schroeder              1          $176.9 Million          0                -                 3          $113.9 Million



CONFLICTS OF INTEREST. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.



Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, core equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimize the potential for conflicts of interest.



For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.



American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.



Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.



COMPENSATION. American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.



Base Salary. Portfolio managers receive base pay in the form of a fixed annual salary.



Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.



With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Fund. The starting point for the custom peer group of its policy portfolio is the Lipper International Small-Cap Funds, excluding Value, and its market benchmark for compensation purposes is the Citigroup EMI Growth World ex US Index.



A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.



A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.



Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.



Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).



Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.



OWNERSHIP OF FUND SHARES. The portfolio managers did not own any shares of the Fund as of October 31, 2004, the fund's most recent fiscal year end. The Fund is a tracking portfolio for a similarly managed American Century policy portfolio. American Century has adopted a policy that, with limited exceptions, requires its portfolio managers to maintain investments in the policy portfolios they oversee.

ARTISAN PARTNERS LIMITED PARTNERSHIP ("ARTISAN PARTNERS") SUB-ADVISES THE LAUDUS INTERNATIONAL MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. The following table lists the numbers and types of accounts (other than the Fund) advised or sub-advised by Artisan Partners and assets under management in those accounts as of December 31, 2004:



                     REGISTERED INVESTMENT COMPANIES    OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                       NUMBER OF                           NUMBER OF                          NUMBER OF
      NAME              ACCOUNTS        TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
      ----              --------        ------------       --------        ------------        --------       ------------
Mark Yockey                7           $13.1 Billion           1          $246.1 Million          44          $9.2 Billion



The following table lists the numbers and types of accounts advised or sub-advised by Artisan Partners and assets under management in those accounts as of December 31, 2004, with respect to which all or a portion of the advisory fee received by Artisan Partners is based on the performance of the account:



                     REGISTERED INVESTMENT COMPANIES    OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                       NUMBER OF                           NUMBER OF                          NUMBER OF
       NAME             ACCOUNTS        TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
       ----             --------        ------------       --------        ------------        --------       ------------
Mark Yockey                1           $334.2 Million          0                -                 3          $810.6 Million



CONFLICTS OF INTEREST. Artisan Partners' international growth investment team, led by Mark Yockey as manager, manages portfolios for multiple clients within two investment strategies (international growth and international small-cap growth). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. All investment accounts managed by Artisan Partners within a single investment strategy are managed to a single model, such that all client portfolios within a particular investment strategy (including the international growth investment strategy in which Artisan Partners manages assets for the
Fund) are essentially the same, provided that there may be certain exceptions resulting from: (i) client-directed restrictions and limitations; and (ii) cash flows into and out of such accounts. Because of these considerations, and because of differences between Artisan Partners' international growth and international small-cap growth strategies, Artisan Partners' international growth investment team may from time to time purchase securities, including initial public offerings, for one client account, but not for another client account for which that team is responsible. As a result, performance dispersion among client accounts within the international growth strategy may occur. In addition, some of the portfolios Artisan Partners manages in its international growth strategy may have fee structures, including performance fees that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund to Artisan Partners.



Artisan Partners' goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Artisan Partners has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the potential conflicts associated with managing portfolios for multiple clients. In addition, Artisan Partners monitors a variety of areas, including compliance with primary Fund guidelines (to the extent applicable to the Artisan Partners portion of the portfolio), the allocation of IPOs and compliance with the firm's Code of Ethics.

COMPENSATION. An Artisan Partners portfolio manager is compensated through an industry competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm's fee revenues generated by all accounts included within the manager's investment strategy, including the Fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the portfolio manager's interests more closely with the long-term interests of clients.



Artisan Partners portfolio managers participate in group life, health, medical reimbursement, and retirement plans that are generally available to all salaried employees of the firm.



OWNERSHIP OF FUND SHARES. The portfolio manager did not beneficially own any shares of the Fund, as of December 31, 2004.



GARDNER LEWIS ASSET MANAGEMENT L.P. ("GARDNER LEWIS") SUB-ADVISES THE LAUDUS U.S. MARKETMASTERS FUND AND THE LAUDUS BALANCED MARKETMASTERS FUND (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS").



OTHER ACCOUNTS. In addition to the Funds, the portfolio managers (working as a team) are responsible for the day-to-day management of certain accounts, including the Funds, as listed below, as of December 31, 20004.



                  REGISTERED INVESTMENT COMPANIES    OTHER POOLED INVESTMENT VEHICLES           OTHER ACCOUNTS
                     NUMBER OF                         NUMBER OF                        NUMBER OF
       NAME          ACCOUNTS      TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS      ACCOUNTS      TOTAL ASSETS
       ----          --------      ------------        --------        ------------      --------      ------------
W. Whitfield             6         $555 Million            5           $215 Million        434        $2.78 Billion
Gardner & John L.
Lewis, IV



Accounts where compensation is based upon account performance:



                     REGISTERED INVESTMENT COMPANIES   OTHER POOLED INVESTMENT VEHICLES           OTHER ACCOUNTS
                     NUMBER OF                          NUMBER OF                          NUMBER OF
       NAME          ACCOUNTS      TOTAL ASSETS          ACCOUNTS       TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS
       ----          --------      ------------          --------       ------------       --------      ------------
W. Whitfield             0               -                  4           $211 Million           9         $304 Million
Gardner & John L.
Lewis, IV



CONFLICTS OF INTEREST. Mr. Gardner's and Mr. Lewis's management of other accounts may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include foundation, endowment, corporate pension, mutual fund and other pooled investment vehicles (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as a Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Gardner Lewis does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Gardner Lewis believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing, and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Funds. However, Gardner Lewis has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their benchmark index, much of this information is publicly available.



Investment Opportunities. Gardner Lewis provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, the Gardner Lewis may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for the Gardner Lewis with regard to other client accounts where the Gardner Lewis is paid based on a percentage of assets in that the Gardner Lewis may have an incentive to allocate the investment ideas that it believes might be the most profitable to the client accounts where they might share in investment gains. The Gardner Lewis has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm's investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.



COMPENSATION. The portfolio managers are principals of Gardner Lewis and their compensation varies with the general success of Gardner Lewis as a firm. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the overall profitability of Gardner Lewis for the given time period. The portfolio managers' compensation is not linked to any specific factors, such as the Funds' performance or asset level.



OWNERSHIP OF FUND SHARES. As of the end of the Funds' most recently completed fiscal year, no portfolio manager beneficially owned any of the Funds' shares.



HARRIS ASSOCIATES L.P. ("HARRIS ASSOCIATES") SUB-ADVISES THE LAUDUS U.S. MARKETMASTERS FUND AND THE LAUDUS INTERNATIONAL MARKETMASTERS FUND (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS").



OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below, as of December 31, 2004. There are no accounts with respect to which the advisory fee is based on the performance of the account.



LAUDUS U.S. MARKETMASTERS FUND: Robert M. Levy and William C. Nygren

LAUDUS INTERNATIONAL MARKETMASTERS FUND: David G. Herro and Chad M. Clark




                   REGISTERED INVESTMENT COMPANIES
                      (THESE AMOUNTS INCLUDE THE
                    LAUDUS U.S. AND INTERNATIONAL
                         MARKETMASTERS FUNDS)       OTHER POOLED INVESTMENT VEHICLES           OTHER ACCOUNTS
                     NUMBER OF                         NUMBER OF                        NUMBER OF
      NAME           ACCOUNTS      TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS      ACCOUNTS      TOTAL ASSETS
      ----           --------      ------------        --------        ------------      --------      ------------
Robert M. Levy           5         $1.2 Billion            0                --             589*        $2.5 Billion
William C. Nygren        8         $15.4 Billion           2          $359.6 Million        0                --
David G. Herro           8         $7.6 Billion            3           $3.7 Billion         11         $3.2 Billion
Chad M. Clark            3         $273 Million            0                --              3          $1.9 Billion



*This number includes approximately 400 accounts that are managed pursuant to a "model portfolio" and involve no direct client communications. It also includes many client relationships with multiple accounts, and therefore the number of accounts greatly exceeds the number of relationships.



CONFLICTS OF INTEREST. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds' accounts and other accounts managed by the Portfolio Managers, including affiliated client accounts, accounts in which the Portfolio Managers may have personal investments, or accounts for which Harris may have a different advisory fee arrangement (including any accounts with respect to which the advisory fee is based on the performance of the account).



Allocation of Investment Opportunities. Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris' policy to allocate investment opportunities to each client, including the Funds, over a period of time on a fair and equitable basis relative to its other clients. Where accounts have competing interests in a limited investment opportunity, including participation in initial public offerings, Harris will allocate those investment opportunities based on a number of factors including cash availability or requirements, the time competing accounts have had funds available for investment or investments for sale, investment objectives and restrictions, an account's participation in other opportunities, tax considerations, and the relative size of portfolio holdings of the same or comparable securities.



Aggregation of Orders and Trade Allocations. When Harris believes it is desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, Harris may aggregate its clients' orders, in a way that seeks to obtain more favorable executions in terms of the price at which the security is purchased or sold, the costs of execution and the efficiency of the processing of the transactions. Each account that participates in an aggregated order participates at the average share price. Where an aggregated order has not been completely filled, Harris' traders will allocate securities among the accounts participating in the order, and "product accounts" (i.e. mutual funds, institutional accounts and other similar accounts) will be allocated in proportion to the size of the order placed for each account (i.e. pro rata).



Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these potential conflicts. Those policies and procedures provide, among other things, for periodic review and testing of allocations in order to reasonably ensure that all clients, including the Funds, are treated fairly and equitably and that, over time, no account (including any accounts with respect to which the advisory fee is based on the performance of the account) receives preferential treatment over another.



COMPENSATION. Robert M. Levy and William C. Nygren are portfolio managers of the Laudus U.S. MarketMasters Fund, and David G. Herro and Chad M. Clark are portfolio managers of the Laudus International MarketMasters Fund. Each of the portfolio managers is a partner of Harris, a sub-adviser to the Funds. The portfolio managers are compensated solely by the Harris.



Harris' compensation of investment professionals, including the managers of the Funds, is based upon an assessment of each individual's long-term contribution to the investment success of Harris. Compensation for each of the managers of the Funds is structured as follows:



(1) Base salary. The base salary is a fixed amount, and all partners of Harris receive the same base salary.



(2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the domestic and international investment groups is divided among the partners of each group and is paid out annually. The size of the pool is based on the overall profitability of that group.



(3) Participation in a deferred compensation plan. The deferred compensation plan consists of revenue participation units that are awarded to partners and vest and pay out over a period of several years.



The determination of the amount of each individual's participation in the discretionary bonus pool and the deferred compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of Harris' domestic or international investment group, whether as a portfolio manager, a research analyst or both.



Factors considered in evaluating the contribution of portfolio managers, including each of the Funds' portfolio managers, include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the manager's assets under management. The managers' compensation is not based solely on an evaluation of the performance of the Funds or the assets in the Funds. Rather, Harris considers the performance of all accounts managed by the individual, measuring that performance on both a current year and longer-term basis and on a pre-tax and after-tax basis to the extent such information is available, and the total assets managed by the individual.



In addition to their role as portfolio managers, Mr. Nygren, Mr. Herro and Mr. Clark are research analysts, and their compensation is also based on their contributions made to Harris in that role. The specific qualitative and quantitative factors considered in evaluating an analyst's contributions include new investment ideas, the performance of investment ideas during the current year as well as over longer-term periods, and an assessment of the quality of analytical work.



In addition to the above factors, an individual's other contributions to Harris, such as a role in investment thought leadership and management of Harris, are taken into account in the compensation process.

OWNERSHIP OF FUND SHARES. As of the end of the Funds' most recently completed fiscal year, no portfolio manager beneficially owned any of the Funds' shares.



JANUS CAPITAL MANAGEMENT LLC ("JANUS")/PERKINS, WOLF, MCDONNELL AND COMPANY, LLC ("PERKINS") SUB-ADVISES THE LAUDUS BALANCED MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. The following is information regarding number of funds/accounts managed by the portfolio manager and total fund/account assets managed as of December 31, 2004.




                  REGISTERED INVESTMENT COMPANIES
                    (INCLUDES SERIES OF JANUS
                  INVESTMENT FUND, JANUS ADVISER
                  SERIES, JANUS ASPEN SERIES, AND
                    OTHER REGISTERED INVESTMENT
                  COMPANIES,INCLUDING FUNDS SUB-      OTHER POOLED INVESTMENT VEHICLES           OTHER ACCOUNTS
                    ADVISED  BY JANUS CAPITAL           (INCLUDING OTHER INVESTMENT     (WHETHER MANAGED IN A PERSONAL
                          MANAGEMENT LLC)                      COMPANIES)                 OR PROFESSIONAL CAPACITY)
                     NUMBER OF                         NUMBER OF                        NUMBER OF
       NAME          ACCOUNTS      TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS      ACCOUNTS      TOTAL ASSETS
       ----          --------      ------------        --------        ------------      --------      ------------
Tom Perkins              8         $5.5 Billion            0                 -              57         $1.7 Billion
Robert Perkins           8         $5.5 Billion            0                 -             215          $2 Billion
Jeffrey Kautz            5         $4.4 Billion            0                 -              11         $181 Million



CONFLICTS OF INTEREST. The Fund's portfolio managers may manage other funds and accounts with investment strategies similar to the Fund. The adviser may charge varying rates of advisory fees to these accounts and the portfolio managers may personally invest in some but not all of these accounts. Theoretically, these factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts or funds outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. However, these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, with exceptions to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings transferred in-kind when an account is opened, differences in cash flows and account sizes of each account, and similar factors.



COMPENSATION. For managing the Fund, the portfolio managers receive base pay in the form of a fixed annual salary paid by Perkins, Wolf, McDonnell and Company, LLC ("PWMLLC").



The portfolio managers, as part owners of PWMLLC, also receive compensation by virtue of their ownership interests in PWMLLC. Portfolio managers are also entitled to participate in such life insurance, medical, profit sharing and other programs as may be made generally available from time to time by PWMLLC for the benefit of its employees generally.



OWNERSHIP OF FUND SHARES. The portfolio managers do not own shares of the Fund.



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO") SUB-ADVISES THE LAUDUS BALANCED MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. The portfolio manager is responsible for the day-to-day management of certain accounts, as listed below. The information below is provided as of December 31, 2004.

                     REGISTERED INVESTMENT COMPANIES
                     (THIS AMOUNT INCLUDES THE FUNDS
                     IN THIS STATEMENT OF ADDITIONAL
                               INFORMATION)             OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                       NUMBER OF                           NUMBER OF                          NUMBER OF
       NAME             ACCOUNTS        TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
       ----             --------        ------------       --------        ------------        --------       ------------
Chris Dialynas             9            $2.3 Billion          14           $5.9 Billion           94          $38.3 Billion



Accounts where compensation is based upon account performance:



                     REGISTERED INVESTMENT COMPANIES
                     (THIS AMOUNT INCLUDES THE FUNDS
                     IN THIS STATEMENT OF ADDITIONAL
                               INFORMATION)             OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                       NUMBER OF                           NUMBER OF                          NUMBER OF
       NAME             ACCOUNTS        TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
       ----             --------        ------------       --------        ------------        --------       ------------
Chris Dialynas             0                  -                0                 -                12          $2.59 Billion



CONFLICTS OF INTEREST. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.



Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.



Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.



Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.



Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Fund on a fair and equitable basis over time.



COMPENSATION. PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.



Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.



In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:



         - 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;



         - Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;



         -        Amount and nature of assets managed by the portfolio manager;



         - Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);



         - Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;



         - Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;



         - Contributions to asset retention, gathering and client satisfaction;



         -        Contributions to mentoring, coaching and/or supervising; and



         -        Personal growth and skills added.



Final award amounts are determined by the PIMCO Compensation Committee.



Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.



Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America

L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.



Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors.




From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.



Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.



OWNERSHIP OF FUND SHARES. As of December 31, 2004, the portfolio manager did not beneficially own any shares of the Fund that he managed.



PERKINS, WOLF, MCDONNELL AND COMPANY, LLC ("PERKINS")



See Janus above.

TAMRO CAPITAL PARTNERS, LLC ("TAMRO") SUB-ADVISES THE LAUDUS SMALL-CAP MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. In addition to the Fund, the portfolio management investment team is responsible for the day-to-day management of certain other accounts, as listed below (data shown below is as of December 31, 2004). These accounts do not have an advisory fee based on the performance of the account.



                           REGISTERED INVESTMENT COMPANIES     OTHER POOLED INVESTMENT              OTHER ACCOUNTS
                           (OTHER ABN AMRO/TAMRO FUNDS)                VEHICLES                  (SEPARATE ACCOUNTS)
                            NUMBER OF                        NUMBER OF                        NUMBER OF
          NAME              ACCOUNTS       TOTAL ASSETS       ACCOUNTS     TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
          ----              --------       ------------       --------     ------------        --------       ------------
Philip D. Tasho, CFA            3         $169.5 Million         0              $0                69         $81.7 Million
Warren M. Gump, CFA             3         $169.5 Million         0              $0                69         $81.7 Million
Massimo Marolo                  3         $169.5 Million         0              $0                69         $81.7 Million



CONFLICTS OF INTEREST. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts in the allocation of investment opportunities in a way that favors other accounts over the Fund; TAMRO has adopted policies and procedures that are designed to minimize the effects of these conflicts. Responsibility for managing TAMRO client portfolios is organized according to the investment discipline. Investment disciplines are Small Cap, Large Cap Value, All Cap Value and Contrarian Value. When managing portfolios, the manager will generally purchase and sell securities across all portfolios that he manages in each investment discipline. TAMRO will aggregate orders to purchase or sell the same security for multiple accounts when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Some orders for certain client accounts may, by investment restriction or otherwise, not be available for aggregation. To the extent trades are aggregated, shares purchased or sold are generally allocated to the portfolios pro rata based on order size.



TAMRO does not believe that the conflicts, if any, are material or to the extent that any such conflicts are material TAMRO believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.



COMPENSATION. Philip Tasho's compensation is comprised of an annual base salary, plus a bonus based on short-term performance of all TAMRO accounts relative to their peer groups and revenues for accounts under management by TAMRO. Warren Gump and Massimo Marolo's compensation is comprised of an annual base salary, plus a bonus based on a combination of their overall job performance and TAMRO's performance during the year.



OWNERSHIP OF FUND SHARES. As of December 31, 2004, the members of the portfolio management investment team did not own any shares of the Fund.



TCW INVESTMENT MANAGEMENT COMPANY ("TCW") SUB-ADVISES THE LAUDUS U.S. MARKETMASTERS FUND, THE LAUDUS BALANCED MARKETMASTERS FUND, AND THE LAUDUS SMALL-CAP MARKETMASTERS FUND (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS").



OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below (data shown below is as of December 31, 2004).

                                                               OTHER POOLED INVESTMENT
                           REGISTERED INVESTMENT COMPANIES             VEHICLES                     OTHER ACCOUNTS
                            NUMBER OF                        NUMBER OF                        NUMBER OF
          NAME              ACCOUNTS       TOTAL ASSETS       ACCOUNTS     TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
          ----              --------       ------------       --------     ------------        --------       ------------
Nicholas Galluccio              6          $2.1 Billion          10        $1.3 Billion           54          $3.6 Billion
Susan Suvall                    6          $2.1 Billion          10        $1.3 Billion           54          $3.6 Billion
Diane Jaffee                    4          $635 Million          11        $933 Million           47          $1.3 Billion
Matthew Spahn                   1           $56 Million          0              -                 0                -



Accounts where compensation is based upon account performance:



                                                               OTHER POOLED INVESTMENT
                           REGISTERED INVESTMENT COMPANIES             VEHICLES                     OTHER ACCOUNTS
                            NUMBER OF                        NUMBER OF                        NUMBER OF
          NAME              ACCOUNTS       TOTAL ASSETS       ACCOUNTS     TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
          ----              --------       ------------       --------     ------------        --------       ------------
Nicholas Galluccio              0                 -              1          $8 Million            7           $259 Million
Susan Suvall                    0                 -              1          $8 Million            7           $259 Million
Diane Jaffee                    0                 -              2         $1.9 Billion           1           $500 Million
Matthew Spahn                   0                 -              0               -                0                 -



CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account. The TCW has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.



COMPENSATION. Portfolio managers are generally compensated through a combination of base salary and fee sharing based compensation ("fee sharing"). Fee sharing generally represents most of the portfolio managers' total compensation and is linked quantitatively to a fixed percentage of fee revenues of accounts in the investment strategy area for which the managers are responsible. Fee sharing applies to all accounts of TCW and its affiliates (collectively, "TCW") and is paid quarterly.



In some cases, the fee sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.



Fee sharing for portfolio managers may be determined on a gross basis, without the deduction of expenses. In other cases, fee sharing revenues are allocated to a pool and fee sharing compensation is paid out after the deduction of group expenses. Fee sharing revenues added to a pool will include those from the products managed by the portfolio manager, but may include those of products managed by other portfolio managers in the group. The fee sharing percentage used to compensate the portfolio managers for management of the Funds is the same as that used to compensate them for all other TCW client accounts they manage. In general, portfolio managers do not receive discretionary bonuses.



Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers' fee sharing compensation will apply to such performance fees. The fee sharing percentage in the case of performance fees is generally the same as it is for the fee sharing compensation applicable to the Funds; however, in the case of certain alternative investment products managed by a portfolio manager, the fee sharing percentage may be higher.



Portfolio managers also participate in deferred compensation programs, the amount of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones. In addition, certain portfolio managers participate or are eligible to participate in stock option or stock appreciation plans of TCW and/or TCW's parent, Societe Generale. Certain portfolio managers participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Some portfolio managers are stockholders of the parent company of the TCW as well.



OWNERSHIP OF FUND SHARES. The TCW Code of Ethics prohibits TCW employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by TCW. As a result, the portfolio managers did not own any shares of the Funds.



THORNBURG INVESTMENT MANAGEMENT, INC. ("THORNBURG") SUB-ADVISES THE LAUDUS U.S. MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. In addition to the Fund, William V. Fries is responsible for the day-to-day management of certain other accounts, as listed below, as of 10/31/2004. As of 10/31/2004, the amount of the advisory fee for each of the accounts listed below was not based on the investment performance of the accounts.



                              REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                    COMPANIES                     VEHICLES                      OTHER ACCOUNTS
                            NUMBER OF                      NUMBER OF        TOTAL                               TOTAL
          NAME              ACCOUNTS     TOTAL ASSETS      ACCOUNTS        ASSETS      NUMBER OF ACCOUNTS      ASSETS
          ----              --------     ------------      --------        ------      ------------------      ------
William V. Fries               21        $4.8 Billion         11            $1.5              1483              $413
                                                                           Billion                             Million



CONFLICTS OF INTEREST. Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager's management of the fund's investments and the manager's management of other accounts. These conflicts could include:



         - Allocating a favorable investment opportunity to one account but not another.



         - Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.



         - Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.



         - Obtaining services from brokers conducting trades for one account, which are used to benefit another account.



Thornburg has informed the Fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager's management of the Fund's investments and the portfolio manager's management of other accounts. Thornburg has also informed the Fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.



COMPENSATION. The compensation of William Fries includes an annual salary, annual bonus, and company-wide profit sharing. William Fries also owns equity shares in Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the Fund; multiple year historical total return of accounts managed by the portfolio manager, including the Fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the Fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio manager's compensation with respect to the Fund and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager.



OWNERSHIP OF FUND SHARES. William Fries does not own any shares of the Fund.



TOCQUEVILLE ASSET MANAGEMENT LP ("TOCQUEVILLE") SUB-ADVISES THE LAUDUS SMALL-CAP MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. As of October 31, 2004, in addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as follows:



                     REGISTERED INVESTMENT COMPANIES    OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                       NUMBER OF                           NUMBER OF                          NUMBER OF
       NAME             ACCOUNTS        TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
       ----             --------        ------------       --------        ------------        --------       ------------
  P. Drew Rankin           0                 0                1*           $9.9 MILLION           57          $514 MILLION



* In addition to the standard investment advisory fee for managing this account, an incentive fee is payable based on the performance of the account if that performance raises the value of the account above a pre-determined threshold value.



CONFLICTS OF INTEREST. The portfolio manager manages multiple accounts, including the Fund, which has the potential for conflicts of interest. Potential conflicts of interest between accounts are addressed by Tocqueville through internal monitoring policies and procedures reasonable designed to manage or mitigate those conflicts.



Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. Because of his positions with the Fund, the portfolio manager knows the size, timing, and possible market impact of Fund trades. It is possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund. Tocqueville has adopted policies and procedures it believes are reasonably designed to allocate investment opportunities on a fair and equitable basis over time.



Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers' management of the Fund and other accounts that may allow him to allocate investment opportunities in a way that favors other accounts over the Fund. Tocqueville has adopted a "trade allocation and aggregation" policy that is designed to ensure that client accounts are treated fairly and equitably. Although trades are typically allocated based on order size, differences may exist based on a number of factors such as a client's investment objective or risk profile. The compliance officer reviews allocations periodically to attempt to ensure that all accounts are treated fairly.



Tocqueville has also adopted policies and procedures for managing multiple accounts ("Multiple Account Policies"). In addition to describing the allocation and aggregation policies, the Multiple Account Policies describe additional activities that may involve conflicts in connection with managing multiple accounts and set forth certain procedures to address those conflicts. For example, the portfolio manager must inform the chief operating officer or the chief compliance officer whenever he is to engaging in short sales of securities for the Fund or other accounts. The chief compliance officer periodically reviews permitted short sales to attempt to ensure that no accounts are systematically favored over others.



It is the policy of Tocqueville to manage each account based on the client's investment objectives and related restrictions and, as discussed above, Tocqueville has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.



COMPENSATION. Tocqueville Asset Management, L.P. (Tocqueville") is one of several investment advisers to the Fund for which it is paid an advisory fee based on the value of the Fund assets under its management.



As of October 31, 2004, Tocqueville compensates the portfolio manager for the Fund with a base monthly payment and an annual bonus. In the case of the portfolio manager being responsible for managing multiple Tocqueville accounts, the method used to determine the compensation of the portfolio manager is the same for his management services on all accounts, including the Fund, where he is the primary investment adviser/portfolio manager.



The base compensation is calculated and paid on a monthly basis. It is based on the amount of all investment advisory fees collected by Tocqueville each month, in arrears, based on the value of the portfolio assets of accounts, including the Fund, for which the portfolio manager is the primary investment adviser/portfolio manager at Tocqueville. For one unrelated account managed by the portfolio manager, a portion of the fee paid to Tocqueville may be linked to performance. For that particular account, Tocqueville will receive an incentive fee in addition to the standard advisory fee if the performance of the account raises the value of the account above a pre-determined threshold. The portfolio manager is paid a percentage of all these fees and Tocqueville retains the balance. The percentage of fees to be paid the portfolio manager was mutually agreed to and established at the time the portfolio manager first joined Tocqueville.



The portfolio manager also receives a discretionary annual bonus that is determined by a number of factors. One of the primary components is the overall profitability of Tocqueville. Other factors include the expansion of the client account base and, the market environment for the period under review. Another component is the amount of Tocqueville revenue that was generated by the work and effort of the portfolio manager. Additional factors include the involvement of the portfolio manager in the investment management functions of Tocqueville; his role in the development of other investment professionals and his work relationship with support staff; and, his overall contribution to strategic planning and his input in decisions for the Tocqueville group of investment managers.



Upon retirement, the portfolio manager is entitled to receive a continuation of monthly compensation for ten years calculated in accordance with the formula for the base compensation described above, based on a declining percentage of the investment advisory fees paid by his clients who continue to be clients of Tocqueville subsequent to his retirement.



OWNERSHIP OF FUND SHARES. As of October 31, 2004 the portfolio manager did not own any Fund shares.



VEREDUS ASSET MANAGEMENT LLC ("VEREDUS") SUB-ADVISES THE LAUDUS SMALL-CAP MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as follows (data shown below is as of December 31, 2004):



                           REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                                 COMPANIES                       VEHICLES                      ALL OTHER ACCOUNTS
                         NUMBER OF                     NUMBER OF                         NUMBER OF
         NAME            ACCOUNTS     TOTAL ASSETS      ACCOUNTS      TOTAL ASSETS       ACCOUNTS         TOTAL ASSETS
         ----            --------     ------------      --------      ------------       --------         ------------
B. Anthony Weber             3        $745 Million         1          $76 Million           36             $1 Billion
Charles P. McCurdy, Jr.      3        $745 Million         1          $76 Million           36             $1 Billion
Charles F. Mercer, Jr.       3        $745 Million         1          $76 Million           36             $1 Billion



CONFLICTS OF INTEREST. The management of other accounts may give rise to potential conflicts of interest in connection with management of the Fund's investments, on the one hand, and of the investments of the other accounts, on the other. The other accounts include Registered Investment Companies, a Hedge Fund, and Individually Managed Accounts (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. The Hedge Fund is an Investment Partnership open to qualified investors that charges a performance fee based on a percentage of profits earned in the individual capital accounts of the investors. Certain Individual Accounts also are charged a Fulcrum Fee based on the performance of the account against a selected benchmark. While the portfolio managers' management of the Other Accounts may give rise to potential conflicts of interest, to the extent any such conflicts are material, Veredus believes that it has designed and implemented policies and procedures that are designed to manage those conflicts in an appropriate way.



Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers' management of the Fund and the Other Accounts which, in theory, may allow portfolio managers to allocate investment opportunities in a way that favors Other Accounts over the Fund, which conflict of interest may be exacerbated to the extent that Veredus receives greater compensation from its management of the Other Accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is Veredus' policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Veredus has implemented policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time in a manner consistent with each account's investment objectives and related restrictions. As a result, the portfolio managers may buy for an Other Account securities that differ in identity or quantity from securities bought for the Fund or refrain from purchasing securities for an Other Account that they are otherwise buying for the Fund.



COMPENSATION. Veredus compensates each portfolio manager for his management of the Fund. Each portfolio manager is a member of Veredus; therefore all portfolio managers share in the overall profits of company. The individual share of profits is based on a formula set forth in the Operating Agreement, based on membership interest. Each manager also receives an annual fixed guaranteed payment in addition to member profits. The portfolio managers' compensation is not linked to any specific factors, such as the Fund's performance or asset level.



OWNERSHIP OF FUND SHARES. As of the end of the Fund's most recently completed fiscal year, the portfolio manager did not beneficially own any Fund shares.



WILLIAM BLAIR & COMPANY, LLC ("WILLIAM BLAIR") SUB-ADVISES THE LAUDUS INTERNATIONAL MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. W. George Greig, the portfolio manager of the Fund, is primarily responsible for the day-to-day management of the Fund, other registered investment companies, other pooled investment vehicles and other advisory accounts. As of October 31, 2004, the date of the Fund's most recent fiscal year end, information on these other accounts is as follows:



                                                         OTHER POOLED INVESTMENT
                     REGISTERED INVESTMENT COMPANIES             VEHICLES                      ALL OTHER ACCOUNTS
                       NUMBER OF                       NUMBER OF                         NUMBER OF
       NAME             ACCOUNTS      TOTAL ASSETS      ACCOUNTS      TOTAL ASSETS       ACCOUNTS         TOTAL ASSETS
       ----             --------      ------------      --------      ------------       --------         ------------
W. George Greig            7          $5.5 Billion         6         $697.9 Million         34            $2.4 Billion



CONFLICTS OF INTEREST. Since the portfolio manager manages other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio manager's management of the Fund's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.



COMPENSATION. The compensation of William Blair portfolio managers is based on the firm's mission: "to achieve success for its clients." The Fund's portfolio manager is a principal of William Blair, and as of October 31, 2004 his compensation consists of a base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The portfolio manager's compensation is determined by the head of William Blair's Investment Management Department, subject to the approval of the firm's Executive Committee. The base salary is fixed and the portfolio manager's ownership stake can vary over time based upon the portfolio manager's sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by the portfolio manager, including the Fund.

OWNERSHIP OF FUND SHARES. As of October 31, 2004, the portfolio manager did not own any shares of the Fund.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as a 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.


The Laudus U.S. MarketMasters Fund's(TM) (formerly the Schwab U.S. MarketMasters Fund(TM) and the Schwab MarketManager Growth Portfolio) turnover rates for the fiscal years ended October 31, 2004 and 2003, were 72% and 97%, respectively.



The Laudus Balanced MarketMasters Fund's(TM) (formerly the Schwab Balanced MarketMasters Fund(TM) and the Schwab MarketManager Balanced Portfolio) turnover rates for the fiscal years ended October 31, 2004 and 2003, were 242% and 256%, respectively.



The Laudus Small-Cap MarketMasters Fund's(TM) (formerly the Schwab Small-Cap MarketMasters Fund(TM) and the Schwab MarketManager Small Cap Portfolio) turnover rates for the fiscal years ended October 31, 2004 and 2003, were 140% and 94%, respectively.



The Laudus International MarketMasters Fund's(TM) (formerly the Schwab International MarketMasters Fund(TM) and the Schwab MarketManager International Portfolio) turnover rates for the fiscal years ended October 31, 2004 and 2003, were 69% and 99%, respectively.



                          PORTFOLIO HOLDINGS DISCLOSURE



The funds' Board of Trustees has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds' portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds' shareholders, on the one hand, and those of the funds' investment adviser, principal underwriter or any affiliated person of the funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the president of the funds to authorize the release of the funds' portfolio holdings, as necessary, in conformity with the foregoing principles.



A complete list of each fund's portfolio holdings is published on the Schwab Funds website at www.schwab.com/schwabfunds, under "Prospectuses and Reports", typically 60-80 days after the end of each fund's fiscal quarter. The portfolio holdings information available on the Schwab

Funds' website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. In addition, each fund's top ten holdings list is posted on the Schwab Funds website monthly, typically with a 45-day lag. The information on the website is publicly available to all categories of persons.



Each fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information ("early disclosure"). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the funds determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the fund's shareholders and fund's adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.



Currently, Callan Associates, Inc. receives early disclosure of portfolio holdings information. Callan Associates provides consulting services to the Committee for the Charles Schwab Employee Benefit Administrative Committee in connection with the company's 401(k) plan. Callan receives the funds' portfolio holdings on a calendar quarterly basis with a lag typically of 30 days. Neither the fund nor any other party receives compensation or other consideration from Callan Associates in connection with this arrangement. Pursuant to a confidentiality agreement entered into between Callan and the trusts, Callan is required to maintain the confidentiality of the portfolio holdings information and will not allow any of its employees or agents to use such information as a basis for trading in securities or making investment decisions or recommendations.



In addition, the funds' service providers including, without limitation, the sub-advisers, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information venders, publisher, printer and mailing agent may receive early disclosure of portfolio holdings information in connection with the services they perform for the funds.






The funds' policies and procedures prohibit the funds, the funds' investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.


                             PORTFOLIO TRANSACTIONS

The investment adviser and sub-advisers make decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser and sub-advisers are responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.

The investment adviser and sub-advisers seek to obtain the best execution for the funds' portfolio transactions. The investment adviser or the sub-advisers may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that a fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to "market-on-close" pricing aligns with fund objectives; or whether a broker guarantees that a fund will receive the volume-weighted average price (VWAP) for a security for a given trading day (or portion thereof) when the investment adviser or the sub-advisors believe that VWAP execution is in a fund's best interest. In addition, the investment adviser and the sub-advisers have incentive sharing arrangements with certain brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.

The investment adviser and sub-advisers may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser or a sub-adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser and sub-adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser or the sub-advisers may use research services furnished by brokers or dealers in servicing all fund accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.

The investment adviser or a sub-adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser or a sub-adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with fund commissions or spreads, while the investment adviser or a sub-adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser or a sub-adviser faces a potential conflict of interest, but the investment adviser and sub-advisers believe that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.

The investment adviser and sub-advisers may purchase for the funds, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser or sub-advisers with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The investment adviser and sub-advisers may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable funds to trade directly with other institutional holders. At times, this may allow funds to trade larger blocks than would be possible trading through a single market maker.

The investment adviser and sub-advisers may aggregate securities sales or purchases among two or more funds. The investment adviser and sub-advisers will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser and sub-advisers, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer (including affiliates of the sub-advisers) as its broker for executing orders for the funds on securities exchanges, the investment adviser and the sub-advisers follow procedures, adopted by the funds' Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS


The Laudus U.S. MarketMasters Fund(TM) paid brokerage commissions of $401,190, $446,747 and $397,906 for fiscal years ended October 31, 2004, 2003 and 2002, respectively.



The Laudus Balanced MarketMasters Fund(TM) paid brokerage commissions of $198,118, $160,153 and $138,911 for fiscal years ended October 31, 2004, 2003 and 2002, respectively.



The Laudus Small-Cap MarketMasters Fund(TM) paid brokerage commissions of $663,931, $708,009 and $671,348 for fiscal years ended October 31, 2004, 2003 and 2002, respectively.



The Laudus International MarketMasters Fund(TM) paid brokerage commissions of $2,041,448, $1,142,041 and $997,384 for fiscal years ended October 31, 2004,
2003 and 2002, respectively.


                             REGULAR BROKER-DEALERS


A fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended October 31, 2004, certain of the funds purchased securities issued by the following regular broker-dealers:



LAUDUS U.S. MARKETMASTERS FUND



                                                                   Value of Fund's Holdings as of
                    Regular Broker-Dealer                                 October 31, 2004
                    ---------------------                                 ----------------
JPMorgan Chase & Co.                                                      $2,459,000
Goldman Sachs Group, Inc.                                                   $753,000



LAUDUS BALANCED MARKETMASTERS FUND



                                                                   Value of Fund's Holdings as of
                    Regular Broker-Dealer                                 October 31, 2004
                    ---------------------                                 ----------------
Citigroup, Inc.                                                           $2,265,000
Goldman Sachs Group, Inc.                                                   $762,000
JPMorgan Chase & Co.                                                        $481,000
Barclays Bank Plc                                                           $399,000
Merrill Lynch & Co., Inc.                                                   $294,000



LAUDUS INTERNATIONAL MARKETMASTERS FUND



                                                                   Value of Fund's Holdings as of
                    Regular Broker-Dealer                                 October 31, 2004
                    ---------------------                                 ----------------
HSBC Holdings PLC                                                         $2,844,000
Daiwa Securities Group, Inc.                                              $1,077,000


                            DESCRIPTION OF THE TRUST

Each fund is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.






The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover the trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

  PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2005:
New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the funds' transfer agent no later than the close of the NYSE's trading session will be executed that day at the funds' (or class') share price calculated that day. On any day that the NYSE closes early, such as days in advance of holidays, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.

As long as the funds or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The Trust's Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. These minimums may be waived, for clients of Schwab Institutional and Schwab Corporate Services retirement plans. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for retirement savings, education savings, or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs. The minimums may be changed without prior notice.



Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements. In order to aggregate investments for these purposes, investment managers must purchase shares through a financial institution, such as a broker, that has been approved by the fund or its distributor and that has the capability to process purchase and redemption orders and to monitor the balances of the managers' underlying customer accounts on an aggregated basis.



As explained in more detail in the funds' prospectus, the Laudus MarketMasters Funds(TM) reserve the right to waive the early redemption fee, if applicable, for certain tax-advantaged retirement plans or charitable giving funds, or in other circumstances when the funds' officers determine that such a waiver is in the best interests of the fund and its shareholders.


Each of the funds has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.


Each fund is designed for long term investing. Because short term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right to refuse any purchase or exchange order or large purchase or exchange orders, including any purchase or exchange order which appears, in its sole discretion, to be associated with short term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short term trading activities. The funds and Schwab reserve the right to refuse any purchase or exchange order, including large orders that may negatively impact their operations. More information regarding the funds' policies regarding "market timing' is included in the funds' prospectus.



Shares of the funds may be held only through a Schwab account or certain financial intermediaries that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a financial intermediary.

                         EXCHANGING SHARES OF THE FUNDS


An exchange order involves the redemption of all or a portion of the shares of one SchwabFund, including Laudus MarketMasters Funds(TM) and the simultaneous purchase of shares of another SchwabFund, including another Laudus MarketMasters Funds. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Also, exchange orders may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds(R) that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.


The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each fund or share class calculates its share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund's securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.

Shareholders of funds that invest in foreign securities should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund's securities may change on days when it is not possible to buy or sell shares of the fund.


The funds use approved pricing services to provide values for their securities. Current market values are generally determined by the approved pricing services as follows: generally securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices; generally securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Generally securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.


                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" ("RIC") by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short term capital losses into long term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the funds and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of a fund become ex-dividend with respect to such dividend (and each fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code.

Distributions from net capital gain (if any) that are designated as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gains dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. Long-term capital gains also will be taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

A fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in a fund, dividend distributions the fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding"; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short term capital gains; provided, however, that for a fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2007, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.


Income that the funds receive from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the funds, other than the Laudus International MarketMasters Fund(TM), will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent a fund invests in an underlying fund that elects to pass through foreign taxes, the fund will not be able to pass through the taxes paid by the underlying fund. Each shareholder's respective pro rata share of foreign taxes the fund pays will, therefore, be netted against their share of the fund's gross income.

The funds may invest in a non-U.S. corporation that could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the funds do invest in PFICs, they may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the funds may be required to distribute amounts in excess of realized income and gains. To the extent that the funds do invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to funds' shareholders. Therefore, the payment of this tax would reduce the funds' economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the funds.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

From time to time, a fund may report the percentage of its assets that fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                          STANDARD & POOR'S CORPORATION

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

                                   FITCH, INC.

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated 'F1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                          DOMINION BOND RATING SERVICE

Bond and Long Term Debt Rating Scale

As is the case with all DBRS rating scales, long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA:  Highest Credit Quality
AA:  Superior Credit Quality
A:  Satisfactory Credit Quality

BBB:  Adequate Credit Quality
BB:  Speculative
B: Highly Speculative

CCC: Very Highly Speculative
CC:  Very Highly Speculative
C:  Very Highly Speculative

"AAA" Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

"AA" Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

"A" Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

"BBB" Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

"BB" Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

"B" Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

"CCC" / "CC" / "C" Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B". Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

"D" This category indicates Bonds in default of either interest or principal.

("HIGH", "LOW") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

                COMMERCIAL PAPER AND SHORT-TERM DEBT RATING SCALE

Dominion Bond Rating Service

As is the case with all DBRS rating scales, commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations which are relevant for the borrowing entity.

R-1:  Prime Credit Quality

R-2:  Adequate Credit Quality

R-3:  Speculative

All three DBRS rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

"R-1 (HIGH)" Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

"R-1 (MIDDLE)" Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

"R-1 (LOW)" Short term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

"R-2 (HIGH)", "R-2 (MIDDLE)", "R-2 (LOW)" Short term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

"R-3 (HIGH)", "R-3 (MIDDLE)", "R-3 (LOW)" Short term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

              SHORT TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                   FITCH, INC.

Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                                   FITCH, INC.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

                                     PART C
                                OTHER INFORMATION
                              SCHWAB CAPITAL TRUST

Item 23.       Exhibits.


(a)      Articles of                      Agreement and Declaration of Trust, dated May 6, 1993 is incorporated by
         Incorporation                    reference to Exhibit 1, File No. 811-7704, of Post-Effective Amendment No.
                                          21 to Registrant's Registration on Form N-1A, electronically filed on
                                          December 17, 1997.

(b)      By-Laws                          Amended and Restated By-Laws are incorporated herein by reference to Exhibit
                                          (b), File No. 811-7704 of Post-Effective Amendment No. 70 to Registrant's
                                          Registration Statement on Form N-1A, electronically filed on February 11,
                                          2005.

(c)      Instruments          (i)         Article III, Section 5, Article V, Article VI, Article VIII, Section 4 and
         Defining rights                  Article IX, Sections 1, 5 and 7 of the Agreement and Declaration of Trust,
         of Security Holders              dated May 6, 1993, referenced in Exhibit (a) above, are incorporated herein by reference to Exhibit 1, File No. 811-7704, to Post-Effective Amendment
                                          No. 21 of Registrant's Registration Statement on Form N-1A electronically filed on December 17, 1997.

                              (ii)        Articles 9 and 11 of the Amended and Restated By-Laws are incorporated herein by reference to Exhibit b, File No. 811-7704, of Post-Effective Amendment No.
                                          70 to Registrant's Registration Statement on Form N-1A, electronically filed on February 11, 2005.

(d)      Investment           (i)         Investment Advisory and Administration Agreement between Registrant and
         Advisory Contracts               Charles Schwab Investment Management, Inc. (the "Investment Adviser"), dated
                                          June 15, 1994, is incorporated herein by reference to Exhibit 5(a), File No.
                                          811-7704, of Post-Effective Amendment No. 21 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on December 17, 1997.

                              (ii)        Amended Schedules A and B to the Investment Advisory and Administration
                                          Agreement between Registrant and the Investment Adviser, referenced in
                                          Exhibit (d)(i) above, is incorporated herein by reference to Exhibit
                                          (d)(ii), File No. 811-7704 of Post-Effective Amendment No. 70 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on
                                          February 11, 2005.

                              (iii)       Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and American Century Investment Management, Inc.
                                          is incorporated herein by reference to Exhibit (d)(iv), File No. 811-7704 of
                                          Post-Effective Amendment No. 48 to Registrant's Registration Statement on
                                          Form N-1A electronically filed on May 30, 2002.


Part C

                              (iv)        Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and TCW Investment Management Company is
                                          incorporated by reference to Exhibit (d)(iv), File No. 811-7704 of
                                          Post-Effective Amendment No. 66 to Registrant's Registration Statement on
                                          Form N-1A electronically filed on January 21, 2005.

                              (v)         Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and Artisan Partners Limited Partnership is
                                          incorporated herein by reference to Exhibit (d)(vi), File No. 811-7704 of
                                          Post-Effective Amendment No. 48 to Registrant's Registration Statement on
                                          Form N-1A electronically filed on May 30, 2002.

                              (vi)        Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and Gardner Lewis, dated November 23, 2004, is electronically filed herein as Exhibit (d)(vi), File No. 811-7704.

                              (vii)       Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and Harris Associates LP is incorporated herein by reference to Exhibit (d)(x), File No. 811-7704 of Post-Effective Amendment
                                          No. 48 to Registrant's Registration Statement on Form N-1A electronically filed on May 30, 2002.

                              (viii)      Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and Pacific Investment Management Company LLC is
                                          incorporated herein by reference to Exhibit (d)(xi), File No. 811-7704 of
                                          Post-Effective Amendment No. 48 to Registrant's Registration Statement on
                                          Form N-1A electronically filed on May 30, 2002.

                              (ix)        Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and TAMRO Capital Partners, LLC dated February 6,
                                          2004 is incorporated by reference to Exhibit (d)(ix), File No. 811-7704 of
                                          Post-Effective Amendment No. 70 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 11, 2005.

                              (x)         Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and TCW Investment Management Company is
                                          incorporated herein by reference to Exhibit (d)(xiii), File No. 811-7704 of
                                          Post-Effective Amendment No. 48 to Registrant's Registration Statement on
                                          Form N-1A electronically filed on May 30, 2002.


Part C

                              (xi)        Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and Thornburg Investment Management Inc. is
                                          incorporated herein by reference to Exhibit (d)(xiv), File No. 811-7704 of
                                          Post-Effective Amendment No. 48 to Registrant's Registration Statement on
                                          Form N-1A electronically filed on May 30, 2002.

                              (xii)       Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and Tocqueville Asset Management, L.P.
                                          incorporated herein by reference to Exhibit (d)(xv), File No. 811-7704 of
                                          Post-Effective Amendment No. 48 to Registrant's Registration Statement on
                                          Form N-1A electronically filed on May 30, 2002.

                              (xiii)      Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and Veredus Asset Management LLC is incorporated herein by reference to Exhibit (d)(xvi), File No. 811-7704 of Post-Effective
                                          Amendment No. 48 to Registrant's Registration Statement on Form N-1A
                                          electronically filed on May 30, 2002.

                              (xiv)       Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and William Blair & Company, L.L.C. is
                                          incorporated herein by reference to Exhibit (d)(xvii), File No. 811-7704 of
                                          Post-Effective Amendment No. 48 to Registrant's Registration Statement on
                                          Form N-1A electronically filed on May 30, 2002.

                              (xv)        Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and Janus Capital Management LLC, is incorporated herein by reference to Exhibit (d)(xviii), File No. 811-7704 of
                                          Post-Effective Amendment No. 50 to Registrant's Statement of Form N-1A
                                          electronically filed on February 28, 2003.

                              (xvi)       Sub-Management Agreement between Janus Capital Management LLC, and Perkins,
                                          Wolf, McDonnell & Company, dated April 15, 2003, is incorporated herein by reference to Exhibit (d)(xviv), File No. 811-7704 of Post-Effective
                                          Amendment No. 55 to Registrant's Registration Statement on Form N-1A,
                                          electronically filed on June 30, 2003.

                              (xvii)      Letter of Agreement between Registrant and Investment Adviser on behalf of
                                          Schwab Capital Trust dated February 25, 2005, is electronically filed herein as Exhibit (d)(xvii), File No. 811-7704.


Part C

                              (xviii)     Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                          Schwab Investment Management Inc., and American Century Investment
                                          Management, Inc., dated March 26, 2003, is incorporated herein by reference to Exhibit (d)(xviii), File No. 811-7704 of Post-Effective Amendment No. 60 to Registrant's Registration Statement on Form N-1A, electronically filed on
                                          February 26, 2004.

                              (xix)       Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                          Schwab Investment Management Inc., and Artisan Partners Limited Partnership,
                                          dated March 26, 2003, is incorporated herein by reference to Exhibit (d)(xx),
                                          File No. 811-7704 of Post-Effective Amendment No. 60 to Registrant's
                                          Registration Statement on Form N-1A, electronically filed on February 26,
                                          2004.

                              (xx)        Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                          Schwab Investment Management Inc., and Harris Associates LP, dated March 26,
                                          2003, is incorporated herein by reference to Exhibit (d)(xxii), File No.
                                          811-7704 of Post-Effective Amendment No. 60 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on February 26, 2004.

                              (xxi)       Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                          Schwab Investment Management Inc., and Pacific Investment Management Company
                                          LLC, dated March 26, 2003, is incorporated herein by reference to Exhibit
                                          (d)(xxiii), File No. 811-7704 of Post-Effective Amendment No. 60 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on
                                          February 26, 2004.

                              (xxii)      Amendment to Investment Sub-Advisory Agreement between Charles Schwab
                                          Investment Management Inc., and TAMRO Capital Partners, LLC dated March 11,
                                          2004, is incorporated herein by reference to Exhibit (d)(xxiii), File No.
                                          811-7704 of Post-Effective Amendment No. 70 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on February 11, 2005.

                              (xxiii)     Amendment to Investment Sub-Advisory Agreement between Charles Schwab
                                          Investment Management Inc., and TAMRO Capital Partners, LLC dated December
                                          2, 2004, is incorporated by reference to Exhibit (d)(xxiii), File No.
                                          811-7704 of Post-Effective Amendment No. 70 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on February 11, 2005.

                              (xxiv)      Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                          Schwab Investment Management Inc., and TCW Investment Management Company,
                                          dated March 24, 2003, is incorporated herein by reference to Exhibit
                                          (d)(xxv), File No. 811-7704 of Post-Effective Amendment No. 60 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on
                                          February 26, 2004.


Part C

                              (xxv)       Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                          Schwab Investment Management Inc., and Thornburg Investment Management Inc.,
                                          dated March 20, 2003, is incorporated herein by reference to Exhibit
                                          (d)(xxvi), File No. 811-7704 of Post-Effective Amendment No. 60 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on
                                          February 26, 2004.

                              (xxvi)      Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                          Schwab Investment Management Inc., and Tocqueville Asset Management, LP,
                                          dated April 8, 2003, is incorporated herein by reference to Exhibit
                                          (d)(xxvii), File No. 811-7704 of Post-Effective Amendment No. 60 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on
                                          February 26, 2004.

                              (xxvii)     Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                          Schwab Investment Management Inc., and Veredus Asset Management LLC, dated
                                          March 26, 2003, is incorporated herein by reference to Exhibit (d)(xxviii),
                                          File No. 811-7704 of Post-Effective Amendment No. 60 to Registrant's
                                          Registration Statement on Form N-1A, electronically filed on February 26,
                                          2004.

                              (xxviii)    Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                          Schwab Investment Management Inc., and William Blair & Company, LLC, dated
                                          March 26, 2003, is incorporated herein by reference to Exhibit (d)(xxix),
                                          File No. 811-7704 of Post-Effective Amendment No. 60 to Registrant's
                                          Registration Statement on Form N-1A, electronically filed on February 26,
                                          2004.

                              (xxix)      Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                          Schwab Investment Management Inc., and Janus Capital Management LLC, dated
                                          May 15, 2003, is incorporated herein by reference to Exhibit (d)(xxx), File
                                          No. 811-7704 of Post-Effective Amendment No. 60 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on February 26, 2004.

                              (xxx)       Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                          Schwab Investment Management Inc., and American Century, dated January 11,
                                          2005, is electronically filed herein as Exhibit (d)(xxx), File No. 811-7704.

                              (xxxi)      Form of Amendment to Investment Sub-Advisory Agreement between Registrant,
                                          Charles Schwab Investment Management Inc., and Artisan, dated January 19,
                                          2005, is electronically filed herein as Exhibit (d)(xxxi), File No. 811-7704.

                              (xxxii)     Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                          Schwab Investment Management Inc., and Harris Associates LP, dated December
                                          2, 2004, is electronically filed herein as Exhibit (d)(xxxii), File No.
                                          811-7704.


Part C

                              (xxxiii)    Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                          Schwab Investment Management Inc., and Janus Capital Management LLC, dated
                                          December 2, 2004, is electronically filed herein as Exhibit (d)(xxxiii), File
                                          No. 811-7704.

                              (xxxiv)      Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                          Schwab Investment Management Inc., and Pacific Investment Management Company
                                          LLC, dated December 2, 2004, is electronically filed herein as Exhibit
                                          (d)(xxxiv), File No. 811-7704.

                              (xxxv)      Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                          Schwab Investment Management Inc., and TCW Investment Management Company,
                                          dated December 2, 2004, is electronically filed herein as Exhibit (d)(xxxv),
                                          File No. 811-7704.

                              (xxxvi)     Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                          Schwab Investment Management Inc., and Thornburg Investment Management, Inc.,
                                          dated December 2, 2004, is electronically filed herein as Exhibit
                                          (d)(xxxvi), File No. 811-7704.

                              (xxxvii)    Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                          Schwab Investment Management Inc., and Tocqueville Asset Management, L.P.,
                                          dated December 2, 2004, is electronically filed herein as Exhibit
                                          (d)(xxxvii), File No. 811-7704.

                              (xxxviii)   Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                          Schwab Investment Management Inc., and Veredus Asset Management, LLC, dated
                                          December 2, 2004, is electronically filed herein as Exhibit (d)(xxxviii), File
                                          No. 811-7704.

                              (xxxix)     Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                          Schwab Investment Management Inc., and William Blair & Company, L.L.C., dated
                                          December 2, 2004, is electronically filed herein as Exhibit (d)(xxxix), File
                                          No. 811-7704.


(e)      Underwriting         (i)         Distribution Agreement between Registrant and Charles Schwab & Co., Inc.
         Contracts                        ("Schwab"), dated July 21, 1993, is incorporated herein by reference to
                                          Exhibit 6(a), File No. 811-7704, of Post-Effective Amendment No. 21 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on
                                          December 17, 1997.

                              (ii)        Amended Schedule A to the Distribution Agreement between Registrant and
                                          Schwab, referenced at Exhibit (e)(i) above, is incorporated by reference to
                                          Exhibit (e)(ii), file No. 811-7704 of Post-Effective Amendment No. 70 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on
                                          February 11, 2005.


Part C

(f)      Bonus or Profit                  Inapplicable
         Sharing Contracts

(g)      Custodian            (i)         Accounting Services Agreement between Registrant and SEI Investments, dated
         Agreements                       July 1, 2003, is incorporated herein by reference as Exhibit (g)(i), File No.
                                          811-7704 of Post-Effective Amendment No. 56 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on July 16, 2003.

                              (ii)        Amended Schedule A to the Accounting Services Agreement between Registrant and SEI Investments, referenced in Exhibit (g)(i) above, is incorporated herein by reference as Exhibit (g)(ii), File No. 811-7704 of
                                          Post-Effective Amendment No. 56 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on July 16, 2003.

                              (iii)       Transfer Agency Agreement between Registrant and Schwab, dated July 21,
                                          1993, is incorporated herein by reference to Exhibit 8(j), File No.
                                          811-7704, of Post-Effective Amendment No. 21 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on December 17, 1997.

                              (iv)        Amended Schedules A and C to the Transfer Agency Agreement referenced at Exhibit (g)(iii) above, is incorporated herein by reference to
                                          Exhibit (g)(iv), File No. 811-7704 of Post-Effective Amendment No. 70 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on
                                          February 11, 2005.

                              (v)         Shareholder Service Agreement between Registrant and Schwab, dated July 21,
                                          1993 is incorporated herein by reference to Exhibit 8(l), File No. 811-7704, of Post-Effective Amendment No. 21 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on December 17, 1997.

                              (vi)        Amended Schedules A and C to the Shareholder Service Agreement between
                                          Registrant and Schwab, referenced at Exhibit (g)(v) above, is incorporated herein by reference to Exhibit (g)(vi), File No. 811-7704 of
                                          Post-Effective Amendment No. 70 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 11, 2005.

                              (vii)       Custodian Agreement by and between Registrant and Brown Brothers Harriman &
                                          Co. dated June 29, 2001, is incorporated herein by reference as Exhibit
                                          (g)(vi), File No. 811-7704 of Post-Effective Amendment No. 55 to Registrant's
                                          Registration Statement on Form N-1A, electronically filed on June 30, 2003.


Part C


                              (viii)      Amended Schedule A to Custodian Agreement between Registrant and Brown
                                          Brothers Harriman & Co., dated July 1, 2003 referenced at Exhibit (g)(vii), is incorporated herein by reference as Exhibit (g)(viii), File No. 811-7704 of Post-Effective Amendment No. 56 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on July 16, 2003.

                              (ix)        Custodian Services Agreement between the Registrant and PFPC Trust Company on behalf of Schwab S&P 500 Fund, Schwab Core Equity Fund, Schwab Institutional
                                          Select S&P 500 Fund, Schwab Institutional Select Large-Cap Value Index Fund,
                                          Schwab Institutional Select Small-Cap Value Index Fund, Schwab Total Stock
                                          Market Index Fund, Schwab U.S. MarketMasters Fund, Schwab Balanced
                                          MarketMasters Fund, Schwab Small-Cap MarketMasters Fund, Schwab International
                                          MarketMasters Fund and Schwab Hedged Equity Fund, dated September 25, 2003, is incorporated herein by reference to Exhibit (g)(ix) to File No. 811-7704 , of Post-Effective Amendment No. 58 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on December 11, 2003.

                              (x)         Accounting Services Agreement between Registrant, on behalf of Schwab U.S.
                                          MarketMasters Fund, Schwab Balanced MarketMasters Fund, Schwab Small-Cap
                                          MarketMasters Fund, Schwab International MarketMasters Fund and Schwab Hedged
                                          Equity Fund, is incorporated herein by reference as Exhibit (g)(xxiv) to File
                                          No. 811-7704, of Post-Effective Amendment No. 50 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on February 28, 2003.

                              (xi)        Rule 17f-5 and 17f-7 Services Agreement between Registrant and PFPC
                                          Trust Company dated September 25, 2003, is incorporated herein by reference to Exhibit (g)(xi) to File No. 811-7704, of Post-Effective
                                          Amendment No. 58 to Registrant's Registration Statement on Form N-1A,
                                          electronically filed on December 11, 2003.

(h)      Other Material                   License Agreement between Schwab Capital Trust and Standard & Poor's is
         Contracts                        incorporated herein by reference to Exhibit (h), File No. 811-7704, of
                                          Post-Effective Amendment No. 32 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 26, 1999.

(i)      Legal Opinion                    Legal Opinion is electronically filed herein as Exhibit (i) to File No.
                                          811-7704.

(j)      Other Opinions                   Auditors' Consent is electronically filed herein as Exhibit (j) to File No.
                                          811-7704

(k)      Omitted Financial                Inapplicable.
         Statements


Part C

(l)      Initial Capital      (i)         Purchase Agreement for the Schwab International Index Fund(R), dated June
         Agreement                        17, 1993, is incorporated herein by reference to Exhibit 13(a), File No.
                                          811-7704, of Post-Effective Amendment No. 21 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on December 17, 1997.

                              (ii)        Purchase Agreement for the Schwab Small-Cap Index Fund(R), dated
                                          October 13, 1993, is incorporated herein by reference to Exhibit 13(b),
                                          File No. 811-7704, of Post-Effective Amendment No. 21 to Registrant's
                                          Registration Statement on Form N-1A, electronically filed on December 17,
                                          1997.

                              (iii)       Purchase Agreement for the Schwab MarketTrack Portfolios - Growth
                                          Portfolio, Balanced Portfolio and Conservative Portfolio (formerly
                                          Schwab Asset Director(R)- High Growth, Schwab Asset Director - Balanced
                                          Growth, and Schwab Asset Director - Conservative Growth Funds) is
                                          incorporated herein by reference to Exhibit 13(c), File No. 811-7704, of
                                          Post-Effective Amendment No. 6 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on December 15, 1996.

                              (iv)        Purchase Agreement for the Schwab S&P 500 Fund-Investor Shares and
                                          e.Shares(R) is incorporated herein by reference to Exhibit 13(d), File No.
                                          811-7704, of Post-Effective Amendment No. 7 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on February 27, 1996.

                              (v)         Purchase Agreement for the Schwab Core Equity Fund(TM) (formerly Schwab
                                          Analytics Fund(R)) is incorporated herein by reference to Exhibit 13(e), File
                                          No. 811-7704, to Post-Effective Amendment No. 13 of Registrant's Registration
                                          Statement on Form N-1A, electronically filed on October 10, 1996.

                              (vi)        Purchase Agreement for Laudus International MarketMasters Fund
                                          (formerly Schwab International MarketMasters Fund, Schwab
                                          MarketManager International Portfolio and as Schwab OneSource(R)
                                          Portfolios-International) is incorporated herein by reference to
                                          Exhibit 13(f), File No. 811-7704, of Post-Effective Amendment No. 13 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on
                                          October 10, 1996.


Part C

                              (vii)       Purchase Agreement for Laudus U.S. MarketMasters Fund and Laudus Balanced
                                          MarketMasters Fund (formerly Schwab U.S. MarketMasters Fund and Schwab
                                          Balanced MarketMasters Fund, Schwab MarketManager(TM) Growth Portfolio and
                                          Balanced Portfolio and as Schwab OneSource Portfolios-Growth Allocation and
                                          Schwab OneSource Portfolios-Balanced Allocation) is incorporated herein by reference of Exhibit 13(g), File No. 811-7704, to Post-Effective Amendment
                                          No. 14 to Registration Statement on Form N-1A, electronically filed on
                                          December 18, 1996.

                              (viii)      Purchase Agreement for Laudus Small-Cap MarketMasters Fund (formerly Schwab
                                          Small-Cap MarketMasters Fund, Schwab MarketManager Small Cap Portfolio and as
                                          Schwab OneSource(R) Portfolios-Small Company) is incorporated herein by reference to Exhibit 13(h), File No. 811-7704, of Post-Effective Amendment
                                          No. 21 to Registrant's Registration Statement on Form N-1A, electronically filed on December 17, 1997.

                              (ix)        Purchase Agreement for Schwab MarketTrack(TM) All Equity Portfolio is
                                          incorporated herein by reference to Exhibit 13(i), File No. 811-7704, of
                                          Post-Effective Amendment No. 26 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on August 14, 1998.

                              (x)         Purchase Agreement for Schwab Institutional Select S&P 500 Fund, Schwab
                                          Institutional Select Large-Cap Value Index Fund and Schwab Institutional
                                          Select Small-Cap Value Index Fund (formerly Institutional Select S&P 500
                                          Fund, Institutional Select Large-Cap Value Index Fund and Institutional
                                          Select Small-Cap Value Index Fund) is incorporated herein by reference to
                                          Exhibit (l)(x), File No. 811-7704, of Post-Effective Amendment No. 32 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on
                                          February 26, 1999.

                              (xi)        Purchase Agreement for Schwab Total Stock Market Index Fund is incorporated herein by reference to Exhibit (l)(xi), File No. 811-7704, of Post-Effective
                                          Amendment No. 33 to Registrant's Registration Statement on Form N-1A
                                          electronically filed on April 15, 1999.

                              (xii)       Purchase Agreement for Schwab Financial Services Fund, Schwab Health
                                          Care Fund and Schwab Technology Fund (formerly Schwab Focus Funds) Schwab
                                          Focus Funds, is incorporated herein by reference to Exhibit (l)(xii), File
                                          No. 811-7704, of Post-Effective Amendment No. 40 to Registrant's
                                          Registration Statement on Form N-1A electronically filed on February 26,
                                          2001.

                              (xiii)      Purchase Agreement for Schwab Hedged Equity Fund is incorporated herein by reference to Exhibit (l)(xiii) to File No. 811-7704, of Post-Effective
                                          Amendment No. 49 to Registrant's Registration Statement on Form N-1A,
                                          electronically filed on August 6, 2002.


Part C

                              (xiv)       Purchase Agreement for Schwab Small-Cap Equity Fund is incorporated herein by reference to Exhibit (l)(xxiv), File No. 811-7704 of Post-Effective Amendment
                                          No. 55 to Registrant's Registration Statement on Form N-1A, electronically filed on June 30, 2003.

                              (xv)        Purchase Agreement for Schwab Dividend Equity Fund is incorporated herein by reference to Exhibit (l)(xv), File No. 811-7704 of Post-Effective Amendment
                                          No. 58 to Registrant's Registration Statement on Form N-1A, electronically filed on December 11, 2003.

                              (xvi)       Purchase Agreement for Schwab Premier Equity Fund is incorporated herein by reference to Exhibit (l)(xvi), File No. 811-7704 of Post-Effective Amendment
                                          No. 70 to Registrant's Registration Statement on Form N-1A, electronically filed on February 11, 2005.


(m)      Rule 12b-1 Plan                  Inapplicable.

(n)      Financial Data       (i)         Inapplicable.
         Schedule

(o)      Rule 18f-3 Plan      (i)         Amended and Restated Multiple Class Plan, adopted on February 28, 1996, amended and restated as of August 26, 2003 is incorporated herein by reference to Exhibit (o)(i), File No. 811-7704, of Post-Effective Amendment No. 58 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on
                                          December 11, 2003.

                              (ii)        Amended Schedule A to the Amended and Restated Multiple Class Plan referenced at Exhibit (o)(i) above is incorporated herein by reference to Exhibit
                                          (o)(ii), File No. 811-7704 of Post-Effective Amendment No. 70 to Registrant's
                                          Registration Statement on Form N-1A, electronically filed on February 11,
                                          2005.

(p)      Power of Attorney    (i)         Power of Attorney executed by Mariann Byerwalter, September 4, 2002, is incorporated herein by reference as Exhibit (p)(i), File No. 811-7704 of
                                          Post-Effective Amendment No. 50 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 28, 2003.

                              (ii)        Power of Attorney executed by William A. Hasler, September 4, 2002, is incorporated herein by reference as Exhibit (p)(ii), File No. 811-7704 of
                                          Post-Effective Amendment No. 50 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 28, 2003.

                              (iii)       Power of Attorney executed by Gerald B. Smith, September 4, 2002, is incorporated herein by reference as Exhibit (p)(iii), File No. 811-7704 of
                                          Post-Effective Amendment No. 50 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 28, 2003.


Part C

                              (iv)        Power of Attorney executed by Charles R. Schwab, September 4, 2002, is incorporated herein by reference as Exhibit (p)(iv), File No. 811-7704 of
                                          Post-Effective Amendment No. 50 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 28, 2003.

                              (v)         Power of Attorney executed by Donald F. Dorward, September 4, 2002, is incorporated herein by reference as Exhibit (p)(vii), File No. 811-7704 of
                                          Post-Effective Amendment No. 50 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 28, 2003.

                              (vi)        Power of Attorney executed by Robert G. Holmes, September 4, 2002, is incorporated herein by reference as Exhibit (p)(viii), File No. 811-7704 of
                                          Post-Effective Amendment No. 50 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 28, 2003.

                              (vii)       Power of Attorney executed by Donald R. Stephens, September 4, 2002, is incorporated herein by reference as Exhibit (p)(ix), File No. 811-7704 of
                                          Post-Effective Amendment No. 50 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 28, 2003.

                              (viii)      Power of Attorney executed by Michael W. Wilsey, September 4, 2002, is incorporated herein by reference as Exhibit (p)(x), File No. 811-7704 of
                                          Post-Effective Amendment No. 50 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 28, 2003.

                              (ix)        Power of Attorney executed by Evelyn Dilsaver, August 31, 2004, is incorporated herein by reference as Exhibit (p)(ix), File No. 811-7704 of
                                          Post-Effective Amendment No. 64 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on November 29, 2004.

                              (x)         Power of Attorney executed by George Pereira, November 15, 2004, is incorporated herein by reference as Exhibit (p)(x), File No. 811-7704 of
                                          Post-Effective Amendment No. 64 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on November 29, 2004.

(q)      Code of Ethics       (i)         Code of Ethics adopted by Registrant, Charles Schwab Investment Management
                                          Inc. and Charles Schwab & Co., Inc., dated January 1, 2005, is electronically filed herein as Exhibit (q)(i), File No. 811-7704.

                              (ii)        Sub-Advisor Code of Ethics adopted by American Century Investment Management,
                                          Inc. dated January 1, 2005, is electronically filed herein as Exhibit
                                          (q)(ii), File No. 811-7704.

                              (iii)       Sub-Advisor Code of Ethics adopted by Gardner Lewis Asset Management, dated
                                          January 30, 2005, is electronically filed herein as Exhibit (q)(iii), File
                                          No. 811-7704.


Part C

                              (iv)        Sub-Advisor Code of Ethics adopted by Artisan Partners Limited Partnership, dated January 30, 2005, is electronically filed herein as Exhibit (q)(iv),
                                          File No. 811-7704.

                              (v)         Sub-Advisor Code of Ethics adopted by Janus Capital Management LLC, dated
                                          February 1, 2005, is electronically filed herein as Exhibit (q)(v), File No.
                                          811-7704.
                              (vi)        Sub-Advisor Code of Ethics adopted by Harris Associates LP, dated January 12,
                                          2005, is electronically filed herein as Exhibit (q)(vi), File No. 811-7704.

                              (vii)       Sub-Advisor Code of Ethics adopted by Pacific Investment Management Company
                                          LLC, dated January 6, 2005, is electronically filed herein as Exhibit
                                          (q)(vii), File No. 811-7704.

                              (viii)      Sub-Advisor Code of Ethics adopted by Perkins, Wolf, McDonnell & Company,
                                          LLC, dated July 7, 2004, is electronically filed herein as Exhibit (q)(viii),
                                          File No. 811-7704.

                              (ix)        Sub-Advisor Code of Ethics adopted by TAMRO Capital Partners, LLC, dated
                                          February 1, 2005, is electronically filed herein as Exhibit (q)(ix), File No.
                                          811-7704.

                              (x)         Sub-Advisor Code of Ethics adopted by TCW Investment Management Company, dated February 1, 2005, is electronically filed herein as Exhibit (q)(x),
                                          File No. 811-7704.

                              (xi)        Sub-Advisor Code of Ethics adopted by Thornburg Investment Management, Inc.
                                          is electronically filed herein as Exhibit (q)(xi), File No. 811-7704.

                              (xii)       Sub-Advisor Code of Ethics adopted by Tocqueville Asset Management, L.P., dated October 5, 2004, is electronically filed herein as Exhibit (q)(xii),
                                          File No. 811-7704.

                              (xiii)      Sub-Advisor Code of Ethics adopted by Veredus Asset Management LLC, dated
                                          January 7, 2005, is electronically filed herein as Exhibit (q)(xiii), File
                                          No. 811-7704.

                              (xiv)       Sub-Advisor Code of Ethics adopted by William Blair Company, L.L.C., dated
                                          October 15, 2004, is electronically filed herein as Exhibit (q)(xiv), File
                                          No. 811-7704.


Item 24.      Persons Controlled by or under Common Control with the Fund.

       The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios each are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"), are advised by the Investment Adviser, and employ Schwab as their principal underwriter, transfer agent and shareholder services agent. As a result,


Part C

The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios may be deemed to be under common control with Registrant.

Item 25.      Indemnification.

       Article VIII of Registrant's Agreement and Declaration of Trust (Exhibit
(1) hereto, which is incorporated by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

        Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Manager

Registrant's investment adviser, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as investment manager to Registrant, also serves as the investment manager to The Charles Schwab Family of Funds, Schwab Investments, and Schwab Annuity Portfolios, Laudus Trust and Laudus Variable Insurance Trust, each an open-end, management investment company. The principal place of business of the investment adviser is 101 Montgomery Street, San Francisco, California 94104. The only business in which the investment adviser engages is that of investment adviser and administrator to Registrant, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future, investment adviser to Laudus Trust and Laudus Variable Trust and an investment adviser to certain non-investment company clients.

The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser
(CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below. In addition, the name and position of each director and/or


Part C
senior or executive officer of the Registrant's principal underwriter Charles Schwab & Co. Inc. is listed below.

Name and Position
with Registrant                  Name of Company                                   Capacity
--------------------------------------------------------------------------------------------------------------------------
Charles R. Schwab,               Charles Schwab & Co., Inc.                        Chairman
Trustee and Chairman
                                 The Charles Schwab Bank, N.A.                     Chairman, Director

                                 The Charles Schwab Corporation                    Chairman, Chief Executive Officer

                                 Charles Schwab Investment Management, Inc.        Chairman

                                 Schwab Holdings, Inc.                             Chief Executive Officer

                                 Schwab International Holdings, Inc.               Chairman and Chief Executive
                                                                                   Officer

                                 Schwab (SIS) Holdings, Inc. I                     Chairman and Chief Executive
                                                                                   Officer

                                 Charles Schwab Holdings (UK)                      Chairman

                                 All Kinds of Minds                                Director

                                 Charles and Helen Schwab Foundation               Director

                                 Siebel Systems                                    Director

                                 United States Trust Company of New York           Director

                                 U.S. Trust Corporation                            Director

                                 Stanford University                               Trustee

                                 The Gap, Inc.                                     Director until May 2004

                                 Xign, Inc.                                        Director until June 2003

Jeremiah A. Chafkin              Charles Schwab & Co. Inc.                         Executive Vice President and
                                                                                   President of Advised Investor

Christopher V. Dodds             Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   Chief Financial Officer


Part C

Name and Position
with Registrant                  Name of Company                                   Capacity
--------------------------------------------------------------------------------------------------------------------------
Carrie Dwyer                     Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Corporate Oversight and
                                                                                   Corporate Secretary

Charles Goldman                  Charles Schwab & Co., Inc.                        Executive Vice President,
                                                                                   Strategy and Corporate
                                                                                   Development

Jeffrey M. Lyons                 Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   President, Active Trader
                                                                                   Enterprise.  Prior to July 2004,
                                                                                   Mr. Lyons was Executive Vice
                                                                                   President, Asset Management
                                                                                   Products & Services.

Randall W. Merk                  Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   President, AMPS Enterprise.
                                                                                   From September 2002 to July
                                                                                   2004, Mr. Merk was President &
                                                                                   CEO of CSIM.

Jan Hier-King                    Charles Schwab & Co., Inc.                        Executive Vice President - Human
                                                                                   Resources

Deborah McWhinney                Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   President, Schwab
                                                                                   Institutional.

Gideon Sasson                    Charles Schwab & Co., Inc.                        Executive Vice President, Chief
                                                                                   Information Officer

Becky Saeger                     Charles Schwab & Co., Inc.                        Executive Vice President, Brand
                                                                                   Management and Marketing
                                                                                   Communications

Maurisa Sommerfield              Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Schwab Operations

William Atwell                   Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Client Sales and Services and
                                                                                   Schwab Bank

                                 The Charles Schwab Bank, N.A.                     Director

Evelyn S. Dilsaver               Charles Schwab Investment Management, Inc.        President and Chief Executive
President and Chief                                                                Office
Executive Officer


Part C

Name and Position
with Registrant                  Name of Company                                   Capacity
--------------------------------------------------------------------------------------------------------------------------
                                 Charles Schwab & Co. Inc.                         Executive Vice President.  From
                                                                                   June 2003 to July 2004, Ms.
                                                                                   Dilsaver was Senior Vice
                                                                                   President of the Asset
                                                                                   Management Products and Services
                                                                                   Enterprise, with responsibility
                                                                                   for product development and
                                                                                   distribution.  Prior to this,
                                                                                   Ms. Dilsaver was Executive Vice
                                                                                   President of U.S. Trust, a
                                                                                   subsidiary of The Charles Schwab
                                                                                   Corporation, as its chief
                                                                                   financial officer and chief
                                                                                   administrative officer.

Stephen B. Ward,                 Charles Schwab Investment Management, Inc.        Director, Senior Vice President
Senior Vice President and                                                          and Chief Investment Officer
Chief Investment Officer
                                 The Charles Schwab Trust Company                  Chief Investment Officer

Koji E. Felton,                  Charles Schwab Investment Management, Inc.        Senior Vice President, Chief
Secretary                                                                          Counsel and Assistant Corporate
                                                                                   Secretary

                                 Charles Schwab & Co., Inc.                        Senior Vice President, Deputy
                                                                                   General Counsel

Randall Fillmore                 Charles Schwab Investment Management, Inc.        Senior Vice President and Chief
Chief Compliance Officer                                                           Compliance Officer

George Pereira                   Charles Schwab Investment Management, Inc.        Senior Vice President and Chief
Treasurer and Chief Financial                                                      Financial Officer
Officer

Kimon P. Daifotis                Charles Schwab Investment Management, Inc.        Senior Vice President and Chief
Senior Vice President and                                                          Investment Officer, Fixed Income
Chief Investment Officer

Jeffrey M. Mortimer              Charles Schwab Investment Management, Inc.        Senior Vice President and Chief
Senior Vice President and                                                          Investment Officer, Equities
Chief Investment Officer

Item 27.    Principal Underwriters.

              (a) Schwab acts as principal underwriter and distributor of Registrant's shares.


Part C

Schwab also acts as principal underwriter for the Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and intends to act as such for any other investment company which Schwab may sponsor in the future.

              (b) See Item 26(b) for information on each director and/or senior or executive officer of Schwab. The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.

              (c) Not applicable.

Item 28.    Location of Accounts and Records.

            All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of: Registrant and Registrant's investment adviser and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's former sub-investment adviser, Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Suite 1100, Santa Monica, California 90401; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's custodian for the Schwab International Index Fund and the Schwab Small-Cap Index Fund, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, Registrant's custodian for the balance of the funds and fund accountants, PNC Bank, National Association/PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, Chase Manhattan Bank, 1 Pierrepont Plaza, Brooklyn, New York 11201, and SEI Fund Resources, Oaks Pennsylvania 19456; Registrant's former custodians and fund accountants, Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02180; or Morgan Lewis & Bockius, 1701 Market Street, Philadelphia, PA 19103.

Item 29.    Management Services.

            Not applicable.

Item 30.    Undertakings.

            Not applicable.


Part C

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post Effective Amendment No. 71 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 25th day of February, 2005.

                                   SCHWAB CAPITAL TRUST
                                   Registrant

                                   Charles R. Schwab*
                                   ------------------
                                   Charles R. Schwab, Chairman and Trustee


      Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 25th day of February, 2005.

Signature                             Title
---------                             -----

Charles R. Schwab*                    Chairman and Trustee
-------------------
Charles R. Schwab

Evelyn Dilsaver*                      President and Chief Executive Officer
-----------------
Evelyn Dilsaver

Mariann Byerwalter*                   Trustee
-------------------
Mariann Byerwalter

Donald F. Dorward*                    Trustee
------------------
Donald F. Dorward

William A. Hasler*                    Trustee
------------------
William A. Hasler

Robert G. Holmes*                     Trustee
-----------------
Robert G. Holmes

Gerald B. Smith*                      Trustee
----------------
Gerald B. Smith

Donald R. Stephens*                   Trustee
-------------------
Donald R. Stephens

Michael W. Wilsey*                    Trustee
-------------------
Michael W. Wilsey

George Pereira*                       Treasurer and Principal Financial Officer
---------------
George Pereira


*By:  /s/ Timothy W. Levin
      --------------------
          Timothy W. Levin, Attorney-in-Fact
          Pursuant to Power of Attorney

                                  EXHIBIT INDEX


EXH. NO.          DOCUMENT
--------          --------
(d)(vi)           Investment Sub-Advisory Agreement
(d)(xvii)         Letter Agreement
(d)(xxx)          Amendment to Sub-Advisory Agreement
(d)(xxxi)         Form of Amendment to Sub-Advisory Agreement
(d)(xxxii)        Amendment to Sub-Advisory Agreement
(d)(xxxiii)       Amendment to Sub-Advisory Agreement
(d)(xxxiv)        Amendment to Sub-Advisory Agreement
(d)(xxxv)         Amendment to Sub-Advisory Agreement
(d)(xxxvi)        Amendment to Sub-Advisory Agreement
(d)(xxxvii)       Amendment to Sub-Advisory Agreement
(d)(xxxviii)      Amendment to Sub-Advisory Agreement
(d)(xxxix)        Amendment to Sub-Advisory Agreement
(i)               Legal Opinion
(j)               Auditors' Consent
(q)(i)            Code of Ethics
(q)(ii)           Sub-Adviser Code of Ethics
(q)(iii)          Sub-Adviser Code of Ethics
(q)(iv)           Sub-Adviser Code of Ethics
(q)(v)            Sub-Adviser Code of Ethics
(q)(vi)           Sub-Adviser Code of Ethics
(q)(vii)          Sub-Adviser Code of Ethics
(q)(viii)         Sub-Adviser Code of Ethics
(q)(ix)           Sub-Adviser Code of Ethics
(q)(x)            Sub-Adviser Code of Ethics
(q)(xi)           Sub-Adviser Code of Ethics
(q)(xii)          Sub-Adviser Code of Ethics
(q)(xiii)         Sub-Adviser Code of Ethics
(q)(xiv)          Sub-Adviser Code of Ethics



Part C